As filed with the Securities and Exchange Commission on April 17, 2015

File No. 333-62811; 811-03457

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 22	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT of 1940
Amendment No. 113	☒

Penn Mutual Variable Annuity Account III

(Exact Name of Registrant)

THE PENN MUTUAL LIFE INSURANCE COMPANY

(Name of Depositor)

600 Dresher Road

Horsham, Pennsylvania 19044

(Address of Principal Executive Offices of Depositor)

Depositor’s Telephone Number: 215-956-8000

Kevin T. Reynolds

Senior Vice President and Chief Legal Officer

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania 19044

(Name and Address of Agent for Service)

Copy to:

Michael Berenson

Morgan, Lewis & Bockius LLP

2020 K Street, N.W.

Washington, D.C. 20006

Title of Securities Being Registered: Individual Variable Annuity Contracts – Flexible Purchase Payments.

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	on May 1, 2015 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a) of Rule 485.
☐	on (date) pursuant to paragraph (a) of Rule 485.

PennMutual

Prospectus

Penn Mutual
Variable Annuity Account III

May 1, 2015

Pennant Select℠ Variable Annuity

PROSPECTUS — MAY 1, 2015

Individual Variable and Fixed Annuity Contract - Flexible Purchase Payments

PENNANT SELECT

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

THE PENN MUTUAL LIFE INSURANCE COMPANY

Philadelphia, Pennsylvania 19172 • Telephone (800) 523-0650

This prospectus describes an individual variable and fixed annuity contract (“Contract”) offered by The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”) and contains information that you should know before purchasing a Contract. Please read it carefully and save it for future reference.

The Contract is an agreement between you and Penn Mutual. You agree to make one or more payments to us and we agree to make annuity and other payments to you at a future date. The Contract:

•	has a variable component, which means that your Variable Account Value and any variable payout will be based upon investment experience (see investment options on next page),
•	has a fixed component, which means that your Fixed Account Value and any fixed payout will be based on purchase payments accumulated with interest at a rate of not less than 3%,
•	is tax-deferred, which means that you will not pay taxes until we begin to make annuity payments to you or you take money out,
•	allows you to choose to receive annuity payments over different periods of time, including over your lifetime,
•	offers guaranteed minimum death benefit options,
•	offers an estate enhancement death benefit option,
•	offers death benefit enhancement rider options,
•	offers an optional alternative free withdrawal provision,
•	offers an optional guaranteed minimum accumulation benefit rider,
•	offers an optional guaranteed minimum accumulation benefit and guaranteed minimum withdrawal benefit rider,
•	offers a growth and income advantage benefit rider, and
•	offers a purchasing power protector benefit rider with an adjustment for changes in the inflation rate.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. It is a crime for anyone to tell you otherwise.

The Contract is not suitable for short-term investment. You may pay a deferred sales charge of up to 7% on early withdrawals. If you withdraw money before age 59 1/2, you may pay a 10% additional income tax. The Contract is not a bank deposit and is not federally insured.

You may return your Contract within ten days of receipt for a full refund of the Contract Value (or purchase payments, if required by law). Longer free look periods apply in some states. Your purchase payment will be allocated to the Subaccounts you have selected on the date we issue your Contract. To return your Contract, simply deliver or mail it to our office or to our representative who delivered the Contract to you. The date of the cancellation will be the date we receive your Contract.

You may obtain a Statement of Additional Information, dated May 1, 2015, from us free of charge by writing The Penn Mutual Life Insurance Company, Attn: SAI Request—CNN, Philadelphia, PA 19172 or by visiting our web site at www.pennmutual.com. Or, you can call us at (800) 523-0650. The Statement of Additional Information contains more information about the Contract. It is filed with the Securities and Exchange Commission (the “Commission”), and we incorporate it by reference into this prospectus. The table of contents of the Statement of Additional Information is at the end of this prospectus.

The Commission maintains a web site (http://www.sec.gov) that contains this prospectus, the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

Under the variable component of the Contract, you may direct us to invest your payments in one or more of the following underlying funds (the “Funds”) through Penn Mutual Variable Annuity Account III (the “Separate Account”).

Penn Series Funds, Inc.	Manager
Money Market Fund	Penn Mutual Asset Management, Inc.
Limited Maturity Bond Fund	Penn Mutual Asset Management, Inc.
Quality Bond Fund	Penn Mutual Asset Management, Inc.
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Balanced Fund	Penn Mutual Asset Management, Inc.
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Growth Fund	MFS Investment Management
Large Core Growth Fund	Wells Capital Management, Inc.
Large Cap Value Fund	Loomis, Sayles & Company, L.P.
Large Core Value Fund	Eaton Vance Management
Index 500 Fund	SSgA Funds Management, Inc.
Mid Cap Growth Fund	Ivy Investment Management Company
Mid Cap Value Fund	Neuberger Berman Management LLC
Mid Core Value Fund	American Century Investment Management, Inc.
SMID Cap Growth Fund	Wells Capital Management, Inc.
SMID Cap Value Fund	AllianceBernstein L.P.
Small Cap Growth Fund	Janus Capital Management LLC
Small Cap Value Fund	Goldman Sachs Asset Management L.P.
Small Cap Index Fund	SSgA Funds Management, Inc.
Developed International Index Fund	SSgA Funds Management, Inc.
International Equity Fund	Vontobel Asset Management, Inc.
Emerging Markets Equity Fund	Morgan Stanley Investment Management, Inc.
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.
Aggressive Allocation Fund	Penn Mutual Asset Management, Inc.
Moderately Aggressive Allocation Fund	Penn Mutual Asset Management, Inc.
Moderate Allocation Fund	Penn Mutual Asset Management, Inc.
Moderately Conservative Allocation Fund	Penn Mutual Asset Management, Inc.
Conservative Allocation Fund	Penn Mutual Asset Management, Inc.

A prospectus for each of these Funds accompanies this prospectus.

GLOSSARY

We have included in this section additional explanation of certain words or terms used in this prospectus. These words or terms are capitalized throughout this prospectus.

Accumulation Period:  A period that begins with your first purchase payment and ends on the Annuity Date.

Accumulation Unit:  A unit of measure used to compute the Variable Account Value under the Contract prior to the Annuity Date.

Administrative Office:  A reference to our administrative office means The Penn Mutual Life Insurance Company, Administrative Office, 600 Dresher Road, Horsham, Pennsylvania 19044.

Age Actual:  True calendar age in exact years (including fractions).

Age Nearest Birthday:  Age rounded to nearest whole number of years.

Annuitant:  The person during whose life annuity payments are made.

Annuity Date:  The date on which annuity payments start.

Annuity Payout Period:  The period of time, starting on the Annuity Date, during which we make annuity payments.

Annuity Unit:  A unit of measure used to calculate the amount of each variable annuity payment.

Beneficiary:  The person(s) named by the Contract Owner to receive the death benefit payable upon the death of the Contract Owner or Annuitant.

Code:  The Internal Revenue Code of 1986, as amended.

Contract:  The combination variable and fixed annuity contract described in this prospectus.

Contract Date:  The date the Contract is issued.

Contract Owner:  The person specified in the Contract as the Contract Owner.

Contract Value:  The sum of the Variable Account Value and the Fixed Account Value.

Contract Year:  Each twelve-month period following the contract date.

Dollar Cost Averaging Accounts:  The two fixed account options available under the Contract that are used in conjunction with our dollar cost averaging program. We offer a Six Month Dollar Cost Averaging Account and a Twelve Month Dollar Cost Averaging Account.

Fixed Account Value:  The value of amounts held under the Contract in the Dollar Cost Averaging Accounts.

Fund:  An open-end management investment company registered with the Securities and Exchange Commission (commonly known as a “mutual fund”) in which a Subaccount of a Separate Account invests all of its assets.

Separate Account:  Penn Mutual Variable Annuity Account III, a separate account of The Penn Mutual Life Insurance Company that is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

Subaccount:  A division of the Separate Account which holds shares of the Funds.

Valuation Period:  The period from one valuation of Separate Account assets to the next. Valuation is performed on each day the New York Stock Exchange is open for trading.

Variable Account Value:  The value of amounts held under the Contract in all Subaccounts of the Separate Account.

We or Us:  A reference to “we” or “us” denotes The Penn Mutual Life Insurance Company, also referred to in this prospectus as Penn Mutual or the Company.

You:  A reference to “you” denotes the Contract Owner or prospective Contract Owner.

EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer cash value between Subaccounts. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchase Payments	None

Maximum Contingent Deferred Sales Charge	7% of purchase payments withdrawn	(a)

Transfer Fee	None

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Maximum Annual Contract Administration Charge	$40(b)
Separate Account Annual Expenses (as a percentage of Variable Account Value)
Mortality and Expense Risk Charge	1.20%
Asset Based Contract Administration Charge	0.15%

Total Separate Account Annual Expenses (without riders)	1.35%
Contract Rider Charges (Optional)
Guaranteed Minimum Step-Up Death Benefit Rider	0.25%	(c)(d)
Guaranteed Minimum Rising-Floor Death Benefit Rider	0.35%	(d)
Estate Enhancement Death Benefit Rider (for Annuitants Age 60 and Under)	0.20%	(e)
Estate Enhancement Death Benefit Rider (for Annuitants Age 61 to 70)	0.30%	(f)
Estate Enhancement Death Benefit Rider (for Annuitants Ages 71 to 80)	0.60%	(g)
Guaranteed Minimum Accumulation Benefit Rider	1.00%	(h)
Guaranteed Minimum Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit Rider (for Annuitants Ages 35 to 80)	1.00%	(i)
Growth and Income Advantage Benefit Rider	1.00%	(j)
Purchasing Power Protector Benefit Rider	1.25%	(k)
Total Separate Account Annual Expenses, Including Maximum Charges for Contract Riders (as a percentage of Variable Account Value)	2.95%	(l)

Optional Death Benefit Enhancement Riders(m)	Monthly Charge Per $1,000 Benefit
	Minimum	Maximum
	$0.208	$17.292

(a)	The charge decreases each year to zero after seven years. See What Charges Do I Pay? in this prospectus.
(b)	You pay $40 or 2% of the Variable Account Value, whichever is less. You do not pay this charge if your Variable Account Value is more than $100,000.
(c)	The current annual charge for this rider is 0.20% and may not be increased beyond the maximum of 0.25%.
(d)	This rider is not available on Contracts issued after November 1, 2002.
(e)	The current annual charge for this rider is 0.15% and may not be increased beyond the maximum of 0.20%.
(f)	The current annual charge for this rider is 0.25% and may not be increased beyond the maximum of 0.30%.
(g)	The current annual charge for this rider is 0.55% and may not be increased beyond the maximum of 0.60%.
(h)	The current annual charge for this rider is 0.60% and may not be increased beyond the maximum of 1.00%.
(i)	The current annual charge for this rider is 0.90% for a single life guarantee and 1.00% for a joint life guarantee and neither may be increased beyond the maximum of 1.00%.
(j)	The current annual charge for this rider is 0.90% for a single life guarantee and 1.00% for a joint life guarantee and neither may be increased beyond the maximum of 1.00%.
(k)	The current annual charge for this rider is 1.15% for a single life guarantee and 1.25% for a joint life guarantee assessed as a percent of the Withdrawal Base, and neither may be increased beyond the maximum of 1.25%.
(l)	This is the total of the maximum total Separate Account Annual Expenses that may be charged with all available riders attached. Your total current charges will be between 1.35% and 2.95%, depending on whether you choose optional riders and which rider(s) you choose to purchase. You may purchase only one of the enhanced guaranteed minimum death benefit riders.
(m)	A Contract Owner may elect one of two Optional Death Benefit Enhancement Riders. The charge for a rider depends on the attained age of the Annuitant and on the amount of the Death Benefit Enhancement. It will be assessed on a pro rata basis on the Subaccounts of the Separate Account. See What Charges Do I Pay? in this prospectus.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Maximum and Minimum Total Fund Operating Expenses	Minimum:	Maximum:
(expenses that are deducted from assets of the Funds, including management fees and other expenses)	0.39%	1.69%

The following table provides more specific detail about the total fund operating expenses for each Fund.

Penn Series Funds, Inc.

Underlying Fund Annual Expenses (as a % of an Underlying Fund’s average daily net assets)

Fund(1)	Investment Advisory Fees		Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses		Less Fee Waiver and/or Expense Reimbursement		Total Annual Fund Operating Expenses After Fee Waiver and/ or Expense Reimbursement
Money Market	0.33%	(2), (3)	0.28%	0.00%	0.61%		0.00%		0.61%
Limited Maturity Bond	0.46%	(3)	0.26%	0.00%	0.72%		0.00%		0.72%
Quality Bond	0.44%	(3)	0.24%	0.01%	0.69%	(5)	0.00%		0.69%
High Yield Bond	0.56%	(3)	0.31%	0.00%	0.87%		0.00%		0.87%
Flexibly Managed	0.70%	(3)	0.23%	0.00%	0.93%		0.00%		0.93%
Balanced	0.00%		0.21%	0.48%	0.69%	(5)	0.00%		0.69%
Large Growth Stock	0.72%	(3)	0.28%	0.00%	1.00%		0.00%		1.00%
Large Cap Growth	0.55%		0.35%	0.00%	0.90%		-0.01%	(4)	0.89%
Large Core Growth	0.60%		0.27%	0.00%	0.87%		0.00%		0.87%
Large Cap Value	0.66%	(3)	0.26%	0.00%	0.92%		0.00%		0.92%
Large Core Value	0.67%	(3)	0.26%	0.00%	0.93%		0.00%		0.93%
Index 500	0.13%	(3)	0.26%	0.00%	0.39%		0.00%		0.39%
Mid Cap Growth	0.70%		0.27%	0.00%	0.97%		0.00%		0.97%
Mid Cap Value	0.55%		0.26%	0.00%	0.81%		0.00%		0.81%
Mid Core Value	0.72%		0.33%	0.01%	1.06%	(5)	0.00%		1.06%
SMID Cap Growth	0.75%		0.31%	0.00%	1.06%		0.00%		1.06%
SMID Cap Value	0.95%		0.29%	0.00%	1.24%		0.00%		1.24%
Small Cap Growth	0.74%		0.28%	0.00%	1.02%		0.00%		1.02%
Small Cap Value	0.72%	(3)	0.27%	0.06%	1.05%	(5)	0.00%		1.05%
Small Cap Index	0.30%		0.39%	0.05%	0.74%	(5)	0.00%		0.74%
Developed International Index	0.30%		0.52%	0.00%	0.82%		0.00%		0.82%
International Equity	0.85%	(3)	0.30%	0.00%	1.15%		0.00%		1.15%
Emerging Markets Equity	1.18%		0.51%	0.00%	1.69%		0.00%		1.69%
Real Estate Securities	0.70%		0.27%	0.00%	0.97%		0.00%		0.97%
Aggressive Allocation	0.12%	(3)	0.22%	0.96%	1.30%	(5)	0.00%		1.30%
Moderately Aggressive Allocation	0.12%	(3)	0.21%	0.90%	1.23%	(5)	0.00%		1.23%
Moderate Allocation	0.12%	(3)	0.20%	0.83%	1.15%	(5)	0.00%		1.15%
Moderately Conservative Allocation	0.12%	(3)	0.21%	0.75%	1.08%	(5)	0.00%		1.08%
Conservative Allocation	0.12%	(3)	0.22%	0.66%	1.00%	(5)	0.00%		1.00%

(1)

The Funds are subject to an expense limitation agreement under which a portion of each Fund’s fees and expenses will be waived and/or reimbursed to the extent necessary to keep total operating expenses of each Fund from exceeding the amounts shown below. This agreement is limited to a Fund’s direct operating expenses and, therefore, does not apply to nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, acquired fund fees and expenses (“AFFE”), service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing, for the Balanced Fund, AFFE shall be included as a direct operating expense of the Fund for purposes of the expense limitation agreement. Further, this agreement is expected to continue through April 30, 2016. The agreement may be terminated by a majority vote of the Board of Directors of Penn Series Funds, Inc. for any reason and at any time. The agreement may also be terminated, by the Fund’s investment adviser and Penn Mutual, for any reason, upon at least sixty (60) days’ prior written notice to Penn Series Funds, Inc., such termination to be effective as of the close of business on April 30, 2016, or at such earlier time provided that such termination is approved by a majority vote of the Board of Directors of Penn Series Funds, Inc. and its Independent Directors (the Directors who are not “interested persons” of the Fund) voting separately. Unless terminated, this agreement will continue in effect from year to year for successive one-year periods. Under this agreement, to the extent Penn Mutual and the Funds’ investment adviser do not have an obligation to waive fees and/or reimburse expenses of a Fund (e.g., the Fund is operating at or below its expense limitation), Penn Mutual and the Fund’s investment adviser may seek reimbursement from the Fund for amounts previously waived or reimbursed by Penn Mutual and the Fund’s investment adviser, if any, during the Fund’s preceding three fiscal years. Penn Mutual and the Funds’ investment adviser, however, shall not be entitled to any reimbursement that would cause a Fund to exceed its expense limitation.

Fund	Expense Limitation	Fund	Expense Limitation
Money Market	0.64%	SMID Cap Growth	1.07%
Limited Maturity Bond	0.74%	SMID Cap Value	1.26%
Quality Bond	0.73%	Small Cap Growth	1.13%
High Yield Bond	0.92%	Small Cap Value	1.02%
Flexibly Managed	0.94%	Small Cap Index	0.74%
Balanced	0.79%	Developed International Index	0.94%
Large Growth Stock	1.02%	International Equity	1.20%
Large Cap Growth	0.89%	Emerging Markets Equity	1.78%
Large Core Growth	0.90%	Real Estate Securities	1.02%
Large Cap Value	0.96%	Aggressive Allocation	0.40%
Large Core Value	0.96%	Moderately Aggressive Allocation	0.34%
Index 500	0.42%	Moderate Allocation	0.34%
Mid Cap Growth	1.00%	Moderately Conservative Allocation	0.35%
Mid Cap Value	0.83%	Conservative Allocation	0.38%
Mid Core Value	1.11%

(2)	The Money Market Fund’s actual total operating expenses for the most recent year were less than the Fund’s Expense Limitation amount shown above because the Fund’s investment adviser and Penn Mutual voluntarily waived and/or reimbursed expenses to the extent necessary to maintain the Fund’s net yield at a certain level as determined by Penn Mutual and the Fund’s investment adviser. Penn Mutual and the Fund’s investment adviser may recapture from the Fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recapture could negatively affect the Fund’s future yield. During the prior fiscal year, the Money Market Fund did not reimburse the Fund’s investment adviser or Penn Mutual for previously waived or reimbursed fees and expenses.
(3)	The Investment Advisory Fee of each Fund, except the Small Cap Value Fund, has been restated to reflect an increase in the Fund’s Investment Advisory Fee approved by Fund shareholders on February 13, 2014 and effective May 1, 2014. The Small Cap Value Fund’s Investment Advisory Fee has been restated to reflect a decrease in its Investment Advisory Fee effective May 1, 2014.
(4)	Pursuant to the expense limitation agreement, Penn Mutual and the Fund’s investment adviser waived fees and/or reimbursed expenses in the amount of 0.01% of average daily net assets during the fiscal year ended 2014.
(5)	The Total Annual Fund Operating Expenses of each Fund may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Please review these tables carefully. They show the expenses that you pay directly and indirectly when you purchase a Contract. Your expenses include Contract expenses and the expenses of the Funds that you select. See the prospectus of Penn Series Funds, Inc. for additional information on Fund expenses.

You also may pay premium taxes. These tables and the examples that follow do not show the effect of premium taxes. See What Charges Do I Pay? in this prospectus.

EXAMPLES OF FEES AND EXPENSES

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period and have purchased riders with maximum charges*:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$1,065	$1,925	$2,703	$4,751
Assuming Minimum Total Annual Fund Expenses	$ 947	$1,577	$2,131	$3,661

(2)	If you do not surrender your Contract or if you annuitize at the end of the applicable time period and you have purchased riders with maximum charges*:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$468	$1,409	$2,356	$4,751
Assuming Minimum Total Annual Fund Expenses	$340	$1,037	$1,757	$3,661

(3)	If you surrender your Contract at the end of the applicable time period and have not purchased any riders:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$919	$1,494	$1,993	$3,387
Assuming Minimum Total Annual Fund Expenses	$798	$1,128	$1,370	$2,088

(4)	If you do not surrender your Contract or if you annuitize at the end of the applicable time period and you have not purchased any riders:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$310	$949	$1,613	$3,387
Assuming Minimum Total Annual Fund Expenses	$180	$558	$ 961	$2,088

*	The examples do not reflect charges for any Optional Death Benefit Enhancement Rider because the examples assume a 5% rate of return. There is no charge for either Optional Death Benefit Enhancement Rider for any month if cumulative prior performance has been positive and there is no Death Benefit Enhancement payable.

CONDENSED FINANCIAL INFORMATION

Appendix A to this prospectus contains tables that show Accumulation Unit values and the number of Accumulation Units outstanding for each of the Subaccounts of the Separate Account. The financial data included in the tables should be read in conjunction with the financial statements and the related notes that are included in the Statement of Additional Information.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the statutory financial statements of the Company appear in the Statement of Additional Information. The statutory financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts.

THE PENN MUTUAL LIFE INSURANCE COMPANY

Penn Mutual is a Pennsylvania mutual life insurance company chartered in 1847. We are located at 600 Dresher Road, Horsham, PA 19044. Our mailing address is The Penn Mutual Life Insurance Company Attn: Customer Service Group, Philadelphia, PA 19172. We issue and are liable for all benefits and payments under the Contract.

THE SEPARATE ACCOUNT

Penn Mutual established Penn Mutual Variable Annuity Account III (the “Separate Account”) on April 13, 1982. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust and is a “separate account” within the meaning of the federal securities laws. The Separate Account is divided into Subaccounts that invest in shares of different mutual funds.

•	The income, gains and losses, whether or not realized, of Penn Mutual do not have any effect on the income, gains or losses of the Separate Account or any Subaccount.

•	The Separate Account and its Subaccounts are not responsible for the liabilities of any other business of Penn Mutual.

The financial statements of the Subaccounts of the Separate Account for the year ended December 31, 2013 are included in the Statement of Additional Information referred to on the cover page of this prospectus.

INVESTMENT OPTIONS IN THE SEPARATE ACCOUNT

The Separate Account currently has Subaccounts that invest in the following Funds:

PENN SERIES FUNDS, INC.:

Money Market Fund — The Fund seeks to preserve capital and achieve the highest income consistent with high liquidity by investing in a diversified portfolio of high-quality money market instruments, which are rated within the two highest credit categories assigned by recognized rating organizations or, if not rated, are of comparable investment quality as determined by the Fund’s investment adviser.

Limited Maturity Bond Fund — The Fund seeks to maximize total return consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in short- to intermediate-term investment grade debt securities of U.S. government and corporate issuers, including mortgage-backed and asset-backed securities.

Quality Bond Fund — The Fund seeks to maximize total return over the long term consistent with the preservation of capital by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in marketable investment grade debt securities, which are those securities rated BBB- or higher by S&P, Baa3 or higher by Moody’s, or the equivalent by any other nationally recognized statistical rating organization, or, if unrated, determined by the Fund’s investment adviser to be of comparably quality.

High Yield Bond Fund — The Fund seeks to realize high current income by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a widely diversified portfolio of high yield corporate bonds, often called “junk bonds,” income-producing convertible securities and preferred stocks that are rated below investment-grade or not rated by any major credit rating agency but deemed to be below investment-grade by the Fund’s sub-adviser.

Flexibly Managed Fund — The Fund seeks to maximize total return (capital appreciation and income) by investing primarily in common stocks of established U.S. companies that the Fund believes have above-average potential for capital growth.

Balanced Fund —The Fund seeks to achieve long-term growth and current income by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with the Fund’s target asset allocation. The Fund also may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

Large Growth Stock Fund — The Fund seeks to achieve long-term growth of capital and increase of future income by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of large capitalization companies (companies with market capitalizations that fall within the market capitalization range of companies in the Russell 1000® Growth Index at the time of purchase).

Large Cap Growth Fund — The Fund seeks to achieve long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of U.S. companies with large market capitalizations (companies with market capitalizations of more than $3 billion at the time of purchase).

Large Core Growth Fund — The Fund seeks to achieve long-term growth of capital (capital appreciation) by investing primarily in common and preferred stocks of large capitalization U.S. companies (companies that have market capitalizations that fall within the market capitalization range of companies in the Russell 1000® Growth Index at the time of purchase). Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large capitalization companies.

Large Cap Value Fund — The Fund seeks to achieve long-term growth of capital by investing primarily in equity securities, of U.S. and non-U.S. incorporated entities, including, but not limited to common stock, American Depositary Receipts (ADRs), equity real estate investment trust securities (REITs), preferred securities and convertible preferred securities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large capitalization companies (companies that have market capitalizations of more than $ 2 billion at the time of purchase).

Large Core Value Fund — The Fund seeks to achieve total return by investing primarily in value stocks of large capitalization companies (companies that have market capitalizations equal to or greater than the median capitalization of companies included in the Russell 1000® Value Index at the time of purchase). Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large capitalization companies.

Index 500 Fund — The Fund seeks to achieve total return (capital appreciation and income) which corresponds to that of the S&P 500® Index by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities listed in the S&P 500® Index. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the S&P 500® Index and close substitutes (such as index futures contracts) that are designed to track the S&P 500® Index.

Mid Cap Growth Fund — The Fund seeks to maximize capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-cap companies (companies that have market capitalizations that fall within the market capitalization range of companies in the Russell MidCap® Growth Index at the time of purchase).

Mid Cap Value Fund — The Fund seeks to achieve growth of capital by investing, under normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-cap companies (companies that have market capitalizations that fall within the market capitalization range of companies in the Russell MidCap® Index at the time of purchase).

Mid Core Value Fund — The Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 80% of its net assets in equity securities of medium capitalization companies (companies whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies).

SMID Cap Growth Fund — The Fund seeks to achieve long-term growth of capital (capital appreciation) by investing primarily in common stocks of small and medium capitalization U.S. companies (companies that have market capitalizations that fall within the market capitalization range of companies in the Russell 2500® Growth Index at the time of purchase). Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small and medium capitalization companies.

SMID Cap Value Fund — The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of small and medium capitalization U.S. companies, generally representing 60 to 125 companies (companies that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500™ Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500™ Value Index). Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small and medium capitalization companies.

Small Cap Growth Fund — The Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small capitalization companies (companies that have market capitalizations of less than $4 billion at the time of purchase).

Small Cap Value Fund —The Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment.

Small Cap Index Fund — The Fund seeks to replicate the returns and characteristics of a small cap index by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities listed in the Russell 2000® Index. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Index and close substitutes (such as index futures contracts or other investment companies) that are designed to track the Russell 2000® Index.

Developed International Index Fund — The Fund seeks to replicate the returns and characteristics of an international index composed of securities from developed countries by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities listed in the Morgan Stanley Capital International® Europe, Australasia, Far East (MSCI EAFE) Index. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the MSCI EAFE Index (including American Depositary Receipts and Global Depositary Receipts) and close substitutes (such as index futures contracts) that are designed to track the MSCI EAFE Index.

International Equity Fund — The Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, such as common stocks, preferred stocks, convertible bonds, and warrants. The Fund will invest primarily in companies operating in the countries in Europe and the Pacific Basin.

Emerging Markets Equity Fund — The Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 80% of its total assets in equity securities located in emerging market countries. For the Fund, an issuer is considered to be located in an emerging market country if, at the time of investment: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging market countries, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country.

Real Estate Securities Fund — The Fund seeks to achieve a high total return consistent with reasonable investment risks by investing, under normal circumstances, at least 80%, and normally substantially all, of its net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities issued by real estate companies, including real estate investment trusts.

Aggressive Allocation Fund — The Fund seeks to achieve long-term capital growth consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations. The portfolio of the Fund is more heavily allocated to stocks, and reflects an aggressive approach.

Moderately Aggressive Allocation Fund — The Fund seeks to achieve long-term capital growth and current income consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations. The portfolio of the Fund is more heavily allocated to stocks, and reflects a moderately aggressive approach.

Moderate Allocation Fund — The Fund seeks to achieve long-term capital growth and current income consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations. The portfolio of the Fund is allocated among stock, bond and cash investments with a majority of its assets allocated to stocks, and is designed to offer investors an investment option that is less aggressive than the Penn Series Aggressive Allocation and Moderately Aggressive Allocation Funds, but more aggressive than the Penn Series Moderately Conservative Allocation and Conservative Allocation Funds.

Moderately Conservative Allocation Fund — The Fund seeks to achieve long-term capital growth and current income consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations. The portfolio of the Fund is more heavily allocated to bonds and cash investments, and reflects a moderately conservative approach.

Conservative Allocation Fund — The Fund seeks to achieve long-term capital growth and current income consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations. The portfolio of the Fund is more heavily allocated to bonds and cash investments, and reflects a conservative approach.

Penn Mutual Asset Management, Inc., Horsham, Pennsylvania is investment adviser to each of the Funds and a wholly owned subsidiary of Penn Mutual. T. Rowe Price Associates, Inc., Baltimore, Maryland, is investment sub-adviser to the Flexibly Managed, Large Growth Stock and High Yield Bond Funds. Wells Capital Management, Inc., San Francisco, California, is investment sub-adviser to the Large Core Growth and SMID Cap Growth Fund. Ivy Investment Management Company, Shawnee Mission, Kansas, is investment sub-adviser to the Mid Cap Growth Fund. MFS Investment Management, Boston, Massachusetts, is investment sub-adviser to the Large Cap Growth Fund. Neuberger Berman Management LLC, New York, New York, is

investment sub-adviser to the Mid Cap Value Fund. American Century Investment Management, Inc., Kansas City, Missouri, is investment sub-adviser to the Mid Core Value Fund. Goldman Sachs Asset Management, L.P., New York, New York, is investment sub-adviser to the Small Cap Value Fund. Vontobel Asset Management, Inc., New York, New York, is investment sub-adviser to the International Equity Fund. Cohen & Steers Capital Management, Inc., New York, New York, is investment sub-adviser to the Real Estate Securities Fund. Janus Capital Management LLC, Denver, Colorado, is investment sub-adviser to the Small Cap Growth Fund. Eaton Vance Management, Boston, Massachusetts, is investment sub-adviser to the Large Core Value Fund. AllianceBernstein L.P., New York, New York, is investment sub-adviser to the SMID Cap Value Fund. Morgan Stanley Investment Management, Inc., New York, New York, is investment sub-adviser to the Emerging Markets Equity Fund. SSgA Funds Management, Inc., Boston, Massachusetts, is investment sub-adviser to the Index 500, Small Cap Index and Developed International Index Funds. Loomis, Sayles & Company, L.P., Boston, Massachusetts, is investment sub-adviser to the Large Cap Value Fund.

Shares of Penn Series are sold to other variable life and variable annuity separate accounts of Penn Mutual and its subsidiary, The Penn Insurance and Annuity Company. For more information on the possible conflicts involved when the Separate Account invests in Funds offered to other separate accounts, see the Fund prospectuses and statements of additional information.

Read the prospectuses of these Funds carefully before investing.  You may obtain copies of the prospectuses which contain additional information about the Funds including their investment objectives and policies and expenses, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group — C3R, Philadelphia, PA 19172. Or, you may call, toll free, 800-523-0650.

Voting Instructions

You have the right to tell us how to vote proxies for the Fund shares in which your purchase payments are invested. If the law changes and permits us to vote the Fund shares, we may do so.

If you are a Contract Owner, we determine the number of full and fractional Fund shares that you may vote by dividing your interest in a Subaccount by the net asset value per share of the Fund. If you are receiving annuity payments, we determine the number of full and fractional Fund shares that you may vote by dividing the reserve allocated to the Subaccount by the net asset value per share of the Fund. We may change these procedures whenever we are required or permitted to do so by law.

Accumulation Units — Valuation

Your assets in the Separate Account are held as Accumulation Units of the Subaccounts that you select. We value Accumulation Units as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. ET). When you invest in, withdraw from or transfer money to a Subaccount, you receive the Accumulation Unit value next computed after we receive and accept your purchase payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal and transfer instructions received from you or the agent of record (pursuant to your instruction) at our Administrative Office after the close of regular trading on the NYSE will be valued based on the Accumulation Unit value computed as of the close of regular trading on the next NYSE business day. In the case of your first purchase payment, you receive the price next computed after we accept your application to purchase a Contract.

The value of an Accumulation Unit is $10 when a Subaccount begins operation. The value of an Accumulation Unit may vary, and is determined by multiplying its last computed value by the net investment factor for the Subaccount for the current Valuation Period. The net investment factor measures (1) investment performance of Fund shares held in the Subaccount, (2) any taxes on income or gains from investments held in the Subaccount, and (3) the mortality and expense risk charge at an annual rate of 1.20% and contract administration charge at an annual rate of 0.15% assessed against the Subaccount.

THE FIXED INTEREST ACCOUNT

The fixed interest account is part of the Company’s general investment account. Interests in the fixed interest account are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940. This prospectus generally discusses only the variable portion of the Contract. The staff of the Commission has not reviewed the disclosure in this prospectus relating to the fixed interest account. Disclosure regarding the fixed interest account, however, may be subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. See MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNT.

THE CONTRACT

An individual variable and fixed annuity contract may be an attractive long-term investment vehicle for many people. Our Contract allows you to invest in the Separate Account, through which you may invest in one or more of the available Funds. See THE SEPARATE ACCOUNT in this prospectus.

You may also allocate purchase payments to our Dollar Cost Averaging Accounts if you participate in our dollar cost averaging program. The Dollar Cost Averaging Accounts are guaranteed and funded by Penn Mutual through its general account. See THE FIXED INTEREST ACCOUNT and MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNT in this prospectus.

You decide, within Contract limits,

•	how often you make a purchase payment and how much you invest;

•	the Subaccounts and/or Dollar Cost Averaging Accounts in which your purchase payments are invested;

•	whether or not to transfer money among the available Subaccounts and Dollar Cost Averaging Accounts;

•	the type of annuity that we pay and who receives it;

•	the Beneficiary or Beneficiaries to whom we pay death benefits; and

•	the amount and frequency of withdrawals from the Contract Value.

Your Contract has

•	an Accumulation Period, during which you make one or more purchase payments and we invest your payments as you tell us; and

•	an Annuity Payout Period, during which we make annuity payments to you. Your Annuity Payout Period begins on your Annuity Date.

We may amend your Contract at any time to comply with legal requirements. State law may require us to obtain your approval for any Contract amendment. We may, with any required approval of the Securities and Exchange Commission and the governing state insurance department, substitute another mutual fund for any of the Funds currently available. We will notify you of any material contract amendment and mutual fund substitutions.

The Contract is available to individuals and institutions. The Contract also may be issued as individual retirement annuities under Section 408(b) of the Code in connection with IRA rollovers and as tax-deferred annuities under Section 403(b) of the Code (often referred to as qualified contracts).

You may contact us by writing The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172. Or, you may call (800) 523-0650.

How Do I Purchase a Contract?

Our representative will assist you in completing an application and sending it, together with a check for your first purchase payment, to our Administrative Office. All subsequent purchase payments should be sent as follows: 1) checks sent by mail: The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 9773, Providence, RI 02940-9773, and 2) checks sent by overnight delivery: The Penn Mutual Life Insurance Company, Payment Processing Center, 4400 Computer Drive, Westborough, MA 01581. We usually accept an application to purchase a Contract within two business days after we receive it at our Administrative Office. If you send us an incomplete application, we will return your purchase payment to you within five business days unless you ask us to keep it while you complete the application. We hold your initial purchase payment in a non-interest bearing account until it is applied to your Contract or returned to you.

The minimum initial purchase payment that we will accept is $2,000, with minimum subsequent purchase payments of $1,000, although we may decide to accept lower amounts. The Contract form describes a total purchase payment maximum of $2 million. We will accept up to $2 million in cumulative purchase payments per annuitant, across all Variable Annuity contracts with Penn Mutual.

What Types of Annuity Payments May I Choose?

You may choose from the following options:

•	An annuity for a set number of years — Annuity payments will continue for a specified number of years, which may not be for less than 5 nor more than 30;

•	A life annuity — Annuity payments will continue until the Annuitant’s death;

•

A life annuity with payments guaranteed for 10 or 20 years — Annuity payments will continue until the Annuitant’s death with payments for 10 or 20 years guaranteed regardless of when the Annuitant dies;

•	A joint and survivor life annuity — Annuity payments will continue until the death of the surviving joint Annuitant; or

•	Any other form of annuity that we and you may agree upon.

You may choose a variable annuity (except for the set number of years option), a fixed annuity, or a combination of both. You may choose a person other than yourself to be the Annuitant. The shorter the expected length of the Annuity Payout Period, the larger each payment will be. Payments under all options will be made to or at the direction of the Contract Owner and may be elected as early as the date the Contract is purchased.

Variable Annuity Payments.  The size of your variable annuity payments will vary depending upon the performance of the Subaccounts that you choose for the Annuity Payout Period. Your payments also will depend on the size of your investment, the type of annuity you choose, the expected length of the annuity period, frequency with which you receive payments, and the annuity purchase rates and charges in your Contract. Currently, during the Annuity Payout Period, your variable annuity may not be allocated to more than four Subaccounts. In addition, you may not select other Subaccounts after the Annuity Date.

When you purchase a variable annuity, you will pick an assumed interest rate of 3% or 5%. If the annual net investment return during the Annuity Payout Period is greater than the assumed rate, your annuity payments will increase. If the annual net investment return is less, your payments will decrease. Choosing a higher assumed interest rate would mean a higher first annuity payment but more slowly rising or more rapidly falling subsequent payments. Choosing a lower assumed interest rate would have the opposite effect.

During the Variable Annuity Payout Period, you (or your Beneficiary in the event of death) may transfer your Annuity Unit values among the Subaccounts of the Separate Account that you choose on the Annuity Date.

Fixed Annuity Payments.  The size of your fixed annuity payments will not change. The size of these payments is determined by a number of factors, including the size of your investment, the form of annuity chosen, the expected length of the annuity period, and a guaranteed 3% rate of return.

Other Information.  Unless you tell us otherwise:

•	you will receive a life annuity with payments guaranteed for 10 years (except if your Contract is issued under Section 403(b) of the Code you will receive a joint and survivor annuity).

•

the annuity will be split between fixed and variable accounts, in the same proportions as your Contract Value on the Annuity Date. If your Contract Value is allocated to more than four Subaccounts, the variable portion will be allocated to the Money Market Subaccount until you give us instructions to allocate it to not more than four Subaccounts.

•

your annuity payments will begin on the later of (1) the first day of the next month after the Annuitant’s 95th birthday, or (2) 10 years after the contract date, unless state law requires an earlier Annuity Date. The Annuity Date under the Contract must be on the first day of a month.

You may change the Annuity Date or your annuity option by giving us written notice at our Administrative Office at least 30 days prior to the current Annuity Date. If your Contract Value is less than $5,000 ($2,000 for Contracts sold in New York), we may pay you in a lump sum. We usually make annuity payments monthly, starting with the Annuity Date, but we will pay you quarterly, semiannually or annually, if you prefer. The less frequently we make payments, the larger each payment will be. If necessary, we will adjust the frequency of your payments so that payments are at least $50 each ($20 for Contracts sold in New York). For information on the tax treatment of annuity payments, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

What Are the Death Benefits Under My Contract?

You may designate a Beneficiary in your application. If you fail to designate a Beneficiary, your Beneficiary will be your estate.

You may change the Beneficiary at any time before your death or the death of the Annuitant, whichever occurs first.

If you die before the Annuity Date and you are not the Annuitant, we will pay your Beneficiary the Contract Value as of the date our Administrative Office receives proof of death, i.e., a death certificate or other official document establishing death, and any other information required to process the payment. If you are the Annuitant, we will pay your Beneficiary the death benefit described in the next paragraph.

For Contracts issued on or after August 11, 2003, if the Annuitant dies before the Annuity Date, we will pay a death benefit equal to the sum of the Separate Account death benefit and the Fixed Interest Account death benefit as of the date we receive proof of death and other information required to process the payment. The Fixed Account death benefit is the Fixed Account Value. The Separate Account death benefit is the greater of: (1) the Variable Account Value; or (2) all purchase payments allocated and transfers made to the Separate Account, less adjusted partial withdrawals and transfers. “Adjusted partial withdrawals and transfers” means the amount of each partial withdrawal from or transfer out of the Separate Account, multiplied by the amount of the Separate Account death benefit just before the partial withdrawal or transfer, divided by your Variable Account Value just before the partial withdrawal or transfer. If you make a partial withdrawal or transfer at a time when the amount of your Separate Account death benefit is greater than your Variable Account Value, then your Separate Account death benefit amount will be reduced by an amount greater than the amount withdrawn or transferred.

For Contracts issued prior to August 11, 2003, the Separate Account death benefit is the greater of: (1) the Variable Account Value; or (2) all purchase payments allocated and transfers made to the Separate Account, less partial withdrawals and transfers from the Separate Account on a dollar-for-dollar basis.

We generally pay the death benefit within seven days after we receive proof of death and all required information.

Optional Guaranteed Minimum Death Benefit Riders.  The guaranteed minimum death benefit riders described in the next two paragraphs are not available on Contracts issued after November 1, 2002.

Guaranteed Minimum Step-Up Death Benefit Rider.  The minimum death benefit will be paid if the Annuitant is 80 years of age or less at the time of death. The minimum death benefit is the highest Variable Account Value on the current or prior contract anniversary dates, adjusted as follows. For purposes of this death benefit rider only, the Variable Account Value on an anniversary date will be adjusted upward by the amount of any purchase payments allocated and transfers made to the Separate Account within the Contract Year. If a withdrawal or transfer is made from the Separate Account prior to death, the guaranteed minimum death benefit will be reduced by an amount that is in the same proportion that the amount withdrawn or transferred from the Separate Account (including any contingent deferred sales charge) was to the Variable Account Value on the date of the withdrawal or transfer.

Guaranteed Minimum Rising-Floor Death Benefit Rider.  The minimum death benefit will be paid if the Annuitant is 80 years of age or less at the time of death. The minimum death benefit is the sum of all purchase payments allocated and transfers made to the Separate Account, minus a reduction for any withdrawals or transfers made from the Separate Account (as described below), plus interest at 5%. Interest is calculated for the period amounts are held in the Separate Account, but not for any period after the Annuitant attains 80 years of age. If a withdrawal or transfer is made from the Separate Account prior to death, the guaranteed minimum death benefit will be reduced by an amount that is in the same proportion that the amount withdrawn or transferred from the Separate Account (including any contingent deferred sales charge) was to the Variable Account Value on the date of the withdrawal or transfer. The benefit may not exceed two times the purchase payments and transfers allocated to the Separate Account, less withdrawals and transfers out of the Separate Account.

A guaranteed minimum death benefit rider will terminate if you withdraw the full Variable Account Value from your Contract or transfer the full value of the Subaccounts to fixed funds. For information on the cost of the guaranteed minimum death benefit riders, see What Charges Do I Pay? in this prospectus.

Optional Death Benefit Enhancement Riders.  If the Annuitant is age 75 or less, you may purchase a death benefit enhancement rider as part of your Contract, and this must be elected at the time of application. If you purchase a death benefit enhancement rider, we will pay your Beneficiary(ies), upon the Annuitant’s death, a Death Benefit Enhancement, as described below, in addition to any other death benefit payment under the Contract. A death benefit enhancement rider provides a benefit when (1) cumulative prior performance has been negative such that the Minimum Death Benefit Amount (defined below) exceeds the Variable Account Value, as determined on the first day of a calendar month, and (2) the Annuitant dies during that month.

We offer two different death benefit enhancement riders: the Rising Floor Plus Death Benefit Enhancement Rider and the Step-Up Plus Death Benefit Enhancement Rider. You may purchase only one of these riders at the time you purchase your Contract. Neither rider may be purchased in combination with any other riders described in this prospectus, except (1) Contract Owners who purchased either of the riders prior to May 1, 2007, who may purchase the Optional Guaranteed Minimum Accumulation Benefit Rider described below, or (2) Contract Owners who purchased the Estate Enhancement Death Benefit Rider. The Death Benefit Enhancement from either of these riders is limited to $1 million. The Death Benefit

Enhancement is payable until age 95. If the Account Value is reduced to zero, the Death Benefit Enhancement will terminate.

Rising Floor Plus Death Benefit Enhancement Rider.  If you purchase this rider, the Death Benefit Enhancement is determined on the first day of each calendar month following the contract date and remains level during that month. The Death Benefit Enhancement for any month is the Minimum Death Benefit Amount as of the first day of that month minus the greater of (a) the Variable Account Value as of the first day of that month; or (b) the sum of the purchase payments paid into the Separate Account adjusted for any withdrawals from the Separate Account.

On the contract date, the Minimum Death Benefit Amount is equal to purchase payments paid into the Separate Account.

On the first day of the calendar month following the contract date and all subsequent calendar months, the Minimum Death Benefit Amount is determined by taking (a) plus (b) minus (c) where:

(a)	is the Minimum Death Benefit Amount as of the later of the contract date and the first day of the prior calendar month plus an interest adjustment at an effective annual rate of 5% applied until the Annuitant reaches age 80;

(b)	is purchase payments paid into the Separate Account during the prior calendar month; and

(c)	is an adjustment for withdrawals taken from the Separate Account during the prior calendar month. The adjustment is the greater of (1) the amount of the withdrawal, or (2) the Minimum Death Benefit Amount immediately prior to the withdrawal divided by the Variable Account Value as of the day of the withdrawal multiplied by the amount of the withdrawal.

Step-Up Plus Death Benefit Enhancement Rider.  If you purchase this rider, the Death Benefit Enhancement is determined on the first day of each calendar month following each contract anniversary until the Annuitant reaches age 80 and adjusted on the first day of each calendar month following any purchase payment or withdrawal. The Death Benefit Enhancement for any month is the Minimum Death Benefit Amount as of the first day of that month minus the greater of (a) the Variable Account Value as of the first day of that month, or (b) the sum of the purchase payments paid into the Separate Account adjusted for any withdrawals from the Separate Account.

On the contract date, the Minimum Death Benefit Amount is equal to purchase payments paid into the Separate Account.

On the first day of the calendar month following the contract date and all subsequent calendar months prior to the next contract anniversary, the Minimum Death Benefit Amount is determined by taking (a) plus (b) minus (c) where:

(a)	is the Minimum Death Benefit Amount as of the later of the contract date and the first day of the prior calendar month;

(b)	is purchase payments paid into the Separate Account during the prior calendar month; and

(c)	is an adjustment for withdrawals taken from the Separate Account during the prior calendar month. The adjustment is the greater of (1) the amount of the withdrawal, or (2) the Minimum Death Benefit Amount immediately prior to the withdrawal divided by the Variable Account Value as of the day of the withdrawal multiplied by the amount of the withdrawal.

On the first day of the calendar month following contract anniversary, the Minimum Death Benefit Amount is equal to the greater of (1) and (2) where:

(1)	is (a) plus (b) minus (c) as follows:

(a)	is the Minimum Death Benefit Amount as of the first day of the prior calendar month;

(b)	is purchase payments paid into the Separate Account during the prior calendar month; and

(c)	is an adjustment for withdrawals taken from the Separate Account during the prior calendar month. The adjustment is the greater of (1) the amount of the withdrawal, or (2) the Minimum Death Benefit Amount immediately prior to the withdrawal divided by the Variable Account Value as of the day of the withdrawal multiplied by the amount of the withdrawal.

(2)	is (a) plus (b) minus (c) as follows:

(a)	is the Variable Account Value on the prior contract anniversary until the Annuitant reaches age 80;

(b)	is purchase payments paid into the Separate Account since the prior contract anniversary; and

(c)	is an adjustment for withdrawals taken from the Separate Account since the prior contract anniversary. The adjustment is the greater of (1) the amount of the withdrawal, or (2) the Minimum Death Benefit Amount immediately prior to the withdrawal divided by the Variable Account Value as of the day of the withdrawal multiplied by the amount of the withdrawal.

Estate Enhancement Death Benefit Rider.  You may purchase an estate enhancement death benefit rider with your Contract at the time the Contract is issued. This rider may not be purchased in combination with any other rider described in this prospectus, except (1) Contract Owners who purchased the rider prior to May 1, 2007, who may purchase the Optional Guaranteed Minimum Accumulation Benefit Rider described below, or (2) Contract Owners who purchased the Rising Floor Plus Death Benefit Rider or the Step-Up Plus Death Benefit Rider. If you purchase the rider and the Annuitant dies before the Annuity Date, we will pay the estate enhancement death benefit to the Beneficiary as of the date we receive due proof of death and other information required to process the payment.

The Estate Enhancement Benefit Percentage and Benefit Cap vary based on the issue age of the Annuitant as shown below:

Issue Age Range	Estate Enhancement Benefit %	Estate Enhancement Benefit Cap % (applied to total purchase payments net of withdrawals)
1 - 60	40%	100%
61 - 70	35%	60%
71 - 80	30%	40%
81 and above	0%	0%

If the purchase payments exceed the sum of Fixed Account Value, the Variable Account Value and all withdrawals from the Contract, no estate enhancement death benefit will be paid.

The amount of the estate enhancement death benefit will be a percentage of the sum of the Fixed Account Value, the Variable Account Value and all withdrawals from the Contract, less all purchase payments, subject to a limit as specified in the Contract. The percentage is 40% if the Annuitant is age 60 or less at date of issue of the Contract, 35% if between ages 61 and 70, and 30% if between ages 71 and 80. The limit is $1,000 for every $1,000 of total purchase payments net of withdrawals if the Annuitant is age 60 or less at date of issue of the Contract, $600 for every $1,000 of total purchase payments net of withdrawals if the Annuitant is between ages 61 and 70 at date of issue of the Contract, and $400 for every $1,000 of total purchase payments net of withdrawals if the Annuitant is between ages 71 and 80 at date of issue of the Contract. If the purchase payments exceed the sum of Fixed Account Value, the Variable Account Value and all withdrawals from the Contract, no estate enhancement death benefit will be paid.

Example 1.  Assume an individual purchases the Contract with Annuitant age 65 and with the estate enhancement death benefit attached. Assume further that $100,000 of purchase payments and $20,000 of withdrawals have been made, and that when the Annuitant dies the Variable Account Value is $90,000 and the Fixed Account Value is $30,000. The benefit amount before applying the limit would be $14,000, which is 35% of $40,000 (the sum of the Variable Account Value ($90,000), the Fixed Account Value ($30,000) and withdrawals ($20,000) less purchase payments ($100,000)). The benefit cap would be $48,000 ($600 for each $1,000 of the total $100,000 purchase payments that were made less the $20,000 of withdrawals). In this example, the benefit amount before applying the limit is less than the cap. Therefore, the estate enhancement death benefit would be $14,000.

Example 2.  Assume an individual purchases the Contract with Annuitant age 65 and with the estate enhancement death benefit attached. Assume further that $100,000 of purchase payments and $20,000 of withdrawals have been made, and that when the Annuitant dies the Variable Account Value is $190,000 and the Fixed Account Value is $130,000. The benefit amount before applying the limit would be $84,000, which is 35% of $240,000 (the sum of the Variable Account Value ($190,000), the Fixed Account Value ($130,000) and withdrawals ($20,000) less purchase payments ($100,000)). The benefit cap would be $48,000 ($600 for each $1,000 of the total $100,000 purchase payments that were made less the $20,000 of withdrawals). In this example, the benefit amount before applying the limit is greater than the cap. Therefore, the estate enhancement death benefit would be capped at $48,000.

We make adjustments to the Minimum Death Benefit Amount on the first day of a calendar month following any purchase payment to or withdrawal from the Separate Account. We increase the Minimum Death Benefit Amount by the amount of purchase payments made to the Separate Account in the prior calendar month. We reduce the Minimum Death Benefit Amount for withdrawals taken from the Separate Account in the prior calendar month. The reduction is the greater of (1) the amount of the withdrawal, or (2) the Minimum Death Benefit Amount immediately prior to the withdrawal divided by the Variable Account Value as of the date of the withdrawal multiplied by the amount of the withdrawal.

Treatment of Transfers.  Transfers into the Separate Account will be treated as purchase payments allocated to the Separate Account from the Dollar Cost Averaging Accounts. An Optional Death Benefit Enhancement Rider will terminate if you withdraw or transfer the full Variable Account Value from your Contract.

Charge.   We will calculate and accrue a charge for your rider on the first day of each calendar month but only if the Death Benefit Enhancement is greater than zero on that day. The charge will be based on the attained age of the Annuitant as of the prior contract anniversary and the amount of the Death Benefit Enhancement. Accrued charges will be deducted on the contract anniversary or, if sooner, on the date we pay the death benefit, you begin taking annuity payments or you surrender the Contract. There is no charge for any month if cumulative prior performance has been positive and there is no Death Benefit Enhancement payable.

For information on the cost of the death benefit enhancement riders, see What Charges Do I Pay? in this prospectus.

Choosing a Lump Sum or Annuity. Your Beneficiary has one year from your death to choose to receive the death benefit in a lump sum or as an annuity. Your Beneficiary has only 60 days to make this election if the death benefit is paid upon death of an Annuitant other than you.

•

If the Beneficiary chooses a lump sum, he or she may ask us to postpone payment of the lump sum for up to five years except that an IRA can be continued as long as the Beneficiary withdraws annually an amount based on the Beneficiary’s life expectancy at the date of death of the IRA owner (until paid out, the death benefit will be allocated to Subaccounts of the Separate Account and/or the fixed interest accounts as directed by the Beneficiary).

•

If the Beneficiary chooses an annuity, we will begin annuity payments no later than one year from the date of death. Payments will be made over the Beneficiary’s life or over a period not longer than the Beneficiary’s life expectancy.

•

If an election is not made within one year of the date of death of the Contract Owner or within 60 days of the death of an Annuitant other than you, the death benefit will be paid to the Beneficiary in a lump sum.

If your Beneficiary is your surviving spouse, he or she may become the Contract Owner rather than receive the death benefit. If the spouse elects to become the Contract Owner, the spouse will receive a new variable contract of the same policy form, or a form designated by us if this form is no longer available for sale. In either case, the Contract Value will be adjusted to equal the death benefit.

If there is more than one surviving Beneficiary, they must choose their portion of the death benefit in accordance with the above options.

If the Annuitant dies on or after the Annuity Date, the death benefit payable, if any, will be paid in accordance with your choice of annuity.

Same sex marriages that are recognized as marriages under the law of the jurisdiction in which the marriage occurred are so recognized under federal law and will be afforded the same tax treatment and spousal annuity provisions. However, the IRS currently takes the position that relationships such as civil unions and domestic partnerships that are not recognized as marriages under applicable state (or foreign) law are not recognized as marriages for federal tax purposes. Please consult a tax or legal advisor for details and up-to-date information.

For further information on the tax treatment of death benefits, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

May I Transfer Money Among Subaccounts and the Dollar Cost Averaging Accounts?

Transfer Limits.  Notwithstanding any other provision of this contract, no more than two transfers may be made in a calendar month and no more than 12 such transfers can be made in a calendar year. Transfers pursuant to Dollar Cost Averaging or to Automatic Rebalancing programs will not count against this limit.

Before the Annuity Date.  You may transfer your Contract Value among Subaccounts of the Separate Account and the fixed interest account.

•

The minimum amount that may be transferred is $250 or, if less, the amount held in the Subaccount or fixed interest account. In the case of partial transfers, the amount remaining in the Subaccount must be at least $250.

•

You may transfer from the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account to a Subaccount of the Separate Account as described under Dollar Cost Averaging below.

•	You may not transfer from a Subaccount of the Separate Account to the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account.

After the Annuity Date.  You or the Beneficiary (upon your death or the death of the Annuitant) may transfer amounts among Subaccounts of the Separate Account.

•	The minimum amount that may be transferred is $250 or, if less, the amount held in the Subaccount. In the case of partial transfers, the amount remaining in the Subaccount must be at least $250.

•	Transfers are currently limited to the Subaccounts selected at the time of annuitization.

General Rules.  Transfers will be based on values at the end of the Valuation Period in which the transfer request is received at our Administrative Office. A transfer request must be received at our Administrative Office from you or the agent of record (pursuant to your instruction), and all other administrative requirements must be met to make the transfer. We will not be liable for following instructions, including instructions from the agent of record, communicated by telephone that we reasonably believe to be genuine. We require certain personal identifying information to process a request for transfer made over the telephone. For transfers other than dollar cost averaging and automatic rebalancing, we reserve the right to charge a fee, although we have no present intention of doing so. The Contract is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore reserve the right to change our telephone transaction policies and procedures at any time to restrict the use of telephone transfers for market timing and to otherwise restrict market timing, up to and including rejecting transactions we reasonably believe are market timing transactions, when we believe it is in the interest of all of our Contract Owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused, by those we do detect.

Frequent Trading Risks.  We did not design this variable annuity and the available Subaccounts to accommodate market timing or frequent transfers between the Subaccounts. Frequent exchanges among Subaccounts and market timing by Contract Owners can reduce the long-term returns of the underlying mutual funds. The reduced returns could adversely affect the Contract Owners, Annuitants, insureds or beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying fund. Frequent exchanges may reduce the mutual fund’s performance by increasing costs paid by the Fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the fund’s net asset value.

The insurance-dedicated mutual funds available through the Subaccounts generally cannot detect individual contract owner exchange activity, because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short-term trading by contract owners.

As outlined below, we have adopted policies regarding frequent trading, but there is the risk that these policies and procedures concerning frequent trading will prove ineffective in whole or in part in detecting or preventing frequent trading. As a result of these limitations, some Contract Owners may be able to engage in frequent trading, while other Contract Owners will bear the affects of such frequent trading. Please review the mutual funds’ prospectuses for specific information about the funds’ short-term trading policies and risks.

Frequent Trading Policies.  We have adopted policies and procedures designed to discourage frequent trading as described below. We intend to monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to Contract Owners, revise them in any manner not inconsistent with the terms of the Contract. If requested by the investment adviser and/or sub-adviser of a Fund, we will consider additional steps to discourage frequent trading. In addition, we reserve the right to reject any purchase payment or exchange request at any time for any reason.

We have adopted certain procedures to detect frequent trading. If it appears that market timing activity is occurring or the transfer frequency would be expected to have a detrimental impact on the affected Funds, the following steps will be taken on a uniform basis:

1.	A letter is sent to the Contract Owner and to the registered representative/insurance agent associated with the Contract reiterating the policy with respect to frequent transfers and urging a cessation of any market timing or frequent transfer activity.

2.	If market timing or frequent transfer activity continues after the initial letter, a second letter is sent requiring that all subsequent transfer requests be submitted in writing containing the Contract Owner’s original signature. Thereafter, any attempt to make a transfer request electronically, telephonically or by facsimile will be rejected.

3.	Any Contracts which have been the subject of a letter referred to in paragraph 1 or 2 will be subject to special monitoring to determine whether the potentially detrimental frequent trading has ceased.

Dollar Cost Averaging.  Dollar cost averaging is a way to invest in which securities are purchased at regular intervals in fixed dollar amounts, so that the cost of the securities gets averaged over time and possibly over market cycles. If you have Contract Value of at least $10,000, you may allocate money to the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account, and have a fixed percentage transferred monthly from the account to variable Subaccounts to achieve dollar cost averaging. The minimum transfer to each Subaccount must be at least $50. Dollar cost averaging may also be done from one of the following accounts: Money Market Subaccount, Limited Maturity Bond Subaccount and Quality Bond Subaccount. You may dollar cost average from these variable Subaccounts for up to 60 months, from the Six Month Dollar Cost Averaging Account for up to 6 months and from the Twelve Month Dollar Cost Averaging Account for up to twelve months. Only new purchase payments may be allocated to the six and twelve month Dollar Cost Averaging accounts. If you stop the program while in the Six or Twelve Month Dollar Cost Averaging Accounts, any money left in the account will be transferred into the Money Market Subaccount.

Automatic Rebalancing.  Automatic rebalancing is a way to maintain your desired asset allocation percentages. Because the value of your Subaccounts will fluctuate in response to investment performance, your assets allocation percentages may become out of balance over time. If you have a Contract Value of at least $10,000 you may elect automatic rebalancing. We will transfer funds under your Contract on a quarterly (calendar) basis among the Subaccounts to maintain a specified percentage allocation among your selected variable investment options. You may elect to participate in the program when you apply for your Contract or, after you have owned your Contract, by completing an election form or by calling our office at 800-523-0650. You may discontinue the program at any time.

Dollar cost averaging and automatic rebalancing may not be in effect at the same time and are not available after annuitization. There is no charge for dollar cost averaging or automatic rebalancing.

May I Withdraw Any of My Money?

Before the Annuity Date and the death of the Contract Owner or Annuitant, you may withdraw all or part of your Contract Value. We base your withdrawal on your Contract Value next determined after we receive proper authorization (and the Contract, in case of a full withdrawal) from the Contract Owner for withdrawal at our Administrative Office. We normally will pay you within seven days. You may pay a contingent deferred sales charge when you withdraw Contract Value. See What Charges Do I Pay — Contingent Deferred Sales Charge. You may pay tax when you make a withdrawal, including an additional 10% tax under certain circumstances. See FEDERAL INCOME TAX CONSIDERATIONS.

•

The minimum withdrawal is $500. However, if it is your first withdrawal in a Contract Year, the minimum withdrawal is the Free Withdrawal Amount (as defined below) if that amount is less than $500. See Free Withdrawals below.

•	You may make a partial withdrawal only if the amount remaining in the Contract is at least $5,000 and the balance remaining in each Subaccount from which the withdrawal is made is at least $250.

•

If you do not tell us otherwise, the withdrawal will be taken pro rata from the variable Subaccounts; if the partial withdrawal exhausts your Variable Account Value, then any remaining withdrawal will be taken from Dollar Cost Averaging Accounts beginning with the one having the shortest interest period.

Systematic Withdrawals.  If you have not made a free withdrawal in the current Contract Year, you can make systematic withdrawals. These are regular payments that we make to you on a monthly, quarterly, semiannual or annual basis. It is a convenient way for you to withdraw a limited percentage of purchase payments without incurring a contingent deferred sales charge. The total amount that you withdraw in a Contract Year cannot exceed your Free Withdrawal Amount, and the minimum amount of each withdrawal payment is $50. Your payments will begin on the next withdrawal date following one modal period after we receive your request. Please note that no confirmations will be sent on systematic withdrawals. They will, however be reflected on statements. See Free Withdrawals below. For information on the tax treatment of withdrawals, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

The first year Systematic Withdrawals are elected the entire amount of the withdrawal requested will be disbursed among the remaining Systematic Withdrawal payments to be made prior to the next contract anniversary. Systematic Withdrawal amounts will then be recalculated upon the next contract anniversary to reflect the annual withdrawal amount requested and a full year of systematic payments. For example, if you request your Free Withdrawal Amount with monthly Systematic Withdrawals and there are four months remaining in your Contract Year, you will receive the entire Free Withdrawal Amount divided by the four payments remaining in your Contract Year. Upon your next contract anniversary, your monthly Systematic Withdrawal payment will be recalculated to be 1/12 of the annual Free Withdrawal Amount. This could result in lower Systematic Withdrawal payments in your second year of withdrawal.

403(b) Withdrawals.  There are restrictions on withdrawals from Contracts qualifying under Section 403(b) of the Code. Generally, withdrawals may be made only if the Contract Owner is over the age of 59 1/2, leaves the employment of the employer, dies, or becomes disabled as defined in the Code. Withdrawals (other than withdrawals attributable to income earned on purchase payments) may also be possible in the case of hardship as defined in the Code. The restrictions do not apply to transfers among Subaccounts and may also not apply to transfers to other investments qualifying under Section 403(b). For information on the tax treatment of withdrawals under Section 403(b) Contracts, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

Optional Guaranteed Minimum Accumulation Benefit Rider.  You may purchase a guaranteed minimum accumulation benefit rider as part of your Contract at the time the Contract is issued or on any contract anniversary after your Contract is issued as long as we receive written notice of your intention to do so. This rider may not be purchased in combination with any other rider described in this prospectus, except that this rider is available to Contract Owners who purchased the Optional Death Benefit Enhancement Riders or the Estate Enhancement Death Benefit Rider prior to May 1, 2007. The date of such purchase, however, must be at least ten years prior to the Annuity Date specified in the contract. Written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172, at least 30 calendar days prior to your contract anniversary date.

A guaranteed minimum accumulation benefit ensures the availability of a minimum Contract Value at the end of the benefit period, which is defined below. It may provide protection in the event of lower Contract Values that may result from the investment performance of the Contract. The Company also reserves the right to make the availability of the guaranteed minimum accumulation benefit contingent upon the investment of the entire Contract Value, according to an asset allocation program established by the Company for the full benefit period. At the present time, no asset allocation program is required for this rider. If the Company requires an asset allocation program in the future, the asset allocation program will only apply to new purchasers of this benefit.

The guaranteed minimum accumulation benefit will be equal to the Contract Value at the start of the benefit period, plus the amount of any subsequent purchase payments received during the first Contract Year of the benefit period, reduced by a proportional amount for any partial withdrawals of the Contract Value during the benefit period. The reductions in the guaranteed minimum accumulation benefit will occur as of the date of each applicable partial withdrawal. If the guaranteed minimum accumulation benefit exceeds the Contract Value at the end of the benefit period, which is equal to ten years, the Company will increase the Contract Value so that it equals the guaranteed minimum accumulation benefit. At the end of the benefit period, the Contract Owner can elect to renew the guaranteed minimum accumulation benefit for a new benefit period.

The Contract Owner may elect to increase the guaranteed minimum accumulation benefit through the use of the Step-Up Benefit as of the Step-Up Benefit Date. The Step-Up Benefit Date is any contract anniversary starting with the 5th anniversary of the effective date of the rider. The Step-Up Benefit is the increase of the guaranteed minimum accumulation benefit to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. Written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172, 30 days prior to the contract anniversary. An additional Step-Up Benefit can be elected on or after the 5th anniversary of the most recent Step-Up Benefit Date. Electing a Step-Up of the guaranteed minimum accumulation benefit extends the benefit period for an additional five years from the Step-Up date.

The guaranteed minimum accumulation benefit will terminate under the following conditions:

(a)	at the end of the benefit period if the guaranteed minimum accumulation benefit is not renewed;

(b)	on the contract anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the agreement;

(c)	full surrender of the Contract;

(d)	date of the first death of a Contract Owner or the date of death of the last surviving Annuitant; or

(e)	annuitization.

Optional Guaranteed Minimum Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit Rider (Growth & Income Protector Benefit Rider) — At the time you purchase your Contract, you may purchase a Growth & Income Protector Benefit rider for an additional charge, which includes the following enhancements to your Contract:

(1)	Guaranteed Minimum Accumulation Benefit (GMAB) — This benefit allows the Annuitant or Joint Annuitant, if applicable, to receive the guaranteed return of initial purchase payments, plus a percentage of additional purchase payments, for the first 10 years, pro-rated for withdrawals. If the GMAB exceeds the contract value in year 10, the contract value will be increased to equal the GMAB.

(2)	Guaranteed Minimum Withdrawal Benefit — This benefit permits the Annuitant or Joint Annuitant, if applicable, to receive annual minimum payments regardless of the Contract Value either for a certain period of time or for the Annuitant’s lifetime or Joint Annuitant’s lifetime.

(3)	Death Benefit Enhancement — The Company will pay to a beneficiary upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant, a death benefit enhancement in addition to the death benefit provided in your Contract.

Complete descriptions of these three enhancements are included below.

How do I elect the Growth & Income Protector Benefit Rider?

You may elect the Growth & Income Protector Benefit rider at the time of purchase of your Contract for an additional charge. The Rider Effective Date is the Contract Date. This rider may not be added after you purchase your Contract and may not be selected in combination with any other Living Benefit or Death Benefit riders described in this Prospectus. This rider can be purchased on a single or a joint life basis. The joint life basis permits joint annuitants, but does not allow joint ownership of the Contract.

You may elect the rider only if the Annuitant (if a Single Life Guarantee) or the younger of the Annuitant and the Joint Annuitant (if a Joint Life Guarantee) is at least 35 years old and is not older than 80 on the Contract Date. (Issue age is determined by age nearest birthday.) The Contract Owner must satisfy the requirements of the base Contract.

Important information to note about the Growth & Income Protector Benefit Rider:

–	At the present time, there are no investment allocation restrictions required for this rider. However, the Company reserves the right to impose certain investment allocation restrictions in the future. If the Company imposes investment allocation restrictions in the future, the restrictions may apply to in-force and/or new contracts, upon the Company’s discretion.

–	The Contract Rider Charges are non-refundable, whether or not you have taken withdrawals while the rider is in effect. Rider Charges are subject to change in the future. (See “Rider Charges” section of the Prospectus for details.)

–	All withdrawals, including the withdrawals made while the rider is in effect, reduce your Contract Value and Death Benefit.

–	Once you elect this rider, any withdrawal will still be subject to the terms of the Contract. This includes the Free Withdrawal Amount.

–	If the Withdrawal Amount is greater than the Free Withdrawal Amount, we will apply Contingent Deferred Sales Charges (See “Contingent Deferred Sales Charge” section of the Prospectus for details) and any other applicable charges.

–	The rider may not be added after you purchase your Contract or in combination with any other riders.

–	The Death Benefit Enhancement available as part of the package differs from the death benefit riders described above. (See “What are the Death Benefits under my Contract?” section of the Prospectus for details.)

–	The rider can be terminated on or after the fifth contract anniversary.

(1)	GUARANTEED MINIMUM ACCUMULATION BENEFIT

The Guaranteed Minimum Accumulation Benefit (GMAB) will be equal to the Contract Value at the start of the benefit period, plus a percentage (set forth in the table below), of any subsequent purchase payments received during the benefit period, reduced by a proportional amount for any withdrawals during the benefit period. The benefit period is 10 years from the effective date of the rider. The reductions in the GMAB will occur as of the date of each applicable withdrawal. If the GMAB exceeds the Contract Value at the end of the benefit period, the Company will increase the Contract Value so that it equals the GMAB. At the end of 10 years, the GMAB will be automatically renewed for a new benefit period. The GMAB benefit period may also reset upon the election of a Step-Up Benefit (see below).

Step-Up Benefit and Step-Up Benefit Date — The Step-Up Benefit for the GMAB is the increase in the GMAB to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. The Step-Up Benefit Date is any contract anniversary starting with the fifth anniversary of the effective date of the rider.

On the Step-Up Benefit Date, the Contract Owner has the option to increase both the GMAB and the Guaranteed Minimum Withdrawal Benefit (see below). If the Contract Owner elects to exercise the Step-Up Benefit, both the GMAB and the Guaranteed Minimum Withdrawal Benefit (see below) are evaluated for Step-Up. A Step-Up is effective if either the GMAB and/or the Guaranteed Minimum Withdrawal Benefit is increased to the Contract Value as of the most recent Step-Up Benefit Date.

Once a step-up has been elected and is effective, if the GMAB is increased to the Contract Value, a new 10-year benefit period begins. An additional Step-Up Benefit cannot be elected until after the fifth anniversary of the most recent Step-Up Benefit Date.

To elect a Step-Up Benefit, written notice must be received by The Penn Mutual Life Insurance Company, Annuity Customer Service, Philadelphia, PA 19172, 30 days prior to the contract anniversary.

How will additional Purchase Payments affect the Guaranteed Minimum Accumulation Benefit Base?

For each 10-year benefit period, subsequent purchase payments made to the Contract will increase the Guaranteed Minimum Accumulation Benefit Base as follows:

•	100% of Purchase Payments made in years one through two

•	90% of Purchase Payments made in years three through four

•	80% of Purchase Payments made in years five through six

•	70% of Purchase Payments made in years seven through eight

•	60% of Purchase Payments made in years nine through ten

How will withdrawals affect the Guaranteed Minimum Accumulation Benefit Base?

The Guaranteed Minimum Accumulation Benefit Base will be reduced by the withdrawal in a proportional manner. The reductions in the Guaranteed Minimum Accumulation Benefit Base occur as of the date of each applicable withdrawal. The proportional reduction, which is subtracted from the GMAB base immediately prior to the withdrawal, is determined by multiplying (i) and (ii) where:

(i)	is the Guaranteed Minimum Accumulation Benefit immediately prior to the withdrawal, and

(ii)	is a ratio of the current withdrawal amount to the Contract Value immediately prior to the withdrawal.

Example:

Assume there is a single $7,500 withdrawal during a Contract Year. Suppose that the Contract Value and Guaranteed Minimum Accumulation Benefit Base just prior to the withdrawal are $110,000 and $100,000 respectively.

The Guaranteed Minimum Accumulation Benefit Base will be reduced by the following amount:

Guaranteed Minimum Accumulation Benefit Base x (Withdrawal/Contract Value) =

$100,000 x ($7,500/$110,000) = $6,818.18

If the Contract Value just before the $7,500 withdrawal was $90,000, the reduction to the Guaranteed Minimum Accumulation Benefit Base would be as follows:

Guaranteed Minimum Accumulation Benefit Base x (Withdrawal/Contract Value) =

$100,000 x ($7,500/$90,000) = $8,333.33

(2)	GUARANTEED MINIMUM WITHDRAWAL BENEFIT

What are the two withdrawal options that I can choose with this rider?

The Guaranteed Minimum Withdrawal Benefit allows you to receive withdrawals in guaranteed minimum amounts annually in two different ways — via the Return of Benefit Base Withdrawal Option or the Guaranteed Lifetime Withdrawal Option.

The Guaranteed Minimum Withdrawal Benefit Base (see below for description) is the starting point for determining the amounts you receive under the two minimum withdrawal options. These options are defined below and operate concurrently until one or both terminate.

1)	The Return of Benefit Base Withdrawal Option — You can withdraw an amount annually until the Guaranteed Minimum Withdrawal Benefit Base (see below for a description) is depleted. The amount that can be withdrawn is called the Guaranteed Annual Withdrawal Amount. This amount is first determined by multiplying the initial Guaranteed Minimum Withdrawal Benefit Base by the Guaranteed Annual Withdrawal Percentage. The current Guaranteed Annual Withdrawal Percentage is 7.0%.

2)	The Guaranteed Lifetime Withdrawal Option — You can withdraw an amount annually as long as either the Annuitant or Joint Annuitant, if applicable, is alive. The amount that can be withdrawn is called the Guaranteed Annual Lifetime Withdrawal Amount. This amount is first determined by multiplying the initial Lifetime Withdrawal Benefit Base by the Guaranteed Annual Lifetime Withdrawal Percentage. The current Guaranteed Annual Lifetime Withdrawal Percentage is 5.0%. Any change in the Lifetime Withdrawal Benefit Base will also change the Guaranteed Annual Lifetime Withdrawal Amount on the Contract Anniversary.

How do I begin taking withdrawals?

To begin withdrawals, call Annuity Customer Service at 1-800-523-0650.

What if I withdraw less than the Guaranteed Annual Withdrawal Amount or Guaranteed Annual Lifetime Withdrawal Amount?

For both withdrawal options, you may take withdrawals equal to or less than the Guaranteed Annual Amount during each Contract Year as calculated per the above. Withdrawals in a Contract Year that do not exceed the Guaranteed Annual Amount do not affect the guaranteed amount for that option for subsequent years: if you elect to take less than or none of the Guaranteed Annual Amount in any given Contract Year, the Guaranteed Annual Amount is not increased in subsequent Contract Years. You cannot carry over any unused guaranteed withdrawal amounts to any future Contract Years.

Example:  Suppose that with either withdrawal option, the Guaranteed Annual Amount is $1,000 and you withdraw $500 during the current Contract Year. The Guaranteed Annual Amount will not increase by $500 in the next Contract Year.

What if I withdraw more than the Guaranteed Annual Amount?

Each Contract Year, if your Contract Value is greater than zero, you may withdraw more than the Guaranteed Annual Amount in effect at the time of the withdrawal request. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Guaranteed Minimum Withdrawal Benefit Base by more than your actual Excess Withdrawal amount. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Amount.

Once I select a withdrawal option, can I change to the other option?

Even after you start withdrawing from one option, you may exchange to the other option and back as frequently as you want until one or both of them terminate. However, it is important to note that if you switch from a Return of Benefit Base Withdrawal Option to a Lifetime Benefit Base Withdrawal Option, the portion of the Guaranteed Annual Withdrawal Amount that was in excess of the Guaranteed Annual Lifetime Withdrawal Amount will be treated as an Excess Withdrawal under the Lifetime Benefit Base Withdrawal Option. This will result in a reduced Guaranteed Annual Lifetime Withdrawal Amount in subsequent years.

What is the Guaranteed Minimum Withdrawal Benefit Base?

The Guaranteed Minimum Withdrawal Benefit Base is the starting point for determining the amounts you receive under the two minimum withdrawal options.

1)	On the Contract Date:

The Guaranteed Minimum Withdrawal Benefit Base is the Initial Purchase Payment received and any Purchase Payment Enhancement, if applicable.

2)	After the Contract Date, but prior to the date of the first withdrawal:

The Guaranteed Minimum Withdrawal Benefit Base is equal to the greater of (a) or (b), below, where:

(a)	is the sum of each Purchase Payment received and any Purchase Payment Enhancements, if applicable, accumulated on a daily basis at an annual effective rate equal to the Benefit Base Accumulation Rate (described below) until the earlier of 10 years from the Contract Date or the Benefit Base Accumulation Cease Date (described below) and the date of the first withdrawal; and

(b)	is the highest Contract Value as of any Contract Anniversary Date until the earlier of 10 years from the Contract Date or the Benefit Base Accumulation Cease Date (described below) and the date of the first withdrawal.

3)	On the date of the first withdrawal:

The Guaranteed Minimum Withdrawal Benefit Base is equal to the greatest of (a), (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, immediately prior to the first withdrawal;

(b)	is the sum of each Purchase Payment received and any Purchase Payment Enhancements, if applicable, accumulated on a daily basis at an annual effective rate equal to the Benefit Base Accumulation Rate (described below) until the earlier of 10 years from the Contract Date or the date of the first withdrawal; and

(c)	is the highest Contract Value on any Contract Anniversary Date until the earlier of 10 years and the date of the first withdrawal;

The current Benefit Base Accumulation Rate is 3% and the current Benefit Base Accumulation Cease Date is 10 years from the contract issue date. For contracts issued prior to May 4, 2009, the Benefit Base Accumulation Rate is 5% (3% for contracts issued in Washington).

How can the Guaranteed Minimum Withdrawal Benefit Base be affected?

Your Benefit Base may be affected by withdrawals, step-ups or additional purchase payments:

Effect of Withdrawals on Guaranteed Minimum Withdrawal Benefit Base

1)	Return of Benefit Base Withdrawal Option

The Return of Benefit Base Withdrawal Option guarantees that each Contract Year you can take withdrawals up to Return of Benefit Base Withdrawal Amount, which is initially equal to the Guaranteed Annual Withdrawal Percentage multiplied by the initial Guaranteed Minimum Withdrawal Benefit Base. The current Return of Benefit Base Withdrawal Percentage is 7.0%.

If you take withdrawals less than or equal to the 7.0% Guaranteed Annual Withdrawal Amount during any Contract Year, the Guaranteed Minimum Withdrawal Benefit Base will be reduced by the dollar amount of the withdrawals until the Guaranteed Minimum Withdrawal Benefit Base is reduced to zero.

Once the 7.0% Guaranteed Annual Withdrawal Amount has been withdrawn in any Contract Year, any additional withdrawals where the full amount or a portion of the withdrawal exceeds the Guaranteed Annual Withdrawal Amount will reduce the Benefit Base in a proportional manner until it is reduced to zero. The proportional reduction is applied to the Guaranteed Minimum Withdrawal Benefit Base and is determined by multiplying (i) and (ii) where:

i)	is the Guaranteed Minimum Withdrawal Benefit Base just before the Excess Return of Benefit Base Withdrawal; and

ii)	is the ratio of the Excess Return of Benefit Base Withdrawal to the Contract Value just prior to the Excess Return of Benefit Base Withdrawal.

2)	Lifetime Benefit Base Withdrawal Option

The Lifetime Withdrawal Option guarantees that each Contract Year you can take withdrawals up to the Guaranteed Annual Lifetime Withdrawal Amount which is initially equal to the Guaranteed Annual Lifetime Withdrawal Percentage multiplied by the initial Lifetime Withdrawal Benefit Base. The current Guaranteed Annual Lifetime Withdrawal Percentage is 5.0%.

If you take withdrawals less than or equal to the 5.0% Guaranteed Annual Lifetime Withdrawal Amount during any Contract Year, the Lifetime Withdrawal Benefit Base will not be adjusted;

If you take withdrawals greater than the 5.0% Guaranteed Annual Lifetime Withdrawal Amount during any Contract Year, the Lifetime Withdrawal Benefit Base will be reduced by the Excess Withdrawal Amount in a proportional manner. The proportional reduction is applied to the Lifetime Withdrawal Benefit Base and is determined by multiplying (i) and (ii) where:

i)	is the Lifetime Withdrawal Benefit Base just before the Excess Lifetime Withdrawal; and

ii)	is the ratio of the Excess Lifetime Withdrawal to the Contract Value just before the Excess Lifetime Withdrawal

This adjustment to your Lifetime Withdrawal Benefit Base will also result in a reduction to the Guaranteed Annual Lifetime Withdrawal Amount.

Example:

Assume that the Guaranteed Annual Withdrawal Amount (GAWA) is $7,000 and there is a single $7,500 withdrawal (WD) during a Contract Year. Suppose that the Contract Value (CV) and Guaranteed Minimum Withdrawal Base (GMWB) just prior to the $500 Excess Withdrawal are $110,000 and $100,000, respectively:

GAWA = $7,000, WD = $7,500, Excess WD = $500, CV = $110,000, GMWB = $100,000

The Guaranteed Minimum Withdrawal Base will be reduced by the following amount:

GMWB x (Excess WD/CV) = $100,000 x ($500/$110,000) = $454.5

The Guaranteed Annual Withdrawal Amount will be reduced by the following amount:

Previous GAWA x (Excess WD/CV) = $7,000 x ($500/$110,000) = $31.82

If the Contract Value just before the $500 Excess Withdrawal was $90,000:

GAWA = $7,000, WD = $7,500, Excess WD = $500, CV = $90,000, GMWB = $100,000

The Guaranteed Minimum Withdrawal Base will be reduced by the following amount:

GMWB x (Excess Withdrawal/Contract Value) = $100,000 x $500/$90,000) = $555.5

Guaranteed Annual Withdrawal Amount will be reduced as follows:

Previous GAWA x (Excess WD/CV) = $7,000 x ($500/$90,000) = $38.89

Effect of Step-Ups on Guaranteed Minimum Withdrawal Benefit Base

Optional Step-Up Benefit and Return of Benefit Base: After the first withdrawal, on each Step-Up Benefit Date, if the Contract Owner elects a Step-Up and the Contract Value is greater than the Guaranteed Minimum Withdrawal Benefit Base, then the Guaranteed Minimum Withdrawal Benefit Base will be increased to an amount equal to 100% of the Contract Value as of the Step-up Benefit Date. The Step-Up Benefit Date is any contract anniversary starting with the 5th anniversary of the Contract Date. An additional step-up benefit cannot be elected until after the 5th anniversary of the most recent Step-Up Benefit Date.

Once a step-up has been elected and is effective, if the Guaranteed Minimum Withdrawal Benefit Base is increased to the Contract Value as of the most recent Step-Up Benefit Date, the new Guaranteed Minimum Withdrawal Benefit Base replaces the previous benefit base. A new Guaranteed Annual Withdrawal Amount will commence as of the most recent Step-Up Benefit Date and will equal the Contract Value as of the Step-Up Benefit Date multiplied by the Guaranteed Annual Withdrawal Percentage.

To elect a Step-Up Benefit, written notice must be received by The Penn Mutual Life Insurance Company, Annuity Customer Service, Philadelphia, PA 19172, 30 days prior to the contract anniversary.

Optional Step-Up Benefit and Lifetime Benefit Base: After the first withdrawal, on each Step-Up Benefit Date, if the Contract Owner elects a Step-Up and the Contract Value is greater than the Step-Up Benefit for the Lifetime Withdrawal Benefit Base, then the Lifetime Withdrawal Benefit Base will be increased to an amount equal to 100% of the Contract Value as of the Step-up Benefit Date. The Step-Up Benefit Date is any contract anniversary starting with the 5th anniversary of the Contract Date. An additional step-up benefit cannot be elected until after the 5th anniversary of the most recent Step-Up Benefit Date.

Once a step-up has been elected and is effective, if the Lifetime Withdrawal Benefit Base is increased to the Contract Value as of the most recent Step-Up Benefit Date, the new Lifetime Withdrawal Benefit Base replaces the previous benefit base. A new Guaranteed Annual Lifetime Withdrawal Amount will commence as of the most recent Step-Up Benefit Date and will equal the Contract Value as of the Step-Up Benefit Date multiplied by the Guaranteed Annual Lifetime Withdrawal Percentage.

To elect a Step-Up Benefit, written notice must be received by The Penn Mutual Life Insurance Company, Annuity Customer Service, Philadelphia, PA 19172, 30 days prior to the contract anniversary.

Effect of Additional Purchase Payments made after the date of first withdrawal on Guaranteed Minimum Withdrawal Benefit Base

As long as the Contract Value is positive, additional purchase payments will increase the Guaranteed Minimum Withdrawal Benefit Base and the Guaranteed Annual Withdrawal Amount (or Guaranteed Annual Lifetime Withdrawal Amount). The Guaranteed Minimum Withdrawal Benefit Base will be increased dollar-for-dollar by the amount of the each additional Purchase Payment. The Guaranteed Annual Withdrawal Amount (or Guaranteed Annual Lifetime Withdrawal Amount) will be increased by the amount of the additional purchase payment multiplied by the applicable Guaranteed Annual Withdrawal Percentage (or Guaranteed Annual Lifetime Withdrawal Percentage).

What happens to withdrawal benefits if the Contract Value is reduced to Zero?

If the Contract Value is reduced to zero and any benefits are due under either of the two withdrawal options, no additional Purchase Payments will be accepted and the remaining minimum withdrawals will be made as follows:

The Owner has the option to receive the remaining Guaranteed Minimum Withdrawal Benefit payment under either of the two withdrawal options:

(a)	If you choose the Return of Benefit Base Withdrawal Option, you will receive the remaining Guaranteed Annual Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, you will receive the Guaranteed Annual Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero until your Guaranteed Minimum Withdrawal Benefit Base Remaining is depleted.

(b)	If you choose the Lifetime Withdrawal Option, you will receive the remaining Guaranteed Annual Lifetime Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, you will receive the Guaranteed Annual Lifetime Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero.

(c)	If you do not specify a withdrawal option, the default option is the Lifetime Withdrawal Option.

What if the Contract Value is reduced to zero due to Excess Withdrawals?

If the Contract Value is reduced to zero in a Contract Year where:

(1)	The Guaranteed Annual Lifetime Withdrawal Amount is reduced to zero due to the impact of withdrawals in excess of the Guaranteed Annual Lifetime Withdrawal Amount, and

(2)	The Guaranteed Minimum Withdrawal Benefit Base is positive, you will receive the remaining minimum withdrawals under the Return of Benefit Base Withdrawal Option only. In the Contract Year in which the Contract Value is reduced to zero, we will pay the Guaranteed Annual Withdrawal Amount not yet withdrawn. In subsequent Contract Years, we will pay the Guaranteed Annual Withdrawal Amount, in effect as of the date that the Contract Value was reduced to zero, or any remaining Guaranteed Minimum Withdrawal Benefit Base, if less.

Remaining minimum withdrawal payments are made on an annual basis in a Contract Year. If the total remaining minimum withdrawals due each Contract Year are less than $100, the remaining payments will be commuted and a lump sum will be paid.

If the remaining minimum withdrawals are based on the Guaranteed Annual Lifetime Withdrawal Amount, such payments will be commuted using the then currently available annuity factors for a single life annuity under the Contract. If the remaining minimum withdrawals are based on the Guaranteed Annual Withdrawal Amount, the remaining Benefit Base will be paid.

Effect of Required Minimum Distributions on Guaranteed Minimum Withdrawal Benefit

If you have elected required minimum distribution (RMD) withdrawals and your contract was in effect through at least one calendar year-end, you will automatically receive the Contract Year’s RMD requirement according to the IRS Code. If the RMD withdrawal is in excess of the Guaranteed Withdrawal Amount, the impact of the RMD withdrawal on the Guaranteed Minimum Withdrawal Benefit Base will be as follows:

Return of Benefit Base Withdrawal Option: The RMD withdrawal will reduce the Guaranteed Minimum Withdrawal Base by the dollar amount of the withdrawal.

Lifetime Withdrawal Option: The RMD withdrawal will not reduce the Lifetime Withdrawal Benefit Base.

This treatment of the excess of the RMD withdrawal over the Guaranteed Withdrawal Amount will apply only in relation to the required minimum distribution based on the value of the Contract, including the actuarial present value of any optional death benefit or living benefit riders elected.

Benefit Available on Annuity Date — If the Annuity Date occurs while the rider is in effect, upon your request, you may elect one of the following options:

(a)	Default Annuity Option: Apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract;

(b)	Lifetime Withdrawal Option: Request that as of the annuity payment commencement date, annuity payments are made each year equal to the Guaranteed Annual Lifetime Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the survivor of the Annuitant and Joint Annuitant for Joint Life Guarantees;

(c)	Return of Benefit Base Withdrawal Option: Request that as of the annuity payment commencement date, the remaining Guaranteed Minimum Withdrawal Benefit Base is paid out in the form of annuity payments. Each year, these annuity payments will equal the lesser of the Guaranteed Annual Withdrawal Amount or the remaining Guaranteed Minimum Withdrawal Benefit Base. These annuity payments will be made until the earlier of the death of the Annuitant for Single Life Guarantees, or the death of the survivor of the Annuitant and Joint Annuitant for Joint Life Guarantees or the date that the Guaranteed Minimum Withdrawal Benefit Base is reduced to zero.

Our Administrative Office must receive a written notice at least 30 days prior to the current Annuity Date. If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

Single and Joint Life Guarantees

The Growth & Income Protector Benefit can be purchased on a single or a joint life basis. Under a Single Life Guarantee, the Guaranteed Annual Withdrawal Amounts are guaranteed over the lifetime of the Annuitant under the Lifetime Withdrawal Option, or until the Guaranteed Minimum Withdrawal Benefit Base is depleted under the Return of Benefit Option.

Under a Joint Life Guarantee, the Guaranteed Annual Lifetime Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant under the Lifetime Withdrawal Option, or until the Guaranteed

Minimum Withdrawal Benefit Base is depleted under the Return of Benefit Option. (Note that the Lifetime Withdrawal Option is not available if withdrawals begin prior to the younger Annuitant or Joint Annuitant attaining age 59  1/2.) You must specify the Joint Annuitant on your application. The Joint Annuitant must be the spouse of the Annuitant on the rider effective date. The Joint Annuitant also must always be the Contract Owner’s primary beneficiary.

Can I convert a Single Life Guarantee to a Joint Life Guarantee and vice-versa?

You cannot convert a Single Life Guarantee to a Joint Life Guarantee.

If you have a Joint Life Guarantee, and have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee and pay the Rider Charge for a Single Life Guarantee.

Can I change the Annuitant or Joint Annuitant?

You cannot change the primary Annuitant. However, you may change the Joint Annuitant under certain circumstances. The Joint Annuitant can be changed to the Annuitant’s current spouse, if no withdrawals have been taken.

If a withdrawal has been taken, the Joint Annuitant cannot be changed. The Joint Annuitant can be removed from the Contract, but the charge for the rider would remain at the Joint Life Guarantee charge, and the Withdrawal Percentage would not change.

If no withdrawals have been taken, the guarantee and the associated Rider Charge convert to a Single Life Guarantee based on the Joint Annuitant’s lifetime. If withdrawals have been taken, the guarantee and the Rider Charge do not change and the Withdrawal Amount applies to the Joint Annuitant’s lifetime.

Note that the Joint Life Guarantee option acts like a second to die policy. Therefore, the contract with the Joint Life Guarantee option is set up with one owner and two annuitants. Upon the death of the first annuitant, the second annuitant becomes the successor owner. The Contract then stays in force, and the living benefit features continue until the death of the second annuitant. Also note that the successor owner has no contractual rights while the Contract Owner is alive and steps into ownership upon the death of the Contract Owner.

(3)	DEATH BENEFIT ENHANCEMENT

The Growth & Income Protector Benefit rider has a Death Benefit that is payable prior to the Annuity Date upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant. This Death Benefit Enhancement is paid only if the Death Benefit Enhancement Benefit Base, described below, is greater than the standard death benefit provided by the Contract. This amount cannot be less than zero or greater than $1,000,000. There is no additional charge for the Death Benefit Enhancement payable under the rider. This Death Benefit Enhancement is paid upon receipt of due proof of Annuitant death or the last death of the Annuitant and Joint Annuitant and the necessary forms to make payment to a beneficiary.

Death Benefit Enhancement Benefit Base

The value of the Death Benefit Enhancement Benefit Base depends upon when you make your first withdrawal.

The Death Benefit Enhancement Benefit Base equals:

1.	On the Contract Date:

The Initial Purchase Payment received plus any Purchase Payment Enhancement, if applicable;

2.	After the Contract Date, but prior to the first withdrawal:

Equal to the greater of (a) or (b) below, where:

(a)	is the sum of (1) plus (2), where:

(1)	is the Contract Value on the rider effective date accumulated on a daily basis at a rate of 3% (5% for Contracts issued prior to May 4, 2009 except in Washington) until the earliest of

(i)	10 years from the Contract Date;

(ii)	the Annuitant’s attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal;

(2)	is each additional Purchase Payment received after the rider effective date but prior to the first withdrawal, accumulated on a daily basis at a rate of 3% (5% for Contracts issued prior to May 4, 2009 except in Washington) until the earliest of

(i)	10 years from the Contract Date;

(ii)	the Annuitant’s attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal;

(b)	is the highest Contract Value on any Contract Anniversary Date until the earliest:

(1)	10 years from the Contract Date

(2)	the Annuitant’s attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(3)	the date of the first withdrawal.

3.	On the date of first withdrawal after the Contract Date:

Equal to the greatest of (a), (b) or (c) below, where:

(a)	is the sum of (1) plus (2), where:

(1)	is the Contract Value on the rider effective date accumulated on a daily basis at a rate of 3% (5% for Contracts issued prior to May 4, 2009 except in Washington) until the earliest of

(i)	10 years from the Contract Date;

(ii)	the Annuitant’s attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal;

(2)	is each additional Purchase Payment received after the rider effective date but prior to the first withdrawal, accumulated on a daily basis at a rate of 3% (5% for Contracts issued prior to May 4, 2009 except in Washington) until the earliest of

(i)	10 years from the Contract Date;

(ii)	the Annuitant’s attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal;

(b)	is the highest Contract Value on any Contract Anniversary Date until the earlier of 10 years from the contract issue date and the date of the first withdrawal; and

(c)	is the Contract Value on the date of the first withdrawal, just before the first withdrawal;

4.	After the date of first withdrawal:

If and only if there is a step-up of the Withdrawal Benefit Base, the Death Benefit Enhancement Base automatically increases to 100% of the Contract Value until the Annuitant’s attainment of age 80 for Single Life Guarantees, or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees

What are the effects of withdrawals on the Death Benefit Enhancement Benefit Base?

If you withdraw less than or equal to the Guaranteed Withdrawal Amount in effect at the time of request during each Contract Year, the Death Benefit Enhancement Benefit Base is reduced by the dollar amount of the withdrawal. This is the case even when RMD withdrawals exceed the Guaranteed Withdrawal Amount.

If you withdraw greater than the Guaranteed Withdrawal Amount in effect at the time of request during each Contract Year, then the amount that is in excess of the Guaranteed Withdrawal Amount is an Excess Withdrawal. Excess withdrawals reduce the Death Benefit Enhancement Benefit Base. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b), where:

(a)	is the Death Benefit Enhancement Benefit Base immediately prior to the Excess Withdrawal; and

(b)	is the Contract Value just before the withdrawal of the Excess Withdrawal.

What are the effects of additional Purchase Payments on the Death Benefit Enhancement Benefit Base?

If you make any Purchase payments after the date of the first withdrawal, the Death Benefit Enhancement Benefit Base will be increased on a dollar-for-dollar basis.

Step-Up Benefit and Step-Up Benefit Date

The Step-Up Benefit for the Death Benefit Enhancement Benefit Base is the increase in the Death Benefit Enhancement Benefit Base to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. The Step-Up Benefit Date is any contract anniversary starting with the 5th anniversary of the effective date of the rider. An additional step-up benefit cannot be elected until after the 5th anniversary of the most recent Step-Up Benefit Date.

On the Step-Up Benefit Date, the Contract Owner has the option to increase the Guaranteed Minimum Withdrawal Benefit (see above) as of the Step-Up Benefit Date. Any increase in the Guaranteed Minimum Withdrawal Benefit Base as a result of a Step-Up Benefit will increase the Death Benefit Enhancement Benefit Base as of the Step-Up Benefit Date until age 80. Death Benefit Enhancement Benefit Base cannot step up independently from the Guaranteed Minimum Withdrawal Benefit Base.

Written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172, 30 days prior to the contract anniversary.

Impact of Annuitant Death on the Rider

1)	Single Life Guarantees — Upon the death of the Annuitant, the Company will pay the Beneficiary the Standard Death Benefit under the Contract and the Death Benefit Enhancement, if any, and the rider is terminated.

2)	Joint Life Guarantees — If the Annuitant dies and the Joint Annuitant is still alive after the Annuitant’s death, the Joint Annuitant can surrender the contract, and receive a Death Benefit equal to the Contract Value and the Contract and rider terminate.

The Joint Annuitant as successor owner may elect to continue the Contract and the rider.

If no withdrawals have been taken, the successor owner may convert to a Single Life Guarantee based on his/her lifetime. If withdrawals have been taken, the guarantee does not change.

If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company, to convert the guarantee, and the associated Rider Charge, to a Single Life Guarantee based on the Annuitant’s lifetime. If the Contract Owner does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee and the Rider Charge do not change.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Standard Death Benefit and the Enhanced Death Benefit amount, if applicable, is payable to a Beneficiary and the rider is terminated.

Can I cancel the Growth & Income Protector Benefit Rider?

You may cancel the Growth & Income Protector Benefit rider on or after the fifth contract anniversary effective on the contract anniversary immediately following receipt by the Company of a written cancellation request by the Contract Owner.

When will the Growth & Income Protector Benefit Rider terminate?

This rider will terminate upon the earliest of:

a)	cancellation of the Growth & Income Protector Benefit Rider;

b)	if the Contract Value equals zero and there is no Guaranteed Annual Withdrawal Amount due in future years, no Guaranteed Annual Lifetime Withdrawal Amount due in future years, and no remaining Guaranteed Minimum Withdrawal Benefit Base;

c)	full surrender of the Contract;

d)	on the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees;

e)	on the date of death of the Annuitant for Joint Life Guarantee if the Joint Annuitant receives the death benefit equal to Contract Value; or

f)	annuitization.

All charges for this rider will cease upon Contract termination.

Growth & Income Advantage Benefit Rider — At the time you purchase your Contract, you may purchase a Growth & Income Advantage Benefit rider, which includes the following enhancements to your Contract:

1)	Guaranteed Minimum Withdrawal Benefit — The Guaranteed Minimum Withdrawal Benefit permits the Annuitant or Joint Annuitant, if applicable, to receive annual minimum payments regardless of the Contract Value either for a certain period of time or during the Annuitant’s lifetime or Joint Annuitant’s lifetime (in case of a Joint Life Guarantee).

2)	Enhanced Death Benefit — The Company will pay to a beneficiary upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant a death benefit enhancement in addition to the death benefit provided in your Contract.

How do I elect the Growth & Income Advantage Benefit Rider?

You may elect the Growth & Income Advantage Benefit rider at the time of purchase of your Contract for an additional charge. The Rider Effective Date is the Contract Date. This rider may not be added after you purchase your Contract and may not be selected if you intend to purchase any of the other available Living Benefit or Death Benefit Riders. This rider can be purchased on a single or a joint life basis. The joint life basis permits joint annuitants, but does not allow joint ownership of the contract. You may elect the rider only if the Annuitant (if a Single Life Guarantee) or the younger of the Annuitant and the Joint Annuitant (if a Joint Life Guarantee) is at least 35 years old and is not older than 80 on the Contract Date. (Issue age is determined by age nearest birthday.)

Important information to note about the Growth & Income Advantage Benefit Rider:

At the present time, there are no investment allocation restrictions required for this rider. However, the Company reserves the right to impose certain investment allocation restrictions in the future. If the Company requires an asset allocation program in the future, the restrictions may apply to in-force and/or new contracts, at the Company’s discretion.

The Contract Rider Charges are non-refundable, whether or not you have taken withdrawals while the rider is in effect. Rider Charges are subject to change in the future. (See “Rider Charges” section of the Prospectus for details.)

All withdrawals, including the withdrawals made while the rider is in effect, reduce your Contract Value and death benefit.

Once you elect this rider, any withdrawal will still be subject to the terms of the Contract. This includes the free-withdrawal amount.

If the Withdrawal Amount is greater than the free withdrawal amount, we will apply contingent deferred sales charges (See “Contingent Deferred Sales Charge” section of the Prospectus for details) and any other applicable charges.

The rider may not be added after you purchase your Contract or in combination with any other riders.

If the age of the Annuitant or younger of the Annuitant or Joint Annuitant, if applicable, at first withdrawal is less than 59 1/2, the lifetime withdrawal provision is not available and you can only withdraw under the Return of Benefit Base Withdrawal Option (see below for a description).

The Enhanced Death Benefit available as part of the Growth and Income Advantage Benefit rider is different from the optional Death Benefit Riders offered.

The rider can be terminated on or after the fifth contract anniversary.

What are the two withdrawal options that I can choose with this rider?

If this rider is purchased, the Company guarantees that you can withdraw an amount annually in two different ways — the Return of Benefit Base Withdrawal Option or the Lifetime Withdrawal Option.

1)	The Return of Benefit Base Withdrawal Option — You can withdraw an amount annually until the Guaranteed Minimum Withdrawal Benefit Base (see below for a description) is depleted. The amount that can be withdrawn is called the Guaranteed Annual Withdrawal Amount. This amount is first determined by multiplying the initial Guaranteed Minimum Withdrawal Benefit Base by the Guaranteed Annual Withdrawal Percentage. The current Guaranteed Annual Withdrawal Percentage is 7.0%.

2)

The Guaranteed Lifetime Withdrawal Option — You can withdraw an amount annually as long as either the Annuitant or Joint Annuitant, if applicable, is alive. The Guaranteed Annual Lifetime Withdrawal Amount is first determined by multiplying the initial Lifetime Withdrawal Benefit Base by the Guaranteed Annual Lifetime Withdrawal Percentage. The current Guaranteed Annual Lifetime Withdrawal Percentage is 5.0% (4.0% for contracts issued on or after May 4, 2009, but prior to February 1, 2010). Any change in the Lifetime Withdrawal Base will also change the Guaranteed Annual Lifetime Withdrawal Amount. This option is not available if withdrawals begin prior to Age Actual of 59 1/2.

How do I begin to take withdrawals?

To begin withdrawals, call Annuity Customer Service at 1-800-523-0650.

Once I select a withdrawal option, can I change to the other option?

Yes, as long as you start withdrawals after Age Actual of 59 1/2. Even after you start withdrawing from one option, you may exchange to the other option and back as frequently as you want until one or both of them terminate. If withdrawals begin before Age Actual of 59 1/2, only the Return of Benefit Base Withdrawal Option is available.

However, it is important to note that if you switch from a Return of Benefit Base Withdrawal Option to the Lifetime Benefit Base Withdrawal Option, the Guaranteed Annual Withdrawal Amount will be treated as an Excess Withdrawal under the Lifetime Benefit Base Withdrawal Option as it may be greater than the Guaranteed Annual Lifetime Withdrawal Amount. This will result in a reduced Guaranteed Annual Lifetime Withdrawal Amount in subsequent years.

What if I withdraw less than the Guaranteed Annual Withdrawal Amount or Guaranteed Annual Lifetime Withdrawal Amount?

For both withdrawal options, you may take withdrawals equal to or less than the Guaranteed Annual Amount during each Contract Year as calculated per the above. If you elect to take less than or none of the Guaranteed Annual Amount in any given Contract Year, the Guaranteed Annual Amount is not increased in subsequent Contract Years. You cannot carry over any unused guaranteed withdrawal amounts to any future Contract Years.

Example #1:  Suppose that with either withdrawal option, the Guaranteed Annual Amount is $1,000 and you withdraw $500 during the current Contract Year. The Guaranteed Annual Amount will not increase by $500 in the next Contract Year.

What if I withdraw more than the Guaranteed Annual Amount?

Each Contract Year, you may withdraw more than the Guaranteed Annual Amount in effect at the time of the withdrawal request. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Guaranteed Minimum Withdrawal Benefit Base by more than your actual Excess Withdrawal amount. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Amount.

Guaranteed Minimum Withdrawal Benefit — The Guaranteed Minimum Withdrawal Benefit allows you to receive withdrawals in guaranteed minimum amounts via the Return of Benefit Base Withdrawal Option or the Lifetime Withdrawal Option. These options operate concurrently until one or both terminate. If the Annuitant’s Age Actual (or younger of the Annuitant and Joint Annuitant’s age for a Joint Life Guarantee) on the date of the first withdrawal is less than 59 1/2, the Return of Benefit Base Withdrawal Option is the only guaranteed withdrawal option available for the life of the contract.

Guaranteed Minimum Withdrawal Benefit Base — The Guaranteed Minimum Withdrawal Benefit Base is the starting point for determining the amounts you receive under the two minimum withdrawal options.

1)	On the Contract Date:

The Guaranteed Minimum Withdrawal Benefit Base is the Initial Purchase Payment received and any Purchase Payment Enhancement, if applicable.

2)	After the Contract Date, but prior to the date of the first withdrawal:

Equal to the greater of (a) or (b), below, where:

(a)	is the sum of (1) plus (2), where:

(1)	is the Initial Purchase Payment and any Purchase Payment Enhancements, if applicable, accumulated on a daily basis at an annual effective rate of 6.0% until the earlier of 10 years from the Contract Date or the date of the first withdrawal; and

(2)	is each Purchase Payment received and any Purchase Payment Enhancements, if applicable, after the Contract Date but prior to the first withdrawal, accumulated on a daily basis at an annual effective rate of 6.0% until the earlier of 10 years from the Contract Date or the date of the first withdrawal.

For policies issued prior to May 4, 2009, the annual accumulation rate is 7.2%;

For policies issued on or after May 4, 2009, but prior to February 1, 2010, the annual accumulation rate is 4.0%; and

(b)	is the highest Contract Value on any Contract Anniversary Date before the date of the first withdrawal.

3)	On the date of the first withdrawal:

Equal to the greatest of (a), (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, immediately prior to the first withdrawal;

(b)	is the sum of (1) plus (2), where;

(1)	is the Initial Purchase Payment and any Purchase Payment Enhancements, if applicable, accumulated on a daily basis at an annual effective rate of 6.0% until the earlier of 10 years from the Contract Date or the date of the first withdrawal; and

(2)	is each Purchase Payment and any Purchase Payment Enhancements received after the Contract Date but prior to the first withdrawal, accumulated on a daily basis at an annual effective rate of 6.0% until the earlier of 10 years from the Contract Date or the date of the first withdrawal

For policies issued prior to May 4, 2009, the annual accumulation rate is 7.2%;

For policies issued on or after May 4, 2009, but prior to February 1, 2010, the annual accumulation rate is 4.0%; and

(c)	is the highest Contract Value on any Contract Anniversary Date before the date of the first withdrawal.

4)	After the date of the first withdrawal:

If the Age Actual of the Annuitant or the younger of the Annuitant or Joint Annuitant, if applicable, is greater than or equal to 59 1/2, then you have two withdrawal options to choose from. Both withdrawal options operate concurrently until one or both terminate. This interrelationship between the two options means that a withdrawal under one option will also impact the calculations for the other option.

Return of Benefit Base Withdrawal Option — The Return of Benefit Base Withdrawal Option guarantees that each Contract Year you can take withdrawals up to Return of Benefit Base Withdrawal Amount which is initially equal to the Guaranteed Annual Withdrawal Percentage multiplied by the initial Guaranteed Minimum Withdrawal Benefit Base. The current Return of Benefit Base Withdrawal Percentage is 7.0%.

If you take withdrawals less than or equal to the 7.0% Guaranteed Annual Withdrawal Amount during any Contract Year, the Guaranteed Minimum Withdrawal Benefit Base will be reduced by the dollar amount of the withdrawals until the Guaranteed Minimum Withdrawal Benefit Base is reduced to zero. Once the 7.0% Guaranteed Annual Withdrawal Amount has been withdrawn in any Contract Year, any extra Return of Benefit Base Withdrawals (the full amount or a portion of a withdrawal that exceeds the remaining Guaranteed Annual Withdrawal Amount within any Contract Year) reduce the Benefit Base in a proportional manner until it is reduced to zero. The proportional reduction is applied to the Guaranteed Minimum Withdrawal Benefit Base and is determined by multiplying (i) and (ii) where:

i)	is the Guaranteed Minimum Withdrawal Benefit Base just before the Excess Return of Benefit Base Withdrawal; and

ii)	is the ratio of the Excess Return of Benefit Base Withdrawal to the Contract Value just prior to the Excess Return of Benefit Base Withdrawal.

Example #2: Assume that the Guaranteed Annual Withdrawal Amount is $7,000 and there is a single $7,500 withdrawal during a Contract Year. Suppose that the Contract Value and Guaranteed Minimum Withdrawal Base just prior to the $500 Excess Withdrawal are $110,000 and $100,000 respectively. The Guaranteed Minimum Withdrawal Base will be reduced by the following amount:

Guaranteed Minimum Withdrawal Base x (Excess Withdrawal/Contract Value) = $100,000 x ($500/$110,000) = $454.50

If the Contract Value just before the $500 Excess Withdrawal was $90,000, the reduction to the Guaranteed Minimum Withdrawal Base would be as follows:

Guaranteed Minimum Withdrawal Base x (Excess Withdrawal/Contract Value) = $100,000 x ($500/$90,000) = $555.50

Automatic Annual Step-Up — On each contract anniversary following the first withdrawal, if the Contract Value is greater than the Guaranteed Minimum Withdrawal Benefit Base, then the Guaranteed Minimum Withdrawal Benefit Base will be increased automatically to the Contract Value. If, as a result of a step-up, the new Benefit Base multiplied by the Guaranteed Annual Withdrawal Percentage is higher than the previous Guaranteed Annual Withdrawal Amount, then the annual withdrawal amount will be increased.

Additional Purchase Payments — If you make additional Purchase Payments after the date of first withdrawal, they will increase the Guaranteed Minimum Withdrawal Benefit Base and the Guaranteed Annual Withdrawal Amount as long as the Contract Value is positive. The Guaranteed Minimum Withdrawal Benefit Base will be increased by the amount of each additional Purchase Payment. The increase to the Guaranteed Annual Withdrawal Benefit will be equal to the Guaranteed Annual Withdrawal Percentage multiplied by each additional Purchase Payment.

Lifetime Benefit Base Withdrawal Option:

The Lifetime Withdrawal Option guarantees that each Contract Year you can take withdrawals up to the Guaranteed Annual Lifetime Withdrawal Amount which is initially equal to the Guaranteed Annual Lifetime Withdrawal Percentage multiplied by the initial Lifetime Withdrawal Benefit Base. The current Guaranteed Annual Lifetime Withdrawal Percentage is 5.0% (4.0% for contracts issued on or after May 4, 2009, but prior to February 1, 2010).

If you take withdrawals less than or equal to the 5.0% (4.0% for contracts issued on or after May 4, 2009, but prior to February 1, 2010) Guaranteed Annual Lifetime Withdrawal Amount during any Contract Year, the Lifetime Withdrawal Benefit Base will not be adjusted;

If you take withdrawals greater than the 5.0% (4.0 % for contracts issued on or after May 4, 2009, but prior to February 1, 2010) Guaranteed Annual Lifetime Withdrawal Amount during any Contract Year, the Lifetime Withdrawal Benefit Base will be reduced by the Excess Withdrawal Amount in a proportional manner. The proportional reduction is applied to the Lifetime Withdrawal Benefit Base and is determined by multiplying (a) and (b) where:

(a)	is the Lifetime Withdrawal Benefit Base just before the Excess Lifetime Withdrawal; and

(b)	is the ratio of the Excess Lifetime Withdrawal to the Contract Value just before the Excess Lifetime Withdrawal

This adjustment to your Lifetime Withdrawal Benefit Base will also result in a reduction to the Guaranteed Annual Lifetime Withdrawal Amount.

Automatic Annual Step-Up — On each contract anniversary following the first withdrawal, if the Contract Value is greater than the Lifetime Withdrawal Benefit Base, then the Lifetime Withdrawal Benefit Base will be increased automatically to the Contract Value. As a result of the Step-Up, the Guaranteed Annual Lifetime Withdrawal Amount steps up to an amount equal to the Contract Value, multiplied by the Guaranteed Annual Lifetime Withdrawal Percentage.

Additional Purchase Payments — If you make additional Purchase Payments after the date of first withdrawal, they will increase the Lifetime Withdrawal Benefit Base and the Guaranteed Annual Lifetime Withdrawal Amount as long as the Contract Value is positive. The Lifetime Withdrawal Benefit Base will be increased by the amount of each additional Purchase Payment. The increase to the Guaranteed Annual Lifetime Withdrawal Benefit will be equal to the Guaranteed Annual Lifetime Withdrawal Percentage multiplied by each additional Purchase Payment.

What happens to withdrawal benefits if the Contract Value is Reduced to Zero?

If the Contract Value is reduced to zero and any benefits are due under either of the two withdrawal options, no additional Purchase Payments will be accepted and the remaining minimum withdrawals will be made as follows:

(1)

If Age Actual at first withdrawal is less than 59 1/2 — If the Age Actual of the Annuitant or the younger of the Annuitant or Joint Annuitant, if applicable, at first withdrawal is less than 59 1/2, you will only receive the Guaranteed Annual Withdrawal Amount under the Return of Benefit Base Withdrawal Option. You will receive the remaining Guaranteed Annual Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, you will receive the Guaranteed Annual Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero.

(2)

If Age Actual at first withdrawal is equal to or greater than 59 1/2 — If the Age Actual of the Annuitant or the younger of the Annuitant or Joint Annuitant, if applicable, at first withdrawal is equal to or greater than 59 1/2, you can receive the remaining Guaranteed Minimum Withdrawal Benefit Payment under either of the withdrawal options:

If you choose the Return of Benefit Base Withdrawal Option, you will receive the remaining Guaranteed Annual Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, you will receive the Guaranteed Annual Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero.

If you choose the Lifetime Withdrawal Option, you will receive the remaining Guaranteed Annual Lifetime Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, we will pay the Guaranteed Annual Lifetime Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero.

If you do not specify a withdrawal option, the default option is the Lifetime Withdrawal Option.

What if the Contract Value is reduced to zero due to Excess Withdrawals?

If the Contract Value is reduced to zero in a Contract Year where:

The Guaranteed Annual Lifetime Withdrawal Amount is reduced to zero due to the impact of Excess Lifetime Withdrawals, and

The Guaranteed Minimum Withdrawal Benefit Base is positive, you will receive the remaining minimum withdrawals under the Return of Benefit Base Withdrawal Option only. In the Contract Year in which the Contract Value is reduced to zero, we will pay the Guaranteed Annual Withdrawal Amount not yet withdrawn. In subsequent Contract Years, we will pay the Guaranteed Annual Withdrawal Amount, in effect as of the date that the Contract Value was reduced to zero, or any remaining Guaranteed Minimum Withdrawal Benefit Base, if less.

Remaining minimum withdrawal payments are made on an annual basis in a Contract Year. If the total remaining minimum withdrawals due each Contract Year are less than $100, the remaining payments will be commuted and a lump sum will be paid.

If the remaining minimum withdrawals are based on the Guaranteed Annual Lifetime Withdrawal Amount, such payments will be commuted using the greater of the then currently available single premium immediate annuity factors or the then currently available annuity factors for a single life annuity under the Contract. If the remaining minimum withdrawals are based on the Guaranteed Annual Withdrawal Amount, the remaining Guaranteed Minimum Withdrawal Benefit Base will be paid.

Effect of Required Minimum Distributions on Guaranteed Minimum Withdrawal Benefit — If you have elected required minimum distribution (RMD) withdrawals and your Contract was in effect through at least one calendar year-end, you will automatically receive the Contract Year’s RMD requirement according to the IRS Code. If the RMD withdrawal is in excess of the Guaranteed Withdrawal Amount, the impact of the RMD withdrawal on the Guaranteed Minimum Withdrawal Benefit Base will be as follows:

Return of Benefit Base Withdrawal Option: The RMD withdrawal will reduce the Guaranteed Minimum Withdrawal Base by the dollar amount of the withdrawal.

Lifetime Withdrawal Option: The RMD withdrawal will not reduce the Lifetime Withdrawal Benefit Base

This treatment of the excess of the RMD withdrawal over the Guaranteed Withdrawal Amount will apply only in relation to the required minimum distribution based on the value of the Contract, including the actuarial present value of any optional death benefit or living benefit riders elected.

Benefit Available on Annuity Date — If the Annuity Date occurs while the rider is in effect, upon your request, you may elect one of the following options:

(a)	Default Annuity Option: Apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract;

(b)	Lifetime Withdrawal Option: Request that as of the annuity payment commencement date, annuity payments are made each year equal to the Guaranteed Annual Lifetime Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the Annuitant and Joint Annuitant for Joint Life Guarantees;

(c)

Return of Benefit Base Withdrawal Option: Request that as of the annuity payment commencement date, the remaining Guaranteed Minimum Withdrawal Benefit Base is paid out in the form of annuity payments. Each year these annuity payments will equal the lesser of the Guaranteed Annual Withdrawal Amount or the remaining Guaranteed Minimum

Withdrawal Benefit Base. These annuity payments will be made until the earlier of the death of the Annuitant for Single Life Guarantees, or the death of the survivor of the Annuitant and Joint Annuitant for Joint Life Guarantees or the date that the Guaranteed Minimum Withdrawal Benefit Base is reduced to zero.

Our Administrative Office must receive a written notice at least 30 days prior to the current Annuity Date. If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

Single and Joint Life Guarantees

The Growth & Income Advantage Benefit rider can be purchased on a single or a joint life basis. Under a Single Life Guarantee, the Guaranteed Annual Withdrawal Amounts are guaranteed over the lifetime of the Annuitant under the Lifetime Withdrawal Option, or until the Guaranteed Minimum Withdrawal Benefit Base is depleted under the Return of Benefit Option. (Note that the Lifetime Withdrawal Option is not applicable if withdrawals begin before Actual Age 59  1/2. See “What are the two withdrawal options that I can choose with this rider?” subsection of the “Growth & Income Advantage Benefit Rider” section).

Under a Joint Life Guarantee, the Guaranteed Annual Lifetime Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant under the Lifetime Withdrawal Option, or until the Guaranteed Minimum Withdrawal Benefit Base is depleted under the Return of Benefit Option. (Note that the Lifetime Withdrawal Option is not available if withdrawals begin prior to the younger Annuitant or Joint Annuitant attaining age 59  1/2. See “What are the two withdrawal options that I can choose with this rider?” subsection of the “Growth & Income Advantage Benefit Rider” section). You must specify the Joint Annuitant on your application. The Joint Annuitant must be the spouse of the Annuitant on the rider effective date. The Joint Annuitant also must always be the Contract Owner’s primary beneficiary.

Can I convert a Single Life Guarantee to a Joint Life Guarantee and vice-versa?

You cannot convert a Single Life Guarantee to a Joint Life Guarantee.

If you have a Joint Life Guarantee, and have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee and pay the Rider Charge for a Single Life Guarantee going forward.

Can I change the Annuitant or Joint Annuitant?

You cannot change the primary Annuitant. However, you may change the Joint Annuitant under the following conditions:

•	If no withdrawals have been taken, the Joint Annuitant can be changed to the Annuitant’s current spouse.

•	If withdrawals have been taken, the Joint Annuitant cannot be changed.

•

If withdrawals have been taken, the Joint Annuitant can be removed from the Contract, but the charge for the rider would remain at the Joint Life Guarantee charge, and the Withdrawal Percentage would not change and the payout is based on the single annuitant’s lifetime.

•	If no withdrawals have been taken, the guarantee and the associated Rider Charge convert to a Single Life Guarantee based on the Annuitant’s lifetime.

Death Benefit Enhancement

The Growth & Income Advantage Benefit rider has a Death Benefit that is payable prior to the Annuity Date upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant. This Death Benefit Enhancement is paid only if the Death Benefit Enhancement Benefit Base, described below, is greater than the Standard Death Benefit provided by the Contract. This amount cannot be less than zero or greater than $1,000,000. There is no additional charge for the Death Benefit Enhancement payable under the rider. This Death Benefit Enhancement is paid upon receipt of due proof of Annuitant death or the last death of the Annuitant and Joint Annuitant and the necessary forms to make payment to a beneficiary.

Death Benefit Enhancement Benefit Base

The value of the Death Benefit Enhancement Benefit Base depends upon when you make your first withdrawal.

The Death Benefit Enhancement Benefit Base equals:

1.	On the Contract Date:

The Initial Purchase Payment received plus any Purchase Payment Enhancement, if applicable;

2.	After the Contract Date, but prior to the first withdrawal:

Equal to the greater of (a) or (b) below, where:

(a)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment; and any Purchase Payment Enhancements as applicable

(2)	is each additional Purchase Payment received after the Contract Date; and

(b)	is the highest Contract Value on any Contract Anniversary Date before the date of first withdrawal until the Annuitant’s attainment of age 80, or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

3.	On the date of first withdrawal after the Contract Date:

Equal to the greatest of (a), (b) or (c) below, where:

(a)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment; and any Purchase Payment Enhancements as applicable

(2)	is each additional Purchase Payment received after the Contract Date; and

(b)	is the highest Contract Value on any Contract Anniversary Date before the date of first withdrawal until the Annuitant’s attainment of age 80, or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

(c)	is the Contract Value immediately prior to the first withdrawal.

4.	After the date of first withdrawal:

If and only if there is a step-up of the Withdrawal Benefit Base, the Death Benefit Enhancement Base automatically increases to 100% of the Contract Value until the Annuitant’s attainment of age 80 for Single Life Guarantees, or Age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees. The Death Benefit Enhancement Base cannot step-up independently of the Withdrawal Benefit Base.

What are the effects of withdrawals on the Death Benefit Enhancement Benefit Base?

If you withdraw less than or equal to the Guaranteed Withdrawal Amount in effect at the time of request during each Contract Year, the Death Benefit Enhancement Benefit Base is reduced by the dollar amount of the withdrawal. This is the case even when RMD withdrawals exceed the Guaranteed Withdrawal Amount.

If you withdraw greater than the Guaranteed Withdrawal Amount in effect at the time of request during each Contract Year, then the amount that is in excess of the Guaranteed Withdrawal Amount is an Excess Withdrawal. Excess Withdrawals reduce the Death Benefit Enhancement Benefit Base. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b), where:

(a)	is the Death Benefit Enhancement Benefit Base immediately prior to the Excess Withdrawal; and

(b)	is the Contract Value just before the withdrawal of the Excess Withdrawal.

What are the effects of additional Purchase Payments on the Death Benefit Enhancement Benefit Base?

If you make any Purchase Payments after the date of the first withdrawal, the Death Benefit Enhancement Benefit Base will be increased on a dollar-for-dollar basis.

Impact of Annuitant’s Death

Single Life Guarantees

Upon the death of the Annuitant, the Company will pay the beneficiary the Standard Death Benefit under the Contract and the Death Benefit Enhancement, if any, and the rider is terminated. However, an eligible Spousal Beneficiary can continue the Contract but not the Growth & Income Advantage Benefit rider.

Joint Life Guarantees

Upon the death of the Annuitant, an eligible spousal beneficiary who is also the primary beneficiary can become the Successor Owner of the Contract and continue the Contract and the Growth & Income Advantage Benefit rider upon Annuitant’s death. If you have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee based on the Joint Annuitant’s lifetime and pay the Rider Charge for a Single Life Guarantee going forward.

If withdrawals have been taken, the guarantee and the Rider Charge do not change and the annuitant cannot name a new spouse.

The spousal beneficiary also has the option of surrendering the Contract and receiving a Death Benefit equal to the Contract Value as of the date of the Annuitant’s death, and the Contract and rider will terminate.

If the Joint Annuitant is not alive on the date of death of the Annuitant, the Death Benefit is payable to a beneficiary and the rider is terminated.

Note that the Joint Life Guarantee option acts like a second to die policy. Therefore, the contract with the Joint Life Guarantee option is set up with one owner and two annuitants. Upon the death of the first annuitant, the second annuitant becomes the successor owner. The contract then stays in force, and the living benefit features continue until the death of the second annuitant. Also note that the successor owner has no contractual rights while the owner is alive and steps into ownership upon the death of the owner. In addition, it is important to name a contingent beneficiary in addition to your primary beneficiary.

Impact of Joint Annuitant’s Death for Joint Life Guarantees. If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company, to convert the guarantee, and the associated Rider Charge, to a Single Life Guarantee based on the Annuitant’s lifetime. If the Annuitant does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee and the Rider Charge do not change and the Annuitant cannot name a new spouse as Joint Annuitant.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Standard Death Benefit plus any Death Benefit Enhancement, if applicable, is payable to a beneficiary and the rider is terminated.

Can I cancel the Growth & Income Advantage Benefit Rider?

You may cancel the Growth & Income Advantage Benefit rider on or after the fifth contract anniversary effective on the contract anniversary immediately following receipt by the Company of a written cancellation request by the Contract Owner.

When will the Growth & Income Advantage Benefit Rider terminate?

This rider will terminate upon the earliest of:

(a)	cancellation of the Growth & Income Advantage Benefit Rider;

(b)	if the Contract Value equals zero and there is no Guaranteed Annual Withdrawal Amount due in future years, no Guaranteed Annual Lifetime Withdrawal Amount due in future years, or no remaining Guaranteed Minimum Withdrawal Benefit Base;

(c)	upon full surrender of the Contract;

(d)	on the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees;

(e)	on the date of death of the Annuitant for Joint Life Guarantee if the Joint Annuitant receives the death benefit equal to Contract Value; or

(f)	upon annuitization.

All charges for this rider will cease upon Contract termination.

Purchasing Power Protector Benefit Rider — This version of the Purchasing Power Protector rider applies to policies who elected this rider on or after the date of availability in the State of issue (refer to Appendix B).

For those policies who elected this rider prior to the date of availability in the State of issue, the older version of this rider (refer to Appendix C) will apply.

This rider is not available with new Contracts. If you purchased your Contract prior to February 7, 2011, you may have purchased a Purchasing Power Protector Benefit rider which includes the following enhancements to your Contract:

1)	Purchasing Power Protector Benefit — The Purchasing Power Protector Benefit permits the Annuitant or Joint Annuitants, if applicable, to receive annual minimum payments adjusted for inflation regardless of the Contract Value during the Annuitant’s lifetime or Joint Annuitant’s lifetime (in case of a Joint Life Guarantee).

2)	Death Benefit Enhancement — The Company will pay to a beneficiary upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant a death benefit enhancement in addition to the death benefit provided in your Contract.

How do I elect the Purchasing Power Protector Benefit Rider?

For an additional charge, you may purchase the Purchasing Power Protector Benefit rider at the time of purchase of your Contract. The Rider Effective Date is the Contract Date. This rider may not be added after you purchase your Contract and may not be selected if you intend to purchase any of the other available Living Benefit or Death Benefit Riders. This rider can be purchased on a single or a joint life basis. The joint life basis permits Joint Annuitants, but does not allow joint ownership of the contract. You may elect the rider only if the Annuitant (if a Single Life Guarantee) or the younger of the Annuitant and the Joint Annuitant (if a Joint Life Guarantee) is at least 35 years old and is not older than 80 on the Contract Date. (Issue age is determined by age nearest birthday.)

Important information to note about the Purchasing Power Protector Benefit Rider:

–	At the present time, there are no investment allocation restrictions required for this rider. However, the Company reserves the right to impose certain investment allocation restrictions in the future. If the Company requires an asset allocation program in the future, the restrictions may apply to in-force and/or new contracts, upon the Company’s discretion.

–	The Contract Rider Charges are non-refundable, whether or not you have taken withdrawals while the rider is in effect.

–	All withdrawals, including the withdrawals made while the rider is in effect, reduce your Contract Value and death benefit.

–	Once you elect this rider, any withdrawal will be subject to the terms of the rider. This includes the free-withdrawal amount.

–	If the Withdrawal Amount is greater than the free withdrawal amount, we will apply contingent deferred sales charges (See “Contingent Deferred Sales Charge” section of the prospectus for details) and any other applicable charges.

–	The rider may not be added after you purchase your Contract or in combination with any other riders.

–	If the Age Actual of the Annuitant or younger of the Annuitant or Joint Annuitant, if applicable at first withdrawal is less than 59 1/2, no inflation adjustment will be made.

–	The Enhanced Death Benefit available as part of the Purchasing Power Protector Benefit rider is different from the optional Death Benefit riders offered.

What is the Guaranteed Annual Lifetime Withdrawal Amount?

If this rider is purchased, the Company guarantees that the Annuitant or Joint Annuitants, if applicable, can withdraw an amount annually as long as the Annuitant or either of the Joint Annuitants, if applicable is alive. The amount which can be withdrawn is called the Guaranteed Annual Lifetime Withdrawal Amount. The Guaranteed Annual Lifetime Withdrawal Amount is determined by multiplying the Lifetime Withdrawal Benefit Base (“Withdrawal Base”) by the Guaranteed Annual Lifetime Withdrawal Percentage. For a Single Life Guarantee, the Withdrawal Percentage is based on the Age Actual of the Annuitant at the time of the first withdrawal. For a Joint Life Guarantee, the Withdrawal Percentage is based on the Age Actual of the younger of the Annuitant or Joint Annuitant at the time of the first withdrawal. The Guaranteed Annual Lifetime Withdrawal Percentage is 4% if the Age Actual at the time of the first withdrawal is less than 64 1/2. The Guaranteed Annual Lifetime Withdrawal Percentage is 5% if the Age Actual at the time of the first withdrawal is greater than or equal to 64 1/2. Any change in the Withdrawal Base will also change the Guaranteed Annual Lifetime Withdrawal Amount.

For policies issued prior to February 1, 2010, the Guaranteed Annual Lifetime Withdrawal Percentage is 5% for all ages.

What if I withdraw less than the Guaranteed Annual Lifetime Withdrawal Amount?

You may take withdrawals equal to or less than the Guaranteed Annual Lifetime Withdrawal Amount during each Contract Year. If you elect to take less than or none of the Guaranteed Annual Lifetime Withdrawal Amount in any given Contract Year, the Guaranteed Annual Lifetime Withdrawal Amount is not increased in subsequent Contract Years for the amount not taken. You cannot carry over any unused Guaranteed Annual Lifetime Withdrawal Amounts to any future Contract Years.

Example #1:  Suppose that the Guaranteed Annual Lifetime Withdrawal Amount is $1,000 and you withdraw $500 during the current Contract Year. The Guaranteed Annual Lifetime Withdrawal Amount will not increase by $500 in the next Contract Year.

If the Guaranteed Annual Lifetime Withdrawal Amount is greater than the free withdrawal amount, we will apply contingent deferred sales charges (See “Contingent Deferred Sales Charge” section of the Prospectus for details) and any other applicable charges.

What if I withdraw more than the Guaranteed Annual Lifetime Withdrawal Amount?

Each Contract Year, you may withdraw more than the Guaranteed Annual Lifetime Withdrawal Amount in effect at the time of the withdrawal request. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Lifetime Withdrawal Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Withdrawal Base by more than your actual Excess Withdrawal amount. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Lifetime Withdrawal Amount.

How is the Withdrawal Base determined?

The Withdrawal Base is used to calculate the Guaranteed Annual Lifetime Withdrawal Amount and determine the rider charge. Please note that if the Withdrawal Base increases, the Guaranteed Annual Lifetime Withdrawal Amount and the rider charge will increase. It is also important to note that the Withdrawal Base does not establish or guarantee a Contract Value, Surrender Value or any kind of death benefit.

The value of the Withdrawal Base depends upon when you take your first withdrawal.

(1)	On the Contract Date:

On the Contract Date, the Withdrawal Base is equal to the Initial Purchase Payment received plus any Purchase Payment Enhancement, if applicable;

(2)	After the Contract Date but prior to the date of first withdrawal:

The Withdrawal Base is equal to the greater of (a) or (b), where:

(a)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment;

(2)	is each Purchase Payment received after the Contract Date; and

(b)	is the highest Contract Value on any Contract Anniversary date before the date of first withdrawal.

(3)	On the date of first withdrawal:

The Withdrawal Base is equal to the greatest of (a) or (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, immediately prior to the first withdrawal;

(b)	is the sum of (1) plus (2), where;

(1)	is the Initial Purchase Payment; and

(2)	is each Purchase Payment received after the Contract Date; and

(c)	is the highest Contract Value on any Contract Anniversary date before the date of first withdrawal.

(4)	After the first withdrawal after the Contract Date:

Inflation Adjustment — The Company credits an automatic inflation adjustment to the Withdrawal Base following the first withdrawal, if the Age Actual of the Annuitant or the younger of the Annuitant and Joint Annuitant, if applicable, is greater than or equal to 59 1/2. The inflation adjustment is only made when it is greater than 0.0% and there is no upper limit to the inflation adjustment. Please note that the Withdrawal Base will NOT be adjusted for inflation, if the Age Actual of the Annuitant or the younger of the Annuitant and Joint Annuitant is less than 59 1/2 at the time of the first withdrawal. This is in effect even after the Annuitant or the younger of the Annuitant and Joint Annuitant has reached Age Actual of 59 1/2.

The inflation adjustment is made on each contract anniversary after the first withdrawal and equals (a) multiplied by (b), where:

(a)	is the current CPI Factor; and

(b)	is the average monthly value of the Withdrawal Base throughout the Contract Year.

CPI Factor — The CPI Factor equals the ratio of (a) to (b), where:

(a)	is the greater of 0 and the difference between (1) and (2), where:

(1)	is the Consumer Price Index for All Urban Consumers (“CPI-U”) released in the previous month; and

(2)	is the CPI-U released twelve months prior to the most recent release; and

(b)	is the CPI-U released twelve months prior to the most recent release.

The CPI-U is published monthly by the United States Department of Labor on a one month lag. If this index is discontinued or a new index series is established on a different basis, the Company may establish a new basis for determining the CPI Factor. The Contract Owner will be given at least 90 days notice prior to any such change.

The CPI Factor applicable to your Contract on your Contract Anniversary, is determined at the beginning of the calendar month that contains your Contract Anniversary. It is determined according to the formula above such that the CPI Factor for a Contract Anniversary that occurs in the month of March will use the CPI-U from the month of January of the current year and the CPI-U from the month of January of the prior year for (1) and (2) under (a) above.

If you take the first withdrawal between contract anniversaries, the Company will calculate the CPI Factor as stated above and apply it to the average monthly Withdrawal Base as defined under Inflation Adjustment. The Inflation Adjustment is then pro-rated for the partial year between the date of the first withdrawal and the following contract anniversary before being added to the Withdrawal Base.

Automatic Annual Step-Up

On each contract anniversary following the first withdrawal, if the Contract Value is greater than the Withdrawal Base, then the Withdrawal Base will automatically be increased to the Contract Value. The Guaranteed Annual Lifetime Withdrawal Amount will increase by the same percentage as the Withdrawal Base.

The Withdrawal Base at any Contract Anniversary following the first withdrawal will be the greater of (1) or (2), where:

(1)	is the average monthly value of the Withdrawal Base throughout the Contract Year multiplied by the CPI Factor; and

(2)	is the withdrawal Base after a step-up, if any, on the contract anniversary.

Any additional purchase payments made after the date of first withdrawal will be added dollar for dollar to the Withdrawal Base

Effect of Withdrawals on the Withdrawal Base

If your total withdrawals in a Contract Year do not exceed the Guaranteed Annual Lifetime Withdrawal Amount, the Withdrawal Base will not be reduced. It remains equal to the Withdrawal Base just prior to the withdrawal. However, if the total withdrawals in a Contract Year exceed the Guaranteed Annual Lifetime Withdrawal Amount, the Withdrawal Base is reduced. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b) where:

(a)	is the Withdrawal Base just prior to the Excess Withdrawal; and

(b)	is the Contract Value just prior to the Excess Withdrawal.

Effect of Required Minimum Distributions (RMD) on Guaranteed Annual Lifetime Withdrawal Amount

If you have elected required minimum distribution (RMD) withdrawals and your contract was in effect through at least one calendar year-end, you will automatically receive the Contract Year’s RMD requirement according to the IRS Code. An RMD withdrawal will not reduce the Withdrawal Base if the required amount exceeds the Guaranteed Annual Lifetime Withdrawal Amount.

This treatment of the excess of the RMD withdrawal over the Guaranteed Withdrawal Amount will apply only in relation to the required minimum distribution based on the value of the Contract, including the actuarial present value of any optional death benefit or living benefit riders elected.

Benefit Available on Annuity Date

If the Annuity date occurs while the rider is in effect, upon your request, you may elect one of the following options:

(a)	apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract;

(b)	request that as of the annuity payment commencement date, annuity payments are made each year equal to the Guaranteed Annual Lifetime Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the Annuitant and Joint Annuitant for Joint Life Guarantees;

Our Administrative Office must receive a written notice at least 30 days prior to the current Annuity date. If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

What if the Contract Value is reduced to zero?

If the Contract Value is reduced to zero and the Withdrawal Base is greater than zero, any Remaining Payments under the Purchasing Power Protector Benefit rider will be made on an annual basis in a Contract Year. In this situation, no additional Purchase Payments will be accepted. The only provisions of the Contract that remain in effect are those that are associated with Remaining Purchasing Power Protector Benefit Payments.

If the Contract Value is reduced to zero in a Contract Year and there is any Guaranteed Annual Lifetime Withdrawal Amount due for that year, the Contract Owner will receive any Remaining Payment, as of the date the Contract Value is reduced to zero.

If the Remaining Payments due each Contract Year are less than $100, the Remaining Payments will be commuted and a lump sum will be paid.

Single and Joint Life Guarantees

The Purchasing Power Protector Benefit can be purchased on a single or a joint life basis. Under a Single Life Guarantee, the Guaranteed Annual Lifetime Withdrawal Amount is guaranteed over the lifetime of the Annuitant. You need not specify a Joint Annuitant in the Contract Specifications at the time of issue of the Single Life Guarantee.

Under a Joint Life Guarantee, the Guaranteed Annual Lifetime Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant. You must specify the Joint Annuitant in the Contract Specifications at the time of issue of the Joint Life Guarantee. The Joint Annuitant must be the spouse of the Annuitant on the rider effective date and the spousal Joint Annuitant must always be the Contract Owner’s primary beneficiary unless the rider is changed to a Single Life Guarantee before withdrawals have begun.

Can I convert a Single Life Guarantee to a Joint Life Guarantee and vice-versa?

You cannot convert a Single Life Guarantee to a Joint Life Guarantee.

If you have a Joint Life Guarantee and have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee and pay the Rider Charge for a Single Life Guarantee. The Joint Annuitant can also be changed to the Annuitant’s current spouse, if no withdrawals have been taken.

If a withdrawal has been taken, the Joint Annuitant cannot be changed. The Joint Annuitant can be removed from the Contract, but the charge for the rider would remain at the Joint Life Guarantee charge.

Death Benefit Enhancement

The Purchasing Power Protector rider has a Death Benefit that is payable prior to the Annuity Date upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant only if the Death Benefit Enhancement Benefit Base is greater than the sum of the Fixed Account death benefit and the Variable Account death benefit payable under the Contract. The amount by which the Enhanced Death Benefit Base exceeds the death benefit provided in your Contract is called the Death Benefit Enhancement. This amount cannot be less than zero or greater than $1,000,000. There is no additional charge for the Death Benefit enhancement payable under the rider. Upon receipt of due proof of Annuitant death or the last death of the Annuitant and Joint Annuitant and the necessary forms to make payment to a beneficiary, the Company will pay the Death Benefit Enhancement in addition to the death benefit provided in your Contract.

Death Benefit Enhancement Benefit Base

The value of the Death Benefit Enhancement Benefit Base depends upon when you make your first withdrawal.

The Death Benefit Enhancement Benefit Base equals:

1.	On the Contract Date

On the Contract Date, the Death Benefit Enhancement Benefit Base is the Initial Purchase Payment received plus any Purchase Payment Enhancement, if applicable;

2.	After the Contract Date but prior to the first withdrawal

The Death Benefit Enhancement Benefit Base is equal to the greater of (a) or (b), where:

(a)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment and any Purchase Payment Enhancement, if applicable and

(2)	is each additional Purchase Payment received after the Contract Date; and

(b)	is the highest Contract Value on any Contract Anniversary Date before the date of first withdrawal until the Annuitant’s attainment of Age 80, or Age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

3.	On the date of first withdrawal after the Contract Date

The Benefit Base is the greatest of (a), (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, immediately prior to the first withdrawal; and

(b)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment and

(2)	is each additional Purchase Payment received after the Contract Date; and

(c)	is the highest Contract Value on any Contract Anniversary Date before the date of first withdrawal until the Annuitant’s attainment of Age 80 for Single Life Guarantees, or Age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

4.	After the date of first withdrawal

If and only if there is a step-up of the Withdrawal Base, the Death Benefit Enhancement Benefit Base automatically increases to 100% of the Contract Anniversary Value until the Annuitant’s attainment of Age 80 for Single Life Guarantees, or Age 80 of the younger of the Annuitant and the Joint Annuitant, if applicable for Joint Life Guarantees. The Death Benefit Enhancement Benefit Base cannot step-up independently of the Withdrawal Base.

Effect of Withdrawals on the Death Benefit Enhancement Benefit Base

If you withdraw less than or equal to the Guaranteed Annual Lifetime Withdrawal Amount in effect at the time of request during each Contract Year, the Death Benefit Enhancement Benefit Base is reduced by the dollar amount of the withdrawal. This is the case even when RMD withdrawals exceed the Guaranteed Annual Lifetime Withdrawal Amount. Note that the Guaranteed Minimum Withdrawal Base is not reduced by the amount of this withdrawal but the Death Benefit Enhancement Benefit Base is.

If you withdraw greater than the Guaranteed Annual Lifetime Withdrawal Amount in effect at the time of request during each Contract Year, then the amount that is in excess of the Guaranteed Annual Lifetime Withdrawal Amount is an Excess Withdrawal. Excess withdrawals reduce the Death Benefit Enhancement Benefit Base. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b), where:

(a)	is the Death Benefit Enhancement Benefit Base immediately prior to the Excess Withdrawal; and

(b)	is the Contract Value immediately prior to the withdrawal of the Excess Withdrawal.

If you make any Purchase Payments after the date of the first withdrawal, the Death Benefit Enhancement Benefit Base will be increased on a dollar-for-dollar basis.

Impact of Annuitant’s Death

1.	Single Life Guarantees

Upon the death of the Annuitant, the Company will pay the beneficiary the Standard Death Benefit under the Contract and the Death Benefit Enhancement, if any and the rider is terminated. An eligible Spousal Beneficiary, however can continue the Contract but not the Purchasing Power Protector Benefit rider.

2.	Joint Life Guarantees

Upon the Annuitant’s death, an eligible spousal beneficiary who is also the primary beneficiary can become the Successor Owner of the Contract and continue the Contract and the Purchasing Power Protector Benefit rider upon Annuitant’s death.

The spousal beneficiary also has the option of surrendering the Contract and receiving a Death Benefit equal to the Contract Value as of the date of the Annuitant’s death.

If you have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee based on the Joint Annuitant’s lifetime and pay the Rider Charge for a Single Life Guarantee going forward.

If withdrawals have been taken, the guarantee and the Rider Charge do not change and the Annuitant cannot name a new spouse.

If the Joint Annuitant is not alive on the date of death of the Annuitant, the Death Benefit is payable to a beneficiary and the rider is terminated.

Impact of Joint Annuitant’s Death for Joint Life Guarantees

If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company, to convert the guarantee, and the associated Rider Charge, to a Single Life Guarantee based on the Annuitant’s lifetime. If the Annuitant does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee and the Rider Charge do not change. and the Annuitant cannot name a new spouse.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Death Benefit is payable to a beneficiary and the rider is terminated.

For information on the cost of this package of enhancements, see “What Charges Do I Pay?” in this prospectus.

Can I cancel the Purchasing Power Protector Benefit Rider?

You may cancel the Purchasing Power Protector Benefit rider on or after the third contract anniversary effective on the contract anniversary immediately following receipt by the Company of a written cancellation request by the Contract Owner.

When will the Purchasing Power Protector Benefit Rider terminate?

This rider will terminate upon the earliest of:

(a)	cancellation of the Purchasing Power Protector Benefit rider;

(b)	the Contract Value equals zero and there is no Guaranteed Annual Lifetime Withdrawal Amount due in future years;

(c)	full surrender of the Contract;

(d)	the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees;

(e)	the date of death of the Annuitant for Joint Life Guarantee if the Joint Annuitant receives the death benefit equal to Contract Value; or

(f)	annuitization.

All charges for this rider will cease upon Contract termination.

Deferment of Payments and Transfers

We reserve the right to defer a withdrawal, a transfer of Contract Value, or annuity payments funded by the Separate Account if: (a) the NYSE is closed (other than customary weekend and holiday closings); (b) trading on the NYSE is restricted; (c) an emergency exists that makes it impractical for us to dispose of securities held in the Separate Account or to determine the value of its assets; or (d) the Securities and Exchange Commission by order so permits for the protection of investors. Conditions described in (b) and (c) will be decided by, or in accordance with rules of, the Commission.

What Charges Do I Pay?

The following discussion explains the Contract charges that you pay. You also pay expenses of the Funds that you select as investment options in the Separate Account. See the prospectuses of the Funds for information on Fund expenses.

Administration Charges.  These charges reimburse us for administering the Contract and the Separate Account.

•

We deduct from your Variable Account Value, an annual contract administration charge that is the lesser of $40 or 2% of your Variable Account Value on the deduction date, the last day of your contract year. This charge will also be deducted if the Variable Account Value is withdrawn or transferred in full on a date other than the deduction date. You will not pay this charge if your Variable Account Value is more than $100,000 on the deduction date. To pay this charge, we cancel Accumulation Units credited to your Contract, pro rata among the Subaccounts in which you invest.

•	We deduct from the net asset value of the Separate Account a daily administration charge that currently is, and will not exceed, an effective annual rate of 0.15%.

For transfers among investment options other than dollar cost averaging and automatic rebalancing, we reserve the right to charge for making the transfer, although we have no present intention of doing so.

Mortality and Expense Risk Charge.  We deduct from the net asset value of the Separate Account a daily mortality and expense risk charge that currently is, and will not exceed, an effective annual rate of 1.20%. This charge compensates us for the mortality-related guarantees we make under the Contract (e.g., the death benefit and the guarantee that the annuity factors will never be decreased even if mortality experience is substantially different than originally assumed), and for the risk that our administration charges will be insufficient to cover administration expenses over the life of the Contracts. The mortality and expense risk charge is paid during both the accumulation and variable annuity payout phases of the Contract.

Contingent Deferred Sales Charge.  This charge pays for our sales expenses. Sales expenses that are not covered by the deferred sales charge are paid from the surplus of the Company, which may include proceeds from the mortality and expense risk charge.

You pay this charge only if you withdraw a purchase payment within seven years of the effective date of payment. We will apply the following schedule of contingent deferred sales charges to all withdrawals of purchase payments (including withdrawals of amounts attributable to the Guaranteed Minimum Withdrawal Benefit), which are not free withdrawals as described in the next subsection.

Year After Purchase Payment In Which Withdrawal is Made	Applicable Charge
First	7%
Second	7%
Third	6%
Fourth	5%
Fifth	4%
Sixth	3%
Seventh	1.5%
Eighth and thereafter	0%

Purchase payments will be treated as withdrawn on a first-in, first-out basis, and will be treated as withdrawn before gains from market appreciation or interest. However, for Contracts sold to certain charitable remainder trusts, any gains will be treated as withdrawn before the withdrawal of purchase payments.

The contingent deferred sales charge and other charges may be reduced on Contracts sold to a trustee, employer or similar party pursuant to a retirement plan or to a group of individuals, if such sales are expected to involve reduced sales or other expenses. The amount of reduction will depend upon such factors as the size of the group, any prior or existing relationship with the purchaser or group, the total amount of purchase payments and other relevant factors that might tend to reduce expenses incurred in connection with such Contracts. The reduction will not unfairly discriminate against any Contract Owner.

Free Withdrawals.  The following withdrawals may be made free of the contingent deferred sales charge.

Seven-Year-Old Purchase Payments.  You may withdraw any purchase payment that was made more than 7 years before the withdrawal without incurring a contingent deferred sales charge.

Annual Withdrawals of 15% of Purchase Payments.  On the last day of the first Contract Year and once each Contract Year thereafter, you may withdraw an amount (the “Free Withdrawal Amount”), without incurring a contingent deferred sales charge, up to 15% of total purchase payments as of the date of the request. You may take a free withdrawal on a single sum basis or systematically, but not both. The Free Withdrawal Amount will be applied to purchase payments on a first-in, first-out basis. With respect to any withdrawal in excess of the free withdrawal limit in a Contract Year, the contingent deferred sales charge schedule set forth above will apply to the remainder of the purchase payments so withdrawn on a first-in, first-out basis. This free withdrawal applies only to the first withdrawal request made in a Contract Year and the amount is not cumulative from year to year.

Cumulative Free Withdrawals.  In lieu of the annual 15% of purchase payment withdrawal right described in the preceding section, you may elect the cumulative free withdrawal rider at the time the Contract is issued. Under this rider, you may elect to withdraw up to 10% of your purchase payments in a Contract Year. To the extent that the Free Withdrawal Amount in a Contract Year is not withdrawn, such Free Withdrawal Amount may be carried forward and taken in a subsequent Contract Year, subject to the limit of 50% of total purchase payments as of the date of withdrawal. The Free Withdrawal Amount will be applied to purchase payments on a first-in, first-out basis. With respect to any withdrawal in excess of the free withdrawal limit in a Contract Year, the contingent deferred sales charge schedule set forth above will apply to the remainder of the purchase payments so withdrawn on a first-in, first-out basis.

Medically Related Withdrawal.  Subject to state law, after the first Contract Year and before the Annuity Date, you may withdraw, without incurring a contingent deferred sales charge, all or part of your Contract Value if certain medically related contingencies occur. This free withdrawal is available if you are (1) first confined in a nursing home or hospital while this Contract is in force and remain confined for at least 90 days in a row, or (2) first diagnosed as having a fatal illness (an illness expected to result in death within 2 years for 80% of diagnosed cases) while this Contract is in force. The precise terms and conditions of this benefit are set forth in the Contract. It is not available if your age at issue is greater than 75. The medically related contingencies that must be met for free withdrawal vary in some states. The maximum amount that may be withdrawn under this free withdrawal provision is $500,000, including amounts withdrawn from other annuity contracts issued by us and our affiliates containing a comparable free withdrawal provision.

Disability Related Withdrawal.  You may withdraw at any time, without incurring a contingent deferred sales charge, part or all of your Contract Value if (1) you (you or the Annuitant for qualified contracts) are then disabled as defined in Section 72(m)(7) of the Internal Revenue Code and as applied under the Social Security Act, and (2) the disability began after the Contract Date, and (3) the disability has continued without interruption for four months.

Required Minimum Distributions.  There is no contingent deferred sales charge imposed upon Required Minimum Distributions under qualified contracts which are required by the Code, even if this amount exceeds the Free Withdrawal Amount. Required Minimum Distributions reduce the Free Withdrawal Amount during the Contract Year. During any given contract year, you are entitled to receive either the Required Minimum Distribution Amount or the entire Free Withdrawal Amount free of Contingent Deferred Sales Charge, not both. Additional withdrawals taken in the same contract year as your RMD payments will be subject to any applicable Contingent Deferred Sales Charge.

Contract Rider Charges.  You may elect to purchase optional contract riders to increase the benefits paid under your Contract. If you purchase any optional contract riders, the charges for which are deducted annually, and make a full surrender of your Contract before the costs for these optional contract riders have been deducted, your Contract Value will be reduced by the accrued costs of the optional contract riders, plus any applicable surrender charge. In addition, upon payment of the Death Benefit associated with the contract, the Death Benefit payable will be reduced by the accrued costs of the optional contract riders.

Guaranteed Minimum Step-Up Death Benefit Rider.  The current charge for the rider is 0.20% of the average annual Variable Account Value. We may, at our discretion, raise the current charge to a maximum rate of 0.25%.

Guaranteed Minimum Rising-Floor Death Benefit Rider.  The current and guaranteed charge for the rider is 0.35% of the average annual Variable Account Value.

Estate Enhancement Death Benefit Rider.  For Annuitants who are 60 years of age or less, the current charge for the rider is 0.15% of the average Variable Account Value and Fixed Account Value. For Annuitants between the age of 61 and 70 years, the current charge is 0.25% and for Annuitants between the age of 71 and 80, the current charge is 0.55%. The guaranteed maximum charge that we may make for this rider for issue ages of 60 years or less, issue ages between 61 and 70, and issue ages between 71 and 80 are 0.20%, 0.30% and 0.60%, respectively.

The accumulated charges for the enhanced guaranteed minimum and for the estate enhancement death benefit riders will be made on each contract anniversary and at any time the Variable Account Value is withdrawn or transferred in full. The charge will be deducted by canceling Accumulation Units credited to your Contract, with the charge allocated pro rata among the Subaccounts comprising the Variable Account Value.

Death Benefit Enhancement Riders.  We will calculate a charge on the first day of each calendar month but only if the Death Benefit Enhancement is greater than zero on that day. The monthly charges will be accumulated during a Contract Year and deducted on the contract anniversary. In addition, we will deduct any uncollected rider charges on the date we pay the death benefit under your Contract, the date you elect to begin taking annuity payments or the date you surrender your Contract.

The charge for any month will be the rate from the tables shown below based on the attained age of the Annuitant as of the prior contract anniversary multiplied by the Death Benefit Enhancement. There is no charge for any month if cumulative prior performance has been positive and there is no Death Benefit Enhancement payable.

We will deduct the charge by canceling Accumulation Units credited to your Contract, with the charge allocated pro rata among the Subaccounts comprising the Variable Account Value. The charge is the same whether you choose the Rising Floor Plus Death Benefit Enhancement Rider or the Step-Up Plus Death Benefit Enhancement Rider.

Attained Age	Monthly Charge per $1,000 of Benefit
Less than 40	$0.208
40-44	0.208
45-49	0.333
50-54	0.458
55-59	0.708
60-64	1.083
65-69	1.667
70-74	2.708
75-79	4.250
80-84	7.083
85-89	11.000
90-94	17.292

Optional Guaranteed Minimum Accumulation Benefit Rider.  The rider charge for this benefit, to be assessed annually, will be a percentage of the monthly Contract Value that is allocated to the variable sub-accounts. Effective May 4, 2009, the current effective annual charge for this agreement is 0.60% and may not be increased beyond the maximum of 1.00%. If a step-up benefit is elected, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing such benefit. We will deduct any accrued, but uncollected rider charges on the date you surrender your Contract or upon your death as of the date of surrender or death. No rider charge will be imposed upon annuitization.

If you elected to participate in this rider prior to May 4, 2009, the current effective annual charge for this agreement remains at 0.50% of the monthly Contract Value and may not be increased beyond the maximum of 1.00%.

Optional Combined Minimum Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit Rider.  The rider charge for this package of enhancements, to be assessed annually, will be a percentage of the monthly average Contract Value that is allocated to the variable sub-accounts and will be deducted from the Contract Value on the next Contract Anniversary. Effective May 4, 2009, the current effective annual charge for this agreement is 0.90% for a Single Life Guarantee and 1.00% for a Joint Life Guarantee, and may not be increased beyond the maximum of 1.00%. If a step-up benefit is elected, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing such benefit. We will deduct any accrued, but uncollected rider charges on the date you surrender your Contract or upon your death as of the date of surrender or death. No rider charge will be imposed upon annuitization.

If you elected to participate in this rider prior to May 4, 2009 but after March 31, 2009, the current effective annual charge for this agreement remains at 0.85%. of monthly average Contract Value for a Single Life Guarantee and 0.95% of monthly average Contract Value for a Joint Life Guarantee and may not be increased beyond the maximum of 1.00%.

If you elected to participate in this rider prior to April 1, 2009, the current effective annual charge for this agreement remains at 0.65% of monthly average Contract Value for a Single Life Guarantee and 0.85% of monthly average Contract Value for a Joint Life Guarantee and may not be increased beyond the maximum of 1.00%.

Growth and Income Advantage Benefit Rider.  On an annual basis the Rider Charge will be a percentage of the monthly average of the Contract Value that is allocated to the variable sub-accounts and will be deducted from the Contract Value. The Rider Charge will be deducted annually on each Contract Anniversary until the Annuity Date. Effective April 1, 2009, the current effective annual charge for the rider is 0.90% of monthly average Contract Value for a Single Life Guarantee and 1.00% of monthly average Contract Value for a Joint Life Guarantee and neither may be increased beyond a maximum of 1.00%.

If an automatic step-up in the Withdrawal Base is scheduled to occur, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing this rider. The Contract Owner can opt out of any future rider charge increases by sending, at least 30 days prior to a contract anniversary, a written request to the Company to do so. No future increases in the current charge for the rider will be made and all future Automatic Annual Step-Ups will be suspended.

The Contract Owner may send a written request to the Company, at least 30 days prior to a subsequent contract anniversary, to reinstate the Automatic Annual Step-Ups of the Withdrawal Base. The reinstatement will be effective on the following contract anniversary. Future current charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time, not to exceed the maximum Rider Charge of 1.00%.

We will deduct any accrued, but uncollected rider charges on the date you surrender your Contract or upon your death as of the date of surrender or death. No rider charge will be imposed upon annuitization.

If you elected to participate in this rider prior to April 1, 2009, the current effective annual charge for this agreement is 0.70%. of monthly average Contract Value for a Single Life Guarantee and 0.90% of monthly average Contract Value for a Joint Life Guarantee and may not be increased beyond the maximum of 1.00%.

Purchasing Power Protector Benefit.  On an annual basis the Rider Charge will be a percentage of the monthly average of the Withdrawal Base and will be deducted from the Contract Value. The Rider Charge will be deducted annually on each Contract Anniversary until the Annuity Date. Effective May 4, 2009, the current effective annual charge for the rider is 1.15% of monthly average Withdrawal Base for a Single Life Guarantee and 1.25% of monthly average Withdrawal Base for a Joint Life Guarantee and neither may be increased beyond a maximum of 1.25%.

If an automatic step-up in the Withdrawal Base is scheduled to occur, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing this rider. The Contract Owner can opt out of any future rider charge increases by sending, at least 30 days prior to a contract anniversary, a written request to the Company to do so. No future increases in the current charge for the rider will be made and all future Automatic Annual Step-Ups will be suspended.

The Contract Owner may send a written request to the Company, at least 30 days prior to a subsequent contract anniversary, to reinstate the Automatic Annual Step-Ups of the Withdrawal Base. The reinstatement will be effective on the following contract anniversary. Future current charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time, not to exceed the Maximum Rider Charge of 1.25%.

We will deduct any accrued, but uncollected rider charges on the date you surrender your Contract or upon your death as of the date of surrender or death. No rider charge will be imposed upon annuitization.

If you elected to participate in this rider prior to May 4, 2009 but after March 31, 2009, the current effective annual charge for this agreement remains at 0.95%. of monthly average Withdrawal Base for a

Single Life Guarantee and 1.05% of monthly average Withdrawal Base for a Joint Life Guarantee and may not be increased beyond the maximum of 1.25%.

If you elected to participate in this rider prior to April 1, 2009, the current effective annual charge for this agreement remains at 0.65%. of monthly average Withdrawal Base for a Single Life Guarantee and 0.85% of monthly average Withdrawal Base for a Joint Life Guarantee and may not be increased beyond the maximum of 1.25%.

Underlying Fund Charges.  The Funds assess fees and charges that you pay indirectly through your investment subaccount. For more information about these fees see EXPENSES in this prospectus and the fee table in a Fund’s prospectus.

Premium Taxes. Some states and municipalities impose premium taxes on purchase payments received by insurance companies. Generally, any premium taxes payable will be deducted upon annuitization, although we reserve the right to deduct such taxes when due in jurisdictions that impose such taxes on purchase payments. Currently, state premium taxes on purchase payments range from 0% to 3 1/2%.

The Company or an affiliate may receive asset-based compensation from the Funds’ advisors or their affiliates for, among other things, customer service and recordkeeping services with respect to those assets. These payments are not charges under your Contract and do not increase the Underlying Fund or Contract charges described in this section or in the fee table.

MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNT

General Information

If you participate in our dollar cost averaging program, you may allocate money to a Six Month or Twelve Month Dollar Cost Averaging Account in our fixed interest account. The interest rate that you earn is set at the time that you invest and will not vary during the period. The rate will never be less than 3%, unless applicable law permits a reduction. If you stop dollar cost averaging while the money is allocated to a Dollar Cost Average Account, your money will be transferred to the Money Market Subaccount.

You may transfer money in the fixed interest account to Subaccounts, subject to the provisions of your Contract. The One Year Fixed Interest Account is not available to Contracts issued on or after August 11, 2003.

FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of some federal income tax considerations. It is based on the law in effect on the date of this prospectus, which may change, and does not address state or local tax laws. For further information, you should consult qualified tax counsel.

You pay no federal income tax on increases in the value of your Contract until money is distributed to you or your Beneficiary as a withdrawal, death benefit or an annuity payment.

Same sex marriages that are recognized as marriages under the law of the jurisdiction in which the marriage occurred are so recognized under federal law and will be afforded the same tax treatment and spousal annuity provisions. However, the IRS currently takes the position that relationships such as civil unions and domestic partnerships that are not recognized as marriages under applicable state (or foreign) law are not recognized as marriages for federal tax purposes. Please consult a tax or legal advisor for details and up-to-date information.

Withdrawals and Death Benefits.  You may pay tax on a withdrawal, and your Beneficiary may pay tax on a death benefit. The taxable portion of these payments generally will be the amount by which the payment exceeds your cost. Thus, you or your Beneficiary generally will have taxable income to the extent that your Contract Value exceeds your purchase payments. Ordinary income tax rates apply. If you designate a Beneficiary who is either your grandchild or is more than 37 1/2 years younger than you, you may be subject to the Generation Skipping Transfer Tax under Section 2601 of the Code.

In the case of a nonqualified Contract and death of an Annuitant who was not the Contract Owner, an election to receive the death benefit in the form of annuity payment must be made within 60 days. If such election is not made, the gain from the Contract will generally be taxed as a lump sum payment, as described in the preceding paragraph.

Annuity Payments.  The taxable portion of an annuity payment generally is determined by a formula that establishes the ratio of the cost basis of the Contract (as adjusted for any refund feature) to the expected return under the Contract. The taxable portion, which is the amount of the annuity payment in excess of the cost basis, is taxed at ordinary income tax rates.

Subject to certain exceptions, a Contract must be held by or on behalf of a natural person in order to be treated as an annuity contract under federal income tax law and to be accorded the tax treatment described in the preceding paragraphs. If a Contract is not treated as an annuity contract for federal income tax purposes, the income on the Contract is treated as ordinary income received or accrued by the Contract Owner during the taxable year.

If your nonqualified Contract contains a Guaranteed Minimum Withdrawal Benefit Rider, certain rules may apply. It is not clear whether guaranteed minimum withdrawal benefit payments made during the settlement or income (payout) phase may be taxed as either withdrawals or annuities. In view of this uncertainty, we intend to adopt a conservative approach and treat guaranteed minimum withdrawal payments during the settlement phase under nonqualified Contracts as withdrawals. Consult a tax advisor before purchasing a Guaranteed Minimum Withdrawal Benefit Rider or option.

Early Withdrawals.  An additional income tax of 10% (or 25% under certain circumstances) may be imposed on the taxable portion of an early withdrawal or distribution unless one of several exceptions apply. Generally, there will be no additional income tax on:

•

early withdrawals that are part of a series of substantially equal periodic payments (not less frequently than annually) made for life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and a Beneficiary;

•	withdrawals made on or after age 59 1/2;

•	distributions made after death; or

•	withdrawals attributable to total and permanent disability.

Transfers.  You may pay tax if you transfer your Contract to someone else. If the transfer is for less than adequate consideration, the taxable portion would be the Contract Value at the time of transfer over the investment in the Contract at such time. This rule does not apply to transfers between spouses or to transfers incident to a divorce.

Separate Account Diversification.   Section 817(h) of the Code provides that the investments of a separate account (underlying a variable annuity contract which is not purchased under a qualified retirement plan or certain other types of plans or the investments of a mutual fund, the shares of which are owned by the variable annuity separate account) must be “adequately diversified” in order for the Contract to be treated as an annuity contract for tax purposes. The Treasury Department has issued regulations prescribing such diversification requirements. The Separate Account, through each of the available funds of the Penn Series Funds, Inc. intends to comply with those requirements. The requirements are briefly discussed in the accompanying prospectuses for the underlying funds.

The Treasury Department has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If a variable contract owner is treated as owner of separate account assets, income and gain from the assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular Subaccounts without being treated as owners of the underlying shares. No such regulations have been issued to date. The Internal Revenue Service has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among 20 subaccounts and make not more than one transfer per month without charge did not result in the owner of a contract being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under your Contact are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that contract owners were not owners of the subaccount assets. Although we do not believe this to be the case, these differences could result in Contact owners being treated as the owners of the assets of the Subaccounts under the Contract. We, therefore, reserve the right to modify the Contact as necessary to attempt to prevent the owners of the Contact from being considered the owners of a pro rata share of the assets of the Subaccounts under the Contact. It is possible that when regulations or additional rulings are issued, the Contracts may need to be modified to comply with them.

Qualified Plans.  The Contracts may be used in connection with certain retirement plans that qualify for special tax treatment under the Code. The plans include rollover individual retirement annuities qualified under Section 408(b) of the Code (referred to as IRAs) and certain tax deferred annuities qualified under Section 403(b) of the Code. Qualified Contracts have special provisions in order to be treated as qualified under the Code.

For some types of qualified retirement plans, there may be no cost basis in the Contract. In this case, the total payments received may be taxable. Before purchasing a contract under a qualified retirement plan, the tax law provisions applicable to the particular plan should be considered.

Distribution must generally commence from individual retirement annuities and from Contracts qualified under Section 403(b) no later than the April 1 following the calendar year in which the Contract Owner attains age 70 1/2. Failure to make such required minimum distributions may result in a 50% tax on the amount of the required distribution.

If your qualified Contract contains a Guaranteed Minimum Withdrawal Benefit Rider, certain rules may apply. If you elect a guaranteed minimum withdrawal benefit and your minimum required distribution amount exceeds your guaranteed withdrawal amount, you will have to withdraw more than the guaranteed withdrawal amount to avoid imposition of a 50% excise tax. It is not clear whether guaranteed minimum withdrawal benefit payments made during the settlement phase will be taxed as withdrawals or as annuity payments. In view of this uncertainty, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the Contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the Guaranteed Minimum Withdrawal Benefit Rider itself.

Generally, under a nonqualified annuity or rollover individual retirement annuity qualified under Section 408(b), unless the Contract Owner elects to the contrary, any amounts that are received under the Contract that the Company believes are includable in gross income for tax purposes will be subject to mandatory withholding to meet federal income tax obligations. The same treatment will apply to distributions from a Section 403(b) annuity that are payable as an annuity for the life or life expectancy of one or more individuals, or for a period of at least 10 years, or are required minimum distributions. Other distributions from a qualified plan or a Section 403(b) annuity are subject to mandatory withholding, unless an election is made to receive the distribution as a direct rollover to another eligible retirement plan.

This general summary of federal income tax does not address every issue that may affect you. You should consult qualified tax counsel.

DISTRIBUTION ARRANGEMENTS

Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, Inc. (“HTK”) to act as principal underwriter for the distribution and sale of the Contracts. HTK is a wholly owned subsidiary of Penn Mutual and is located at 600 Dresher Road, Suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the Contracts through its sales representatives. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Contracts through their sales representatives. HTK is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Penn Mutual enters into selling agreements with HTK and other broker-dealers whose registered representatives are authorized by state insurance and securities departments to solicit applications for the Contracts. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two. Premium-based commissions on purchase payments made under the Contract will not exceed 7%.

In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Such additional compensation may give Penn Mutual greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Penn Mutual a “preferred” status at the recipient broker-dealer (along with other product vendors that provide similar support) and offer some other marketing benefit such as web site placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the contracts.

Finally, within certain limits imposed by FINRA, registered representatives who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK registered representatives are also agents of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Contract rather than other investment options.

Individual registered representatives typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Contract, depending on the agreement between the registered representative and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will be compensated for the transaction.

APPENDIX A

This Appendix contains tables that show Accumulation Unit values and the number of Accumulation Units outstanding for each of the Subaccounts of the Separate Account. The financial data included in the tables should be read in conjunction with the financial statements and the related notes that are included in the Statement of Additional Information.

PENN SERIES MONEY MARKET FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$11.363	$11.517	$11.673	$11.830	$11.989
Accumulation Unit Value, end of period	$11.212	$11.363	$11.517	$11.673	$11.830
Number of Accumulation Units outstanding, end of period	693,355	863,890	1,009,380	1,148,708	1,374,672

	Year Ended December 31,
	2009	2008	2007	2006	2005
Accumulation Unit Value, beginning of period	$12.099	$11.945	$11.535	$11.173	$11.014
Accumulation Unit Value, end of period	$11.989	$12.099	$11.945	$11.535	$11.173
Number of Accumulation Units outstanding, end of period	1,612,865	2,494,433	911,161	598,010	615,380

PENN SERIES LIMITED MATURITY BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$13.650	$13.848	$13.951	$13.831	$13.516
Accumulation Unit Value, end of period	$13.491	$13.650	$13.848	$13.951	$13.831
Number of Accumulation Units outstanding, end of period	1,116,074	1,115,830	1,184,383	1,103,315	1,125,647

	Year Ended December 31,
	2009	2008	2007	2006	2005
Accumulation Unit Value, beginning of period	$13.446	$12.976	$12.501	$12.125	$12.032
Accumulation Unit Value, end of period	$13.516	$13.446	$12.976	$12.501	$12.125
Number of Accumulation Units outstanding, end of period	1,014,544	829,843	721,636	658,279	568,532

PENN SERIES QUALITY BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$17.433	$18.211	$17.883	$16.460	$15.730
Accumulation Unit Value, end of period	$18.077	$17.433	$18.211	$17.883	$16.460
Number of Accumulation Units, outstanding, end of period	1,861,746	2,152,372	2,753,718	2,661,404	2,485,713

	Year Ended December 31,
	2009	2008	2007	2006	2005
Accumulation Unit Value, beginning of period	$15.040	$14.505	$13.827	$13.315	$13.166
Accumulation Unit Value, end of period	$15.730	$15.040	$14.505	$13.827	$13.315
Number of Accumulation Units, outstanding, end of period	2,135,860	1,707,904	1,819,206	1,797,370	1,654,042

PENN SERIES HIGH YIELD BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$23.456	$22.032	$19.493	$19.168	$17.017
Accumulation Unit Value, end of period	$23.570	$23.456	$22.032	$19.493	$19.168
Number of Accumulation Units outstanding, end of period	689,858	771,199	850,495	692,271	650,051

	Year Ended December 31,
	2009	2008	2007	2006	2005
Accumulation Unit Value, beginning of period	$11.778	$15.704	$15.370	$14.167	$13.926
Accumulation Unit Value, end of period	$17.017	$11.778	$15.704	$15.370	$14.167
Number of Accumulation Units outstanding, end of period	646,922	539,903	683,584	743,466	732,488

PENN SERIES FLEXIBLY MANAGED FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$37.589	$31.156	$27.526	$27.078	$24.091
Accumulation Unit Value, end of period	$41.581	$37.589	$31.156	$27.526	$27.078
Number of Accumulation Units outstanding, end of period	6,031,437	6,620,246	6,977,339	6,912,752	6,744,920

	Year Ended December 31,
	2009	2008	2007	2006	2005
Accumulation Unit Value, beginning of period	$18.370	$25.802	$25.035	$21.994	$20.671
Accumulation Unit Value, end of period	$24.091	$18.370	$28.802	$25.035	$21.994
Number of Accumulation Units outstanding, end of period	6,086,670	5,801,262	6,423,427	6,465,368	5,730,996

PENN SERIES BALANCED FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$14.245	$12.368	$11.342	$10.891	$9.883
Accumulation Unit Value, end of period	$15.411	$14.245	$12.368	$11.342	$10.891
Number of Accumulation Units outstanding, end of period	539,843	567,987	605,672	610,741	691,927

	Year Ended December 31,
	2009	2008(a)
Accumulation Unit Value, beginning of period	$8.485	$10.000
Accumulation Unit Value, end of period	$9.883	$8.485
Number of Accumulation Units outstanding, end of period	$709,465	824,800

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES LARGE GROWTH STOCK FUND SUBACCOUNT(a)

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$10.247	$7.466	$6.373	$6.561	$5.694
Accumulation Unit Value, end of period	$10.955	$10.247	$7.466	$6.373	$6.561
Number of Accumulation Units outstanding, end of period	1,793,941	1,992,668	2,159,894	2,133,397	2,126,775

	Year Ended December 31,
	2009	2008	2007	2006	2005
Accumulation Unit Value, beginning of period	$4.038	$7.041	$6.538	$5.864	$5.600
Accumulation Unit Value, end of period	$5.694	$4.038	$7.041	$6.538	$5.864
Number of Accumulation Units outstanding, end of period	1,903,938	1,822,292	1,855,193	1,557,060	1,334,244

(a)	Penn Series Growth Stock Fund Subaccount prior to September 25, 2008.

PENN SERIES LARGE CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$11.886	$9.788	$8.998	$9.782	$8.818
Accumulation Unit Value, end of period	$13.051	$11.886	$9.788	$8.998	$9.782
Number of Accumulation Units outstanding, end of period	238,684	254,875	277,617	303,533	377,766

	Year Ended December 31,
	2009	2008	2007	2006	2005
Accumulation Unit Value, beginning of period	$6.498	$11.726	$11.351	$11.095	$11.112
Accumulation Unit Value, end of period	$8.818	$6.498	$11.726	$11.351	$11.095
Number of Accumulation Units outstanding, end of period	388,556	401,520	449,287	466,115	398,878

PENN SERIES LARGE CORE GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$13.881	$10.203	$8.904	$9.501	$8.211
Accumulation Unit Value, end of period	$14.754	$13.881	$10.203	$8.904	$9.501
Number of Accumulation Units outstanding, end of period	559,414	604,720	689,302	803,202	907,243

	Year Ended December 31,
	2009	2008(a)
Accumulation Unit Value, beginning of period	$6.125	$10.000
Accumulation Unit Value, end of period	$8.211	$6.125
Number of Accumulation Units outstanding, end of period	1,011,038	1,124,528

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES LARGE CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$16.968	$12.912	$11.558	$12.257	$10.817
Accumulation Unit Value, end of period	$18.635	$16.968	$12.912	$11.558	$12.257
Number of Accumulation Units outstanding, end of period	761,252	844,178	898,902	950,999	1,013,481

	Year Ended December 31,
	2009	2008	2007	2006	2005
Accumulation Unit Value, beginning of period	$8.206	$15.019	$14.677	$12.578	$12.377
Accumulation Unit Value, end of period	$10.817	$8.206	$15.019	$14.677	$12.578
Number of Accumulation Units outstanding, end of period	981,955	1,077,386	1,417,572	1,464,807	1,541,931

PENN SERIES LARGE CORE VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$12.575	$9.821	$8.613	$9.111	$8.362
Accumulation Unit Value, end of period	$13.806	$12.575	$9.821	$8.613	$9.111
Number of Accumulation Units outstanding, end of period	861,313	964,201	1,109,423	1,223,876	1,350,659

	Year Ended December 31,
	2009	2008(a)
Accumulation Unit Value, beginning of period	$7.259	$10.000
Accumulation Unit Value, end of period	$8.362	$7.259
Number of Accumulation Units outstanding, end of period	$1,412,851	1,472,140

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES INDEX 500 FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$15.801	$12.145	$10.642	$10.600	$9.361
Accumulation Unit Value, end of period	$17.655	$15.801	$12.145	$10.642	$10.600
Number of Accumulation Units outstanding, end of period	1,660,931	1,675,849	1,680,069	1,627,456	1,719,050

	Year Ended December 31,
	2009	2008	2007	2006	2005
Accumulation Unit Value, beginning of period	$7.524	$11.930	$11.507	$10.109	$9.807
Accumulation Unit Value, end of period	$9.361	$7.524	$11.930	$11.507	$10.109
Number of Accumulation Units outstanding, end of period	1,637,788	1,696,470	1,808,169	1,947,201	2,022,636

PENN SERIES MID CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$11.299	$8.377	$8.004	$8.797	$7.029
Accumulation Unit Value, end of period	$12.206	$11.299	$8.377	$8.004	$8.797
Number of Accumulation Units outstanding, end of period	809,809	912,728	1,010,123	1,105,213	1,154,511

	Year Ended December 31,
	2009	2008	2007	2006	2005
Accumulation Unit Value, beginning of period	$4.821	$9.557	$7.741	$7.346	$6.619
Accumulation Unit Value, end of period	$7.029	$4.821	$9.557	$7.741	$7.346
Number of Accumulation Units outstanding, end of period	1,162,443	1,214,381	1,301,650	1,264,780	1,209,858

PENN SERIES MID CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$29.381	$21.864	$19.243	$20.810	$16.769
Accumulation Unit Value, end of period	$32.949	$29.381	$21.864	$19.243	$20.810
Number of Accumulation Units outstanding, end of period	446,075	498,261	550,641	575,545	615,286

	Year Ended December 31,
	2009	2008	2007	2006	2005
Accumulation Unit Value, beginning of period	$11.564	$22.228	$21.714	$19.754	$17.824
Accumulation Unit Value, end of period	$16.769	$11.564	$22.228	$21.714	$19.754
Number of Accumulation Units outstanding, end of period	571,434	602,289	755,341	765,322	718,492

PENN SERIES MID CORE VALUE FUND SUBACCOUNT(a)

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$19.215	$15.080	$13.354	$14.031	$11.337
Accumulation Unit Value, end of period	$22.061	$19.215	$15.080	$13.354	$14.031
Number of Accumulation Units outstanding, end of period	290,346	329,301	341,054	388,096	432,834

	Year Ended December 31,
	2009	2008	2007	2006	2005
Accumulation Unit Value, beginning of period	$9.118	$15.124	$15.201	$13.728	$12.860
Accumulation Unit Value, End of period	$11.337	$9.118	$15.124	$15.201	$13.728
Number of Accumulation Units outstanding, end of period	443,950	434,710	546,057	515,699	505,444

(a)	Penn Series Strategic Value Fund Subaccount prior to September 25, 2008.

PENN SERIES SMID CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$18.269	$12.964	$11.392	$12.118	$9.837
Accumulation Unit Value, end of period	$18.134	$18.269	$12.964	$11.392	$12.118
Number of Accumulation Units outstanding, end of period	188,064	143,803	158,053	111,411	107,324

	Year Ended December 31,
	2009	2008(a)
Accumulation Unit Value, beginning of period	$6.468	$10.000
Accumulation Unit Value, end of period	$9.837	$6.468
Number of Accumulation Units outstanding, end of period	95,589	6,296

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES SMID CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$17.898	$13.146	$11.202	$12.231	$9.771
Accumulation Unit Value, end of period	$19.291	$17.898	$13.146	$11.202	$12.231
Number of Accumulation Units outstanding, end of period	158,964	183,625	146,385	160,820	104,598

	Year Ended December 31,
	2009	2008(a)
Accumulation Unit Value, beginning of period	$6.803	$10.000
Accumulation Unit Value, end of period	$9.771	$6.803
Number of Accumulation Units outstanding, end of period	$62,890	6,965

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES SMALL CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$18.236	$13.433	$12.878	$14.685	$12.494
Accumulation Unit Value, End of period	$19.401	$18.236	$13.433	$12.878	$14.685
Number of Accumulation Units outstanding, end of period	320,698	359,298	436,093	465,133	484,172

	Year Ended December 31,
	2009	2008	2007	2006	2005
Accumulation Unit Value, beginning of period	$7.983	$16.198	$15.243	$15.642	$14.919
Accumulation Unit Value, End of period	$12.494	$7.983	$16.198	$15.243	$15.642
Number of Accumulation Units outstanding, end of period	552,398	548,168	694,807	849,967	842,244

PENN SERIES SMALL CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$39.409	$28.751	$25.088	$25.209	$20.161
Accumulation Unit Value, End of period	$41.659	$39.409	$28.751	$25.088	$25.209
Number of Accumulation Units outstanding, end of period	431,458	482,046	516,624	557,729	601,900

	Year Ended December 31,
	2009	2008	2007	2006	2005
Accumulation Unit Value, beginning of period	$16.10	$22.402	$23.979	$20.696	$20.233
Accumulation Unit Value, End of period	$20.161	$16.100	$22.402	$23.979	$20.696
Number of Accumulation Units outstanding, end of period	652,965	730,006	933,687	974,029	977,726

PENN SERIES SMALL CAP INDEX FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$15.801	$11.594	$10.175	$10.800	$8.674
Accumulation Unit Value, end of period	$16.245	$15.801	$11.594	$10.175	$10.800
Number of Accumulation Units outstanding, end of period	264,127	306,519	305,256	200,822	135,582

	Year Ended December 31,
	2009	2008(a)
Accumulation Unit Value, beginning of period	$6.970	$10.000
Accumulation Unit Value, end of period	$8.674	$6.970
Number of Accumulation Units outstanding, end of period	66,905	12,842

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES DEVELOPED INTERNATIONAL INDEX FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$11.482	$9.611	$8.245	$9.563	$9.022
Accumulation Unit Value, end of period	$10.636	$11.482	$9.611	$8.245	$9.563
Number of Accumulation Units outstanding, end of period	497,047	481,862	432,901	302,528	313,267

	Year Ended December 31,
	2009	2008(a)
Accumulation Unit Value, beginning of period	$7.116	$10.000
Accumulation Unit Value, end of period	$9.022	$7.116
Number of Accumulation Units outstanding, end of period	130,330	571

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES INTERNATIONAL EQUITY FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$19.913	$19.047	$15.947	$16.018	$14.616
Accumulation Unit Value, End of period	$20.225	$19.913	$19.047	$15.947	$16.018
Number of Accumulation Units outstanding, end of period	1,121,379	1,227,114	1,275,776	1,379,654	1,485,084

	Year Ended December 31,
	2009	2008	2007	2006	2005
Accumulation Unit Value, beginning of period	$12.170	$21.008	$17.738	$13.793	$11.972
Accumulation Unit Value, End of period	$14.616	$12.170	$21.008	$17.738	$13.793
Number of Accumulation Units outstanding, end of period	1,461,894	1,437,386	1,543,118	1,335,273	996,810

PENN SERIES EMERGING MARKETS EQUITY FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$10.649	$10.917	$9.251	$11.498	$9.780
Accumulation Unit Value, end of period	$9.990	$10.649	$10.917	$9.251	$11.498
Number of Accumulation Units outstanding, end of period	1,070,343	1,135,817	1,268,884	1,293,586	1,287,066

	Year Ended December 31,
	2009	2008(a)
Accumulation Unit Value, beginning of period	$5.985	$10.000
Accumulation Unit Value, end of period	$9.780	$5.985
Number of Accumulation Units outstanding, end of period	988,167	866,686

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES REAL ESTATE SECURITIES FUND SUBACCOUNT(a)

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$21.896	$21.519	$18.803	$17.805	$14.420
Accumulation Unit Value, end of period	$28.132	$21.896	$21.519	$18.803	$17.805
Number of Accumulation Units outstanding, end of period	373,959	435,438	429,249	402,758	400,999

	Year Ended December 31,
	2009	2008	2007	2006	2005
Accumulation Unit Value, beginning of period	$11.551	$19,316	$23.841	$18.250	$16.374
Accumulation Unit Value, End of period	$14.420	$11.551	$19.316	$23.841	$18.250
Number of Accumulation Units outstanding, end of period	358,186	345,220	362,324	357,567	292,589

(a)	Penn Series REIT Fund Subaccount prior to May 1, 2011.

PENN SERIES AGGRESSIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$13.385	$11.076	$9.721	$10.227	$8.939
Accumulation Unit Value, end of period	$14.101	$13.385	$11.076	$9.721	$10.227
Number of Accumulation Units outstanding, end of period	416,522	486,193	391,899	421,264	299,023

	Year Ended December 31,
	2009	2008(a)
Accumulation Unit Value, beginning of period	$7.027	$10.000
Accumulation Unit Value, end of period	$8.939	$7.027
Number of Accumulation Units outstanding, end of period	185,999	19,956

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES MODERATELY AGGRESSIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$14.048	$11.949	$10.659	$11.001	$9.738
Accumulation Unit Value, end of period	$14.731	$14.048	$11.949	$10.659	$11.001
Number of Accumulation Units outstanding, end of period	2,063,912	2,204,514	2,040,544	1,862,281	1,937,456

	Year Ended December 31,
	2009	2008(a)
Accumulation Unit Value, beginning of period	$7.757	$10.000
Accumulation Unit Value, end of period	$9.738	$7.757
Number of Accumulation Units outstanding, end of period	1,033,252	121,352

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES MODERATE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$13.027	$11.572	$10.574	$10.648	$9.616
Accumulation Unit Value, end of period	$13.577	$13.027	$11.572	$10.574	$10.648
Number of Accumulation Units outstanding, end of period	3,956,956	4,300,455	5,096,245	4,852,503	4,344,593

	Year Ended December 31,
	2009	2008(a)
Accumulation Unit Value, beginning of period	$8.083	$10.000
Accumulation Unit Value, end of period	$9.616	$8.083
Number of Accumulation Units outstanding, end of period	2,546,878	456,270

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES MODERATELY CONSERVATIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$12.437	$11.528	$10.789	$10.646	$9.870
Accumulation Unit Value, end of period	$12.885	$12.437	$11.528	$10.789	$10.646
Number of Accumulation Units outstanding, end of period	1,245,686	1,469,991	1,620,210	1,490,119	1,307,451

	Year Ended December 31,
	2009	2008(a)
Accumulation Unit Value, beginning of period	$8.611	$10.000
Accumulation Unit Value, end of period	$9.870	$8.611
Number of Accumulation Units outstanding, end of period	936,118	290,487

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES CONSERVATIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2013	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$11.773	$11.427	$10.981	$10.710	$10.156
Accumulation Unit Value, end of period	$12.051	$11.773	$11.427	$10.981	$10.710
Number of Accumulation Units outstanding, end of period	955,183	1,073,202	1,226,780	1,155,598	859,601

	Year Ended December 31,
	2009	2008(a)
Accumulation Unit Value, beginning of period	$9.291	$10.000
Accumulation Unit Value, end of period	$10.156	$9.291
Number of Accumulation Units outstanding, end of period	929,150	286,129

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

APPENDIX B

This appendix shows the date of availability by State of the version of the Purchasing Power Protector Benefit rider launched as of August 25, 2008.

State	Date	State	Date
Alaska	9/3/2008	Montana	10/7/2008
Alabama	9/3/2008	North Carolina	9/3/2008
Arkansas	9/3/2008	North Dakota	9/3/2008
Arizona	9/3/2008	Nebraska	9/3/2008
California	12/5/2008	New Hampshire	9/8/2008
Colorado	9/3/2008	New Jersey	10/6/2008
Connecticut	9/3/2008	New Mexico	9/3/2008
District of Columbia	9/3/2008	Nevada	9/3/2008
Delaware	10/1/2008	New York	9/24/2008
Florida	9/3/2008	Ohio	9/3/2008
Georgia	9/3/2008	Oklahoma	9/3/2008
Hawaii	9/3/2008	Oregon	11/4/2008
Iowa	9/3/2008	Pennsylvania	9/3/2008
Idaho	9/3/2008	Rhode Island	9/3/2008
Illinois	9/3/2008	South Carolina	9/3/2008
Indiana	9/3/2008	South Dakota	9/3/2008
Kansas	9/3/2008	Tennessee	9/3/2008
Kentucky	9/3/2008	Texas	9/3/2008
Louisiana	9/3/2008	Utah	9/18/2008
Massachusetts	1/23/2009	Virginia	9/3/2008
Maryland	9/3/2008	Vermont	9/3/2008
Maine	9/3/2008	Washington	9/3/2008
Michigan	9/3/2008	Wisconsin	9/3/2008
Minnesota	10/8/2008	West Virginia	9/3/2008
Missouri	9/3/2008	Wyoming	9/3/2008
Mississippi	9/3/2008

B-1

APPENDIX C

This appendix applies to policies who elected the Purchasing Power Protector Benefit rider prior to the date of availability in the State of issue (see Appendix B):

Guaranteed Lifetime Withdrawal Benefit Rider.  At the time you purchase your Contract, you may purchase The Purchasing Power Protector, a package which includes the following enhancements to your Contract:

1)	Guaranteed Lifetime Withdrawal Benefit; and

2)	Death Benefit Enhancement.

This package of enhancements is available for Annuitants ages 35 to 80 and may not be added after you purchase your Contract and may not be selected if you intend to purchase any other package of enhancements or riders described in this prospectus. Certain capitalized terms used to describe this package of enhancements are defined in this section or in the rider itself.

The Death Benefit Enhancement available as part of the package differs from the death benefit riders described above, see WHAT ARE THE DEATH BENEFITS UNDER MY CONTRACT.

If this rider is purchased, the Company guarantees that the Annuitant or Joint Annuitants, if selected, can withdraw an amount annually as long as the Annuitant or either of the Joint Annuitants is alive. The amount which can be withdrawn is called the Guaranteed Annual Lifetime Withdrawal Amount (“Withdrawal Amount”) and equals the Lifetime Withdrawal Base (“Withdrawal Base”) multiplied by the Guaranteed Annual Lifetime Withdrawal Percentage (“Withdrawal Percentage”).

Withdrawal Base.  The Withdrawal Base is the greater of (a) or (b) where:

(a)	is the Contract Value on the date of the first withdrawal, prior to the first withdrawal; and

(b)	is the sum of (1) plus (2), where;

(1)	is the Contract Value on the rider effective date; and

(2)	is each purchase payment received after the rider effective date.

Withdrawal Percentage.  For a Single Life Guarantee, the Withdrawal Percentage is based on the age of the Annuitant at the time of the first withdrawal. For a Joint Life Guarantee, the Withdrawal Percentage is based on the age of the younger of the Annuitant or Joint Annuitant at the time of the first withdrawal. Set forth below are the Withdrawal Percentages for your Contract.

Single or Joint Life Guarantee

Age of Annuitant (at time of first withdrawal)	Withdrawal Percentage
Under 55	2.5%
55-59	3.0%
60-64	3.5%
65-69	4.0%
70-74	4.5%
75 and older	5.0%

The Withdrawal Base is subject to certain adjustments while the rider is in effect. The Withdrawal Base will automatically be increased by an inflation adjustment on each contract anniversary after the first withdrawal from the Contract and will be increased if the Contract Owner elects a step-up benefit. The Withdrawal Base will be reduced if cumulative withdrawals in a Contract Year exceed the Withdrawal Amount.

C-1

Inflation Adjustment.  The inflation adjustment is credited to the Withdrawal Base following the first withdrawal. The inflation adjustment is made on each contract anniversary and equals (a) multiplied by (b), where:

(a)	is the current CPI Factor; and

(b)	is the average monthly value of the Withdrawal Base throughout the Contract Year.

CPI Factor.  The CPI Factor equals the ratio of (a) to (b), where:

(a)	is the greater of 0 and the difference between (1) and (2), where:

(1)	is the Consumer Price Index for All Urban Consumers (“CPI-U”) released in the previous month; and

(2)	is the CPI-U released twelve months prior to the most recent release; and

(b)	is the CPI-U released twelve months prior to the most recent release.

The CPI-U is published monthly by the United States Department of Labor on a one month lag. If this index is discontinued or a new index series is established on a different basis, the Company may establish a new basis for determining the CPI Factor. The Contract Owner will be given at least 90 days notice prior to any such change.

The CPI Factor applicable to your Contract on your Contract Anniversary is determined at the beginning of the calendar month that contains your Contract Anniversary. It is determined according to the formula above such that the CPI Factor for a Contract Anniversary that occurs in the month of March will use the CPI-U from the month of January of the current year and the CPI-U from the month of January of the prior year for (1) and (2) under (a) above.

If you take the first withdrawal between contract anniversaries, the Company will calculate the CPI Factor as stated above and apply it to the average monthly Withdrawal Base as defined under Inflation Adjustment. The Inflation Adjustment is then pro-rated for the partial year between the date of the first withdrawal and the following contract anniversary before being added to the Withdrawal Base.

Step-Up Benefit and Step-Up Benefit Date.  The Step-Up Benefit allows the Contract Owner to increase the Withdrawal Base to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. This would increase the Withdrawal Amount which would then equal the increased Contract Value multiplied by the Withdrawal Percentage.

The first Step-Up Benefit Date a Contract Owner can elect is the third contract anniversary starting with the rider’s effective date. Subsequent Step-Up Benefit Dates can be no earlier than the third anniversary of the previous Step-Up Benefit Date.

Election of a Step-Up Benefit must be made in writing by the Contract Owner and received by the Company, in good order, at least thirty days prior to the contract anniversary on which the Step-Up Benefit is effective.

Excess Withdrawal Reduction.  If your cumulative withdrawals in a Contract Year exceed the Withdrawal Amount, the Withdrawal Base will be reduced. The Excess Withdrawal is the amount by which the cumulative withdrawals exceed the Withdrawal Amount. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b) where:

(a)	is the Withdrawal Base; and

(b)	is the Contract Value immediately prior to the Excess Withdrawal.

C-2

Waiting Bonus.  In addition to the adjustments to the Withdrawal Base described above, the Withdrawal Percentage can be increased by an amount (the “Waiting Bonus”) which is added to the Withdrawal Percentage if the first withdrawal is taken after a specified contract anniversary. The Waiting Bonus percentages are as follows:

Contract Year at First Withdrawal	Waiting Bonus
0 - 5	0%
6 - 10	0.5%
11 and later	1.0%

Effect of Withdrawals Less Than the Withdrawal Amount.  If total withdrawals in a Contract Year are less than the Withdrawal Amount, the Withdrawal Amount is not increased in subsequent Contract Years.

Effect of Required Minimum Distributions on Withdrawal Amount.  If you have elected required minimum distribution (RMD) withdrawals and your contract was in effect through at least one calendar year-end, you will automatically receive the Contract Year’s RMD requirement according to the IRS Code. An RMD withdrawal will not reduce the Withdrawal Base if the required amount exceeds the Guaranteed Annual Lifetime Withdrawal Amount.

This treatment of the excess of the RMD withdrawal over the Guaranteed Withdrawal Amount will apply only in relation to the required minimum distribution based on the value of the Contract, including the actuarial present value of any optional death benefit or living benefit riders elected.

Annuity Payments.  The Contract Owner can elect to receive annuity payments under one of the following options:

(a)	apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract;

(b)	request that as of the annuity payment commencement date, annuity payments are made each year equal to the Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the Annuitant and Joint Annuitant for Joint Life Guarantees;

If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

Remaining Payments When Contract Value is Reduced to Zero.  If the Contract Value is reduced to zero and the Withdrawal Base is still positive, such Remaining Payments will be made once each Contract Year. In this situation, no additional purchase payments will be accepted. The only provisions of the Contract that remain in effect are those that are associated with Remaining Guaranteed Lifetime Withdrawal Benefit Payments.

If the Contract Value is reduced to zero in a Contract Year and there is any Withdrawal Amount due for that year, the Contract Owner will receive any Remaining Payment, as of the date the Contract Value is reduced to zero.

Joint and Single Life Guarantees.  The Guaranteed Lifetime Withdrawal Benefit can be purchased on a single or a joint life basis. A Joint Life Guarantee is issued when a Joint Annuitant is specified in the Contract Specifications. The Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant. The Joint Annuitant must be the spouse of the Annuitant on the rider effective date. If the Contract Owner is a natural person, the Contract Owner must also be the Annuitant, and the spouse must be the Joint Annuitant and Successor Owner.

A Single Life Guarantee is issued when a Joint Annuitant is not specified in the Contract Specifications. The Withdrawal Amount is guaranteed over the lifetime of the Annuitant. If the Contract Owner is a natural person, the Contract Owner must also be the Annuitant.

C-3

A Single Life Guarantee cannot be converted to a Joint Life Guarantee. If no withdrawals have been taken, a Joint Life Guarantee can be changed to a Single Life Guarantee. The Joint Annuitant can also be changed to the Annuitant’s current spouse if no withdrawals have been taken. If a withdrawal has been taken, the Joint Annuitant cannot be changed. The Joint Annuitant can be dropped from the Contract, but the charge for the Rider would remain at the Joint Life Guarantee charge.

Note that the Joint Life Guarantee option acts like a second to die policy. Therefore, the contract with the Joint Life Guarantee option is set up with one owner and two annuitants. Upon the death of the first annuitant, the second annuitant becomes the successor owner. The contract then stays in force, and the living benefit features continue until the death of the second annuitant. Also note that the successor owner has no contractual rights while the owner is alive and steps into ownership upon the death of the owner. The Spousal Joint Annuitant must always be the Contract Owner’s primary beneficiary unless the rider is changed to a Single Life Guarantee before withdrawals have begun.

Death Benefit Enhancement.  Prior to the Annuity Date and upon receipt of due proof of the Annuitant’s death for Single Life Guarantees, or the last death of the Annuitant and Joint Annuitant for Joint Life Guarantees, and the necessary forms to make payment to a Beneficiary, the Company will pay a Death Benefit Enhancement in addition to the death benefit provided in your Contract. The Death Benefit Enhancement is equal to the remaining Death Benefit Enhancement Benefit Base (the “Benefit Base”), minus the sum of the Fixed Account death benefit and the Variable Account death benefit payable under the Contract. The Death Benefit Enhancement cannot be less than zero. The maximum Death Benefit Enhancement is $1 million.

Death Benefit Enhancement Benefit Base.  For purposes of calculating the Death Benefit Enhancement, the Benefit Base is the greatest of (a), (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, just before the first withdrawal; and

(b)	is the sum of (1) plus (2), where:

(1)	is the Contract Value on the rider effective date accumulated on a daily basis at a rate of 5% (3% for Contracts issued in Washington) until the earliest of (i) 10 years from the contract issue date until the earliest of:

(i)	10 years from the contract issue date;

(ii)	attainment of age 80 of the Annuitant, or age 80 of the younger of the Annuitant or the Joint Annuitant;

(iii)	the date of the first withdrawal; and

(2)	is each purchase payment received after the rider effective date but prior to the first withdrawal accumulated on a daily basis at a rate of 5% (3% for Contracts issued in Washington) until the earliest of (i) 10 years from the contract issue date until the earliest of:

(i)	10 years from the contract issue date,

(ii)	attainment of age 80 of the Annuitant, or age 80 of the younger of the Annuitant or the Joint Annuitant,

(iii)	the date of the first withdrawal; and

C-4

(c)	the highest Contract Value as of a contract anniversary date until the earliest of:

(i)	10 years from the contract issue date,

(ii)	attainment of age 80 of the Annuitant for Single Life Guarantees, or age 80 of the younger of the Annuitant or the Joint Annuitant for Joint Life Guarantees;

(iii)	the date of the first withdrawal.

Purchase payments made after the date of the first withdrawal will increase the Death Benefit Enhancement Benefit Base on a dollar-for-dollar basis.

Any increase in the Guaranteed Withdrawal Benefit Base as a result of a Step-Up Benefit will increase the Death Benefit Enhancement Benefit Base as of the Step-Up Benefit Date.

Effect of Withdrawals on the Death Benefit Enhancement Benefit Base.  If total withdrawals in a Contract Year are less than the Withdrawal Amount, the Benefit Base is reduced for the withdrawals on a dollar-for-dollar basis. If the total withdrawals in a Contract Year exceed the Withdrawal Amount, the Benefit Base is reduced for the amount of the Excess Withdrawals by multiplying the Excess Withdrawal by the ratio of (a) to (b) where

(a)	is the Benefit Base immediately prior to the Excess Withdrawal; and

(b)	is the Contract Value immediately prior to the withdrawal of the Excess Withdrawal.

Impact of Annuitant’s Death for Joint Life Guarantees.

The Joint Annuitant has the option of continuing the contract. If no withdrawals have been taken, the successor owner may elect to convert the guarantee to a Single Life Guarantee based on the Joint Annuitant’s lifetime. If no withdrawals have been taken, the guarantee converts to a Single Life Guarantee based on the Joint Annuitant’s lifetime. If withdrawals have been taken, the guarantee does not change and the Withdrawal Amount applies to the Joint Annuitant’s lifetime.

The Joint Annuitant also has the option to surrender the Contract and receive a Death Benefit equal to the Contract Value, and the Contract and rider terminate.

If the Joint Annuitant is not alive on the date of death of the Annuitant, the Death Benefit is payable to a Beneficiary and the Contract and rider are terminated.

Impact of Joint Annuitant’s Death for Joint Life Guarantees.  If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company to convert the guarantee to a Single Life Guarantee based on the Annuitant’s lifetime. If the Annuitant does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee does not change and the Withdrawal Amount applies to the Annuitant’s lifetime.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Death Benefit is payable to a Beneficiary and the rider is terminated.

For information on the cost of this package of enhancements, see “What Charges Do I Pay?” in this prospectus.

Termination of Rider.  This Rider will terminate:

(a)	on any contract anniversary, after the third contract anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

C-5

(b)	if the Contract Value equals zero and there is no Withdrawal Amount due in future years;

(c)	upon full surrender of the Contract;

(d)	on the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees;

(e)	on the date of death of the Annuitant for Joint Life Guarantee if the Joint Annuitant receives the death benefit equal to Contract Value; or

(f)	upon annuitization.

C-6

PennMutual

Our Noble Purpose

Since 1847, Penn Mutual has been driven by our noble purpose – to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

Pennant Select Variable Annuity is issued by The Penn Mutual Life Insurance Company on Policy form VAA-98 and state variations thereof.

© 2015 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172 www.pennmutual.com

PM6760

05/15

STATEMENT OF ADDITIONAL INFORMATION — MAY 1, 2015

PENNANT SELECT

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

THE PENN MUTUAL LIFE INSURANCE COMPANY

Philadelphia, Pennsylvania 19172 • Telephone (800) 523-0650

INDIVIDUAL VARIABLE AND FIXED ANNUITY CONTRACT

This statement of additional information is not a prospectus. It should be read in conjunction with the current Prospectus dated May 1, 2015 for the individual variable and fixed annuity contract (the “Contract”). The Contract is funded through Penn Mutual Variable Annuity Account III (referred to as the “Separate Account” in the Prospectus and this Statement of Additional Information). To obtain the Prospectus you may write to The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”), Customer Service Group, Philadelphia, PA 19172 or visit our web site at www.pennmutual.com or you may call (800) 523-0650. Terms used in this Statement of Additional Information have the same meaning as in the Prospectus.

VARIABLE ANNUITY PAYMENTS

First Variable Annuity Payment

When a variable annuity is effected, we will first deduct applicable premium taxes, if any, from the Contract Value. The dollar amount of the first monthly annuity payment will be determined by applying the net Contract Value to the annuity table set forth in the contract for the annuity option chosen. The annuity tables show the amount of the first monthly income payment under each annuity option for each $1,000 of value applied, based on the Annuitant’s age at the Annuity Date. The annuity tables are based on the Annuity 2000 Basic Table with interest rates at 3% or 5%.

Subsequent Variable Annuity Payments

The dollar amount of subsequent variable annuity payments will vary in accordance with the investment experience of the Subaccount(s) of the Separate Account applicable to the annuity. Each subsequent variable annuity payment will equal the number of annuity units credited, multiplied by the value of the annuity unit for the Valuation Period. Penn Mutual guarantees that the amount of each subsequent annuity payment will not be affected by variations in expense or mortality experience.

Annuity Units

For each Subaccount selected, the number of annuity units is the amount of the first annuity payment allocated to the Subaccount divided by the value of an annuity unit for the Subaccount on the Annuity Date. The number of your annuity units will not change as a result of investment experience.

Value of Annuity Units

The value of an annuity unit for each Subaccount was arbitrarily set at $10 when the Subaccount was established. The value may increase or decrease from one Valuation Period to the next. For a Valuation Period, the value of an annuity unit for a Subaccount is the value of an annuity unit for the Subaccount for the last prior Valuation Period multiplied by the net investment factor for the Subaccount for the Valuation Period. The result is then multiplied by a factor to neutralize an assumed interest rate of 3% or 5%, as applicable, built into the annuity tables.

Net Investment Factor

For any Subaccount, the net investment factor for a Valuation Period is determined by dividing (a) by (b) and subtracting (c):

Where (a) is:

The net asset value per share of the mutual fund held in the Subaccount, as of the end of the Valuation Period.

plus

The per share amount of any dividend or capital gain distributions by the mutual fund if the “ex-dividend” date occurs in the Valuation Period.

plus or minus

A per share charge or credit, as we may determine as of the end of the Valuation Period, for provision for taxes (if applicable).

Where (b) is:

The net asset value per share of the mutual fund held in the Subaccount as of the end of the last prior Valuation Period.

plus or minus

The per share charge or credit for provision for taxes as of the end of the last prior Valuation Period (if applicable).

Where (c) is:

The sum of the mortality and expense risk charge and the asset based contract administration charge. On an annual basis, the sum of such charges equals 1.35% of the daily net asset value of the Subaccount.

Assumed Interest Rate

Assumed interest rates of 3% or 5% are included in the annuity tables in the contracts. A higher assumption would mean a higher first annuity payment but more slowly rising or more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual net investment rate on an annual basis is equal to the assumed interest rate you have selected, annuity payments will be level.

Valuation Period

Valuation Period is the period from one valuation of underlying fund assets to the next. Valuation is performed each day the New York Stock Exchange is open for trading.

Transaction Valuation

Your assets in the Separate Account are held as Accumulation Units of the Subaccounts that you select. We value Accumulation Units as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. ET). When you invest in, withdraw from or transfer money to a Subaccount, you receive the Accumulation Unit value next computed after we receive and accept your purchase payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal and transfer instructions received at our Administrative Office after the close of regular trading on the NYSE will be valued based on the Accumulation Unit value computed as of the close of regular trading on the next NYSE business day. In order to receive a day’s closing price, instructions sent by facsimile transmission must be received by our fax server prior to the close of regular trading on that day. Telephone instructions must be received in full, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price.

ADMINISTRATIVE AND RECORDKEEPING SERVICES

Penn Mutual performs all data processing, recordkeeping and other related services with respect to the Contracts and the Separate Accounts.

DISTRIBUTION OF CONTRACTS

Hornor, Townsend & Kent, Inc. (“HTK”), a wholly owned subsidiary of The Penn Mutual Life Insurance Company (“Penn Mutual”), serves as principal underwriter of the Contracts. The address of HTK is 600 Dresher Road, Horsham, PA 19044. For 2014, 2013, and 2012 Penn Mutual paid to HTK underwriting commissions of approximately $17,570, $27,425, and $127,122, respectively.

The Contracts will be distributed by HTK through broker-dealers. Total commissions on purchase payments made under the Contract will not exceed 7% and trailer commissions based on a percentage of Contract Value, other allowances and overrides may be paid.

CUSTODIAN

The Company is custodian of the assets held in the Separate Account.

EXPERTS

The financial statements of the Company as of December 31, 2014 and 2013 and for each of the two years in the period ended December 31, 2014, and the financial statements of the Penn Mutual Variable Annuity Account III of the Company as of December 31, 2014 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

LEGAL MATTERS

Morgan, Lewis & Bockius LLP has provided advice on certain matters relating to the federal securities laws and the offering of the Contract. Their offices are located at 2020 K Street NW, Washington, D.C. 20006.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the statutory financial statements of the Company appear on the following pages. The statutory financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts.

The Penn Mutual Life Insurance Company

Variable Annuity Account III

Audited Financial Statements

as of December 31, 2014

and for the periods presented

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7045 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Penn Mutual Life Insurance Company

and Contract Owners of Penn Mutual Variable Annuity Account III

of The Penn Mutual Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub accounts constituting Penn Mutual Variable Annuity Account III of The Penn Mutual Life Insurance Company at December 31, 2014, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of The Penn Mutual Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments by correspondence with the underlying funds’ transfer agents at December 31, 2014, provide a reasonable basis for our opinion.

April 2, 2015

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2014

	Total	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund
Assets:
Investments at fair value	$5,928,140,498	$84,435,042	$99,986,584	$268,675,939
Dividends receivable	750	750	—	—
Receivable for securities sold	10,472,449	—	—	—

Liabilities:
Payable for securities purchased	11,594,501	230,424	744,683	1,295,769

Total Net Assets	$5,927,019,196	$84,205,368	$99,241,901	$267,380,170

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA		$31,748,390	$30,812,089	$84,089,599
Diversifier II/Optimizer/Retirement Planner VA		3,210,035	2,474,584	12,350,503
Inflation Protector Variable Annuity		4,042,346	6,719,229	24,443,118
Olympia XT Advisor		—	—	—
Penn Freedom Advisor		—	—	—
Pennant Select		7,773,971	15,056,813	33,653,993
PennFreedom		20,671,751	29,553,403	69,604,089
Smart Foundation Flex		5,098,400	8,279,122	18,019,046
Smart Foundation Plus		7,880,194	3,427,862	16,420,447
Smart Foundation VA		3,780,281	2,918,799	8,799,375

Total Net Assets		$84,205,368	$99,241,901	$267,380,170

Accumulation of Unit Values:
Commander/Enhanced Credit VA		$11.22	$13.38	$17.93

Diversifier II/Optimizer/Retirement Planner VA		$23.10	$16.86	$40.44

Inflation Protector Variable Annuity		$9.30	$9.56	$10.71

Olympia XT Advisor		$—	$—	$—

Penn Freedom Advisor		$—	$—	$—

Pennant Select		$11.21	$13.49	$18.08

PennFreedom		$9.99	$11.79	$15.04

Smart Foundation Flex		$9.52	$9.59	$10.04

Smart Foundation Plus		$9.54	$9.60	$10.06

Smart Foundation VA		$9.59	$9.66	$10.12

Number of Shares		84,205,368	8,629,730	19,953,744
Cost of Investments	$4,295,117,440	$84,205,368	$98,991,491	$250,322,927

The accompanying notes are an integral part of these financial statements.

1

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2014

(continued)

	High Yield Bond Fund	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund
Assets:
Investments at fair value	$132,060,861	$2,674,362,590	$58,020,770	$179,784,017
Dividends receivable	—	—	—	—
Receivable for securities sold	—	1,401,290	—	—

Liabilities:
Payable for securities purchased	1,474,761	—	46,715	117,765

Total Net Assets	$130,586,100	$2,675,763,880	$57,974,055	$179,666,252

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$40,232,290	$737,803,246	$14,572,732	$53,801,207
Diversifier II/Optimizer/Retirement Planner VA	10,075,532	185,389,867	8,946,012	25,724,225
Inflation Protector Variable Annuity	11,284,916	323,776,447	4,389,870	8,539,985
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	16,260,268	250,792,889	8,319,445	19,652,985
PennFreedom	26,728,331	612,164,016	11,904,121	35,076,250
Smart Foundation Flex	9,132,745	262,073,553	3,812,270	16,109,306
Smart Foundation Plus	8,955,117	179,046,635	2,521,851	10,634,955
Smart Foundation VA	7,916,901	124,717,227	3,507,754	10,127,339

Total Net Assets	$130,586,100	$2,675,763,880	$57,974,055	$179,666,252

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$23.38	$41.25	$15.36	$10.87

Diversifier II/Optimizer/Retirement Planner VA*	$83.14	$249.59	$15.51	$74.95

Inflation Protector Variable Annuity	$12.77	$16.63	$14.93	$19.09

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$23.57	$41.58	$15.41	$10.96

PennFreedom	$22.35	$29.74	$15.31	$15.44

Smart Foundation Flex	$11.88	$14.80	$13.34	$16.73

Smart Foundation Plus	$11.90	$14.82	$13.36	$16.76

Smart Foundation VA	$11.97	$14.91	$13.44	$16.86

Number of Shares	11,893,087	66,810,584	3,594,176	6,602,949
Cost of Investments	$112,823,518	$1,777,257,438	$42,020,890	$115,828,960

*	The accumulated unit value for Diversifier II Non-Qualified in the Large Growth Stock Fund is $74.33

The accompanying notes are an integral part of these financial statements.

2

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2014

(continued)

	Large Cap Growth Fund	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund
Assets:
Investments at fair value	$25,324,814	$63,612,900	$121,868,971	$93,766,392
Dividends receivable	—	—	—	—
Receivable for securities sold	235,159	31,234	186,657	—

Liabilities:
Payable for securities purchased	—	—	—	112,783

Total Net Assets	$25,559,973	$63,644,134	$122,055,628	$93,653,609

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$8,944,135	$13,732,881	$32,158,719	$30,146,280
Diversifier II/Optimizer/Retirement Planner VA	1,272,571	24,150,929	33,413,230	13,285,655
Inflation Protector Variable Annuity	1,574,978	1,712,196	4,261,720	3,324,247
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	3,115,056	8,253,347	14,185,857	11,891,588
PennFreedom	6,027,042	9,598,107	23,399,548	23,037,437
Smart Foundation Flex	2,429,737	2,538,735	5,488,155	6,085,450
Smart Foundation Plus	1,517,765	2,381,425	5,545,091	2,037,498
Smart Foundation VA	678,689	1,276,514	3,603,308	3,845,454

Total Net Assets	$25,559,973	$63,644,134	$122,055,628	$93,653,609

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$12.97	$14.71	$18.49	$13.76

Diversifier II/Optimizer/Retirement Planner VA	$13.22	$14.85	$77.66	$13.89

Inflation Protector Variable Annuity	$15.07	$17.99	$17.01	$16.49

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$13.05	$14.75	$18.63	$13.81

PennFreedom	$12.89	$14.66	$17.63	$13.72

Smart Foundation Flex	$14.07	$16.08	$15.69	$15.61

Smart Foundation Plus	$14.09	$16.10	$15.71	$15.63

Smart Foundation VA	$14.18	$16.20	$15.81	$15.73

Number of Shares	1,949,655	3,970,314	5,256,487	6,289,698
Cost of Investments	$18,945,118	$40,218,400	$84,258,845	$61,076,918

The accompanying notes are an integral part of these financial statements.

3

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2014

(continued)

	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
Assets:
Investments at fair value	$244,988,728	$77,561,593	$116,504,133	$49,231,048
Dividends receivable	—	—	—	—
Receivable for securities sold	917,823	604,485	379,632	444,950

Liabilities:
Payable for securities purchased	—	—	—	—

Total Net Assets	$245,906,551	$78,166,078	$116,883,765	$49,675,998

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$68,293,794	$24,967,706	$40,540,481	$17,561,373
Diversifier II/Optimizer/Retirement Planner VA	19,484,098	8,601,460	13,477,012	2,295,560
Inflation Protector Variable Annuity	17,951,506	2,760,078	6,067,828	2,828,537
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	29,324,162	9,884,474	14,697,543	6,405,461
PennFreedom	71,477,943	23,557,302	20,808,709	13,333,747
Smart Foundation Flex	19,127,324	3,371,269	8,865,240	2,836,525
Smart Foundation Plus	10,372,315	3,201,725	8,049,390	2,625,067
Smart Foundation VA	9,875,409	1,822,064	4,377,562	1,789,728

Total Net Assets	$245,906,551	$78,166,078	$116,883,765	$49,675,998

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$17.51	$12.12	$32.69	$21.92

Diversifier II/Optimizer/Retirement Planner VA	$27.60	$26.52	$42.71	$22.34

Inflation Protector Variable Annuity	$18.49	$16.88	$18.27	$18.31

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$17.66	$12.21	$32.95	$22.06

PennFreedom	$18.99	$19.51	$27.35	$21.78

Smart Foundation Flex	$16.17	$14.79	$16.76	$16.04

Smart Foundation Plus	$16.19	$14.81	$16.79	$16.06

Smart Foundation VA	$16.29	$14.90	$16.89	$16.16

Number of Shares	15,388,395	5,253,097	5,555,312	2,784,529
Cost of Investments	$160,400,649	$53,682,363	$72,162,593	$31,076,109

The accompanying notes are an integral part of these financial statements.

4

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2014

(continued)

	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Assets:
Investments at fair value	$36,184,693	$41,776,628	$52,418,254	$162,504,324
Dividends receivable	—	—	—	—
Receivable for securities sold	162,250	362,782	797,295	1,056,750

Liabilities:
Payable for securities purchased	—	—	—	—

Total Net Assets	$36,346,943	$42,139,410	$53,215,549	$163,561,074

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$6,065,676	$8,017,676	$19,219,651	$63,487,025
Diversifier II/Optimizer/Retirement Planner VA	910,278	1,323,605	10,071,807	17,484,648
Inflation Protector Variable Annuity	3,926,709	7,575,522	2,022,164	8,205,877
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	3,410,436	3,066,578	6,222,006	17,974,246
PennFreedom	11,495,710	11,896,962	8,917,860	32,531,285
Smart Foundation Flex	6,253,849	4,782,421	2,739,859	10,375,393
Smart Foundation Plus	2,425,046	2,936,060	2,658,894	8,332,689
Smart Foundation VA	1,859,239	2,540,586	1,363,308	5,169,911

Total Net Assets	$36,346,943	$42,139,410	$53,215,549	$163,561,074

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$18.08	$19.23	$19.25	$41.33

Diversifier II/Optimizer/Retirement Planner VA	$18.25	$19.41	$36.16	$60.85

Inflation Protector Variable Annuity	$17.65	$18.30	$15.12	$19.31

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$18.13	$19.29	$19.40	$41.66

PennFreedom	$18.02	$19.17	$11.77	$32.16

Smart Foundation Flex	$15.64	$16.83	$14.60	$16.27

Smart Foundation Plus	$15.66	$16.85	$14.62	$16.30

Smart Foundation VA	$15.75	$16.95	$14.71	$16.39

Number of Shares	1,839,420	2,015,275	1,867,868	5,835,215
Cost of Investments	$31,035,935	$33,747,168	$38,761,261	$97,737,977

The accompanying notes are an integral part of these financial statements.

5

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2014

(continued)

	Small Cap Index Fund	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund
Assets:
Investments at fair value	$46,587,821	$50,856,995	$223,230,691	$107,668,672
Dividends receivable	—	—	—	—
Receivable for securities sold	998,185	—	—	—

Liabilities:
Payable for securities purchased	—	1,491,369	2,563,121	3,102,159

Total Net Assets	$47,586,006	$49,365,626	$220,667,570	$104,566,513

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$8,815,784	$10,217,250	$78,954,458	$27,746,320
Diversifier II/Optimizer/Retirement Planner VA	694,264	668,021	25,305,593	5,187,563
Inflation Protector Variable Annuity	4,799,322	5,681,757	11,835,375	9,291,813
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	4,290,667	5,286,743	22,680,408	10,692,378
PennFreedom	17,100,221	16,965,441	57,245,415	37,470,516
Smart Foundation Flex	6,584,700	5,584,254	12,047,395	7,658,318
Smart Foundation Plus	2,178,255	1,504,793	7,553,665	3,188,254
Smart Foundation VA	3,122,793	3,457,367	5,045,261	3,331,351

Total Net Assets	$47,586,006	$49,365,626	$220,667,570	$104,566,513

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$16.19	$10.60	$20.06	$9.96

Diversifier II/Optimizer/Retirement Planner VA	$16.35	$10.70	$44.72	$10.05

Inflation Protector Variable Annuity	$17.94	$11.97	$13.58	$9.83

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$16.24	$10.64	$20.23	$9.99

PennFreedom	$16.14	$10.57	$25.53	$9.93

Smart Foundation Flex	$15.65	$12.79	$12.59	$10.66

Smart Foundation Plus	$15.67	$12.81	$12.61	$10.68

Smart Foundation VA	$15.77	$12.88	$12.69	$10.74

Number of Shares	2,705,287	4,277,784	9,434,270	9,646,357
Cost of Investments	$37,239,203	$45,229,291	$173,803,252	$104,575,429

The accompanying notes are an integral part of these financial statements.

6

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2014

(continued)

	Real Estate Securities Fund	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund
Assets:
Investments at fair value	$96,265,560	$60,881,225	$239,795,074	$353,441,244
Dividends receivable	—	—	—	—
Receivable for securities sold	2,441,912	452,032	—	—

Liabilities:
Payable for securities purchased	—	—	194,539	122,593

Total Net Assets	$98,707,472	$61,333,257	$239,600,535	$353,318,651

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$32,172,525	$14,627,140	$76,715,537	$79,023,236
Diversifier II/Optimizer/Retirement Planner VA	4,143,509	663,442	1,340,542	3,225,483
Inflation Protector Variable Annuity	9,881,675	12,762,222	32,878,455	46,642,950
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	10,520,050	5,873,239	30,403,040	53,722,466
PennFreedom	23,473,559	12,213,936	47,390,332	91,992,369
Smart Foundation Flex	7,695,155	6,296,612	29,044,816	36,336,019
Smart Foundation Plus	5,618,456	2,481,511	9,837,928	21,248,727
Smart Foundation VA	5,202,543	6,415,155	11,989,885	21,127,401

Total Net Assets	$98,707,472	$61,333,257	$239,600,535	$353,318,651

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$27.95	$14.06	$14.68	$13.53

Diversifier II/Optimizer/Retirement Planner VA	$28.49	$14.19	$14.82	$13.66

Inflation Protector Variable Annuity	$16.75	$15.32	$14.62	$13.57

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$28.13	$14.10	$14.73	$13.58

PennFreedom	$27.78	$14.01	$14.64	$13.49

Smart Foundation Flex	$14.90	$14.24	$13.59	$12.65

Smart Foundation Plus	$14.92	$14.26	$13.61	$12.67

Smart Foundation VA	$15.01	$14.34	$13.69	$12.74

Number of Shares	5,480,704	4,056,432	15,232,075	24,468,051
Cost of Investments	$69,577,874	$48,475,455	$187,096,369	$277,792,984

The accompanying notes are an integral part of these financial statements.

7

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2014

(continued)

	Moderately Conservative Allocation Fund	Conservative Allocation Fund	High Income Bond Fund II†	Financial Services Fund††
Assets:
Investments at fair value	$104,087,426	$61,909,659	$—	$—
Dividends receivable	—	—	—	—
Receivable for securities sold	—	—	—	—

Liabilities:
Payable for securities purchased	44,958	52,862	—	—

Total Net Assets	$104,042,468	$61,856,797	$—	$—

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$26,619,266	$17,909,452	$—	$—
Diversifier II/Optimizer/Retirement Planner VA	2,108,871	501,465	—	—
Inflation Protector Variable Annuity	12,993,353	4,797,506	—	—
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	16,050,473	11,511,129	—	—
PennFreedom	27,629,940	18,977,596	—	—
Smart Foundation Flex	6,622,325	2,252,428	—	—
Smart Foundation Plus	6,125,376	2,264,681	—	—
Smart Foundation VA	5,892,864	3,642,540	—	—

Total Net Assets	$104,042,468	$61,856,797	$—	$—

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$12.84	$12.01	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$12.97	$12.13	$—	$—

Inflation Protector Variable Annuity	$12.53	$11.33	$—	$—

Olympia XT Advisor	$—	$—	$22.27	$10.63

Penn Freedom Advisor	$—	$—	$21.71	$10.37

Pennant Select	$12.88	$12.05	$—	$—

PennFreedom	$12.80	$11.97	$—	$—

Smart Foundation Flex	$11.79	$10.85	$—	$—

Smart Foundation Plus	$11.80	$10.87	$—	$—

Smart Foundation VA	$11.87	$10.93	$—	$—

Number of Shares	7,633,343	4,862,956	—	—
Cost of Investments	$89,206,920	$57,234,925	$—	$—

†	High Income Bond III Fund held no assets at December 31, 2014 in Account III. However, the fund is an investment option.
††	Financial Services Fund held no assets at December 31, 2014 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

8

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2014

(continued)

	Health Care Fund†††	Russell 2000 1.5x Strategy Fund	Nova Fund	NASDAQ-100 Fund
Assets:
Investments at fair value	$—	$21,284	$161,731	$160,401
Dividends receivable	—	—	—	—
Receivable for securities sold	—	1	6	6

Liabilities:
Payable for securities purchased	—	—	—	—

Total Net Assets	$—	$21,285	$161,737	$160,407

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$—	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA	—	—	—	—
Inflation Protector Variable Annuity	—	—	—	—
Olympia XT Advisor	—	—	161,737	160,407
Penn Freedom Advisor	—	21,285	—	—
Pennant Select	—	—	—	—
PennFreedom	—	—	—	—
Smart Foundation Flex	—	—	—	—
Smart Foundation Plus	—	—	—	—
Smart Foundation VA	—	—	—	—

Total Net Assets	$—	$21,285	$161,737	$160,407

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$—	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$—	$—	$—	$—

Inflation Protector Variable Annuity	$—	$—	$—	$—

Olympia XT Advisor	$26.48	$19.90	$18.64	$25.70

Penn Freedom Advisor	$25.82	$19.41	$18.18	$25.06

Pennant Select	$—	$—	$—	$—

PennFreedom	$—	$—	$—	$—

Smart Foundation Flex	$—	$—	$—	$—

Smart Foundation Plus	$—	$—	$—	$—

Smart Foundation VA	$—	$—	$—	$—

Number of Shares	—	394	1,037	4,760
Cost of Investments	$—	$5,706	$160,835	$160,835

†††	Health Care Fund held no assets at December 31, 2014 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

9

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2014

(continued)

	Technology Fund††††	Inverse S&P 500 Strategy Fund†††††	Government Long Bond 1.2x Strategy Fund††††††	U.S. Government Money Market Fund
Assets:
Investments at fair value	$—	$—	$—	$4,434
Dividends receivable	—	—	—	—
Receivable for securities sold	—	—	—	—

Liabilities:
Payable for securities purchased	—	—	—	—

Total Net Assets	$—	$—	$—	$4,434

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$—	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA	—	—	—	—
Inflation Protector Variable Annuity	—	—	—	—
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	4,434
Pennant Select	—	—	—	—
PennFreedom	—	—	—	—
Smart Foundation Flex	—	—	—	—
Smart Foundation Plus	—	—	—	—
Smart Foundation VA	—	—	—	—

Total Net Assets	$—	$—	$—	$4,434

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$—	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$—	$—	$—	$—

Inflation Protector Variable Annuity	$—	$—	$—	$—

Olympia XT Advisor	$18.02	$2.46	$21.88	$9.38

Penn Freedom Advisor	$17.57	$2.40	$21.34	$9.15

Pennant Select	$—	$—	$—	$—

PennFreedom	$—	$—	$—	$—

Smart Foundation Flex	$—	$—	$—	$—

Smart Foundation Plus	$—	$—	$—	$—

Smart Foundation VA	$—	$—	$—	$—

Number of Shares	—	—	—	4,434
Cost of Investments	$—	$—	$—	$4,434

††††	Technology Fund held no assets at December 31, 2014 in Account III. However, the fund is an investment option.
†††††	Inverse S&P 500 Strategy Fund held no assets at December 31, 2014 in Account III. However, the fund is an investment option.
††††††	Government Long Bond 1.2x Strategy Fund held no assets at December 31, 2014 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

10

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2014

(continued)

	Utilites Fund††††††	Equity Income Portfolio II†††††††	International Stock Portfolio††††††††
Assets:
Investments at fair value	$—	$—	$—
Dividends receivable	—	—	—
Receivable for securities sold	—	—	—

Liabilities:
Payable for securities purchased	—	—	—

Total Net Assets	$—	$—	$—

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA	—	—	—
Inflation Protector Variable Annuity	—	—	—
Olympia XT Advisor	—	—	—
Penn Freedom Advisor	—	—	—
Pennant Select	—	—	—
PennFreedom	—	—	—
Smart Foundation Flex	—	—	—
Smart Foundation Plus	—	—	—
Smart Foundation VA	—	—	—

Total Net Assets	$—	$—	$—

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$—	$—	$—

Inflation Protector Variable Annuity	$—	$—	$—

Olympia XT Advisor	$18.69	$18.42	$16.34

Penn Freedom Advisor	$18.23	$18.21	$15.94

Pennant Select	$—	$—	$—

PennFreedom	$—	$—	$—

Smart Foundation Flex	$—	$—	$—

Smart Foundation Plus	$—	$—	$—

Smart Foundation VA	$—	$—	$—

Number of Shares	—	—	—
Cost of Investments	$—	$—	$—

†††††††	Utilities Fund held no assets at December 31, 2014 in Account III. However, the fund is an investment option.
††††††††	Equity Income Portfolio II Fund held no assets at December 31, 2014 in Account III. However, the fund is an investment option.
†††††††††	International Stock Portfolio Fund held no assets at December 31, 2014 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

11

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2014

	Total	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
Net Investment Income (Loss):
Dividends	$9,190	$8,903	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	73,972,711	1,150,867	1,223,590	3,559,785	1,717,984

Net investment income (loss)	(73,963,521)	(1,141,964)	(1,223,590)	(3,559,785)	(1,717,984)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	225,832,705	—	455,946	6,938,593	8,299,616
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	225,832,705	—	455,946	6,938,593	8,299,616
Net change in unrealized gain (loss) of investments	266,402,296	—	(310,196)	6,738,279	(5,994,467)

Net realized and unrealized gain (loss) on investments	492,235,001	—	145,750	13,676,872	2,305,149

Net increase (decrease) in net assets resulting from operations	$418,271,480	$(1,141,964)	$(1,077,840)	$10,117,087	$587,165

The accompanying notes are an integral part of these financial statements.

12

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2014

(continued)

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund	Large Core Growth Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	32,656,996	721,492	2,179,299	317,028	794,738

Net investment income (loss)	(32,656,996)	(721,492)	(2,179,299)	(317,028)	(794,738)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	71,544,217	3,282,007	11,739,490	1,678,197	4,287,172
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	71,544,217	3,282,007	11,739,490	1,678,197	4,287,172
Net change in unrealized gain (loss) of investments	212,607,950	1,896,190	1,935,100	950,434	383,576

Net realized and unrealized gain (loss) on investments	284,152,167	5,178,197	13,674,590	2,628,631	4,670,748

Net increase (decrease) in net assets resulting from operations	$251,495,171	$4,456,705	$11,495,291	$2,311,603	$3,876,010

The accompanying notes are an integral part of these financial statements.

13

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2014

(continued)

	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	1,495,644	1,156,338	2,917,681	1,001,875	1,442,360

Net investment income (loss)	(1,495,644)	(1,156,338)	(2,917,681)	(1,001,875)	(1,442,360)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	6,279,910	5,377,568	12,753,636	5,975,681	8,785,337
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	6,279,910	5,377,568	12,753,636	5,975,681	8,785,337
Net change in unrealized gain (loss) of investments	6,261,725	4,144,946	15,635,717	1,074,912	5,660,191

Net realized and unrealized gain (loss) on investments	12,541,635	9,522,514	28,389,353	7,050,593	14,445,528

Net increase (decrease) in net assets resulting from operations	$11,045,991	$8,366,176	$25,471,672	$6,048,718	$13,003,168

The accompanying notes are an integral part of these financial statements.

14

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2014

(continued)

	Mid Core Value Fund	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	568,907	452,776	494,400	643,111	2,022,956

Net investment income (loss)	(568,907)	(452,776)	(494,400)	(643,111)	(2,022,956)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	2,943,722	2,589,742	2,859,444	3,420,771	11,854,151
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	2,943,722	2,589,742	2,859,444	3,420,771	11,854,151
Net change in unrealized gain (loss) of investments	3,786,761	(2,431,204)	451,001	446,453	(765,732)

Net realized and unrealized gain (loss) on investments	6,730,483	158,538	3,310,445	3,867,224	11,088,419

Net increase (decrease) in net assets resulting from operations	$6,161,576	$(294,238)	$2,816,045	$3,224,113	$9,065,463

The accompanying notes are an integral part of these financial statements.

15

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2014

(continued)

	Small Cap Index Fund	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	592,202	663,184	2,899,213	1,440,983	1,171,341

Net investment income (loss)	(592,202)	(663,184)	(2,899,213)	(1,440,983)	(1,171,341)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	3,188,497	2,428,393	4,551,248	2,435,224	11,042,956
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	3,188,497	2,428,393	4,551,248	2,435,224	11,042,956
Net change in unrealized gain (loss) of investments	(1,132,393)	(5,505,479)	2,112,140	(7,781,549)	12,443,897

Net realized and unrealized gain (loss) on investments	2,056,104	(3,077,086)	6,663,388	(5,346,325)	23,486,853

Net increase (decrease) in net assets resulting from operations	$1,463,902	$(3,740,270)	$3,764,175	$(6,787,308)	$22,315,512

The accompanying notes are an integral part of these financial statements.

16

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2014

(continued)

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	771,711	3,071,962	4,616,042	1,394,020	829,932

Net investment income (loss)	(771,711)	(3,071,962)	(4,616,042)	(1,394,020)	(829,932)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	2,698,411	9,374,266	12,194,971	4,791,593	2,007,588
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	2,698,411	9,374,266	12,194,971	4,791,593	2,007,588
Net change in unrealized gain (loss) of investments	1,113,434	4,877,037	6,908,168	531,161	389,746

Net realized and unrealized gain (loss) on investments	3,811,845	14,251,303	19,103,139	5,322,754	2,397,334

Net increase (decrease) in net assets resulting from operations	$3,040,134	$11,179,341	$14,487,097	$3,928,734	$1,567,402

The accompanying notes are an integral part of these financial statements.

17

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2014

(continued)

	High Income Bond Fund II†	Financial Services Fund††	Health Care Fund†††	Russell 2000 1.5x Strategy Fund	Nova Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	1	—	—	1,073	1,550

Net investment income (loss)	(1)	—	—	(1,073)	(1,550)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	52	—	—	4,683	22,605
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	52	—	—	4,683	22,605
Net change in unrealized gain (loss) of investments	(44)	—	—	(4,394)	(14,440)

Net realized and unrealized gain (loss) on investments	8	—	—	289	8,165

Net increase (decrease) in net assets resulting from operations	$7	$—	$—	$(784)	$6,615

†	High Income Bond III Fund held no assets at December 31, 2014 in Account III. However, the fund is an investment option.
††	Financial Services Fund held no assets at December 31, 2014 in Account III. However, the fund is an investment option.
†††	Health Care Fund held no assets at December 31, 2014 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

18

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2014

(continued)

	NASDAQ-100 Fund	Technology Fund††††	Inverse S&P 500 Strategy Fund†††††	Government Long Bond 1.2x Strategy Fund††††††	U.S. Government Money Market Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$287	$—

Expense:
Mortality and expense risk and administration charges	1,038	—	—	397	231

Net investment income (loss)	(1,038)	—	—	(110)	(231)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	17,591	—	—	8,693	—
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	17,591	—	—	8,693	—
Net change in unrealized gain (loss) of investments	(5,813)	—	—	—	—

Net realized and unrealized gain (loss) on investments	11,778	—	—	8,693	—

Net increase (decrease) in net assets resulting from operations	$10,740	$—	$—	$8,583	$(231)

††††	Technology Fund held no assets at December 31, 2014 in Account III. However, the fund is an investment option.
†††††	Inverse S&P 500 Strategy Fund held no assets at December 31, 2014 in Account III. However, the fund is an investment option.
††††††	Government Long Bond 1.2x Strategy Fund held no assets at December 31, 2014 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

19

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2014

(continued)

	Utilites Fund†††††††	Equity Income Portfolio II††††††††	International Stock Portfolio†††††††††
Net Investment Income (Loss):
Dividends	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	—	3	1

Net investment income (loss)	—	(3)	(1)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	—	600	134
Realized gains distributions	—	—	—

Net realized gain (loss) from investment transactions	—	600	134
Net change in unrealized gain (loss) of investments	—	(654)	(157)

Net realized and unrealized gain (loss) on investments	—	(54)	(23)

Net increase (decrease) in net assets resulting from operations	$—	$(57)	$(24)

†††††††	Utilities Fund held no assets at December 31, 2014 in Account III. However, the fund is an investment option.
††††††††	Equity Income Portfolio II Fund held no assets at December 31, 2014 in Account III. However, the fund is an investment option.
†††††††††	International Stock Portfolio Fund held no assets at December 31, 2014 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

20

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

	Total		Money Market Fund		Limited Maturity Bond Fund
	2014	2013	2014	2013	2014	2013
Operations:
Net investment income (loss)	$(73,963,521)	$(63,176,390)	$(1,141,964)	$(1,003,167)	$(1,223,590)	$(1,209,478)
Net realized gains (losses) from investment transactions	225,832,705	159,010,538	—	—	455,946	1,764,912
Net change in unrealized gain (loss) of investments	266,402,296	676,914,151	—	—	(310,196)	(1,852,278)

Net increase (decrease) in net assets resulting from operations	418,271,480	772,748,299	(1,141,964)	(1,003,167)	(1,077,840)	(1,296,844)

Variable Annuity Activities:
Purchase payments	431,336,706	504,434,246	8,019,846	15,653,571	4,910,573	11,430,013
Surrender benefits	(373,062,382)	(328,254,587)	(26,204,744)	(20,154,833)	(7,809,384)	(8,424,152)
Net transfers	156,443,129	183,691,920	28,434,155	(1,399,737)	14,478,404	(18,742,475)
Payments for supplementary contracts without life contingency	(5,180)	(4,722)	—	—	—	—
Payments for supplementary contracts with life contingency	(102,295)	(92,068)	—	—	—	—
Contract administration charges	(50,951,770)	(41,202,632)	(963,535)	(734,552)	(905,530)	(815,932)
Annuity benefits	(43,673,948)	(40,083,911)	(894,525)	(1,298,185)	(1,138,235)	(1,282,214)

Net increase (decrease) in net assets resulting from variable annuity activities	119,984,260	278,488,246	8,391,197	(7,933,736)	9,535,828	(17,834,760)

Total increase (decrease) in net assets	538,255,740	1,051,236,545	7,249,233	(8,936,903)	8,457,988	(19,131,604)
Net Assets:
Beginning of year	5,388,763,456	4,337,526,911	76,956,135	85,893,038	90,783,913	109,915,517

End of year	$5,927,019,196	$5,388,763,456	$84,205,368	$76,956,135	$99,241,901	$90,783,913

	Quality Bond Fund		High Yield Bond Fund		Flexibly Managed Fund
	2014	2013	2,014	2013	2014	2013
Operations:
Net investment income (loss)	$(3,559,785)	$(4,004,511)	$(1,717,984)	$(1,636,672)	$(32,656,996)	$(26,251,887)
Net realized gains (losses) from investment transactions	6,938,593	17,023,885	8,299,616	10,208,193	71,544,217	32,594,611
Net change in unrealized gain (loss) of investments	6,738,279	(26,695,736)	(5,994,467)	(651,208)	212,607,950	367,759,701

Net increase (decrease) in net assets resulting from operations	10,117,087	(13,676,362)	587,165	7,920,313	251,495,171	374,102,425

Variable Annuity Activities:
Purchase payments	12,825,145	24,084,047	8,374,201	10,722,260	232,381,536	241,903,347
Surrender benefits	(20,413,631)	(22,898,975)	(9,601,973)	(9,789,590)	(152,930,949)	(128,533,482)
Net transfers	(12,131,143)	(50,179,768)	4,042,063	258,550	78,675,222	165,334,653
Payments for supplementary contracts without life contingency	(297)	(309)	(440)	(437)	(1,787)	(1,640)
Payments for supplementary contracts with life contingency	—	—	(2,215)	(2,153)	(27,415)	(25,109)
Contract administration charges	(2,410,297)	(2,641,011)	(1,133,432)	(1,022,177)	(22,233,504)	(16,671,275)
Annuity benefits	(2,928,064)	(4,332,383)	(1,366,359)	(1,005,861)	(19,417,882)	(14,709,725)

Net increase (decrease) in net assets resulting from variable annuity activities	(25,058,287)	(55,968,399)	311,845	(839,408)	116,445,221	247,296,769

Total increase (decrease) in net assets	(14,941,200)	(69,644,761)	899,010	7,080,905	367,940,392	621,399,194
Net Assets:
Beginning of year	282,321,370	351,966,131	129,687,090	122,606,185	2,307,823,488	1,686,424,294

End of year	$267,380,170	$282,321,370	$130,586,100	$129,687,090	$2,675,763,880	$2,307,823,488

The accompanying notes are an integral part of these financial statements.

21

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(continued)

	Balanced Fund		Large Growth Stock Fund		Large Cap Growth Fund
	2014	2013	2014	2013	2014	2013
Operations:
Net investment income (loss)	$(721,492)	$(682,290)	$(2,179,299)	$(1,746,439)	$(317,028)	$(299,856)
Net realized gains (losses) from investment transactions	3,282,007	3,200,568	11,739,490	9,890,212	1,678,197	1,808,252
Net change in unrealized gain (loss) of investments	1,896,190	4,945,831	1,935,100	35,932,654	950,434	3,056,371

Net increase (decrease) in net assets resulting from operations	4,456,705	7,464,109	11,495,291	44,076,427	2,311,603	4,564,767

Variable Annuity Activities:
Purchase payments	2,946,778	4,549,130	14,270,380	13,895,152	2,160,387	1,719,168
Surrender benefits	(4,137,305)	(4,826,696)	(8,932,118)	(8,618,175)	(1,771,839)	(1,558,064)
Net transfers	1,322,108	(442,892)	3,363,527	(524,722)	(1,300,294)	(2,481,657)
Payments for supplementary contracts without life contingency	—	—	(993)	(860)	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(492,751)	(453,991)	(1,311,567)	(982,227)	(200,701)	(198,935)
Annuity benefits	(820,649)	(596,723)	(1,190,141)	(697,573)	(171,727)	(195,289)

Net increase (decrease) in net assets resulting from variable annuity activities	(1,181,819)	(1,771,172)	6,199,088	3,071,595	(1,284,174)	(2,714,777)

Total increase (decrease) in net assets	3,274,886	5,692,937	17,694,379	47,148,022	1,027,429	1,849,990
Net Assets:
Beginning of year	54,699,169	49,006,232	161,971,873	114,823,851	24,532,544	22,682,554

End of year	$57,974,055	$54,699,169	$179,666,252	$161,971,873	$25,559,973	$24,532,544

	Large Core Growth Fund		Large Cap Value Fund		Large Core Value Fund
	2014	2013	2014	2013	2014	2013
Operations:
Net investment income (loss)	$(794,738)	$(692,232)	$(1,495,644)	$(1,275,880)	$(1,156,338)	$(1,045,306)
Net realized gains (losses) from investment transactions	4,287,172	2,285,714	6,279,910	2,213,192	5,377,568	2,906,973
Net change in unrealized gain (loss) of investments	383,576	15,557,757	6,261,725	26,498,292	4,144,946	18,177,785

Net increase (decrease) in net assets resulting from operations	3,876,010	17,151,239	11,045,991	27,435,604	8,366,176	20,039,452

Variable Annuity Activities:
Purchase payments	2,927,840	2,774,804	4,036,727	4,068,393	3,204,546	4,206,019
Surrender benefits	(4,652,959)	(4,356,631)	(9,256,869)	(7,335,077)	(6,207,377)	(5,974,334)
Net transfers	(1,226,468)	413,469	5,056,268	1,271,081	140,127	993,481
Payments for supplementary contracts without life contingency	—	—	(1,042)	(925)	—	—
Payments for supplementary contracts with life contingency	—	—	(18,431)	(16,339)	(21,698)	(19,356)
Contract administration charges	(303,508)	(239,606)	(664,912)	(557,878)	(644,050)	(561,407)
Annuity benefits	(327,164)	(695,599)	(1,030,889)	(1,595,994)	(785,870)	(856,084)

Net increase (decrease) in net assets resulting from variable annuity activities	(3,582,259)	(2,103,563)	(1,879,148)	(4,166,739)	(4,314,322)	(2,211,681)

Total increase (decrease) in net assets	293,751	15,047,676	9,166,843	23,268,865	4,051,854	17,827,771
Net Assets:
Beginning of year	63,350,383	48,302,707	112,888,785	89,619,920	89,601,755	71,773,984

End of year	$63,644,134	$63,350,383	$122,055,628	$112,888,785	$93,653,609	$89,601,755

The accompanying notes are an integral part of these financial statements.

22

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(continued)

	Index 500 Fund		Mid Cap Growth Fund		Mid Cap Value Fund
	2014	2013	2014	2013	2014	2013
Operations:
Net investment income (loss)	$(2,917,681)	$(2,244,875)	$(1,001,875)	$(884,710)	$(1,442,360)	$(1,172,168)
Net realized gains (losses) from investment transactions	12,753,636	6,137,708	5,975,681	3,382,107	8,785,337	4,087,390
Net change in unrealized gain (loss) of investments	15,635,717	41,619,499	1,074,912	18,266,930	5,660,191	23,534,903

Net increase (decrease) in net assets resulting from operations	25,471,672	45,512,332	6,048,718	20,764,327	13,003,168	26,450,125

Variable Annuity Activities:
Purchase payments	15,832,169	15,926,900	3,142,171	3,604,451	8,403,787	8,838,141
Surrender benefits	(12,433,741)	(10,023,607)	(4,936,960)	(4,443,136)	(7,164,452)	(5,691,635)
Net transfers	12,332,348	20,528,540	(2,389,342)	(2,608,257)	(2,266,670)	3,121,934
Payments for supplementary contracts without life contingency	(621)	(551)	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(2,033,989)	(1,428,007)	(628,477)	(534,472)	(846,861)	(629,596)
Annuity benefits	(1,849,874)	(1,001,760)	(664,187)	(563,299)	(905,920)	(679,890)

Net increase (decrease) in net assets resulting from variable annuity activities	11,846,292	24,001,515	(5,476,795)	(4,544,713)	(2,780,116)	4,958,954

Total increase (decrease) in net assets	37,317,964	69,513,847	571,923	16,219,614	10,223,052	31,409,079
Net Assets:
Beginning of year	208,588,587	139,074,740	77,594,155	61,374,541	106,660,713	75,251,634

End of year	$245,906,551	$208,588,587	$78,166,078	$77,594,155	$116,883,765	$106,660,713

	Mid Core Value Fund		SMID Cap Growth Fund		SMID Cap Value Fund
	2014	2013	2014	2013	2014	2013
Operations:
Net investment income (loss)	$(568,907)	$(477,726)	$(452,776)	$(308,132)	$(494,400)	$(334,163)
Net realized gains (losses) from investment transactions	2,943,722	1,446,349	2,589,742	2,055,726	2,859,444	2,001,683
Net change in unrealized gain (loss) of investments	3,786,761	7,895,319	(2,431,204)	6,136,063	451,001	5,760,517

Net increase (decrease) in net assets resulting from operations	6,161,576	8,863,942	(294,238)	7,883,657	2,816,045	7,428,037

Variable Annuity Activities:
Purchase payments	4,251,499	4,935,957	3,906,143	3,755,403	4,494,642	5,110,918
Surrender benefits	(3,269,131)	(2,513,307)	(1,164,393)	(1,043,292)	(1,576,365)	(1,205,182)
Net transfers	1,723,415	(987,410)	3,211,524	3,608,731	4,448,878	3,210,253
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(392,744)	(297,711)	(346,570)	(224,638)	(378,526)	(246,095)
Annuity benefits	(395,886)	(389,244)	(103,541)	6,221	(215,945)	(73,976)

Net increase (decrease) in net assets resulting from variable annuity activities	1,917,153	748,285	5,503,163	6,102,425	6,772,684	6,795,918

Total increase (decrease) in net assets	8,078,729	9,612,227	5,208,925	13,986,082	9,588,729	14,223,955
Net Assets:
Beginning of year	41,597,269	31,985,042	31,138,018	17,151,936	32,550,681	18,326,726

End of year	$49,675,998	$41,597,269	$36,346,943	$31,138,018	$42,139,410	$32,550,681

The accompanying notes are an integral part of these financial statements.

23

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(continued)

	Small Cap Growth Fund		Small Cap Value Fund		Small Cap Index Fund
	2014	2013	2014	2013	2014	2013
Operations:
Net investment income (loss)	$(643,111)	$(594,306)	$(2,022,956)	$(1,712,275)	$(592,202)	$(440,276)
Net realized gains (losses) from investment transactions	3,420,771	4,613,587	11,854,151	8,517,015	3,188,497	1,929,487
Net change in unrealized gain (loss) of investments	446,453	10,405,251	(765,732)	35,251,697	(1,132,393)	8,660,545

Net increase (decrease) in net assets resulting from operations	3,224,113	14,424,532	9,065,463	42,056,437	1,463,902	10,149,756

Variable Annuity Activities:
Purchase payments	2,452,101	2,752,824	11,077,666	9,968,635	3,626,090	4,847,302
Surrender benefits	(2,541,777)	(2,603,738)	(9,380,868)	(9,815,043)	(1,267,440)	(1,404,169)
Net transfers	(281,866)	(8,073,080)	(1,170,234)	4,668,529	1,966,020	5,446,195
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	(29,115)	(25,917)	—	—
Contract administration charges	(291,632)	(255,216)	(1,161,928)	(911,083)	(491,519)	(355,564)
Annuity benefits	(434,510)	(391,447)	(1,091,116)	(1,178,856)	(231,654)	(90,596)

Net increase (decrease) in net assets resulting from variable annuity activities	(1,097,684)	(8,570,657)	(1,755,595)	2,706,265	3,601,497	8,443,168

Total increase (decrease) in net assets	2,126,429	5,853,875	7,309,868	44,762,702	5,065,399	18,592,924
Net Assets:
Beginning of year	51,089,120	45,235,245	156,251,206	111,488,504	42,520,607	23,927,683

End of year	$53,215,549	$51,089,120	$163,561,074	$156,251,206	$47,586,006	$42,520,607

	Developed International Index Fund		International Equity Fund		Emerging Markets Equity Fund
	2014	2013	2014	2013	2014	2013
Operations:
Net investment income (loss)	$(663,184)	$(521,135)	$(2,899,213)	$(2,691,318)	$(1,440,983)	$(1,368,849)
Net realized gains (losses) from investment transactions	2,428,393	1,118,485	4,551,248	(337,525)	2,435,224	3,183,115
Net change in unrealized gain (loss) of investments	(5,505,479)	6,586,755	2,112,140	12,371,394	(7,781,549)	(4,394,351)

Net increase (decrease) in net assets resulting from operations	(3,740,270)	7,184,105	3,764,175	9,342,551	(6,787,308)	(2,580,085)

Variable Annuity Activities:
Purchase payments	3,405,630	4,590,777	9,549,883	12,765,487	7,113,808	8,424,854
Surrender benefits	(1,836,834)	(1,100,527)	(13,532,619)	(14,123,097)	(5,812,579)	(5,281,875)
Net transfers	4,770,882	3,804,924	4,976,181	14,407,848	1,415,322	8,074,166
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(580,032)	(445,798)	(1,789,601)	(1,543,560)	(1,084,314)	(981,675)
Annuity benefits	(100,340)	(160,170)	(1,357,970)	(1,708,480)	(479,903)	(583,848)

Net increase (decrease) in net assets resulting from variable annuity activities	5,659,306	6,689,206	(2,154,126)	9,798,198	1,152,334	9,651,622

Total increase (decrease) in net assets	1,919,036	13,873,311	1,610,049	19,140,749	(5,634,974)	7,071,537
Net Assets:
Beginning of year	47,446,590	33,573,279	219,057,521	199,916,772	110,201,487	103,129,950

End of year	$49,365,626	$47,446,590	$220,667,570	$219,057,521	$104,566,513	$110,201,487

The accompanying notes are an integral part of these financial statements.

24

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMEBER 31, 2014 AND 2013

(continued)

	Real Estate Securities Fund		Aggressive Allocation Fund		Moderately Aggressive Allocation Fund		Moderate Allocation Fund
	2014	2013	2014	2013	2014	2013	2014	2013
Operations:
Net investment income (loss)	$(1,171,341)	$(1,035,885)	$(771,711)	$(618,208)	$(3,071,962)	$(2,562,197)	$(4,616,042)	$(4,142,846)
Net realized gains (losses) from investment transactions	11,042,956	4,751,895	2,698,411	3,098,951	9,374,266	9,045,036	12,194,971	12,722,893
Net change in unrealized gain (loss) of investments	12,443,897	(2,850,237)	1,113,434	6,301,930	4,877,037	25,160,466	6,908,168	28,665,333

Net increase (decrease) in net assets resulting from operations	22,315,512	865,773	3,040,134	8,782,673	11,179,341	31,643,305	14,487,097	37,245,380

Variable Annuity Activities:
Purchase payments	6,795,331	8,036,502	7,671,586	7,079,100	14,795,889	21,929,729	21,298,425	34,245,462
Surrender benefits	(4,950,229)	(4,471,054)	(2,783,303)	(2,863,535)	(13,527,569)	(8,356,315)	(20,847,143)	(16,161,167)
Net transfers	(5,062,036)	8,383,349	577,015	1,836,549	9,695,716	8,766,717	3,586,891	7,569,200
Payments for supplementary contracts without life contingency	—	—	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	(3,421)	(3,194)	—	—	—	—	—	—
Contract administration charges	(806,842)	(691,347)	(661,649)	(518,799)	(2,547,701)	(2,120,488)	(3,915,379)	(3,430,483)
Annuity benefits	(758,171)	(433,116)	(603,984)	—	(880,425)	(1,319,767)	(1,625,579)	(1,210,248)

Net increase (decrease) in net assets resulting from variable annuity activities	(4,785,368)	10,821,140	4,199,665	5,533,315	7,535,910	18,899,876	(1,502,785)	21,012,764

Total increase (decrease) in net assets	17,530,144	11,686,913	7,239,799	14,315,988	18,715,251	50,543,181	12,984,312	58,258,144
Net Assets:
Beginning of year	81,177,328	69,490,415	54,093,458	39,777,470	220,885,284	170,342,103	340,334,339	282,076,195

End of year	$98,707,472	$81,177,328	$61,333,257	$54,093,458	$239,600,535	$220,885,284	$353,318,651	$340,334,339

	Moderately Conservative Allocation Fund		Conservative Allocation Fund		High Income Bond Fund II†		Financial Services Fund††
	2014	2013	2014	2013	2014	2013	2014	2013
Operations:
Net investment income (loss)	$(1,394,020)	$(1,347,316)	$(829,932)	$(874,786)	$(1)	$5,861	$—	$—
Net realized gains (losses) from investment transactions	4,791,593	4,380,966	2,007,588	2,924,078	52	6,301	—	—
Net change in unrealized gain (loss) of investments	531,161	4,776,688	389,746	17,575	(44)	(7,916)	—	—

Net increase (decrease) in net assets resulting from operations	3,928,734	7,810,338	1,567,402	2,066,867	7	4,246	—	—

Variable Annuity Activities:
Purchase payments	6,469,206	9,179,057	992,721	3,436,843	—	—	—	—
Surrender benefits	(8,097,819)	(9,041,975)	(5,999,302)	(5,498,599)	(792)	(97,375)	—	—
Net transfers	(3,260,452)	8,432,188	1,315,599	(997,993)	—	(367)	—	—
Payments for supplementary contracts without life contingency	—	—	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—	—	—
Contract administration charges	(1,103,576)	(1,056,562)	(626,013)	(651,833)	—	(58)	—	—
Annuity benefits	(964,091)	(1,131,132)	(939,347)	(1,908,673)	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	(6,956,732)	6,381,576	(5,256,342)	(5,620,255)	(792)	(97,800)	—	—

Total increase (decrease) in net assets	(3,027,998)	14,191,914	(3,688,940)	(3,553,388)	(785)	(93,554)	—	—
Net Assets:
Beginning of year	107,070,466	92,878,552	65,545,737	69,099,125	785	94,339	—	—

End of year	$104,042,468	$107,070,466	$61,856,797	$65,545,737	$—	$785	$—	$—

†	High Income Bond Fund II held no assets at December 31, 2014 in Account III. However, the fund is an investment option.
††	Financial Services Fund held no assets at December 31, 2013 and 2014 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

25

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMEBER 31, 2014 AND 2013

(continued)

	Health Care Fund†††		Russell 2000 1.5x Strategy Fund		Nova Fund
	2014	2013	2014	2013	2014	2013
Operations:
Net investment income (loss)	$—	$—	$(1,073)	$(654)	$(1,550)	$(1,734)
Net realized gains (losses) from investment transactions	—	—	4,683	19,528	22,605	14,298
Net change in unrealized gain (loss) of investments	—	—	(4,394)	8,336	(14,440)	14,855

Net increase (decrease) in net assets resulting from operations	—	—	(784)	27,210	6,615	27,419

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	—	—	(4,102)	(2,109)	(6,324)	(12,004)
Net transfers	—	—	(88,734)	(6,040)	35,980	26,322
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	—	—	(161)	(111)	(186)	(224)
Annuity benefits	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	—	—	(92,997)	(8,260)	29,470	14,094

Total increase (decrease) in net assets	—	—	(93,781)	18,950	36,085	41,513
Net Assets:
Beginning of year	—	—	115,066	96,116	125,652	84,139

End of year	$—	$—	$21,285	$115,066	$161,737	$125,652

	NASDAQ-100 Fund		Technology Fund††††		Inverse S&P 500 Strategy Fund†††††
	2014	2013	2014	2013	2014	2013
Operations:
Net investment income (loss)	$(1,038)	$(488)	$—	$—	$—	$—
Net realized gains (losses) from investment transactions	17,591	5,142	—	—	—	—
Net change in unrealized gain (loss) of investments	(5,813)	5,847	—	—	—	—

Net increase (decrease) in net assets resulting from operations	10,740	10,501	—	—	—	—

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	(4,200)	(2,496)	—	—	—	—
Net transfers	61,076	(19,258)	—	—	—	—
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(125)	(59)	—	—	—	—
Annuity benefits	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	56,751	(21,813)	—	—	—	—

Total increase (decrease) in net assets	67,491	(11,312)	—	—	—	—
Net Assets:
Beginning of year	92,916	104,228	—	—	—	—

End of year	$160,407	$92,916	$—	$—	$—	$—

†††	Health Care Fund held no assets at December 31, 2013 and 2014 in Account III. However, the fund is an investment option.
††††	Technology Fund held no assets at December 31, 2013 and 2014 in Account III. However, the fund is an investment option.
†††††	Inverse S&P 500 Strategy Fund held no assets at December 31, 2013 and 2014 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

26

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMEBER 31, 2014 AND 2013

(continued)

	Government Long Bond 1.2x Strategy Fund††††††		U.S. Government Money Market Fund		Utilities Fund†††††††
	2014	2013	2014	2013	2014	2013
Operations:
Net investment income (loss)	$(110)	$(216)	$(231)	$(216)	$—	$—
Net realized gains (losses) from investment transactions	8,693	3,698	—	—	—	—
Net change in unrealized gain (loss) of investments	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from operations	8,583	3,482	(231)	(216)	—	—

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	—	(1,956)	(2,255)	(193)	—	—
Net transfers	(8,535)	(1,424)	180	323	—	—
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(48)	(102)	(110)	(108)	—	—
Annuity benefits	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	(8,583)	(3,482)	(2,185)	22	—	—

Total increase (decrease) in net assets	—	—	(2,416)	(194)	—	—
Net Assets:
Beginning of year	—	—	6,850	7,044	—	—

End of year	$—	$—	$4,434	$6,850	$—	$—

	Equity Income Portfolio II††††††††		International Stock Portfolio†††††††††
	2014	2013	2014	2013
Operations:
Net investment income (loss)	$(3)	$(9)	$(1)	$(45)
Net realized gains (losses) from investment transactions	600	5,635	134	478
Net change in unrealized gain (loss) of investments	(654)	(2,434)	(157)	17

Net increase (decrease) in net assets resulting from operations	(57)	3,192	(24)	450

Variable Annuity Activities:
Purchase payments	—	—	—	—
Surrender benefits	(2,234)	(19,819)	(803)	(7,373)
Net transfers	1	(1)	1	(1)
Payments for supplementary contracts without life contingency	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—
Contract administration charges	—	(38)	—	(14)
Annuity benefits	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	(2,233)	(19,858)	(802)	(7,388)

Total increase (decrease) in net assets	(2,290)	(16,666)	(826)	(6,938)
Net Assets:
Beginning of year	2,290	18,956	826	7,764

End of year	$—	$2,290	$—	$826

††††††	Government Long Bond 1.2x Strategy Fund held no assets at December 31, 2013 and 2014 in Account III. However, the fund is an investment option.
†††††††	Utilities Fund held no assets at December 31, 2013 and 2014 in Account III. However, the fund is an investment option.
††††††††	Equity Income Portfolio II Fund held no assets at December 31, 2014 in Account III. However, the fund is an investment option.
†††††††††	International Stock Portfolio Fund held no assets at December 31, 2014 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

27

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

Notes to Financial Statements — December 31, 2014

Note 1.    Organization

Penn Mutual Variable Annuity Account III (“Account III”) was established by The Penn Mutual Life Insurance Company (“Penn Mutual”) under the provisions of the Pennsylvania Insurance Law. Account III is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account III offers units to variable annuity contract owners to provide for the accumulation of value and for the payment of annuities. Account III contains contracts of the Diversifier II, Optimizer, Commander, Penn Freedom, Enhanced Credit Variable Annuity, Pennant Select, Olympia XT Advisor, Penn Freedom Advisor, Retirement Planner VA, Inflation Protector, Smart Foundation Flex, Smart Foundation Plus and Smart Foundation VA variable annuity products. Under applicable insurance law, the assets and liabilities of Account III are legally segregated from Penn Mutual’s other assets and liabilities.

Note 2.    Significant Accounting Policies

The preparation of the accompanying financial statements and notes are in accordance with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and contract transactions during the reporting period. Actual results could differ significantly with those estimates.

The significant accounting policies of Account III are as follows:

Investments — Assets of Account III are invested into subaccounts which are invested in shares of Penn Series Funds, Inc. (“Penn Series”), an affiliated entity of Penn Mutual: Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds; Federated Insurance Series (“Federated”): High Income Bond Fund II; Rydex Variable Trust (“Rydex”): Financial Services, Health Care, Russell 2000 1.5x Strategy, Nova, NASDAQ-100, Technology, Inverse S&P 500 Strategy, Government Long Bond 1.2x Strategy, U.S. Government Money Market, and Utilities Funds; T. Rowe Price Equity Series, Inc. (“T. Rowe”): Equity Income Portfolio II, and T. Rowe Price International Series, Inc. (“T. Rowe”): International Stock Portfolio.

Penn Series, Federated, Rydex, and T. Rowe are open-end diversified management investment companies.

REVISIONS The Financial Highlights within Note 6 for the years ended December 31, 2013, 2012, 2011, and 2010 have been adjusted to incorporate the correct expense ratios at the lowest and highest level of the range. The expense ratios for the V.I. Capital Appreciation, Federated, Rydex and T. Rowe Funds had incorrectly reflected the lowest and highest level of the range for all products within Account III for those respective years. The correction resulted in an increase in the lowest level expense ratio disclosed for each fund by 0.15% for the years ended December 31, 2013, 2012, 2011 and 2010 and a decrease in the highest level expense ratio disclosed for each fund by 0.05% for the years ended December 31, 2013, 2012 and 2011.

The Financial Highlights within Note 6 for the years ended December 31 2010, have also been adjusted to incorporate the correct expense ratios at the highest level of the range for the Penn Series Funds. The expense ratios had incorrectly reflected the highest level of the range for all products within Account III for this year. The correction resulted in an increase in the highest level expense ratio disclosed for each fund by 0.05% for the year ended December 31, 2010.

The corrections to the Financial Highlights impacted disclosures only and are not considered material to the previously issued financial statements as the correct percentages per the respective prospectuses were utilized to calculate the actual expenses.

The investment in shares of these funds or portfolios are carried at fair market value as determined by the underlying net asset value of the respective funds or portfolios. Investment transactions are accounted for on a trade date basis. The resulting net unrealized gains (losses) are reflected in the Statements of Operations. Realized gains (losses) from securities transactions are determined for federal income tax and for financial reporting purposes on the FIFO cost basis.

28

Note 2.    Significant Accounting Policies (continued)

The amounts shown as receivable for securities sold and payable for securities purchased on the Statements of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the contract owners’ instructions on the first business day subsequent to the close of the period presented.

All dividend distributions received from the underlying Penn Series Funds are reinvested in additional shares of these Funds and are recorded by Account III on the ex-dividend date. The Penn Series Funds have utilized consent dividends to effectively distribute income for income tax purposes. Account III consents to treat these amounts as dividend income for tax purposes although they are not paid by the underlying Penn Series Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

For the year ended December 31, 2014, consent dividends in Account III were:

Consent Dividends
Limited Maturity Bond Fund	$1,006,311
Quality Bond Fund	9,616,676
High Yield Bond Fund	8,697,638
Flexibly Managed Fund	323,148,299
Balanced Fund	2,461,564
Large Growth Stock Fund	23,771,721
Large Cap Growth Fund	1,432,374
Large Core Growth Fund	8,653,923
Large Cap Value Fund	8,585,327
Large Core Value Fund	15,877,466
Index 500 Fund	3,792,649
Mid Cap Growth Fund	17,752,738
Mid Cap Value Fund	11,062,076
Mid Core Value Fund	4,993,106
SMID Cap Growth Fund	4,638,480
SMID Cap Value Fund	4,681,692
Small Cap Growth Fund	2,662,903
Small Cap Value Fund	18,326,547
Small Cap Index Fund	2,900,821
Developed International Index Fund	1,553,415
International Equity Fund	5,270,214
Emerging Markets Equity Fund	315,295
Real Estate Securities Fund	8,445,372
Aggressive Allocation Fund	5,291,052
Moderately Aggressive Allocation Fund	18,697,272
Moderate Allocation Fund	26,279,157
Moderately Conservative Allocation Fund	7,765,572
Conservative Allocation Fund	3,088,687

Consent dividends were utilized by the Penn Series Funds only.

Federal Income Taxes — The operations of Account III are included in the federal income tax return of Penn Mutual, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Penn Mutual does not expect to incur federal income taxes on the earnings of Account III to the extent the earnings are credited under the contracts. Based on this, there is no charge to Account III for federal income taxes. Penn Mutual will review, as needed, the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations

29

Note 2.    Significant Accounting Policies (continued)

issued by the Secretary of Treasury. Account III satisfies the current requirements of the regulations, and Penn Mutual intends that Account III will continue to meet such requirements.

Fair Value Measurement — Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. The inputs to valuation techniques used to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement. Account III has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1 — Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers. iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assts or liabilities.

Level 2 — Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in our fair value hierarchy.

Level 3 — Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Penn Mutual’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Prices may also be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on Penn Mutual’s understanding of the market.

The fair value of all the investments in Account III, are at net asset values and the investments are considered actively traded and fall within Level 1.

Note 3.    Purchases and Sales of Investments

The following table shows aggregate cost of shares purchased and proceeds of shares redeemed of each fund or portfolio for the period ended December 31, 2014:

	Purchases	Sales
Money Market Fund	$108,902,742	$101,662,413
Limited Maturity Bond Fund	35,297,428	26,985,191
Quality Bond Fund	27,452,211	56,070,283
High Yield Bond Fund	26,826,012	28,232,151
Flexibly Managed Fund	308,502,476	224,714,251
Balanced Fund	7,236,907	9,140,218
Large Growth Stock Fund	27,023,378	23,003,589
Large Cap Growth Fund	3,273,959	4,875,162
Large Core Growth Fund	5,133,150	9,510,147
Large Cap Value Fund	14,861,582	18,236,374
Large Core Value Fund	9,773,016	15,243,675
Index 500 Fund	37,258,533	28,329,921
Mid Cap Growth Fund	7,915,439	14,394,110
Mid Cap Value Fund	14,104,638	18,327,113
Mid Core Value Fund	8,462,997	7,114,751

30

Note 3.    Purchases and Sales of Investments (continued)

	Purchases	Sales
SMID Cap Growth Fund	$12,576,318	$7,525,931
SMID Cap Value Fund	13,900,572	7,622,288
Small Cap Growth Fund	8,267,132	10,007,927
Small Cap Value Fund	20,972,690	24,751,240
Small Cap Index Fund	12,061,420	9,052,125
Developed International Index Fund	14,227,498	9,231,377
International Equity Fund	24,578,344	29,631,683
Emerging Markets Equity Fund	16,403,142	16,691,790
Real Estate Securities Fund	14,925,290	20,882,000
Aggressive Allocation Fund	11,446,406	8,038,453
Moderately Aggressive Allocation Fund	31,910,669	27,446,720
Moderate Allocation Fund	34,893,185	41,012,012
Moderately Conservative Allocation Fund	15,263,321	23,614,072
Conservative Allocation Fund	12,237,109	18,323,383
High Income Bond Fund II	—	793
Financial Services Fund	—	—
Health Care Fund	—	—
Russell 2000 1.5x Strategy Fund	—	94,070
Nova Fund	188,679	160,759
NASDAQ-100 Fund	161,089	105,376
Technology Fund	—	—
Inverse S&P 500 Strategy Fund	—	—
Government Long Bond 1.2 x Strategy Fund	161,141	170,120
U.S. Government Money Market Fund	162,202	164,617
Utilities Fund	—	—
Equity Income Portfolio II	—	2,237
International Stock Portfolio	—	803

Note 4.    Related Party Transactions and Contract Charges

Penn Mutual received $124,924,481 and $104,394,171 from Account III for mortality and risk expense, contract administration and certain other charges for the years ended December 31, 2014 and 2013. These amounts charged include those assessed through a reduction in unit values as well as those assessed through the redemption of units. Additionally, Penn Series pays Penn Mutual and its affiliates fees for investment advisory and administrative services.

Certain product charges are reflected as a reduction in the value of the units held by the contract owner. These are stated as a percentage of the account value as follows:

Products	Mortality & Risk Expense	Contract Administration	Maximum Supplemental Rider Charge
Diversifier II/Optimizer	1.25%	None	N/A
Commander	1.25%	0.15%	0.95%
Penn Freedom	1.30%	0.15%	0.95%
Enhanced Credit Variable Annuity	1.25%	0.15%	0.60%
Pennant Select	1.20%	0.15%	0.95%
Olympia XT Advisor	1.25%	0.15%	0.60%
Penn Freedom Advisor	1.45%	0.15%	0.60%
Retirement Planner VA	1.25%	None	0.60%
Inflation Protector Variable Annuity	1.50%	0.15%	2.50%
Smart Foundation Flex	1.50%	0.15%	2.75%
Smart Foundation Plus	1.45%	0.15%	2.75%
Smart Foundation VA	1.25%	0.15%	2.75%

31

Note 4.    Related Party Transactions and Contract Charges (continued)

Certain product charges are reflected as a redemption of units held by the contract owner. These are as follows:

Products	Annual Contract Charge
Diversifier II/Optimizer	$30 maximum
Commander	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Penn Freedom	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Enhanced Credit Variable Annuity	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Pennant Select	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Olympia XT Advisor	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Penn Freedom Advisor	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Retirement Planner VA	$30 maximum
Inflation Protector Variable Annuity	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Smart Foundation Flex	If Account Value is < $50,000, the lesser of $40 or 2% of the Account Value
Smart Foundation Plus	If Account Value is < $50,000, the lesser of $40 or 2% of the Account Value
Smart Foundation VA	If Account Value is < $50,000, the lesser of $40 or 2% of the Account Value

Products	Surrender Charges
Diversifier II/Optimizer	Maximum charge of 7% of purchase payments received. Charges do not apply after 10 years.
Commander	Maximum charge of 1% of purchase payments received. Charges do not apply after 1 year.
Penn Freedom	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Enhanced Credit Variable Annuity	Maximum charge of 8% of purchase payments received. Charges do not apply after 9 years.
Pennant Select	Maximum charge of 7% of purchase payments received. Charges do not apply after 7 years.
Olympia XT Advisor	Maximum charge of 8% of purchase payments received. Charges do not apply after 9 years.
Penn Freedom Advisor	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Retirement Planner VA	Maximum charge of 7% of purchase payments received. Charges do not apply after 10 years.
Inflation Protector Variable Annuity	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Smart Foundation Flex	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Smart Foundation Plus	Maximum charge of 8% of purchase payments received. Charges do not apply after 9 years.
Smart Foundation VA	Maximum charge of 8% of purchase payments received. Charges do not apply after 7 years.

Premium taxes on purchase payments are withheld from payments prior to the purchase of units. Currently, state premium taxes on purchase payments range from 0.00% to 3.50%.

Note 5.    Accumulation Units

The accumulation units are as follows:

	December 31, 2014			December 31, 2013
Subaccount	Units Purchased	Units Redeemed	Ending Unit Balance	Units Purchased	Units Redeemed	Ending Unit Balance
Money Market Fund	8,146,231	(7,178,732)	7,921,693	6,112,547	(6,622,173)	6,954,194
Limited Maturity Bond Fund	2,496,856	(1,587,016)	8,296,587	1,430,742	(2,619,059)	7,386,747
Quality Bond Fund	1,484,602	(2,459,100)	18,064,025	2,611,038	(5,105,936)	19,038,523
High Yield Bond Fund	1,315,676	(795,618)	6,794,756	1,345,827	(793,213)	6,274,698

32

Note 5.    Accumulation Units (continued)

	December 31, 2014			December 31, 2013
Subaccount	Units Purchased	Units Redeemed	Ending Unit Balance	Units Purchased	Units Redeemed	Ending Unit Balance
Flexibly Managed Fund	15,696,896	(1,304,358)	102,865,327	23,496,624	(592,965)	88,472,789
Balanced Fund	405,826	(458,743)	3,872,213	543,747	(616,466)	3,925,130
Large Growth Stock Fund	1,242,379	(989,429)	12,005,029	1,402,837	(1,318,738)	11,752,079
Large Cap Growth Fund	160,172	(276,109)	1,925,104	228,996	(501,612)	2,041,041
Large Core Growth Fund	211,903	(480,239)	4,254,224	292,023	(487,670)	4,522,560
Large Cap Value Fund	611,210	(517,635)	5,439,377	558,052	(601,752)	5,345,802
Large Core Value Fund	490,522	(867,076)	6,653,466	739,378	(984,997)	7,030,020
Index 500 Fund	1,668,900	(824,706)	13,430,873	2,450,500	(627,162)	12,586,679
Mid Cap Growth	363,919	(767,007)	5,132,228	445,039	(792,632)	5,535,316
Mid Cap Value Fund	524,228	(355,247)	4,362,483	804,753	(256,802)	4,193,502
Mid Core Value Fund	383,717	(247,846)	2,411,786	324,685	(220,343)	2,275,915
SMID Cap Growth Fund	647,650	(307,152)	2,106,682	702,566	(279,415)	1,766,184
SMID Cap Value Fund	684,270	(283,601)	2,287,099	763,194	(296,044)	1,886,430
Small Cap Growth Fund	463,569	(429,071)	2,951,597	299,576	(886,347)	2,917,099
Small Cap Value Fund	774,928	(382,994)	5,155,973	885,816	(383,515)	4,764,039
Small Cap Index Fund	682,245	(437,194)	2,935,703	885,953	(254,955)	2,690,652
Developed International Index Fund	972,374	(533,204)	4,425,645	885,254	(336,073)	3,986,475
International Equity Fund	1,069,875	(713,946)	10,688,903	1,447,336	(453,611)	10,332,974
Emerging Markets Equity Fund	1,101,430	(1,001,391)	10,420,329	1,460,652	(590,958)	10,320,290
Real Estate Securities Fund	632,408	(664,295)	4,345,139	1,110,288	(256,406)	4,377,026
Aggressive Allocation Fund	715,883	(415,518)	4,272,252	1,103,526	(672,627)	3,971,887
Moderately Aggressive Allocation Fund	1,875,164	(1,231,013)	16,602,015	3,169,916	(1,559,688)	15,957,864
Moderate Allocation Fund	1,757,815	(1,740,187)	26,498,357	3,860,330	(1,910,423)	26,480,729
Moderately Conservative Allocation Fund	930,860	(1,429,251)	8,253,338	2,058,131	(1,419,967)	8,751,729
Conservative Allocation Fund	907,795	(1,326,736)	5,244,717	1,504,255	(1,945,286)	5,663,658
High Income Bond Fund II	—	(36)	—	—	(4,579)	36
Financial Services Fund	—	—	—	—	—	—
Health Care Fund	—	—	—	—	—	—
Russell 2000 1.5x Strategy Fund	—	(4,873)	1,097	4,898	(6,716)	5,970
Nova Fund	10,225	(9,430)	8,677	23,342	(23,214)	7,882
NASDAQ-100 Fund	6,241	(4,187)	6,241	4,285	(6,333)	4,187
Technology Fund	—	—	—	—	—	—
Inverse S&P 500 Strategy Fund	—	—	—	—	—	—
Government Long Bond 1.2x Strategy Fund	8,312	(8,312)	—	20,371	(20,371)	—
U.S. Government Money Market Fund	17,238	(17,490)	485	6,087	(6,096)	737
Utilities Fund	—	—	—	—	—	—
Equity Income Portfolio II	—	(131)	—	—	(1,256)	131
International Stock Portfolio	—	(49)	—	—	(471)	49
Note 6.    Financial Highlights

Account III is a funding vehicle for a number of variable annuity products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

33

Note 6.    Financial Highlights (continued)

The following table was developed by determining which products offered within Account III have the lowest and highest total return. Only product designs within each subaccount that has units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered within Account III as contract owners may not have selected all available and applicable contract options.

	January 1, 2014	December 31, 2014			For the Year ended December 31, 2014
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.46 to $23.38	7,921,693	$9.30 to $23.10	$84,205,368	0.01	1.25 to 1.65	(1.63) to (1.23)
Limited Maturity Fund	9.70 to 17.05	8,296,587	9.56 to 16.86	99,241,901	—	1.25 to 1.65	(1.47) to (1.07)
Quality Bond Fund	9.72 to 38.97	18,064,025	10.04 to 40.44	267,380,170	—	1.25 to 1.65	3.38 to 3.79
High Yield Bond Fund	11.86 to 82.66	6,794,756	11.88 to 83.14	130,586,100	—	1.25 to 1.65	0.19 to 0.59
Flexibly Managed Fund	13.42 to 225.40	102,865,327	14.80 to 249.59	2,675,763,880	—	1.25 to 1.65	10.29 to 10.73
Balanced Fund	12.37 to 14.32	3,872,213	13.34 to 15.51	57,974,055	—	1.25 to 1.65	7.86 to 8.29
Large Growth Stock Fund	10.17 to 70.04	12,005,029	10.87 to 74.95	179,666,252	—	1.25 to 1.65	6.59 to 7.02
Large Cap Growth Fund	11.75 to 13.77	1,925,104	12.89 to 15.07	25,559,973	—	1.25 to 1.65	9.47 to 9.91
Large Core Growth Fund	13.81 to 16.97	4,254,224	14.66 to 17.99	63,644,134	—	1.25 to 1.65	5.97 to 6.39
Large Cap Value Fund	14.33 to 70.65	5,439,377	15.69 to 77.66	122,055,628	—	1.25 to 1.65	9.49 to 9.93
Large Core Value Fund	12.51 to 15.06	6,653,466	13.72 to 16.49	93,653,609	—	1.25 to 1.65	9.46 to 9.90
Index 500 Fund	14.51 to 24.67	13,430,873	16.17 to 27.60	245,906,551	—	1.25 to 1.65	11.40 to 11.85
Mid Cap Growth Fund	11.22 to 24.53	5,132,228	12.12 to 26.52	78,166,078	—	1.25 to 1.65	7.70 to 8.13
Mid Cap Value Fund	14.99 to 38.05	4,362,483	16.76 to 42.71	116,883,765	—	1.25 to 1.65	11.81 to 12.26
Mid Core Value Fund	14.01 to 19.44	2,411,786	16.04 to 22.34	49,675,998	—	1.25 to 1.65	14.47 to 14.93
SMID Cap Growth Fund	15.80 to 18.37	2,106,682	15.64 to 18.25	36,346,943	—	1.25 to 1.65	(1.04) to (0.64)
SMID Cap Value Fund	15.66 to 17.99	2,287,099	16.83 to 19.41	42,139,410	—	1.25 to 1.65	7.46 to 7.89
Small Cap Growth Fund	11.07 to 33.95	2,951,597	11.77 to 36.16	53,215,549	—	1.25 to 1.65	6.07 to 6.50
Small Cap Value Fund	15.44 to 57.51	5,155,973	16.27 to 60.85	163,561,074	—	1.25 to 1.65	5.39 to 5.82
Small Cap Index Fund	15.27 to 17.50	2,935,703	15.65 to 17.94	47,586,006	—	1.25 to 1.65	2.50 to 2.91
Developed International Index Fund	11.42 to 13.92	4,425,645	10.57 to 12.88	49,365,626	—	1.25 to 1.65	(7.64) to (7.27)
International Equity Fund	12.44 to 43.98	10,688,903	12.59 to 44.72	220,667,570	—	1.25 to 1.65	1.26 to 1.67
Emerging Markets Equity Fund	10.51 to 11.45	10,420,329	9.83 to 10.74	104,566,513	—	1.25 to 1.65	(6.47) to (6.09)
Real Estate Securities Fund(a)	11.63 to 22.15	4,345,139	14.90 to 28.49	98,707,472	—	1.25 to 1.65	28.10 to 28.61
Aggressive Allocation Fund	13.31 to 14.59	4,272,252	14.01 to 15.32	61,333,257	—	1.25 to 1.65	5.03 to 5.45
Moderately Aggressive Allocation Fund	13.00 to 14.12	16,602,015	13.59 to 14.82	239,600,535	—	1.25 to 1.65	4.54 to 4.96
Moderate Allocation Fund	12.17 to 13.10	26,498,357	12.65 to 13.66	353,318,651	—	1.25 to 1.65	3.90 to 4.32
Moderately Conservative Allocation Fund	11.41 to 12.50	8,253,338	11.79 to 12.97	104,042,468	—	1.25 to 1.65	3.29 to 3.70
Conservative Allocation Fund	10.63 to 11.84	5,244,717	10.85 to 12.13	61,856,797	—	1.25 to 1.65	2.05 to 2.46
High Income Bond Fund II	21.49 to 21.99	—	21.71 to 22.27	—	—	1.40 to 1.60	1.06 to 1.26
Financial Services Fund	9.36 to 9.58	—	10.37 to 10.63	—	—	1.40 to 1.60	10.79 to 11.01
Health Care Fund	21.06 to 21.55	—	25.82 to 26.48	—	—	1.40 to 1.60	22.64 to 22.89
Russell 2000 1.5x Strategy Fund	18.91 to 19.36	1,097	19.41 to 19.90	21,285	—	1.40 to 1.60	2.63 to 2.84
Nova Fund	15.57 to 15.94	8,677	18.18 to 18.64	161,737	—	1.40 to 1.60	16.70 to 16.94
NASDAQ-100 Fund	21.68 to 22.19	6,241	25.06 to 25.70	160,407	—	1.40 to 1.60	15.58 to 15.81
Technology Fund	16.22 to 16.60	—	17.57 to 18.02	—	—	1.40 to 1.60	8.34 to 8.55
Inverse S&P 500 Strategy Fund	2.85 to 2.92	—	2.40 to 2.46	—	—	1.40 to 1.60	(15.81) to (15.64)
Government Long Bond 1.2x Strategy Fund	16.10 to 16.48	—	21.34 to 21.88	—	0.90	1.40 to 1.60	32.54 to 32.80
U.S. Government Money Market Fund	9.30 to 9.52	485	9.15 to 9.38	4,434	—	1.40 to 1.60	(1.59) to (1.39)
Utilities Fund	15.07 to 15.42	—	18.23 to 18.69	—	—	1.40 to 1.60	20.94 to 21.19
Equity Income Portfolio II	17.28 to 17.44	—	18.21 to 18.42	—	—	1.40 to 1.60	5.40 to 5.61
International Stock Portfolio	16.40 to 16.78	—	15.94 to 16.34	—	—	1.40 to 1.60	(2.81) to (2.61)

34

Note 6.    Financial Highlights (continued)

	January 1, 2013	December 31, 2013			For the Year ended December 31, 2013
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.62 to $23.68	6,954,194	$9.46 to $23.38	$76,956,135	0.01	1.25 to 1.65	(1.63) to (1.23)
Limited Maturity Fund	9.87 to 17.28	7,386,747	9.70 to 17.05	90,783,913	—	1.25 to 1.65	(1.72) to (1.33)
Quality Bond Fund	10.85 to 40.66	19,038,523	9.72 to 38.97	282,321,370	—	1.25 to 1.65	(4.56) to (4.17)
High Yield Bond Fund	12.00 to 77.56	6,274,698	11.86 to 82.66	129,687,090	—	1.25 to 1.65	6.14 to 6.57
Flexibly Managed Fund	12.54 to 186.64	88,472,789	13.42 to 225.40	2,307,823,488	—	1.25 to 1.65	20.29 to 20.77
Balanced Fund	12.05 to 12.42	3,925,130	12.37 to 14.32	54,699,169	—	1.25 to 1.65	14.84 to 15.30
Large Growth Stock Fund	7.41 to 50.98	11,752,079	10.17 to 70.04	161,971,873	—	1.25 to 1.65	36.84 to 37.39
Large Cap Growth Fund	9.68 to 11.37	2,041,041	11.75 to 13.77	24,532,544	—	1.25 to 1.65	21.08 to 21.56
Large Core Growth Fund	10.16 to 12.51	4,522,560	13.81 to 16.97	63,350,383	—	1.25 to 1.65	35.65 to 36.19
Large Cap Value Fund	11.85 to 53.70	5,345,802	14.33 to 70.65	112,888,785	—	1.25 to 1.65	31.03 to 31.55
Large Core Value Fund	9.78 to 11.80	7,030,020	12.51 to 15.06	89,601,755	—	1.25 to 1.65	27.65 to 28.17
Index 500 Fund	12.06 to 18.95	12,586,679	14.51 to 24.67	208,588,587	—	1.25 to 1.65	29.71 to 30.23
Mid Cap Growth Fund	8.32 to 18.17	5,535,316	11.22 to 24.53	77,594,155	—	1.25 to 1.65	34.48 to 35.02
Mid Cap Value Fund	12.20 to 28.29	4,193,502	14.99 to 38.05	106,660,713	—	1.25 to 1.65	33.98 to 34.51
Mid Core Value Fund	12.59 to 15.24	2,275,915	14.01 to 19.44	41,597,269	—	1.25 to 1.65	27.04 to 27.55
SMID Cap Growth Fund	12.70 to 13.02	1,766,184	15.80 to 18.37	31,138,018	—	1.25 to 1.65	40.50 to 41.06
SMID Cap Value Fund	12.54 to 13.20	1,886,430	15.66 to 17.99	32,550,681	—	1.25 to 1.65	35.74 to 36.28
Small Cap Growth Fund	8.16 to 24.98	2,917,099	11.07 to 33.95	51,089,120	—	1.25 to 1.65	35.35 to 35.90
Small Cap Value Fund	13.41 to 41.91	4,764,039	15.44 to 57.51	156,251,206	—	1.25 to 1.65	36.66 to 37.20
Small Cap Index Fund	11.54 to 12.88	2,690,652	15.27 to 17.50	42,520,607	—	1.25 to 1.65	35.88 to 36.42
Developed International Index Fund	9.57 to 10.88	3,986,475	11.42 to 13.92	47,446,590	—	1.25 to 1.65	19.10 to 19.58
International Equity Fund	12.87 to 42.03	10,332,974	12.44 to 43.98	219,057,521	—	1.25 to 1.65	4.24 to 4.65
Emerging Markets Equity Fund	10.80 to 10.96	10,320,290	10.51 to 11.45	110,201,487	—	1.25 to 1.65	(2.75) to (2.36)
Real Estate Securities Fund(a)	12.89 to 21.75	4,377,026	11.63 to 22.15	81,177,328	—	1.25 to 1.65	1.44 to 1.85
Aggressive Allocation Fund	11.03 to 12.11	3,971,887	13.31 to 14.59	54,093,458	—	1.25 to 1.65	20.49 to 20.97
Moderately Aggressive Allocation Fund	11.90 to 12.00	15,957,864	13.00 to 14.12	220,885,284	—	1.25 to 1.65	17.21 to 17.68
Moderate Allocation Fund	11.52 to 11.63	26,480,729	12.17 to 13.10	340,334,339	—	1.25 to 1.65	12.24 to 12.69
Moderately Conservative Allocation Fund	11.28 to 11.58	8,751,729	11.41 to 12.50	107,070,466	—	1.25 to 1.65	7.56 to 7.99
Conservative Allocation Fund	10.81 to 11.48	5,663,658	10.63 to 11.84	65,545,737	—	1.25 to 1.65	2.72 to 3.13
High Income Bond Fund II	20.41 to 20.84	36	21.49 to 21.99	785	19.02	1.40 to 1.60	5.29 to 5.50
Financial Services Fund	7.46 to 7.62	—	9.36 to 9.58	—	—	1.40 to 1.60	25.53 to 25.78
Health Care Fund	15.09 to 15.41	—	21.06 to 21.55	—	—	1.40 to 1.60	39.56 to 39.84
Russell 2000 1.5x Strategy Fund	12.12 to 12.38	5,970	18.91 to 19.36	115,066	—	1.40 to 1.60	56.05 to 56.36
Nova Fund	10.62 to 10.85	7,882	15.57 to 15.94	125,652	0.06	1.40 to 1.60	46.63 to 46.92
NASDAQ-100 Fund	16.37 to 16.72	4,187	21.68 to 22.19	92,916	—	1.40 to 1.60	32.48 to 32.75
Technology Fund	12.17 to 12.43	—	16.22 to 16.60	—	—	1.40 to 1.60	33.25 to 33.51
Inverse S&P 500 Strategy Fund	3.94 to 4.03	—	2.85 to 2.92	—	—	1.40 to 1.60	(27.68) to (27.54)
Government Long Bond 1.2x Strategy Fund	20.01 to 20.44	—	16.10 to 16.48	—	0.93	1.40 to 1.60	(19.55) to (19.39)
U.S. Government Money Market Fund	9.45 to 9.65	737	9.30 to 9.52	6,850	—	1.40 to 1.60	(1.59) to (1.39)
Utilities Fund	13.48 to 13.77	—	15.07 to 15.42	—	—	1.40 to 1.60	11.82 to 12.05
Equity Income Portfolio II	13.57 to 13.67	131	17.28 to 17.44	2,290	1.18	1.40 to 1.60	27.35 to 27.61
International Stock Portfolio	14.61 to 14.92	49	16.40 to 16.78	826	0.26	1.40 to 1.60	12.24 to 12.47

	January 1, 2012	December 31, 2012			For the Year ended December 31, 2012
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.77 to $23.97	7,463,821	$9.62 to $23.68	$85,893,038	0.01	1.25 to 1.65	(1.63) to (1.24)
Limited Maturity Fund	9.97 to 17.39	8,575,064	9.87 to 17.28	109,915,517	—	1.25 to 1.65	(1.04) to (0.64)
Quality Bond Fund	10.69 to 39.89	21,533,421	10.85 to 40.66	351,966,131	—	1.25 to 1.65	1.53 to 1.94
High Yield Bond Fund	10.65 to 68.56	5,722,084	12.00 to 77.56	122,606,185	—	1.25 to 1.65	12.69 to 13.14
Flexibly Managed Fund	11.11 to 164.73	65,569,130	12.54 to 186.64	1,686,424,294	—	1.25 to 1.65	12.85 to 13.30
Balanced Fund	11.09 to 11.38	3,997,849	12.05 to 12.42	49,006,232	—	1.25 to 1.65	8.71 to 9.15
Large Growth Stock Fund	6.33 to 43.47	11,667,980	7.41 to 50.98	114,823,851	—	1.25 to 1.65	16.80 to 17.27

35

Note 6.    Financial Highlights (continued)

	January 1, 2012	December 31, 2012			For the Year ended December 31, 2012
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Large Cap Growth Fund	$8.91 to $10.49	2,313,656	$9.68 to $11.37	$22,682,554	—	1.25 to 1.65	8.45 to 8.88
Large Core Growth Fund	8.87 to 10.95	4,718,207	10.16 to 12.51	48,302,707	—	1.25 to 1.65	14.24 to 14.70
Large Cap Value Fund	10.64 to 48.03	5,389,501	11.85 to 53.70	89,619,920	—	1.25 to 1.65	11.37 to 11.82
Large Core Value Fund	8.58 to 10.38	7,275,639	9.78 to 11.80	71,773,984	—	1.25 to 1.65	13.69 to 14.14
Index 500 Fund	10.57 to 16.59	10,763,342	12.06 to 18.95	139,074,740	—	1.25 to 1.65	13.78 to 14.24
Mid Cap Growth Fund	7.96 to 17.34	5,882,908	8.32 to 18.17	61,374,541	—	1.25 to 1.65	4.34 to 4.76
Mid Cap Value Fund	10.77 to 24.87	3,645,551	12.20 to 28.29	75,251,634	—	1.25 to 1.65	13.28 to 13.74
Mid Core Value Fund	11.19 to 13.48	2,171,573	12.59 to 15.24	31,985,042	—	1.25 to 1.65	12.59 to 13.04
SMID Cap Growth Fund	11.19 to 11.43	1,343,033	12.70 to 13.02	17,151,936	—	1.25 to 1.65	13.46 to 13.92
SMID Cap Value Fund	10.72 to 11.24	1,419,281	12.54 to 13.20	18,326,726	—	1.25 to 1.65	17.00 to 17.47
Small Cap Growth Fund	7.83 to 23.93	3,503,870	8.16 to 24.98	45,235,245	—	1.25 to 1.65	3.99 to 4.41
Small Cap Value Fund	11.74 to 36.54	4,261,738	13.41 to 41.91	111,488,504	—	1.25 to 1.65	14.26 to 14.72
Small Cap Index Fund	10.14 to 11.34	2,059,654	11.54 to 12.88	23,927,683	—	1.25 to 1.65	13.61 to 14.06
Developed International Index Fund	8.22 to 9.36	3,437,294	9.57 to 10.88	33,573,279	—	1.25 to 1.65	16.22 to 16.69
International Equity Fund	10.80 to 35.15	9,339,249	12.87 to 42.03	199,916,772	—	1.25 to 1.65	19.08 to 19.56
Emerging Markets Equity Fund	9.18 to 9.28	9,450,596	10.80 to 10.96	103,129,950	—	1.25 to 1.65	17.64 to 18.12
Real Estate Securities Fund	11.30 to 18.99	3,523,145	12.89 to 21.75	69,490,415	—	1.25 to 1.65	14.10 to 14.56
Aggressive Allocation Fund	9.69 to 10.66	3,540,988	11.03 to 12.11	39,777,470	—	1.25 to 1.65	13.59 to 14.05
Moderately Aggressive Allocation Fund	10.62 to 10.69	14,347,637	11.90 to 12.00	170,342,103	—	1.25 to 1.65	11.77 to 12.22
Moderate Allocation Fund	10.54 to 10.66	24,530,823	11.52 to 11.63	282,076,195	—	1.25 to 1.65	9.11 to 9.54
Moderately Conservative Allocation Fund	10.58 to 10.83	8,113,565	11.28 to 11.58	92,878,552	—	1.25 to 1.65	6.53 to 6.95
Conservative Allocation Fund	10.42 to 11.02	6,104,689	10.81 to 11.48	69,099,125	—	1.25 to 1.65	3.75 to 4.17
High Income Bond Fund II	18.08 to 18.43	4,615	20.41 to 20.84	94,339	8.30	1.40 to 1.60	12.87 to 13.10
Financial Services Fund	6.18 to 6.30	—	7.46 to 7.62	—	—	1.40 to 1.60	20.73 to 20.97
Health Care Fund	13.09 to 13.34	—	15.09 to 15.41	—	—	1.40 to 1.60	15.30 to 15.53
Russell 2000 1.5x Strategy Fund	10.09 to 10.28	7,788	12.12 to 12.38	99,116	—	1.40 to 1.60	20.16 to 20.40
Nova Fund	8.83 to 9.00	7,755	10.62 to 10.85	84,139	—	1.40 to 1.60	20.30 to 20.54
NASDAQ-100 Fund	14.24 to 14.52	6,235	16.37 to 16.72	104,228	—	1.40 to 1.60	14.91 to 15.14
Technology Fund	11.05 to 11.26	—	12.17 to 12.43	—	—	1.40 to 1.60	10.20 to 10.42
Inverse S&P 500 Strategy Fund	4.83 to 4.92	—	3.94 to 4.03	—	—	1.40 to 1.60	(18.30) to (18.14)
Government Long Bond 1.2x Strategy Fund	19.74 to 20.12	—	20.01 to 20.44	—	0.88	1.40 to 1.60	1.38 to 1.58
U.S. Government Money Market Fund	9.60 to 9.79	745	9.45 to 9.65	7,044	—	1.40 to 1.60	(1.59) to (1.39)
Utilities Fund	13.54 to 13.81	—	13.48 to 13.77	—	—	1.40 to 1.60	(0.49) to (0.29)
Equity Income Portfolio II	11.79 to 11.85	1,387	13.57 to 13.67	18,956	1.68	1.40 to 1.60	15.06 to 15.29
International Stock Portfolio	12.53 to 12.78	520	14.61 to 14.92	7,764	0.90	1.40 to 1.60	16.55 to 16.79

	January 1, 2011	December 31, 2011			For the Year ended December 31, 2011
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.94 to $24.27	8,560,787	$9.77 to $23.97	$98,595,231	0.01	1.25 to 1.65	(1.62) to (1.23)
Limited Maturity Fund	9.92 to 17.22	7,142,313	9.97 to 17.39	93,891,948	—	1.25 to 1.65	0.57 to 0.97
Quality Bond Fund	9.87 to 36.68	16,837,645	10.69 to 39.89	286,570,584	—	1.25 to 1.65	8.32 to 8.76
High Yield Bond Fund	10.51 to 67.35	4,597,551	10.65 to 68.56	95,196,769	—	1.25 to 1.65	1.39 to 1.80
Flexibly Managed Fund	10.96 to 161.88	52,675,864	11.11 to 164.73	1,364,848,230	—	1.25 to 1.65	1.35 to 1.76
Balanced Fund	10.68 to 10.92	3,756,492	11.09 to 11.38	42,562,623	—	1.25 to 1.65	3.83 to 4.25
Large Growth Stock Fund	6.52 to 44.71	11,560,527	6.33 to 43.47	96,768,806	—	1.25 to 1.65	(3.16) to (2.77)
Large Cap Growth Fund	9.70 to 11.43	2,408,580	8.91 to 10.49	21,612,432	—	1.25 to 1.65	(8.29) to (7.92)
Large Core Growth Fund	9.48 to 11.72	5,172,242	8.87 to 10.95	46,121,275	—	1.25 to 1.65	(6.56) to (6.19)
Large Cap Value Fund	11.32 to 50.88	5,761,980	10.64 to 48.03	87,153,415	—	1.25 to 1.65	(5.98) to (5.61)
Large Core Value Fund	9.09 to 11.01	7,644,718	8.58 to 10.38	65,894,581	—	1.25 to 1.65	(5.75) to (5.38)
Index 500 Fund	10.54 to 16.50	9,445,038	10.57 to 16.59	108,326,551	—	1.25 to 1.65	0.10 to 0.50
Mid Cap Growth Fund	8.75 to 19.04	5,841,085	7.96 to 17.34	57,659,326	—	1.25 to 1.65	(9.28) to (8.92)
Mid Cap Value Fund	11.68 to 26.87	3,480,795	10.77 to 24.87	66,324,565	—	1.25 to 1.65	(7.81) to (7.44)
Mid Core Value Fund	11.79 to 14.15	2,213,502	11.19 to 13.48	29,326,711	—	1.25 to 1.65	(5.11) to (4.73)

36

Note 6.    Financial Highlights (continued)

	January 1, 2011	December 31, 2011			For the Year ended December 31, 2011
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
SMID Cap Growth Fund	$11.94 to $12.15	963,998	$11.19 to $11.43	$10,950,785	—	1.25 to 1.65	(6.27) to (5.90)
SMID Cap Value Fund	11.74 to 12.26	1,168,734	10.72 to 11.24	13,032,095	—	1.25 to 1.65	(8.68) to (8.32)
Small Cap Growth Fund	8.94 to 27.26	3,481,729	7.83 to 23.93	44,044,123	—	1.25 to 1.65	(12.56) to (12.21)
Small Cap Value Fund	11.83 to 36.68	4,076,165	11.74 to 36.54	98,986,877	—	1.25 to 1.65	(0.78) to (0.38)
Small Cap Index Fund	10.77 to 12.07	1,571,097	10.14 to 11.34	15,997,508	—	1.25 to 1.65	(6.07) to (5.70)
Developed International Index Fund	9.54 to 10.89	2,873,026	8.22 to 9.36	23,689,661	—	1.25 to 1.65	(14.04) to (13.70)
International Equity Fund	10.88 to 35.27	9,403,367	10.80 to 35.15	173,169,647	—	1.25 to 1.65	(0.74) to (0.34)
Emerging Markets Equity Fund	11.45 to 11.52	8,776,569	9.18 to 9.28	81,050,617	—	1.25 to 1.65	(19.78) to (19.46)
Real Estate Securities Fund(a)	10.73 to 17.96	2,838,281	11.30 to 18.99	52,353,197	—	1.25 to 1.65	5.29 to 5.71
Aggressive Allocation Fund	10.20 to 11.25	2,760,819	9.69 to 10.66	26,876,020	—	1.25 to 1.65	(5.23) to (4.85)
Moderately Aggressive Allocation Fund	10.98 to 11.05	11,945,878	10.62 to 10.69	127,117,311	—	1.25 to 1.65	(3.40) to (3.01)
Moderate Allocation Fund	10.62 to 10.77	20,556,709	10.54 to 10.66	217,069,283	—	1.25 to 1.65	(0.99) to (0.60)
Moderately Conservative
Allocation Fund	10.48 to 10.67	7,972,110	10.58 to 10.83	85,783,809	—	1.25 to 1.65	1.04 to 1.45
Conservative Allocation Fund	10.19 to 10.74	5,624,913	10.42 to 11.02	61,531,917	—	1.25 to 1.65	2.23 to 2.63
V.I. Capital Appreciation Fund	10.12 to 10.30	—	9.17 to 9.35	—	0.35	1.40 to 1.60	(9.17) to (9.35)
High Income Bond Fund II	17.47 to 17.77	9,158	18.08 to 18.43	167,160	8.08	1.40 to 1.60	3.50 to 3.71
Financial Services Fund	7.38 to 7.50	—	6.18 to 6.30	—	—	1.40 to 1.60	(16.27) to (16.11)
Health Care Fund	12.70 to 12.92	—	13.09 to 13.34	—	—	1.40 to 1.60	3.03 to 3.24
Russell 2000 1.5x Strategy Fund	11.67 to 11.87	1,104	10.09 to 10.28	11,134	—	1.40 to 1.60	(13.58) to (13.40)
Nova Fund	9.08 to 9.24	2,147	8.83 to 9.00	19,326	0.01	1.40 to 1.60	(2.73) to (2.54)
NASDAQ-100 Fund	14.16 to 14.41	10,993	14.24 to 14.52	159,591	—	1.40 to 1.60	0.55 to 0.75
Technology Fund	12.36 to 12.58	—	11.05 to 11.26	—	—	1.40 to 1.60	(10.64) to (10.46)
Inverse S&P 500 Strategy Fund	5.39 to 5.49	182	4.83 to 4.92	880	—	1.40 to 1.60	(10.48) to (10.31)
Government Long Bond 1.2x Strategy Fund	14.17 to 14.42	602	19.74 to 20.12	12,122	1.87	1.40 to 1.60	39.28 to 39.56
U.S. Government Money Market Fund	9.75 to 9.92	23,460	9.60 to 9.79	228,582	—	1.40 to 1.60	(1.58) to (1.38)
Utilities Fund	11.83 to 12.04	—	13.54 to 13.81	—	—	1.40 to 1.60	14.45 to 14.68
Equity Income Portfolio II	12.10 to 12.15	3,842	11.79 to 11.85	45,543	1.42	1.40 to 1.60	(2.59) to (2.39)
International Stock Portfolio	14.61 to 14.86	1,076	12.53 to 12.78	13,751	0.56	1.40 to 1.60	(14.22) to (14.04)

	January 1, 2010	December 31, 2010			For the Year ended December 31, 2010
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$10.73 to $24.57	7,324,838	$9.94 to $24.27	$86,626,701	0.01	1.25 to 1.65	(1.43) to (0.24)
Limited Maturity Fund	11.88 to 16.81	6,279,354	9.92 to 17.22	82,818,379	—	1.25 to 1.65	(1.47) to 2.43
Quality Bond Fund	13.15 to 35.02	15,256,801	9.87 to 36.68	245,021,641	—	1.25 to 1.65	(2.02) to 4.74
High Yield Bond Fund	16.22 to 59.73	4,022,019	10.51 to 67.35	85,794,568	—	1.25 to 1.65	(0.36) to 12.75
Flexibly Managed Fund	17.32 to 143.88	46,957,809	10.96 to 161.88	1,277,856,672	—	1.25 to 1.65	3.23 to 12.51
Balanced Fund	9.87 to 9.90	3,742,404	10.68 to 10.92	40,746,113	—	1.25 to 1.65	0.98 to 10.30
Large Growth Stock Fund	5.66 to 38.76	10,888,949	6.52 to 44.71	95,810,722	—	1.25 to 1.65	1.60 to 15.34
Large Cap Growth Fund	8.75 to 8.89	2,250,960	9.70 to 11.43	21,939,633	—	1.25 to 1.65	3.66 to 11.04
Large Core Growth Fund	8.20 to 8.22	5,779,031	9.48 to 11.72	54,928,668	—	1.25 to 1.65	3.24 to 15.81
Large Cap Value Fund	10.29 to 44.86	5,334,919	11.32 to 50.88	90,763,525	—	1.25 to 1.65	3.85 to 13.42
Large Core Value Fund	8.35 to 8.37	8,336,336	9.09 to 11.01	75,917,289	—	1.25 to 1.65	3.20 to 9.07
Index 500 Fund	9.31 to14.56	9,207,535	10.54 to16.50	105,821,770	—	1.25 to 1.65	2.81 to 13.35
Mid Cap Growth Fund	7.00 to 15.20	5,598,369	8.75 to 19.04	60,421,698	—	1.25 to 1.65	7.26 to 25.27
Mid Cap Value Fund	13.99 to 21.63	3,461,206	11.68 to 26.87	72,484,030	—	1.25 to 1.65	5.28 to 24.21
Mid Core Value Fund	11.25 to 11.43	2,264,273	11.79 to 14.15	31,645,591	—	1.25 to 1.65	6.29 to 23.88
SMID Cap Growth Fund	9.82 to 9.85	852,880	11.94 to 12.15	10,322,531	—	1.25 to 1.65	6.21 to 23.30
SMID Cap Value Fund	9.76 to 9.78	874,032	11.74 to 12.26	10,675,995	—	1.25 to 1.65	5.65 to 25.29
Small Cap Growth Fund	7.62 to 23.17	3,351,726	8.94 to 27.26	48,916,016	—	1.25 to 1.65	5.44 to 17.65
Small Cap Value Fund	15.64 to 29.30	3,950,908	11.83 to 36.68	99,107,659	—	1.25 to 1.65	6.24 to 25.16
Small Cap Index Fund	8.66 to 8.69	1,121,564	10.77 to 12.07	12,093,801	—	1.25 to 1.65	6.28 to 24.63

37

Note 6.    Financial Highlights (continued)

	January 1, 2010	December 31, 2010			For the Year ended December 31, 2010
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Developed International Index Fund	$9.01 to $9.03	2,253,032	$9.54 to $10.89	$21,513,065	—	1.25 to 1.65	(0.74) to 6.10
International Equity Fund	14.54 to 32.15	9,688,093	10.88 to 35.27	181,544,015	—	1.25 to 1.65	(0.97) to 9.70
Emerging Markets Equity Fund	9.77 to 9.79	8,392,076	11.45 to 11.52	96,392,675	—	1.25 to 1.65	(1.24) to 17.68
REIT Fund(a)	14.31 to 14.53	2,575,095	10.73 to 17.96	45,642,352	—	1.25 to 1.65	(1.87) to 23.59
Aggressive Allocation Fund	8.93 to 8.95	2,238,792	10.20 to 11.25	22,866,625	—	1.25 to 1.65	2.42 to 14.52
Moderately Aggressive Allocation Fund	9.72 to 9.75	10,212,937	10.98 to 11.05	112,211,068	—	1.25 to 1.65	1.77 to 13.08
Moderate Allocation Fund	9.60 to 9.63	18,291,360	10.62 to 10.77	194,522,208	—	1.25 to 1.65	1.08 to 10.85
Moderately Conservative Allocation Fund	9.86 to 9.88	6,513,002	10.48 to 10.67	69,247,250	—	1.25 to 1.65	0.23 to 7.97
Conservative Allocation Fund	10.14 to 10.17	4,132,013	10.19 to 10.74	44,184,439	—	1.25 to 1.65	(0.61) to 5.56
V.I. Capital Appreciation Fund	8.90 to 9.04	1,320	10.12 to 10.30	13,594	—	1.40 to 1.60	13.66 to 13.88
High Income Bond Fund II	15.47 to 15.71	8,648	17.47 to 17.77	152,150	8.72	1.40 to 1.60	12.91 to 13.14
Financial Services Fund	6.55 to 6.65	—	7.38 to 7.50	—	—	1.40 to 1.60	12.55 to 12.77
Health Care Fund	12.09 to 12.27	—	12.70 to 12.92	—	—	1.40 to 1.60	5.07 to 5.28
Russell 2000 1.5x Strategy Fund	8.60 to 8.73	9,410	11.67 to 11.87	111,504	—	1.40 to 1.60	35.66 to 35.93
Nova Fund	7.69 to7.81	4,698	9.08 to 9.24	43,385	0.20	1.40 to 1.60	18.06 to 18.30
NASDAQ-100 Fund	12.15 to 12.33	6,594	14.16 to 14.41	95,023	—	1.40 to 1.60	16.61 to 16.84
Technology Fund	11.21 to 11.38	3,593	12.36 to 12.58	45,180	—	1.40 to 1.60	10.26 to 10.48
Inverse S&P 500 Strategy Fund	6.60 to 6.70	183	5.39 to 5.49	989	—	1.40 to 1.60	(18.28) to (18.11)
Government Long Bond 1.2x Strategy Fund	13.08 to 13.28	1,560	14.17 to 14.42	22,495	1.98	1.40 to 1.60	8.40 to 8.61
U.S. Government Money Market Fund	9.91 to 10.06	31,039	9.75 to 9.92	307,115	0.01	1.40 to 1.60	(1.57) to (1.38)
Utilities Fund	11.25 to 11.42	—	11.83 to 12.04	—	6.02	1.40 to 1.60	5.19 to 5.40
Equity Income Portfolio II	10.72 to 10.73	4,442	12.10 to 12.15	53,951	1.46	1.40 to 1.60	12.92 to 13.15
International Stock Portfolio	12.97 to 13.17	4,742	14.61 to 14.86	70,483	1.30	1.40 to 1.60	12.64 to 12.87

(a)	Prior to May 1, 2011, Real Estate Securities Fund was named REIT Fund.
*	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccounts within Account III from the underlying mutual fund, net of management fees and expenses assessed by the fund manager, divided by the average net assets of the respective subaccounts. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reduction in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, Account III does not record investment income.
**	These ratios represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying subaccount are excluded. Certain previously disclosed expense ratios were changed according to the revisions stated in Footnote 2.
***	These ratios represent the total return for the periods indicated, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period and reflects a range of actual product total returns.

Note 7.    Subsequent Events

Management has evaluated events subsequent to December 31, 2014 and through the Account III Financial Statement date of issuance of April 2, 2015 and has determined that there were no subsequent events requiring recognition of disclosure in the financial statements.

38

PM6769  05/15

PennMutual

The Penn Mutual Life Insurance Company

2014 Statutory Financial Statements

PricewaterhouseCoopers LLP, Two Commerce Square — Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 2110, F: (267) 330 3300, www.pwc.com/us

Independent Auditor’s Report

To the Board of Trustees

The Penn Mutual Life Insurance Company:

We have audited the accompanying statutory financial statements of The Penn Mutual Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2014 and 2013, and the related statutory statements of loss and changes in surplus and cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America are material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2014 and 2013, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania described in Note 1.

February 13, 2015

(In Thousands)

Statements of Admitted Assets, Liabilities and Surplus

As of December 31,	2014	2013

ADMITTED ASSETS
Bonds	$7,528,488	$7,243,116
Stocks:
Preferred	72,905	21,050
Common — affiliated	427,122	321,494
Common — unaffiliated	69,196	2,327
Real estate	27,642	19,238
Policy loans	298,689	299,571
Cash and short-term investments	128,700	68,731
Alternative assets	398,068	317,260
Other invested assets	458,024	483,482

TOTAL INVESTMENTS	9,408,834	8,776,269

Investment income due and accrued	99,001	93,753
Premiums due and deferred	63,551	56,076
Deferred tax asset	230,151	192,526
Corporate owned life insurance	214,623	114,885
Amounts recoverable from reinsurers	13,116	13,832
Other assets	62,422	80,429
Separate account assets	7,179,068	6,617,421

TOTAL ASSETS	$17,270,766	$15,945,191

LIABILITIES
Reserves and funds for payment of insurance and annuity benefits	$7,106,140	$7,419,066
Dividends to policyholders payable in the following year	41,667	33,389
Policy claims in process	44,000	37,609
Interest maintenance reserve	120,903	99,195
Asset valuation reserve	77,048	50,206
Drafts outstanding	26,236	26,912
Funds withheld liability	582,795	—
Other liabilities	293,133	170,707
Separate account liabilities	7,179,068	6,617,421

TOTAL LIABILITIES	15,470,990	14,454,505

SURPLUS
Surplus notes	389,231	389,063
Unassigned surplus	1,410,545	1,101,623

TOTAL SURPLUS	1,799,776	1,490,686

TOTAL LIABILITIES AND SURPLUS	$17,270,766	$15,945,191

The accompanying notes are an integral part of these financial statements.

2014 Statutory Financial Statements	Page 1

(In Thousands)

Statements of Income and Loss and Changes in Surplus

For the Years Ended December 31,	2014	2013

REVENUE
Premium and annuity considerations	$664,006	$1,495,882
Net investment income	480,366	472,185
Other revenue	293,549	195,935

TOTAL REVENUE	1,437,921	2,164,002

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	1,049,517	1,028,085
(Decrease)/Increase in reserves for payment of future insurance and annuity benefits	(311,032)	360,489
Commissions	120,362	113,489
Operating expenses	356,462	336,685
Net transfer to separate accounts	151,215	310,910

TOTAL BENEFITS AND EXPENSES	1,366,524	2,149,658

GAIN FROM OPERATIONS BEFORE DIVIDENDS AND FEDERAL INCOME TAX BENEFIT	71,397	14,344

Dividends to policyholders	43,474	35,120

GAIN/(LOSS) FROM OPERATIONS BEFORE FEDERAL INCOME TAX BENEFIT	27,923	(20,776)

Federal income tax expense/(benefit)	36,037	(3,477)

LOSS FROM OPERATIONS	(8,114)	(17,299)

Net realized capital gains/(losses), net of tax	17,398	(17,122)

NET INCOME (LOSS)	$9,284	$(34,421)

SURPLUS
Net income/(loss)	$9,284	$(34,421)
Cumulative effect of change in accounting principles	—	(27,739)
Change due to reinsurance	173,062	30,204
Change in asset valuation reserve	(26,842)	1,875
Change in net unrealized capital gains	113,091	3,737
Change in net deferred income tax	63,648	71,024
Change in funded status of postretirement plans	(16,559)	20,423
Change in surplus in separate accounts	—	905
Change in surplus notes	168	156
Change in nonadmitted assets	(6,762)	(70,868)

Change in surplus	309,090	(4,704)

Surplus, beginning of year	1,490,686	1,495,390

Surplus, end of year	$1,799,776	$1,490,686

The accompanying notes are an integral part of these financial statements.

Page 2	The Penn Mutual Life Insurance Company

(In Thousands)

Statements of Cash Flows

For the Years Ended December 31,	2014	2013

OPERATIONS
Premium and annuity considerations	$1,530,568	$1,568,412
Net investment income	415,884	421,832
Other revenue	200,362	151,835

CASH PROVIDED BY OPERATIONS	2,146,814	2,142,079

Benefits paid	1,035,067	1,044,945
Commissions and operating expenses	487,065	484,153
Net transfers to separate accounts	145,761	344,527
Dividends to policyholders	35,197	33,022
Taxes refunded on operating income and realized investment losses	(10,187)	(5,760)

CASH USED IN OPERATIONS	1,692,903	1,900,887

NET CASH PROVIDED BY OPERATIONS	453,911	241,192

INVESTMENT ACTIVITIES
Investments sold, matured or repaid:
Bonds	1,827,619	1,045,405
Preferred and common stocks	18,858	6,862
Limited partnerships, real estate and other invested assets	36,101	64,388
Derivatives and other	56,931	364

NET PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID	1,939,509	1,117,019

Cost of investments acquired:
Bonds	2,018,453	1,136,967
Preferred and common stock	134,606	31,990
Limited partnerships, real estate and other invested assets	112,205	122,402
Derivatives and other	—	16,052

TOTAL COST OF INVESTMENTS ACQUIRED	2,265,264	1,307,411

Net decrease in policy loans	882	3,974

NET CASH USED IN INVESTMENT ACTIVITIES	(324,873)	(186,418)

FINANCING AND MISCELLANEOUS
Net deposits on deposit-type contracts	(13,724)	(27,659)
Other cash applied, net	(55,345)	(36,182)

NET CASH USED IN FINANCING AND MISCELLANEOUS	(69,069)	(63,841)

NET INCREASE/(DECREASE) IN CASH AND SHORT-TERM INVESTMENTS	59,969	(9,067)

Cash and short-term investments:
Beginning of year	68,731	77,798

End of year	$128,700	$68,731

The accompanying notes are an integral part of these financial statements.

2014 Statutory Financial Statements	Page 3

(In Thousands)

Notes to Financial Statements

Note 1.  NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS  The Penn Mutual Life Insurance Company (the “Company”) is a mutual life insurance company, domiciled in Pennsylvania, which concentrates primarily in the sale of individual life insurance and annuity products. The primary products that the Company currently markets are traditional whole life, one year non-renewable and level term, universal life, indexed universal life, variable universal life, immediate annuities and deferred annuities, both fixed and variable. The Company markets its products through a network of career agents, independent agents, and independent marketing organizations. The Company is licensed to write business in all fifty states and the District of Columbia.

BASIS OF PRESENTATION  The accompanying financial statements of the Company have been prepared in conformity with the National Association of Insurance Commissioner’s (“NAIC”) Practices and Procedures manual and with statutory accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (collectively “SAP” or “statutory accounting principles”). Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company currently has no permitted practices.

Statutory accounting principles are different in some respects from U.S. Generally Accepted Accounting Principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows:

(a)	certain acquisition costs, such as commissions and other variable costs, that are directly related to the successful acquisition of new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over premium payment period;
(b)	statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method (“CRVM”) or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity and interest assumptions;
(c)	bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value;
(d)	undistributed earnings from alternative assets are included in unrealized gains and losses, whereas GAAP would treat these changes as net investment income;
(e)	deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income;
(f)	payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances;
(g)	assets are reported at “admitted asset” value and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP records these assets net of any valuation allowance;
(h)	majority-owned subsidiaries are accounted for using the equity method. The Penn Insurance and Annuity Company (“PIA”), Hornor Townsend & Kent, Inc., and Independence Square Properties LLC are admitted assets. Independence Capital Management Inc., Penn Janney Fund, Inc., and Penn Janney Advisory, Inc., are nonadmitted assets, whereas GAAP would consolidate these entities;
(i)	surplus notes are reported in surplus, whereas GAAP would report these notes as debt. Costs associated with these notes are expensed, whereas GAAP capitalizes those expenses and amortizes them into income over the life of the notes;
(j)	reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset;
(k)	an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships, limited liability companies (“LLCs”), low income housing tax credit (“LIHTC”) investments, and certain credit related derivative instruments as well as credit-related declines in the value of bonds, whereas GAAP does not record this reserve;

Page 4	The Penn Mutual Life Insurance Company

(In Thousands)

(l)	after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold, whereas GAAP reports these gains and losses as revenue at time of sale;
(m)	changes in the fair value of the derivative financial instruments are recorded as changes in surplus, unless deemed an effective hedge when it is carried at amortized cost with no resulting changes in fair value; changes in fair value for GAAP are reported as income for non-hedging transactions and effective fair value hedges; changes in fair value for GAAP are reported as other comprehensive income for effective cash flow hedges;
(n)	comprehensive income is not presented whereas GAAP presents changes in unrealized capital gains and losses, changes in funded status of pension and postretirement plans, and foreign currency translations as other comprehensive income;
(o)	embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately;
(p)	policyholder dividends are recognized when declared, whereas GAAP recognizes these over the term of the related policies;
(q)	company investment in the separate accounts in the form of seed money is presented as separate account assets, whereas GAAP presents the investment as a general account equity investment, and
(r)	identification of other-than-temporary impairment uses an “intent and ability to hold” criteria whereas GAAP uses an “intent and ability not to sell” criteria.
(s)	the investment in Federal Home Loan Bank stock is reported as an investment in common stock, where as for GAAP this is reported within other invested assets.

The Company’s net income as presented in its consolidated financial statements prepared in conformity with GAAP was $177,683 and $162,857 for the years ended December 31, 2014 and 2013, respectively. The Company’s equity as presented in its consolidated financial statements prepared in conformity with GAAP was $3,152,305 and $2,694,182 as of December 31, 2014 and 2013, respectively.

REVISIONS  The 2013 components comprising the admitted deferred tax assets based on paragraph 11 of Statement of Statutory Accounting Principles (SSAP) No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10, were corrected as shown in the following table. This revision corrects the presentation of the admitted adjusted gross deferred tax asset pursuant to 11.b.i and 11.c of SSAP No. 101; however, the net adjusted admitted deferred tax asset reported on the December 31, 2013 Statement of Admitted Assets, Liabilities, and Surplus has not changed. As such, we do not consider this a material change to the previously issued financial statements.

Description	As previously reported			As adjusted

	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below))	234,632	36,601	271,233	177,414	15,112	192,526
1. Adjusted gross DTA expected to be realized following the balance sheet date	193,236	15,112	208,348	193,236	15,112	208,348
2. Adjusted gross DTA allowed per limitation threshold	—	—	192,526	—	—	192,526
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	(57,218)	(21,489)	(78,707)	57,218	21,489	78,707

DTA admitted as the result of application of SSAP No. 101	$177,414	$15,112	$192,526	$234,632	$36,601	$271,233

2014 Statutory Financial Statements	Page 5

(In Thousands)

The 2013 non-admitted assets component of the ordinary gross deferred tax asset and the 2013 ordinary non-admitted deferred tax asset have been corrected in Note 9 to reflect an increase of $13,944 in each component. This correction has also increased the change in net deferred income tax and decreased the change in non-admitted assets by $13,944 on the 2013 Statement of Changes in Surplus. Additionally, the total non-admitted assets as of December 31, 2013 disclosed in Note 2 has been increased by $13,944 based on this correction. These corrections did not impact December 31, 2013 total admitted assets, liabilities, or surplus, and did not impact 2013 revenues, expenses, and net loss. As such, we do not consider this a material change to the previously issued financial statements.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES  The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that require extensive use of estimates are:

¯	Carrying value of certain invested assets and derivatives
¯	Liabilities for reserves and funds for payment of insurance and annuity benefits
¯	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
¯	Litigation and other contingencies
¯	Pension and other postretirement and postemployment benefits

INVESTMENTS  Bonds with a NAIC designation of 1 to 5 are valued at amortized cost. All other bonds are valued at the lower of cost or fair value. Fair value is determined using an external pricing service or management’s pricing models.

For fixed income securities that do not have a fixed schedule of payments, including asset-backed and mortgage-backed securities, the effect on amortization or accretion is revalued three times per year based on the current estimated cash flows, using the retrospective method, except for favorable changes in expected cash flows for structured securities where the possibility of non-interest loss is other than remote. In these cases, income is recognized on the prospective method over the remaining life of the securities. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as original term, age, and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

The carrying values of bonds, mortgage-backed and asset-backed securities are written down when a decline is considered to be other-than-temporary. The Company considers an impairment to be other than temporary (“OTTI”) if: (a) the Company’s intent is to sell, (b) the Company will more likely than not be required to sell, (c) the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, or (d) the Company does not expect to recover the entire amortized cost basis. The Company conducts a periodic management review of all bonds including those in default, not-in-good standing, or otherwise designated by management. The Company also considers other qualitative and quantitative factors in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes in value, default rates, delinquency rates, percentage of nonperforming loans, prepayments, and severities. If the impairment is other-than-temporary, the non-interest loss portion of the impairment is recorded through realized losses and the interest related portion of the loss would be disclosed in the notes to the financial statements.

The non-interest portion is determined based on the Company’s “best estimate” of future cash flows discounted to a present value using the appropriate yield. The difference between the present value of the best estimate of cash

Page 6	The Penn Mutual Life Insurance Company

(In Thousands)

flows and the amortized cost is the non-interest loss. The remaining difference between the amortized cost and the fair value is the interest loss.

Preferred Stock  with a NAIC designation of 1 to 3 is valued at amortized cost. All other preferred stock is valued at the lower of cost or market. Fair value is determined using an external pricing service or management’s pricing model.

Common Stock  of the Company’s insurance affiliate is carried at its underlying audited statutory equity. Common stock of audited non-insurance affiliates is admitted at the GAAP-basis equity. Common stock of unaudited non-insurance affiliates is nonadmitted. Unaffiliated common stock is carried at fair value. Dividends are recognized in net investment income on the ex-dividend date. Other changes in the carrying value of affiliates are recognized as changes in unrealized gains or losses in surplus. The investment in capital stock of the Federal Home Loan Bank of Pittsburgh (FHLB-PGH) is carried at par, which approximates fair value. See the “Federal Home Loan Bank Borrowings” caption within this footnote for additional information on FHLB-PGH.

Real Estate  occupied by the Company is carried at depreciated cost. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income. The Company obtains an external appraisal on a tri-annual basis. The most recent appraisal was as of June 2013.

Policy Loans  are carried at the aggregate balance of unpaid principal and interest.

Cash and Short-term investments  Cash includes investments purchased with maturities of three months or less. Short-term investments, which are carried at amortized cost and approximate fair value, consist primarily of money market funds and investments purchased with maturities of greater than three months and less than or equal to 12 months.

Alternative Assets  consist primarily of limited partnerships. The Company accounts for the value of its investments at their underlying GAAP equity. Dividends/income distributions from limited partnerships are recorded in investment income. Undistributed earnings are included in unrealized gains and losses and are reflected in surplus, net of deferred taxes. Distributions that are recorded as a return of capital reduce the carrying value of the limited partnership investment. Due to the timing of the valuation data received from the general partner, these investments are reported in accordance with the most recent valuations received which are primarily on a one quarter lag.

Other Invested Assets  The Company utilizes derivative financial instruments, including interest rate swaps, inflation swaps, financial futures, currency forwards, interest rate caps and equity options, in the normal course of business to manage risk, in conjunction with its management of assets and liabilities and interest rate risk. The accounting treatment of specific derivatives depends whether on the financial instrument is designated and qualifies as a highly effective hedge. Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are reported and valued in a manner that is consistent with the assets hedged. The change in fair value of these derivatives is recognized as an unrealized capital gain or (loss) until they are closed, at which time they are recorded in realized capital gains/(losses). Derivatives used in risk management transactions that do not meet the criteria of an effective hedge are accounted for at fair value, with changes in fair value recorded in unrealized capital gains/(losses). Derivatives with a positive fair value or carrying value are reported in other invested assets. Derivatives with a negative fair value or carrying value are reported in other liabilities. Realized gains and losses that are recognized upon termination or maturity of the derivatives backing assets that are interest related are transferred, net of taxes, to the IMR. All other realized gains and losses are recognized in net income upon maturity or termination of derivative contracts.

The Company has entered into interest rate and currency swaps, interest rate futures and equity options in the form of call spreads that qualify for hedge accounting. The currency swaps have been designated to qualify as cash flow hedges of cash flows associated with foreign denominated securities in the investment portfolio. The equity options in the form of call spreads have been designated to qualify as cash flow hedges of cash flows associated

2014 Statutory Financial Statements	Page 7

(In Thousands)

with indexed credits related to the annual return of the S&P 500 Index on Indexed Universal Life (“IUL”) and Variable Universal Life (“VUL”) policies. The interest rate swap has been designated to qualify as a fair value hedge of the impact of changing interest rates on three bonds in the corporate bond portfolio.

The Company may enter into interest rate swaps, total return swaps, inflation swaps, financial futures and equity options to hedge risks associated with the offering of equity market based guarantees in the Company’s annuity and indexed universal life insurance product portfolio, which do not meet the criteria of an effective hedge.

The Company uses currency forwards to hedge the risk embedded in its foreign currency denominated alternative assets. They are carried at fair value and do not meet the criteria of an effective hedge.

Interest rate caps and credit default swaps are carried at fair value. The Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security. These do not meet the criteria of an effective hedge.

Investment income is recorded on an accrual basis. Amounts payable or receivable under total return, currency, credit default interest rate and inflation swap agreements are recognized as investment income or expense when incurred. The Company does not engage in derivative financial instrument transactions for speculative purposes. Refer to Note 6 for additional disclosures regarding derivatives.

The Company invests in LIHTC investments, which generate tax credits for investing in affordable housing projects. Investments in LIHTC are included in Other Invested Assets and are accounted for under the cost method. The delayed equity contributions for these investments are unconditional and legally binding and therefore, have been recognized as a liability. LIHTC investments are reviewed for OTTI, which is accounted for as a realized loss. See Note 3 for additional information regarding investments in LIHTC.

Other invested assets also include notes receivable from Janney Montgomery Scott, LLC (“JMS”), an affiliate, and the Company’s investment in its affiliate, Independence Square Properties, LLC (“ISP”). See Note 11 for additional information regarding these other invested assets.

INVESTMENT INCOME DUE AND ACCRUED  Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) bonds delinquent more than 90 days or where collection of interest is improbable; and (c) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

PREMIUMS DUE AND DEFERRED  Deferred premium is the portion of premium not earned at the reporting date, net of loading. Loading is an amount obtained by subtracting the net premium from the gross premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Uncollected premium is gross premium that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is

Page 8	The Penn Mutual Life Insurance Company

(In Thousands)

not shown as a reduction to premium income. The deferred and uncollected amounts and loading, were as follows at December 31:

	2014				2013

	New	Renewal	Group	Total	New	Renewal	Group	Total
Uncollected premium	$233	$7,771	NA		$220	$6,784	NA
Uncollected loading	(194)	(622)	NA		(174)	(718)	NA

Net uncollected	39	7,149	$385	$7,573	46	6,066	$434	$6,546

Deferred premium	9,890	46,999	NA		10,093	39,947	NA
Deferred loading	(7,631)	7,862	NA		(7,861)	7,342	NA

Net deferred	2,259	54,861	8	57,128	2,232	47,289	9	49,530

Subtotal — gross deferred and uncollected				64,701				56,076
Nonadmitted				(1,150)				—

Premiums due and deferred, net				$63,551				$56,076

FEDERAL INCOME TAX  The Company files a consolidated federal income tax return with its insurance and non-insurance subsidiaries. Each subsidiary’s tax liability or refund is accrued on a separate company basis. The Company reimburses subsidiaries for losses utilized in the consolidated return based on inter-company tax allocation agreements. The provision for federal income taxes is computed in accordance with the section of the Internal Revenue Code applicable to life insurance companies and is based on income that is currently taxable.

Uncertain tax positions (“UTP’”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes.

Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized. Changes in the deferred tax balances are reported as adjustments to surplus. Deferred tax assets in excess of the statutory limits are treated as nonadmitted assets and charged to surplus.

REINSURANCE  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $5,000.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts and the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported net of the effects of reinsurance. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. See Note 10 for further discussion.

OTHER ASSETS  Computer equipment and packaged software is reported at cost of $97,032 and $90,744 less accumulated depreciation of $79,168 and $77,343 at December 31, 2014 and 2013, respectively. Computer equipment and packaged software is depreciated using the straight-line method over the lesser of its useful life or three years. Depreciation expense on computer equipment and packaged software charged to operations in 2014 and 2013 was $1,825 and $2,365, respectively. Furniture is depreciated on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are depreciated over the remaining life of the lease.

2014 Statutory Financial Statements	Page 9

(In Thousands)

Building and property improvements are depreciated to the lesser of contractor estimate or the remaining life of the building.

In 2013, the Company entered into agreements to sell, and subsequently leaseback, certain assets. These agreements are considered operating leases. See Note 12 for additional discussion of these leaseback commitments.

SEPARATE ACCOUNT ASSETS AND LIABILITIES  The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and annuity and pension contractholders, including the Company’s benefit plans. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The separate accounts have varying investment objectives.

Separate account assets are stated at the fair value of the underlying assets, which are shares of mutual funds. The value of the assets in the Separate Accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains/(losses) on the assets, which reflects fair value. The investment income and realized capital gains/(losses) from separate account assets accrue to the policyholders and are not included in the Statements of Income and Loss. Mortality, policy administration, surrender charges assessed and asset management fees charged against the accounts are included in other revenue in the accompanying Statements of Income and Loss.

The Company issues variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”), Guaranteed Minimum Accumulated Benefits (“GMAB”), GMAB/Guaranteed Minimum Withdrawal Benefits (“GMWB”) and GMWB with inflation protection. Reserves for these benefits are held in the general account. See Note 4 for a discussion of the Company’s obligation regarding these product features.

NONADMITTED ASSETS  Assets designated as nonadmitted by the NAIC include furniture, certain electronic data processing equipment, unamortized software, the amount of the deferred tax asset that will not be realized within the next three year period or that is above limitation amounts prescribed by SAP, the pension plan assets, certain investments in partnerships for which financial audits are not performed, certain other receivables, advances and prepayments, and uncollected premiums greater than 90 days from the due date. Such amounts are excluded from the Statements of Admitted Assets, Liabilities and Surplus. As of December 31, 2014 and 2013, the Company’s total nonadmitted assets were $159,908 and $153,146, respectively.

RESERVES AND FUNDS FOR THE PAYMENT OF INSURANCE AND ANNUITY BENEFITS  Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in-force. Any adjustments that are made to the reserve balances are reflected in the Statements of Income and Loss in the year in which such adjustments are made, with the exception of changes in valuation bases which are accounted for as charges or credits to surplus.

Reserves and funds for the payment of future life and annuity benefits are developed using actuarial methods based on statutory mortality and interest requirements. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level, modified preliminary term or CRVM methods using the 1941, 1958, 1980, and 2001 Commissioners’ Standard Ordinary Mortality and American Experience Tables and assumed interest rates ranging from 2.25% to 4.50%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables. The Company has universal life contracts with secondary guarantee features. The Company establishes reserves according to Actuarial Guideline XXXVIII.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. Surrender values are not promised in excess of the legally computed reserves.

Reserves for deferred fixed individual annuity contracts are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and

Page 10	The Penn Mutual Life Insurance Company

(In Thousands)

mortality tables, primarily on the 1949, 1971, 1983 and 2000 Individual Annuity Mortality Tables and rates ranging from 2.00% to 13.25%.

The Company also has deferred variable annuity contracts containing GMDB, GMAB and GMWB features. The Company establishes reserves according to requirements prescribed by the NAIC in Actuarial Guideline XLIII (VACARVM). See Note 4 for further discussion.

Reserves for group annuity contracts are developed using accepted actuarial methods computed principally on the 1971 and 1983 Group Annuity Mortality Tables and 1994 Group Annuity Reserving Tables with assumed interest rates ranging from 5.00% to 13.25%.

The Company had $6,407,597 and $6,023,717 and as of December 31, 2014 and 2013, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standards of valuation set by the Commonwealth of Pennsylvania.

The tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserves released have been determined by formula.

LIABILITIES FOR DEPOSIT-TYPE CONTRACTS  Reserves for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

The tabular interest for funds not involving life contingencies is determined as the change in reserves less funds added during the year less other increases, plus funds withdrawn during the year-end.

POLICYHOLDER’ DIVIDENDS  The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statements of Income and Loss. Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Trustees. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses, and income tax charges.

POLICY CLAIMS IN PROCESS  include provisions for payments to be made on reported claims and claims incurred but not reported.

INTEREST MAINTENANCE RESERVE  The IMR captures the realized capital gains/(losses) that result from changes in the overall level of interest rates and amortizes them into income over the calendar years to expected maturity.

ASSET VALUATION RESERVE  AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships, LIHTC investments, and LLCs as well as non-interest related declines in the value of bonds, and certain derivatives. The AVR is reported in the Statements of Admitted Assets, Liabilities and Surplus and the change in AVR is reported in the Statements of Change in Surplus.

DRAFTS OUTSTANDING  that have not been presented for payment are recorded as a liability.

OTHER LIABILITIES  Other liabilities primarily include the fair value of certain derivative contracts in a loss position, collateral received from counterparties related to certain derivative contracts (see Note 6 for additional discussion of derivatives), and liabilities related to postretirement plans (see Note 8 for additional discussion of postretirement plans).

CONTINGENCIES  Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual. See Note 12 for further discussion.

2014 Statutory Financial Statements	Page 11

(In Thousands)

SURPLUS NOTES  On July 1, 2010, the Company issued Surplus Notes (“2010 Notes”) with a principal balance of $200,000, at a discount of $8,440. The 2010 Notes bear interest at 7.625%, and have a maturity date of June 15, 2040. The 2010 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 7.625% 2010 Notes is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2014 and 2013, the amortized cost basis of the Notes was $191,956 and $191,856, respectively. Interest paid on the 2010 Notes was $15,250 and $15,250 as of December 31, 2014 and 2013, respectively. Total interest paid since the issuance of the 2010 Notes is $64,813.

On June 23, 2004, the Company issued Surplus Notes (“2004 Notes”) with a principal balance of $200,000, at a discount of $3,260. The 2004 Notes bear interest at 6.65%, and have a maturity date of June 15, 2034. The 2004 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 6.65% 2004 Notes is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2014 and 2013, the amortized cost basis of the 2004 Notes was $197,275 and $197,207, respectively. Interest paid on the 2004 Notes was $13,300 and $13,300 as of December 31, 2014 and 2013, respectively. Total interest paid since the issuance of the 2004 Notes is $136,620.

RISK-BASED CAPITAL  Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, minimum amounts of statutory surplus are required to be maintained based on various risk factors related to it. At December 31, 2014, the Company’s surplus exceeds these minimum levels.

PREMIUM AND RELATED EXPENSE RECOGNITION  Life insurance premium revenue is generally recognized as revenue over the premium payment period of the related policies. Annuity premium on policies with life contingencies is recognized as revenue when received. Both premium and annuity considerations are recorded net of reinsurance premiums. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits. Benefits payments are reported net of the amounts received from reinsurers.

The Company accounts for deposit-type contracts (those that do not subject the Company to mortality or morbidity risk) under the deposit method. Amounts received from and payments to policyholders related to these contracts are recorded directly against the related policy reserves. Interest credited to policyholder accounts is reflected in expense. Fees charged to policyholder accounts are reflected in other revenue.

REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES  Realized capital gains and losses, net of taxes, excludes gains and losses transferred to the IMR. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities for derivatives backing assets are transferred to the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses, net of deferred federal income taxes, are recorded as a change in surplus.

FEDERAL HOME LOAN BANK BORROWINGS  In August 2014, the Company became a member of the Federal Home Loan Bank of Pittsburgh (“FHLB-PGH”), which provides access to collateralized advances, collateralized funding agreements, and other FHLB-PGH products. Collateralized advances from the FHLB-PGH are classified in “Borrowed money”. Collateralized funding agreements issued to the FHLB-PGH are classified as liabilities for deposit-type funds and are recorded within “Reserves and funds for payment of insurance and annuity benefits.” These funding agreements have priority claim status above debt holders of the Company.

The Company’s membership in FHLB-PGH requires the ownership of member stock, and borrowings from FHLB-PGH require the purchase of FHLB-PGH activity based stock in an amount equal to 4% of the outstanding borrowings. All FHLB-PGH stock purchased by the Company is classified as restricted general account investments

Page 12	The Penn Mutual Life Insurance Company

(In Thousands)

within “Common stock — unaffiliated.” The Company’s borrowing capacity is determined by the lesser of the assets available to be pledged as collateral to FHLB-PGH or 10% of the Company’s prior period admitted general account assets. The fair value of the qualifying assets pledged as collateral by the Company must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. The Company’s agreement allows for the substitution of assets and the advances are pre-payable. Current borrowings are subject to prepayment penalties.

As of December 31, 2014, borrowings from the FHLB-PGH, segregated by those classified as advances and funding agreements, including the maximum outstanding during the year ended December 31, 2014 were as follows:

	2014	Maximum during 2014

Debt-Advances	$—	$—
Funding Agreements		100,000

Total	$—	$100,000

NEW ACCOUNTING STANDARDS

Statement of Statutory Accounting Standards (SSAP) No. 92, “Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No.14”, became effective January 1, 2013. This SSAP requires that the benefit obligation for other postretirement employee benefit plans is recognized on the Statements of Admitted Assets, Liabilities and Surplus. Such liability is required to be reported in the first quarter statutory financial statement after the transition date with a corresponding entry to unassigned funds.

Effective January 1, 2013, the Company had an initial transitional liability of $9,478 resulting primarily from the addition of non-vested participants to the liability. This transitional liability will be recognized in surplus over a period of up to 10 years. See Note 8 for additional information.

SSAP No. 102, “Accounting for Pensions, A Replacement of SSAP No.89”, became effective January 1, 2013. This SSAP requires that any underfunded defined benefit pension amounts, as determined when the projected benefit obligation exceeds the fair value of plan assets, to be recognized as a liability under SSAP No. 5R. Such liability is required to be reported in the first quarter statutory financial statement after the transition date with a corresponding entry to unassigned funds.

Qualified Plan — At transition, the Company recognized $25,938 in unrecognized transition obligations, prior service costs, and unrecognized losses as components of the beginning balance of unassigned funds as of January 1, 2013. This recognition resulted in a financial presentation which reflects the actual $12,476 overfunded status of the qualified plan (fair value of plan assets of $158,079 exceeded the projected benefit obligation of $145,603) as of January 1, 2013. As required under SSAP No. 102, overfunded plan assets are nonadmitted.

Non-qualified Plans — At transition, the Company recognized a pretax decrease to surplus of $853 from unrecognized transition obligations/assets, prior service costs/credits, and unrecognized gains/(losses) as a component of the beginning balance of unassigned funds as of January 1, 2013.

The NAIC adopted revisions to SSAP No. 30, “Investments in Common Stock”, SSAP No. 15, “Debt and Holding Company Obligations”, and SSAP No. 52, “Deposit Type Contracts”. These revisions clarified existing disclosure requirements and added certain additional disclosure requirements for entities entering into borrowing transactions with a Federal Home Loan Bank. The revisions were effective January 1, 2014. The Company has adopted the disclosure requirements, which are included in Note 2 and Note 3.

The NAIC adopted revisions to SSAP No. 26, “Bonds, Excluding Loan Backed Securities. These revisions clarified the differences between structured notes and structured securities and created a requirement to disclosure certain information for structured notes held on an individual security basis, including actual cost, fair value, carrying value,

2014 Statutory Financial Statements	Page 13

(In Thousands)

and whether or not the security is considered a mortgage-referenced security. The Company adopted these additional disclosure requirements, which are included in Note 3 to these financial statements.

The NAIC adopted revisions to SSAP No. 101, “Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 101”, which clarified that the authorized control level RBC computed without net deferred tax assets to be utilized when determining the amount of admissible net deferred tax assets is to be based on the current reporting period. The adoption of these revisions did not result in an impact to the financial statements.

The NAIC adopted revisions to SSAP No. 4, “Admitted and Nonadmitted Assets” which clarified that classification of an asset as admitted does not preclude an asset from disclosure as a restricted asset in required financial statement disclosures when the assets are pledged as collateral or otherwise restricted. The adoption of these revisions did not have an impact to the financial statements.

Note 3.  INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class (except for U.S. Treasury and U.S. Government guaranteed securities), geographic region, industry group, economic characteristic, investment quality, or individual investment.

BONDS AND PREFERRED STOCK  The following summarizes the admitted value and estimated fair value of the Company’s investment in bonds and preferred stock as of December 31, 2014 and 2013.

	Admitted Value	Gross Unrealized Capital		Estimated Fair Value
		Gains	Losses

December 31, 2014:
U.S. Treasury, U.S. Agency and other governmental securities	$408,464	$9,143	$2,816	$414,791
States governments and political subdivisions	968,415	176,569	887	1,144,097
Corporate securities	3,807,116	471,248	18,752	4,259,612
Residential mortgage-backed securities	161,249	20,290	117	181,422
Commercial mortgage-backed securities	1,404,702	89,916	2,971	1,491,647
Asset-backed securities	778,542	39,679	7,376	810,845

Total bonds	7,528,488	806,845	32,919	8,302,414
Redeemable preferred stock	72,905	3,376	248	76,033

TOTAL BONDS AND PREFERRED STOCK	$7,601,393	$810,221	$33,167	$8,378,447

	Admitted Value	Gross Unrealized Capital		Estimated Fair Value
		Gains	Losses

December 31, 2013:
U.S. Treasury, U.S. Agency and other governmental securities	$291,401	$6,388	$17,588	$280,201
States governments and political subdivisions	879,893	67,925	11,775	936,043
Corporate securities	3,749,127	300,782	104,834	3,945,075
Residential mortgage-backed securities	359,877	21,767	21	381,623
Commercial mortgage-backed securities	1,447,133	113,693	3,391	1,557,435
Asset-backed securities	515,685	32,180	8,602	539,263

Total bonds	7,243,116	542,735	146,211	7,639,640
Redeemable preferred stock	21,050	2,452	9	23,493

TOTAL BONDS AND PREFERRED STOCK	$7,264,166	$545,187	$146,220	$7,663,133

Page 14	The Penn Mutual Life Insurance Company

(In Thousands)

Included in the table above are securities held in custody and restricted for use under a reinsurance agreement with an admitted value and fair value totaling $574,172 and $682,537, respectively, as of December 31, 2014.

The following table summarizes the admitted value and estimated fair value of debt securities as of December 31, 2014 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Securities that are not due on a single maturity are included as of the final maturity.

	Admitted Value	Estimated Fair Value

Due in one year or less	$196,199	$199,067
Due after one year through five years	640,963	710,712
Due after five years through ten years	683,598	710,669
Due after ten years	3,463,194	3,993,765
Residential mortgage-backed securities(1)	258,585	279,339
Commercial mortgage-backed securities(1)	1,426,341	1,514,060
Asset-backed securities(1)	859,608	894,802

Total bonds	7,528,488	8,302,414
Redeemable preferred stock	72,905	76,033

TOTAL BONDS AND PREFERRED STOCK	$7,601,393	$8,378,447

(1)	Includes U.S. Treasury/Agency structured securities

Mortgage and other asset-backed securities consist of commercial and residential mortgage pass-through holdings, securities backed by home equity and manufactured housing loans, credit tenant leases and equipment trust certificates. These securities follow a structured principal repayment schedule and are rated investment grade, other than $79,913, primarily in asset-backed securities. The mortgage and other asset-backed securities portfolios are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of this portfolio is 5.75 years.

Investments on deposit with regulatory authorities as required by law were $3,808 and $3,818 at December 31, 2014 and 2013, respectively. Investments pledged as collateral for derivative contracts were $3,821 and $42,610 at December 31, 2014 and 2013, respectively. These investments are not available for use by the Company. The Company also has pledged collateral in the form of cash for certain derivative transactions. Refer to Note 6 for additional disclosures on derivatives and related collateral.

At December 31, 2014, the largest industry concentration of the Company’s portfolio was investments in the electric utilities sector of $613,099, representing 8.1% of the total debt securities portfolio.

CREDIT LOSS ROLLFORWARD

The following represents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was not recognized in earnings.:

As of December 31,	2014	2013

Balance, beginning of period	$30,762	$30,238
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(31)	(61)
Credit loss impairments previously recognized on securities impaired to fair value during the period	—	—
Credit loss impairment recognized in the current period on securities not previously impaired	—	585
Additional credit loss impairments recognized in the current period on securities previously impaired	—	—

Balance, end of period	$30,731	$30,762

2014 Statutory Financial Statements	Page 15

(In Thousands)

UNREALIZED LOSSES ON INVESTMENTS

Management has determined that the unrealized losses on the Company’s investments in equity and fixed maturity securities at December 31, 2014 are temporary in nature.

The following tables are an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31, 2014 and 2013, respectively.

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss

December 31, 2014:
U.S. Treasury, U.S. Agency and other governmental securities	$101,231	$1,797	$46,651	$1,019	$147,882	$2,816
States and political subdivisions	16,642	322	8,305	565	24,947	887
Corporate securities	375,393	10,582	182,082	8,170	557,475	18,752
Residential mortgage-backed securities	4,883	117	—	—	4,883	117
Commercial mortgage-backed securities	142,483	2,898	14,943	73	157,426	2,971
Asset-backed securities	248,320	4,501	30,583	2,875	278,903	7,376

Total Bonds	888,952	20,217	282,564	12,702	1,171,516	32,919
Redeemable Preferred Stock	21,437	236	788	12	22,225	248

TOTAL BONDS AND PREFERRED STOCK	$910,389	$20,453	$283,352	$12,714	$1,193,741	$33,167

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss

December 31, 2013:
U.S. Treasury, U.S. Agency and other governmental securities	$80,423	$10,913	$21,840	$6,675	$102,263	$17,588
States and political subdivisions	86,721	10,852	5,972	923	92,693	11,775
Corporate securities	992,315	82,306	125,475	22,528	1,117,790	104,834
Residential mortgage-backed securities	7,637	20	15	1	7,652	21
Commercial mortgage-backed securities	92,304	2,361	26,799	1,030	119,103	3,391
Asset-backed securities	118,527	6,242	33,833	2,360	152,360	8,602

Total Bonds	1,377,927	112,694	213,934	33,517	1,591,861	146,211
Redeemable Preferred Stock	—	—	1,191	9	1,191	9

TOTAL BONDS AND PREFERRED STOCK	$1,377,927	$112,694	$215,125	$33,526	$1,593,052	$146,220

Included in the December 31, 2014 amounts above is the interest portion of other-than-temporary impairments on securities of $148.

Page 16	The Penn Mutual Life Insurance Company

(In Thousands)

Unrealized losses on debt securities that were in an unrealized loss position less than twelve months at December 31, 2014, totaled 62% of the Company’s total fixed maturities unrealized loss, and unrealized losses on securities in an unrealized loss position greater than twelve months totaled 38% of the Company’s total fixed maturities unrealized loss. Of the total amount of debt securities unrealized losses, $28,116 or 85% is related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating in accordance with the NAIC methodology of 1 or 2. Unrealized losses on fixed maturity securities with a rating below investment grade represent $5,051 or 15% of the Company’s total fixed maturities unrealized losses.

The net decrease in the number of securities with fair values below amortized cost and in the amount of unrealized capital losses is primarily related to the declining interest rate environment, particularly among long duration corporate holdings as 30-year treasury rates fell more than 120 basis points during 2014.

U.S. Treasury, U.S Agency and Other Governmental Securities  Unrealized losses on the Company’s investments in U.S. Treasury, U.S. Agency and other governmental obligations were $2,816 or 8% of the Company’s unrealized losses for debt securities. These were spread over 10 securities which were primarily purchased prior to the interest rate spike during the second quarter of 2013.

States and Political Subdivisions  Unrealized losses on the Company’s investments in states and political subdivisions were $887 or 3% of the Company’s unrealized losses for debt securities. These were spread over 25 securities and the decline in value is attributable to an increase in treasury rates since purchase and widening credit spreads for select names.

Corporate Securities  Unrealized losses on corporate securities, which were primarily attributable to widening credit spreads and increasing interest rates since the date of purchase, were $18,752 or 57% of the total unrealized losses for debt securities. The amount of unrealized losses on the Company’s investment in corporate securities is spread over 157 individual securities with varying interest rates and maturities. There was one corporate security with a fair value below 80% of the security’s amortized cost.

Residential and Commercial Mortgage-Backed Securities  Unrealized losses on mortgage-backed securities were $3,088 or 9% of the total unrealized losses for debt securities. The amount of unrealized capital losses on the Company’s investment in mortgage-backed securities was due to several factors, depending upon the security. In general, the causes were: the increase in Treasury rates, illiquidity of the particular asset and spread widening specific to some individual securities. These losses were spread across 33 fixed and variable rate securities, 100% of which are investment grade. There were no mortgage-backed securities that were priced below 80% of the security’s amortized cost. Management believes the collateral is sufficient to recover amortized cost. The Company measures its mortgage-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized loss. When the fair value of the security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other-than-temporarily impaired. The Company also evaluates these securities for other-than-temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows.

Other Asset-Backed Securities  Unrealized losses on asset-backed securities were $7,376 or 22% of the total unrealized losses for debt securities. The unrealized losses on these investments are primarily related to the increase in short-term interest rates and widening spreads for select issues. These losses are spread across 57 securities. Similar to mortgage-backed securities, the Company measures its asset-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized loss. When the fair value of a security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other-than-temporarily impaired. The Company also evaluates these securities for other-than-temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows. There were no asset-backed securities that were priced below 80% of the security’s amortized cost.

Redeemable Preferred Stock  Unrealized Capital losses on redeemable preferred stock were $248 or 1% of the total unrealized capital losses for debt securities. The amount of unrealized capital losses on the Company’s investment in redeemable preferred stock is spread over 22 individual securities. There was no redeemable preferred stock that were priced below 80% of the security’s amortized cost.

2014 Statutory Financial Statements	Page 17

(In Thousands)

COMMON STOCK — UNAFFILIATED  Unaffiliated equity securities had gross unrealized capital gains of $127 and $0 and gross unrealized capital losses of $3,359 and $610 as of December 31, 2014 and 2013, respectively.

The following presents the gross unrealized capital losses and fair values for unaffiliated common stock with unrealized capital losses that are deemed to be only temporarily impaired and length of time that individual securities have been in an unrealized capital loss position, at:

	Less than 12 months		Greater than 12 Months		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

Common stock — unaffiliated —
December 31, 2014	$57,253	$2,863	$1,470	$496	$58,723	$3,359
Common stock — unaffiliated —
December 31, 2013	1,356	610	—	—	1,356	610

The amount of unrealized capital losses on the Company’s investment in unaffiliated common stock is spread over 15 individual securities. There were no unaffiliated common stock securities that were priced below 80% of the security’s cost. Management has determined that the unrealized losses on the Company’s investments in unaffiliated common stock at December 31, 2014 are temporary in nature. For further discussion on how the Company evaluates the impairment, see Note 2.

Federal Home Loan Bank  The Company’s investment in the FHLB-PGH Class B Membership Capital Stock as of December 31, 2014 was $1,621. The Company held no other classes of FHLB-PGH Capital Stock as of December 31, 2014. The Class B Membership Capital Stock held by the Company is subject to written notices of requests for redemption followed by a 5 year waiting period.

As of December 31, 2014, the Company’s borrowing capacity with the FHLB-PGH was $916,675.

The following represents the amount of collateral pledged to the FHLB-PGH, and the maximum amount of collateral pledged is as follows:

	As of December 31, 2014	Maximum during 2014

Carrying value	$—	$106,609
Fair value	—	114,763

The amount of interest paid to FHLB-PGH on borrowings classified as funding agreements for the year ended December 31, 2014 was $54.

OTHER THAN TEMPORARY IMPAIRMENTS ON LOAN-BACKED SECURITIES  There were no other than temporary impairments recognized on loan-backed securities for the years ended December 31, 2014 and December 31, 2013.

REAL ESTATE  Investments in real estate consist of the Company’s home office property. As of December 31, 2014 and 2013, accumulated depreciation on real estate amounted to $18,601 and $17,628, respectively.

Page 18	The Penn Mutual Life Insurance Company

(In Thousands)

ALTERNATIVE ASSETS  The following table presents the Company’s Alternative assets portfolio as of December 31:

2014	Carrying Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period

Venture capital	$125,267	$87,161
MBO	45,374	29,083
Distressed	44,430	18,744
Real asset	52,021	37,404
Mezzanine	23,932	19,934
Infrastructure *	20,296	133	Semi-annually	30 days
Hedge funds	48,027	—	Monthly	5 days
Secondaries	7,150	2,643
Fund of funds	15,935	6,775
Senior mezzanine	7,482	10,931
Direct lending	8,154	3,967

Total Alternative Assets	$398,068	$216,775

*	Redemption option only applies to one infrastructure fund (Value = $8,071; Unfunded Commitment = $0)

The investment values are provided per the partnerships’ capital statements. The Company has reviewed events that have occurred since the date the values were calculated and has determined that no adjustments to the calculated values are necessary. With the exception of five open-ended investments within the portfolio, the Company’s interest cannot be redeemed. Instead, distributions from each fund result from the liquidation of the underlying assets. The period over which unredeemable investments are expected to be liquidated range from 5 years to 10 years.

As of December 31, 2014, none of these investments exceed 10% of the Company’s admitted assets. The Company recognized realized losses of $1,551 and $4,459 in 2014 and 2013, respectively, associated with other than temporary impairments of certain partnership investments. The Company considered the remaining life of the partnerships and the performance of the underlying assets when evaluating the facts and circumstances surrounding the recovery of the cost of the partnership investments.

The Company recognized realized gains of $408 and $8,225 for the years ended December 31, 2014 and 2013, respectively, associated with redemptions from hedge fund investments.

OTHER INVESTED ASSETS  Low Income Housing Tax Credits  The Company has no LIHTC properties under regulatory review at December 31, 2014 and 2013. Impairment is determined by comparing the book value of the investment with the present value of future tax benefits. The investment is written down if the book value is higher than the present value and the write-down is accounted for as a realized loss. There were no write-downs due to forfeiture of eligibility and there were no impairments during the years ended December 31, 2014 or 2013.

Commitments of $2,559 have been recorded in Other liabilities. The Company has unexpired tax credits with remaining lives ranging between 9-13 years. Required holding periods for LIHTC investments range between 12-15 years.

2014 Statutory Financial Statements	Page 19

(In Thousands)

NET INVESTMENT INCOME AND REALIZED CAPITAL GAINS/(LOSSES)  The following table summarizes the major categories of net investment income for the years ended:

December 31,	2014	2013

Income:
Bonds and preferred stock	$422,614	$406,310
Common stocks — affiliated	10,500	7,000
Unaffiliated	2,092	253
Real estate	2,760	2,760
Policy loans	15,202	15,266
Alternative assets	35,282	30,790
Other invested assets	31,007	45,346
Other	490	385
Derivatives	11,295	8,216
IMR amortization	(2,305)	3,237

Total investment income	528,937	519,563

Expenses:
Surplus note interest	28,718	28,706
Depreciation of real estate	973	707
Other investment expenses	18,880	17,965

Total investment expenses	48,571	47,378

NET INVESTMENT INCOME	$480,366	$472,185

During 2014 and 2013, proceeds from sales of bonds, preferred stock, and common stocks, and related gross realized gains and losses on those sales were as follows for the years ended December 31:

	2014			2013
	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses

Bonds	$1,272,076	$56,171	$13,727	$535,040	16,963	5,083
Preferred stock	7,582	135	—	175	—	—
Common stock	11,276	4	188	6,463	3,460	2,713

In addition, during the years ended December 31, 2014 and 2013, the Company recognized realized losses of $0 and $585, respectively, related to the impairment of debt securities.

There was no nonadmitted accrued investment income at December 31, 2014 and 2013, respectively.

Realized capital gains/(losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended:

December 31,	2014	2013

Realized capital gains/(losses)	$67,205	$(15,999)
Less:
Amount transferred to IMR (net of related taxes of $(23,440) in 2014 and $(7,615) in 2013)	19,402	1,123
Income tax effect on realized capital gains/(losses)	30,405	—

NET REALIZED CAPITAL GAINS/(LOSSES)	$17,398	$(17,122)

Page 20	The Penn Mutual Life Insurance Company

(In Thousands)

Portions of realized capital gains and losses that were determined to be interest related were transferred to the IMR.

The Company did not sell any securities with the NAIC’s designation 3 or below during the years ended December 31, 2014 and 2013 that were reacquired within 30 days of the sale date.

STRUCTURED NOTES  The following table represents structured notes held by the Company as of December 31, 2014:

CUSIP Identification	Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage- Referenced Security (Y/N)

3136F9RQ8	$1,294	$1,561	$1,396	N
912810FD5	182	248	181	N
912828C99	51,317	50,110	51,181	N
912828WU0	48,937	48,154	48,847	N

Note 4.  RESERVES AND FUNDS FOR PAYMENT OF ANNUITY BENEFITS

The Company’s separate accounts are non-guaranteed. The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts are illustrated below as of December 31, 2014:

December 31, 2014	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	523,283	—	523,283	6%
At fair value	—	5,754,931	5,754,931	64%

Subtotal	523,283	5,754,931	6,278,214	70%

Subject to discretionary withdrawal-without adjustment	1,416,062	—	1,416,062	16%
Not subject to discretionary withdrawal	984,916	317,429	1,302,345	14%

Total annuity reserves and deposit liabilities gross	2,924,261	6,072,360	8,996,621	100%

Less: reinsurance ceded	(4,039)	—	(4,039)

TOTAL ANNUITY RESERVES AND DEPOSIT LIABILITIES, NET	$2,920,222	$6,072,360	$8,992,582

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts are illustrated below as of December 31, 2013:

December 31, 2013	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	667,616	—	667,616	8%
At fair value	—	5,397,519	5,397,519	64%

Subtotal	667,616	5,397,519	6,065,135	72%

Subject to discretionary withdrawal-without adjustment	1,302,000	—	1,302,000	15%
Not subject to discretionary withdrawal	950,512	126,837	1,077,349	13%

Total annuity reserves and deposit liabilities gross	2,920,128	5,524,356	8,444,484	100%

Less: reinsurance ceded	(4,167)	—	(4,167)

TOTAL ANNUITY RESERVES AND DEPOSIT LIABILITIES, NET	$2,915,961	$5,524,356	$8,440,317

2014 Statutory Financial Statements	Page 21

(In Thousands)

The following summarizes total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31:

	2014	2013

Statutory Statements of Admitted Assets, Liabilities and Surplus:
Policyholders’ reserves — group annuities	$279,343	$298,267
Policyholders’ reserves — individual annuities	2,110,245	2,086,772
Liabilities for deposit-type contracts	502,500	504,394
VACARVM reserves	28,134	26,528

Subtotal	2,920,222	2,915,961

Separate Account Annual Statement:
Annuities	6,072,208	5,524,179
Supplementary contracts with life contingencies	136	160
Other annuity contract-deposit-funds	16	17

Subtotal	6,072,360	5,524,356

TOTAL RESERVES	$8,992,582	$8,440,317

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum return upon death as follows:

RETURN OF PREMIUM  provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase payments.” This guarantee is a standard death benefit on all individual variable annuity products.

STEP-UP  provides a variable death benefit equal to the greater of the account value and the highest variable account value adjusted for withdrawals and transfers from any prior contract anniversary date.

RISING FLOOR  provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

The following table summarizes the account values and net amount at risk (death benefit in excess of account value), net of reinsurance for variable annuity contracts with guarantees invested in the separate account as of December 31:

	2014	2013

Account value	$6,039,877	$5,503,782
Net amount at risk	48,961	54,335

The Company has variable annuity contracts that have GMAB and GMAB/GMWB Rider options. The GMAB provides for a return of principal at the end of a ten-year period. The GMAB/GMWB combination rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The GMWB riders are also available with inflation or death benefit protection. The benefit base is calculated as the maximum of principal increase at a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount.

Page 22	The Penn Mutual Life Insurance Company

(In Thousands)

The following table summarizes the account values for the different benefit types as of December 31, 2014:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,490	$168,684	$160,262
GMWB w/inflation	11,818	1,889,717	1,835,481
GMAB/GMWB	15,629	2,592,078	2,502,167
GMWB w/ DB	803	120,898	113,644

Total	29,740	$4,771,377	$4,611,554

The following table summarizes the account values for the different benefit types as of December 31, 2013:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,229	$129,752	$123,072
GMWB w/inflation	10,986	1,677,470	1,619,930
GMAB/GMWB	14,939	2,340,519	2,247,484
GMWB w/ DB	621	86,746	80,467

Total	27,775	$4,234,487	$4,070,953

Reserves for living and death benefits are based on the methodology specified in Actuarial Guideline XLIII (VACARVM), which specifies the final reserve as the greater of standard and stochastic scenarios floored at the basic adjusted reserve and cash value. The standard scenario is based on a single path, deterministic projection with stipulated assumptions. The stochastic scenario is based on the Conditional Tail Expectation (“CTE”) 70% of 1000 stochastically generated interest rate scenarios. Prudent estimate assumptions including margins for uncertainty are used to calculate the stochastic amount. Key assumptions needed in valuing the liability include full withdrawals, partial withdrawals, mortality, the Consumer Price Index, investment management fees and revenue sharing, expenses, fund allocations and other policyholder behavior. In addition, a method for projecting interest rates and equity returns is required. The stochastic process also requires the projection of in-force general account assets, assets from reinvested cash flows and in-force hedge assets that support the liabilities. The key assumptions needed in valuing the assets include reinvestment asset mix, reinvestment credit spreads, default rates, implied volatility and swap interest rates. At December 31, 2014 and 2013, the standard scenario was the greater of the two measures and was used as the final reserve. The final reserve balance for policies that fall within the scope of Actuarial Guideline XLIII, which covers both Living and Death Benefit guarantees, is $5,885,362 and $5,346,764, as of December 31, 2014 and 2013, respectively. In 2014 and 2013, as a result of the annual assumption review, there was a release of reserves of $0 and $23,700, respectively.

Note 5.  SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC  The Company maintains separate accounts, which are registered with the Securities Exchange Commission (“SEC”), for its individual variable life and annuity products with assets of $6,854,843 and $6,302,011 at December 31, 2014 and 2013, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of the Company’s Penn Series Funds and other non-proprietary funds.

Separate Accounts Not Registered with the SEC  The Company also maintains separate accounts, which are not registered with the SEC, with assets of $324,225 and $315,410 at December 31, 2014 and 2013, respectively. While the product itself is not registered with the SEC, the underlying assets are comprised of SEC registered mutual funds. The assets in these separate accounts are carried at fair value.

Information regarding the Separate accounts of the Company, all of which are nonguaranteed, is as follows:

	2014	2013

Premiums considerations and deposits	$509,356	$629,366
Reserves at December 31, at market value	6,986,569	6,419,466
Subject to discretionary withdrawal at market value	6,986,569	6,419,466

2014 Statutory Financial Statements	Page 23

(In Thousands)

The following table reconciles the amounts transferred to and from the separate accounts as reported in the financial statements of the separate accounts to the amount reported in the Statements of Income and Loss for the year ended December 31:

	2014	2013

Transfers as reported in the financial statements of the separate accounts:
Transfers to separate accounts	$509,356	$629,366
Transfers from separate accounts	358,141	318,456

Transfers as reported in the Statements of Income and Loss	$151,215	$310,910

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and transactions. For the current reporting year, the Company reported assets and liabilities from variable life and annuity product lines into a separate account.

The assets of the separate accounts, which are legally insulated from the general account, are comprised of the following product mix as of December 31:

Product Description	2014	2013

Enhanced Deferred Individual Annuity	$5,489,239	$4,948,248
Single Life Variable Universal Life	623,332	606,870
Basic Deferred Individual Annuity	438,453	441,325
Joint Life Variable Universal Life	303,819	305,568
Deferred Group Annuity	324,225	315,410

Total	$7,179,068	$6,617,421

Certain separate account liabilities are guaranteed by the general account.

As of December 31, 2014 and 2013, the general account of the Company had a maximum guarantee for separate account liabilities of $142,682 and $115,569, respectively. To compensate the general account for the risk taken, the separate account paid risk charges to the general account totaling $42,258 and $33,532 for the years ended December 31, 2014 and 2013, respectively and $99,979 for the three-year period between 2014 and 2012.

For the years ended December 31, 2014 and 2013, the general account of the Company has paid $443 and $1,296, respectively, towards separate account guarantees, and $6,090 cumulatively over the last five years.

Note 6.  DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks. The Company uses forward contracts, swaps, futures, options, and caps to hedge these risks.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives

Page 24	The Penn Mutual Life Insurance Company

(In Thousands)

Association Master agreement govern all Over-the-Counter (“OTC”) derivative contracts. In addition, as a result of Dodd Frank Title VII, interest rate swaps are now centrally cleared through an exchange.

The following table presents the notional values, fair values and carrying values of derivative instruments designated and qualifying as hedging instruments. Derivative instruments with carrying values showing a gain are reported in other invested assets. Derivative instruments with carrying values showing a loss are reported in other liabilities.

Derivative Instruments Designated and Qualifying as Hedging Instruments

December 31,			2014						2013

	Number	Notional Value	Fair Value		Carrying Value		Number	Notional Value	Fair Value		Carrying Value
			Gain	(Loss)	Gain	(Loss)			Gain	(Loss)	Gain	(Loss)
Cash flow hedges:
Equity options	44	$950,163	$44,183	$—	$30,140	$—	—	$—	$—	$—	$—	$—
Currency swaps	7	39,086	3,054	(224)	1,731	—	5	31,486	—	(2,772)	—	(1,763)
Fair value hedges:
Interest rate swaps	1	25,000	—	(2,938)	—	—	—	—	—	—	—	—

Total designated and qualifying as hedges	52	$1,014,249	$47,237	$(3,162)	$31,871	$—	5	$31,486	$—	$(2,772)	$—	$(1,763)

The following table presents the notional and fair values of derivative financial instruments not designated and not qualifying as hedging instruments. Fair values showing a gain are reported in other invested assets. Fair values showing a loss are reported in other liabilities. For the derivative instruments shown below, fair values equal carrying values.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

December 31,		2014				2013

	Number	Notional Value	Fair Value		Number	Notional Value	Fair Value
			Gain	(Loss)			Gain	(Loss)
Interest rate futures	7,101	$1,255,727	$1,401	$(2,279)	8,500	$1,283,124	$68	$(3,283)
Interest rate caps	—	—	—	—	2	200,000	—	—
Credit default swaps	1	5,000	—	(591)	2	9,000	—	(818)
Equity futures	1,500	150,707	—	(5,705)	200	23,228	—	(94)
Foreign currency forwards	1	19,103	1,489	—	1	18,186	—	(404)
Interest rate swaps	13	1,139,400	1,876	(25,761)	15	1,685,000	181	(65,995)
Inflation swaps	2	125,000	—	(10,540)	2	125,000	—	(1,806)
Equity options	15	628,100	26,358	(1,692)	37	1,139,496	70,968	—
Total return swaps	4	270,472	—	(22,836)	3	190,837	652	(33,836)
Swaptions	5	695,000	—	(930)	1	50,000	1	—

Total not designated and not qualifying as hedges	8,642	$4,288,509	$31,124	$(70,334)	8,763	$4,723,871	$71,870	$(106,236)

2014 Statutory Financial Statements	Page 25

(In Thousands)

The impact of derivative instruments reported on the Statements of Income and Loss for the years ended December 31, 2014 and 2013, segregated by derivatives designated and qualifying as hedging instruments and derivatives not designated and not qualifying as hedging instruments, is reported in the tables below:

Derivative Instruments Designated and Qualifying as Hedging Instruments

Years Ended December 31,	2014		2013

	Net Investment Income/(Loss)	Net Investment Gains/(Losses)[1]	Net Investment Income/(Loss)	Net Investment Gains/(Losses)[1]
Cash flow hedges:
Interest rate swaps	$—	$—	$506	$1,335
Currency swaps	11	—	32	—
Fair value hedges:
Interest rate swaps	(231)	—	(1,614)	(8,606)
Interest rate futures	—	197	—	—

Total qualifying hedges	$(220)	$197	$(1,076)	$(7,271)

1	Net investment gains/(losses) were transferred to the IMR.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

Years Ended December 31,	2014		2013

	Net Investment Income/(Loss)	Net Investment Gains/(Losses)[1]	Net Investment Income/(Loss)	Net Investment Gains/(Losses)[1]
Interest rate futures	$—	$(8,985)	$—	$2,171
Interest rate caps		(4,380)	—	—
Credit default swaps	(274)	—	(347)	—
Equity futures	—	(23,293)	—	(49,458)
Foreign currency forwards	—	(149)	—	321
Interest rate swaps	10,979	28,334	10,438	(21,925)
Inflation swaps	(338)	—	(1,413)	8,209
Equity options	—	66,303	—	46,319
Total return swaps	1,148	(35,976)	615	(13,734)
Swaptions	—	3,581	—	919

Total nonqualifying hedges	$11,515	$25,435	$9,293	$(27,178)

1	$538 and $6,032, of the net investment gains/(losses) were transferred to the IMR for the years ended December 31, 2014 and 2013, respectively.

Derivative Instruments Designated and Qualifying as Hedging Instruments

The Company has entered into currency swaps that qualify for hedge accounting. These have been designated as cash flow hedges of cash flows related to foreign currency securities. These currency swaps are used to reduce market risks from changes in foreign exchange rates. The hedging instruments are held at amortized cost. For the currency swaps, the change in value related to foreign exchange fluctuations is recognized as an unrealized gain or loss, as applicable. The change in unrealized capital gains/(losses) for these currency swaps designated and qualifying as hedging instruments for the years ended December 31, 2014 and 2013 were $3,494 and $(1,763) respectively.

Derivative instruments used in cash flow hedges that meet the criteria of a highly effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. The maximum length of time over which the Company is hedging its exposure to the variability in future cash flows is 20 years.

Page 26	The Penn Mutual Life Insurance Company

(In Thousands)

The Company has purchased equity options in the form of call spreads that qualify for hedge accounting. These have been designated as cash flow hedges of cash flows related to the annual return of the S&P 500 Index. These call spreads are used to hedge the increase in liability associated with indexed credits on IUL and VUL policies. As these are derivatives in a highly effective hedge, they are carried at cost in a manner consistent with the firm commitment being hedged. At termination, a realized gain amount, net of the cost basis, is recognized within benefits paid to policyholders and beneficiaries on the Statements of Income and Loss, consistent with the change in liability associated with the account value. In the event that the hedge fails to qualify as being highly effective at any of the accounting measurement points, the hedge will be considered ineffective and the derivative will be marked to market and the associated change will be recognized as unrealized gain/(loss). At the time of exercise or expiration of the derivative, the associated realized gain or loss will flow through net investment gain/(loss) on the income statement.

The company has entered into an interest rate swap that qualifies for hedge accounting. The swap has been designated as a fair value hedge of changes in the market value of three bonds in the corporate bond portfolio due to changes in interest rates. The effective portion of the hedge flows through the income statement. At termination, the change in the fair value of the derivative flows through the income statement; the change in the fair value of the bonds will be used to adjust the book basis of the bonds and the remaining amount will be amortized over the remaining life of the bonds. The gain or loss of the derivative at termination will be amortized through IMR over the remaining life of the derivative.

During the year ended December 31, 2014, the Company entered into fair value hedge accounting for two interest rate futures. Hedge accounting for one such hedge was subsequently terminated when the derivative instrument was closed and resulted in a realized gain of $197. Hedge accounting for the other such hedge was subsequently terminated when the derivative instrument was closed, which was proven to be ineffective, resulting in a realized gain of $59. The realized gains for both hedges were transferred to the IMR and are being amortized over the duration of the derivative instruments.

During the year ended December 31, 2013, the Company entered into cash flow hedge accounting for one interest rate swap and fair value hedge accounting for two interest rate swaps. Hedge accounting was subsequently terminated when the derivative instruments were closed. This resulted in the realized gain related to the cash flow hedge interest rate swap of $1,335 and a realized loss for the fair value hedge interest rate swaps of $8,606, which were deferred into the IMR and are being amortized into income over the duration of the derivative instruments.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The Company enters into interest rate caps, interest rate and equity futures, credit default swaps, forward contracts, interest rate swaps, inflation swaps and equity options that do not qualify for hedge accounting.

These instruments are carried at fair value and are classified as either other invested assets or other liabilities in the Statements of Admitted Assets, Liabilities and Surplus. The Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security resulting in bankruptcy or the failure to pay. The Company may use “to be announced” forward contracts to gain exposure to the investment risk and return of mortgage-backed securities.

The Company uses interest rate swaps, interest rate futures and swaptions to reduce market risks from changes in interest rates; the Company uses inflation swaps as an economic hedge to reduce inflation risk associated with inflation-indexed liabilities.

Total return swaps and equity futures are used to hedge the company’s liability risk exposure to declines in the equity markets.

Foreign currency forwards are used to hedge the risk embedded in the Company’s investment in Euro-denominated alternative assets.

The Company offers IUL products which have embedded options with guaranteed returns. The Company uses equity options in the form of call spread options for protection from rising equity levels and rising volatility.

2014 Statutory Financial Statements	Page 27

(In Thousands)

The change in unrealized capital gains/(losses) for derivative instruments not designated and not qualifying as hedging instruments are as follows for the years ended December 31:

	2014	2013

Interest rate futures	$2,338	$(3,215)
Interest rate caps	4,380	—
Credit default swaps	227	(61)
Equity futures	(5,612)	4,155
Foreign currency forward	1,893	(1,015)
Interest rate swaps	41,970	(53,551)
Inflation swaps	(8,733)	(11,695)
Equity options	(33,024)	27,330
Total return swaps	10,348	(33,184)
Swaptions	785	(94)

Total	$14,572	$(71,330)

The Company offers a variety of variable annuity contracts with GMAB or GMWB (described further in Note 4.). The contractholders may elect to invest in equity funds. Adverse changes in the equity markets expose the Company to losses if the changes result in contractholder’s account balances falling below the guaranteed minimum. To mitigate the risk associated with these liabilities, the Company enters into equity futures. The changes in value of the futures will offset a portion of the changes in the annuity accounts relative to changes in the equity market.

CREDIT RISK

The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the counterparty’s credit rating. As of December 31, 2014 and 2013, the Company was fully collateralized thereby eliminating the potential for an accounting loss. Additionally, the agreements with the counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset also reduces the Company’s exposure. As of December 31, 2014 and 2013, the Company pledged collateral of $6,731 and $44,498, respectively, in the form of securities and cash. The cash received from held collateral is invested in an interest bearing money market fund and is reflected as a short-term investment.

As of December 31, 2014 and 2013, the Company pledged collateral for futures contracts of $16,169 and $10,882, respectively, in the form of cash. Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments.

At December 31, 2014 and 2013, the Company maintained claims related to certain derivatives associated with the bankruptcy of Lehman Brother Holdings, Inc. in 2008. In July 2013, one claim associated with Lehman Brothers Finance was sold for net proceeds of $8,471, resulting in a realized gain of $3,922. In 2014, cash settlements associated with Lehman Brothers Special Finance were received of $504, resulting in a realized gain of $71.

Note 7.  FAIR VALUE OF FINANCIAL INSTRUMENTS AND OFF-BALANCE-SHEET RISK

FAIR VALUE MEASUREMENT  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. Inputs to valuation techniques to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement. The Company has categorized its assets and liabilities

Page 28	The Penn Mutual Life Insurance Company

(In Thousands)

into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1	Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets and liabilities.

Level 2	Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Prices for assets classified as Level 2 are primarily provided by an independent pricing service using observable inputs. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the fair value hierarchy.

Level 3	Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, market approach and other similar techniques. Prices may be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market but are not further corroborated with other additional observable market information.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections describe the valuation methodologies used to determine fair values as well as the key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis, that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

The fair value process is monitored by an internal Valuation Group which meets at least quarterly. The Valuation Group consists of financial and investment professionals and utilizes additional subject matter experts as applicable. The purpose of the Valuation Group is to monitor the Company’s asset valuation policies and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues, changes to valuation methodologies and pricing sources. To assess the continuing appropriateness of third party pricing service security valuations, the Valuation Group regularly monitors the prices, reviews price variance reports and compares prices to alternate sources for a sample of securities on a periodic basis. In addition, the Company performs an initial and ongoing review of the third party pricing services methodologies, reviews inputs and assumptions used for a sample of securities on a periodic basis and performs back testing on recent trades. Pricing challenges are raised on valuations considered not reflective of market and are monitored by the Valuation Group.

BONDS  The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services. In order to validate reasonability, prices are reviewed by internal investment professionals through comparison with directly observed recent market trades or color or by comparison of significant inputs used by the pricing service to the Company’s observations of those inputs in the market. Consistent with the fair value hierarchy described above, securities with quoted market prices or corroborated valuations from pricing services are generally reflected within Level 2. Inputs considered to be standard for valuations by the independent pricing service include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data and industry and economic events. In circumstances where prices from pricing services are reviewed for reasonability but

2014 Statutory Financial Statements	Page 29

(In Thousands)

cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy.

In circumstances where market data such as quoted market prices or vendor pricing is not available, internal estimates based on significant observable inputs are used to determine fair value. This category also includes fixed income securities priced internally. Inputs considered include: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices, as applicable. Also included in Level 2 are private placement securities. There are several private placement bonds that are priced externally by asset management firms with expertise in the security type utilizing the discounted cash flows methodology applied through an industry standard analytical and valuation platform. Inputs considered are: public corporate bond spreads, industry sectors, average life, internal ratings, security structure, liquidity spreads, credit spreads and yield curves, as applicable. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated internally by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

The Company’s Level 3 debt securities generally include certain privately placed commercial mortgage backed, asset backed trust preferred, public debt and certain private debt securities priced internally based on observable and unobservable inputs. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with an internally developed valuation that utilizes market information and activity. As of December 31, 2014 and 2013, there were no debt securities carried at fair value that were valued in this manner.

Significant inputs used in valuing the Company’s Level 3 debt securities include: issue specific credit adjustments, illiquidity premiums, estimation of future collateral performance cash flows, default rate assumptions, acquisition cost, market activity for securities considered comparable and non-binding quotes from certain market participants. Certain of these inputs are considered unobservable, as not all market participants will have access to this data.

The methodologies followed for valuing the Company’s significant Level 3 debt securities include:

•

Commercial mortgage, residential mortgage and asset backed securities — These assets are valued based upon broker quotes which are updated regularly. The quoted valuation is based upon a discounted cash flow model and the assumptions underlying the model include swap curve rates, prepayment and default assumptions and an illiquidity premium. On a periodic basis, management reviews the underlying assumptions with the quoting broker and reviews the final quotes for reasonableness.

•

Asset backed trust preferred securities — The process used to value these assets consists of determining the current market price and credit spread of the underlying floating rate security that will be received at maturity of the trust. That value is then discounted based upon a rate consisting of the applicable swap yield to maturity, the discount margin and an illiquidity premium established by management.

EQUITY SECURITIES  Equity securities consist principally of investments in common and preferred stock of publicly traded companies, exchange traded funds, closed-end funds, and FHLB-PGH capital stock. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. The fair values of non-exchange traded preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with recent market trades we have directly observed. Accordingly, these securities are classified within Level 2 in the Company’s fair value hierarchy. Fair value for the FHLB capital stock approximates par value and is classified within Level 3 of the Company’s fair value hierarchy.

Page 30	The Penn Mutual Life Insurance Company

(In Thousands)

CASH AND SHORT-TERM INVESTMENTS  Short-term investments carried at Level 1 consist of money market funds and investments purchased with maturities of greater than three months and less than or equal to 12 months. These are carried at amortized cost and approximate fair value.

DERIVATIVE INSTRUMENTS  Derivatives instruments not qualifying as an effective hedge with a positive fair value are recorded as other invested assets. Derivatives instruments not qualifying as an effective hedge with negative fair values are reported as other liabilities. The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparties, exchanges or clearing members as applicable, utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns and liquidity as well as other factors. In order to validate reasonability, prices are reviewed by our internal investment professionals through comparison with directly observed recent market trades, comparison with internal valuations estimated through use of valuation models maintained on an industry standard analytical and valuation platform, or comparison of all significant inputs used by the pricing service to our observations of those inputs in the market. Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

The Company’s exchange traded futures include index futures that are valued using quoted prices in active markets and are classified within Level 1 in our fair value hierarchy. Derivative positions traded in the over-the-counter (“OTC”) derivative market are classified within Level 2. These investments include: interest rate swaps, interest rate caps, total return swaps, swaptions, and equity options. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker-dealer quotations, third-party pricing vendors and/or recent trading activity. Refer to Note 6 for additional disclosures regarding derivatives.

SEPARATE ACCOUNT ASSETS  Separate Account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification within Level 1 of the Company’s fair value hierarchy.

2014 Statutory Financial Statements	Page 31

(In Thousands)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2014	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate securities	$—	$285	$—	$285
Commercial MBS	—	3,311	—	3,311
Asset-backed securities	—	9,591	1,640	11,231

Total Bonds	—	13,187	1,640	14,827
Redeemable preferred stock	—	800	—	800
Common stock — unaffiliated	66,604	—	2,592	69,196
Derivatives
Interest rate swaps	—	1,876	—	1,876
Interest rate futures	1,401	—	—	1,401
Equity options	—	26,358	—	26,358
Foreign currency forwards	—	1,489	—	1,489

Total derivatives	1,401	29,723	—	31,124

Total investments	68,005	43,710	4,232	115,947
Separate account assets(1)	7,179,068	—	—	7,179,068

Total assets	$7,247,073	$43,710	$4,232	$7,295,015

Liabilities:
Derivatives	$(7,984)	$(62,350)	$—	$(70,334)

Total Liabilities	$(7,984)	$(62,350)	$—	$(70,334)

(1)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Surplus.

Page 32	The Penn Mutual Life Insurance Company

(In Thousands)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2013	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate securities	$—	$188	$—	$188
Asset-backed securities	—	9,716	1,743	11,459

Total Bonds	—	9,904	1,743	11,647
Redeemable preferred stock	—	764	—	764
Common stock — unaffiliated	1,356	—	971	2,327
Derivatives
Interest rate swaps	—	181	—	181
Interest rate futures	68	—	—	68
Equity options	—	70,968	—	70,968
Total return swaps	—	652	—	652
Swaptions	—	1	—	1

Total derivatives	68	71,802	—	71,870

Total investments	1,424	82,470	2,714	86,608
Separate account assets(2)	6,617,421	—	—	6,617,421

Total assets	6,618,845	82,470	2,714	6,704,029

Liabilities:
Derivatives	$(3,377)	$(102,859)	$—	$(106,236)

Total liabilities	$(3,377)	$(102,859)	$—	$(106,236)

(2)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Surplus.

SIGNIFICANT TRANSFERS BETWEEN LEVEL 1 AND LEVEL2  There were no significant transfers between Level 1 and Level 2.

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS  When a determination is made to classify a financial instrument within Level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology. There were no assets transferred in or out of Level 3 for the years ended December 31, 2014 and 2013.

2014 Statutory Financial Statements	Page 33

(In Thousands)

The tables below include a rollforward of the Statements of Admitted Assets, Liabilities and Surplus amounts for the years ended December 31, 2014 and 2013 (including the change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy.

	Asset-Backed Securities	Common Stock	Total Assets

Balance January 1, 2014	$1,743	$971	$2,714
Transfers in	—	—	—
Transfers out	—	—	—
Total gains or losses (realized/unrealized) included in:
Income/(loss)	4	—	4
Surplus	4	—	4
Amortization/Accretion	—	—	—
Purchases/(Sales):
Purchases	—	9,672	9,672
(Sales)	(111)	(8,051)	(8,162)

Balance December 31, 2014	$1,640	$2,592	$4,232

	Asset-Backed Securities	Common Stock	Total Assets

Balance January 1, 2013	$1,726	$960	$2,686
Transfers in	—	—	—
Transfers out	—	—	—
Total gains or losses (realized/unrealized) included in:
Income/(loss)	(198)	—	(198)
Surplus	307	—	307
Amortization/Accretion	—	—	—
Purchases/(Sales):
Purchases	—	11	11
(Sales)	(92)	—	(92)

Balance December 31, 2013	$1,743	$971	$2,714

The following summarizes the fair value, valuation techniques and significant unobservable inputs of the Level 3 fair value measurements that were developed as of December 31, 2014:

	Fair Value	Valuation Technique	Significant Unobservable Inputs	Rate/Range or/ weighted ave.

Assets:
Investments
Bonds
Asset-backed securities	$1,640	Broker quote(1)	Not available	N/A
Common Stock	971	Enterprise valuation multiple(2)	Enterprise valuation multiple	6.0 multiple
	1,621	Set by issuer — FHLB-PGH(3)	Not available	N/A

Total investments	$4,232

(1)	Broker quoted fair values on these asset backed securities represent indicative, non-binding quotes developed by a single market maker. The significant inputs are not developed by the Company and are not reasonably available.
(2)	The Company estimates the fair value using a model which applies an enterprise valuation multiplier to estimated earnings before income taxes, depreciation, and amortization.
(3)	The par value of capital stock is $100. The capital stock is issued, redeemed and repurchased at par.

Page 34	The Penn Mutual Life Insurance Company

(In Thousands)

The following tables summarizes the aggregate fair value for all financial instruments and the level within the fair value hierarchy in which the fair value measurements in their entirety fall, for which it is practicable to estimate fair value, at December 31:

2014	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3	Not Practicable Carrying Value

Financial Assets:
Bonds	$8,302,414	$7,528,488	$18,174	$7,681,891	$602,349	$—
Redeemable preferred stock	76,033	72,905	44,875	29,976	1,182	—
Common stock-unaffiliated	69,196	69,196	66,604	—	2,592	—
Cash and short-term investments	128,700	128,700	128,700	—	—	—
Derivatives	78,361	62,995	1,401	76,960	—	—
Separate Account assets	7,179,068	7,179,068	7,179,068	—	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,421,249	$2,367,290	$—	$—	$2,421,249	$—
Derivatives	73,496	70,334	7,984	65,512	—	—
Separate Account liabilities	7,179,068	7,179,068	7,179,068	—	—	—

2013	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3	Not Practicable Carrying Value

Financial Assets:
Bonds	$7,639,640	$7,243,116	$4,658	$7,259,124	$375,858	$—
Redeemable preferred stock	23,493	21,050	—	22,302	1,191	—
Common stock-unaffiliated	2,327	2,327	1,356	—	971	—
Cash and short-term investments	68,731	68,731	68,731	—	—	—
Derivatives	71,870	71,870	68	71,802	—	—
Separate Account assets	6,617,421	6,617,421	6,617,421	—	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,412,259	$2,345,751	$—	$—	$2,412,259	$—
Derivatives	109,008	107,999	3,377	105,631	—	—
Separate Account liabilities	6,617,421	6,617,421	6,617,421	—	—	—

Note 8.  BENEFIT PLANS

The Company maintains both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company also has other postretirement benefit plans (health care plans) covering eligible existing retirees and limited other eligible employees. The Company uses a measurement date of December 31 for all plans.

PENSION PLANS  The Company has both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

2014 Statutory Financial Statements	Page 35

(In Thousands)

The Company approved the freezing of benefits under its qualified and Tax Equity and Fiscal Responsibility Act (“TEFRA”) pension plans effective December 31, 2005. Therefore, there no further benefits are accrued for participants.

OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS  The Company provides certain life insurance and health care benefits (“other postretirement benefits”) for its retired employees and agents, and their beneficiaries and covered dependents.

OTHER PLANS  The Company has non-qualified deferred compensation plans that permit eligible key employees, producers and trustees to defer portions of their compensation to these plans. Certain Company contributions in excess of allowable qualified plan limits may also be credited to these plans. Company contributions and earnings on investments are recorded as expenses in the Statements of Income and Loss. To hedge against volatility for the investment earnings credited, the Company purchased corporate-owned life insurance contracts.

BENEFIT OBLIGATIONS  Accumulated benefit obligations represent the present value of pension benefits earned as of the measurement date based on service and compensation and do not take into consideration future salary increases. Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of the measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

The following table sets forth the plans’ change in projected benefit obligation of the defined benefit pension and other postretirement plans as of December 31, 2014 and 2013:

	Pension Benefits		Other Benefits
	2014	2013	2014	2013

Change in projected benefit obligation
Projected benefit obligation at beginning of year	$159,925	$175,557	$25,822	$25,182
Service cost	—	—	382	823
Interest cost	7,573	6,932	1,012	1,070
Actuarial loss/(gain)	22,946	(14,107)	(492)	(3,465)
Benefits paid	(8,843)	(8,508)	(1,897)	(2,379)
Change in plan provisions	—	51	—	4,591

Projected benefit obligation at end of year	$181,601	$159,925	$24,827	$25,822

The weighted-average assumptions used to measure the actuarial present value of the projected benefit obligation were as follows at December 31:

	Pension Benefits		Other Benefits
	2014	2013	2014	2013

Discount rate	4.10%	4.85%	3.80%	4.50%
Rate of compensation increase	N/A	N/A	N/A	N/A

The discount rate is determined at the annual measurement date of the plans and is therefore subject to change each year. The rate reflects prevailing market rates for high quality fixed-income debt instruments with maturities corresponding to expected duration of the benefit obligations on the measurement date. The rate is used to discount the future cash flows of benefits obligations back to the measurement date.

As of December 31, 2014, the Company changed its mortality assumptions for all plans to reflect the RP-2014 fully generational mortality tables, with modification, in connection with the final updated RP-2014 mortality tables released by the Society of Actuaries in 2014.

Page 36	The Penn Mutual Life Insurance Company

(In Thousands)

PLAN ASSETS  The change in plan assets represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets as of December 31:

	Pension Benefits		Other Benefits
	2014	2013	2014	2013

Change in plan assets:
Fair value of plans assets at beginning of year	$175,673	$158,079	$—	$—
Actual return on plan assets	9,609	23,363	—	—
Employer contribution	2,658	2,739	1,897	2,379
Benefits paid	(8,843)	(8,508)	(1,897)	(2,379)

Fair value of plan assets at end of year	$179,097	$175,673	$—	$—

The plan assets consist primarily of mutual funds. The fair value of those funds is based upon quoted prices in an active market, resulting in a classification of Level 1.

The following table presents the financial instruments carried at fair value in Company’s pension plan asset as of December 31, 2014:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$90,395	$—	$—	$90,395
Bond funds	80,684	—	—	80,684
Money market funds	8,018	—	—	8,018

Total	$179,097	$—	$—	$179,097

The following table presents the financial instruments carried at fair value in Company’s pension plan assets as of December 31, 2013:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$90,329	$—	$—	$90,329
Bond funds	83,859	—	—	83,859
Money market funds	1,485	—	—	1,485

Total	$175,673	$—	$—	$175,673

The Company’s overall investment strategy with respect to pension assets are growth, preservation of principal, preservation of purchasing power and partial immunization through asset/liability matching while maintaining return objective over the long term. To achieve these objectives, the Company has established a strategic asset allocation policy. Plan assets are diversified both by asset class and within each asset class in order to provide reasonable assurance that no single security or class of security will have a disproportionate impact on the plan. The target allocation for 2014 and 2013 was 50%/50% between equity and bond funds. The target allocation for 2015 will be changed to a 30% - 70% / 30% - 70% allocation between equity and bond funds. The Company will continue its policy to rebalance the portfolio on an annual basis. Performance of investment managers, liability measurement and investment objectives are reviewed on a regular basis.

2014 Statutory Financial Statements	Page 37

(In Thousands)

The Company’s pension plan asset allocation at December 31, 2014 and 2013, and target allocations are as follows:

	2015 Target Allocation		Percentage of Plan Assets As of December 31,
Asset Category			2014	2013

Equity funds	30.0	% – 70.0%	50.5%	51.4%
Bond funds	30.0	% – 70.0%	45.0%	47.7%
Money market funds	0.0%		4.5%	0.9%

Total	100.0%		100.0%	100.0%

The expected rate of return on plan assets was estimated utilizing a variety of factors including the historical investment returns achieved over a long-term period, the targeted allocation of plan assets and expectations concerning future returns in the marketplace for both equity and debt securities. Lower returns on plan assets result in higher net periodic benefit cost.

AMOUNTS RECOGNIZED IN THE STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS  The funded status of the defined benefit plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods that appear as the net amount recognized or represent amounts that will be recognized as expenses in the future through the amortization of the unrecognized net actuarial loss, unrecognized prior service costs, and remaining initial transition.

The following table sets forth the funded status of the plans as of December 31, 2014 and 2013 as of the measurement date.

	Pension Benefits		Other Benefits
	2014	2013	2014	2013

Benefit obligation	$(181,601)	$(159,925)	$(24,827)	$(25,822)
Fair value of plan assets	179,097	175,673	—	—

Funded Status	$(2,504)	$15,748	$(24,827)	$(25,822)

The funded status reconciles to amounts reported in the Statement of Admitted Assets, Liabilities, and Surplus as follows as of December 31:

	Pension Benefits		Other Benefits
	2014	2013	2014	2013

Prepaid pension asset (nonadmitted)	$27,993	$44,365	$—	$—
Accrued benefit cost and liability for benefits recognized (other liabilities)	(30,497)	(28,617)	(21,201)	(20,757)

	(2,504)	15,748	(21,201)	(20,757)
Unrecognized transition liability	—	—	(3,626)	(5,065)

Funded Status	$(2,504)	$15,748	$(24,827)	$(25,822)

The breakout of the fair value of plan assets, projected benefit obligation and accumulated benefit obligation for plans in an overfunded status, where the fair value exceeded the projected benefit obligation, and plans in an

Page 38	The Penn Mutual Life Insurance Company

(In Thousands)

underfunded status, where the projected benefit obligation exceeded the fair value of plan assets were as follows as of December 31:

	Overfunded Pension Plans		Underfunded Pension Plans
	2014	2013	2014	2013

Projected benefit obligation	$(151,104)	$(131,308)	$(30,497)	$(28,617)
Fair value of plan assets	179,097	175,673	—	—

Funded Status	$27,993	$44,365	$(30,497)	$(28,617)

Accumulated benefit obligation	$(151,104)	$(131,308)	$(30,497)	$(28,617)

SURPLUS ITEMS NOT YET RECOGNIZED  The amounts in surplus that have not yet been recognized as part of net periodic benefit cost/(credit) were as follows as of December 31:

	Pension Benefits		Other Benefits
	2014	2013	2014	2013

Unrecognized prior service cost	$—	$—	$1,754	$1,753
Unrecognized actuarial loss	29,896	5,369	3,374	3,866

Total	$29,896	$5,369	$5,128	$5,619

The following represents activity relating to amounts recognized in surplus or included in the remaining unrecognized transition liability from the adoption of SSAP No. 92 during the year ended December 31, 2014 and 2013, including reclassification adjustments for those amounts recognized as components of net periodic benefit cost/(credit), for the years ended December 31:

	Pension Benefits		Other Benefits
	2014	2013	2014	2013

Items not yet recognized as a component of net periodic benefit cost/(credit) — prior year	$5,369	$34,335	$5,619	$4,887
Net prior service cost arising during the period	—	50	—	4,592
Net prior service (cost)/credit recognized to net periodic benefit cost/(credit)	(15)	(36)	1	1
Net actuarial loss/(gain) arising during the period	25,421	(26,608)	(492)	(3,465)
Net actuarial (loss) recognized to net periodic benefit cost/(credit)	(879)	(2,372)	—	(396)

Items not yet recognized as a component of net periodic benefit cost — current year	$29,896	$5,369	$5,128	$5,619

Amounts in surplus expected to be recognized as components of net periodic benefit cost/(credit) in 2015 are as follows:

	Pension Benefits	Other Benefits

Amortization of net prior service credit	$—	$(1)
Amortization of actuarial net loss	1,430	85

2014 Statutory Financial Statements	Page 39

(In Thousands)

NET PERIODIC BENEFIT COST/(CREDIT)  The components of net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Benefits		Other Benefits
	2014	2013	2014	2013

Service cost	$—	$—	$382	$823
Interest cost	7,573	5,708	1,012	1,070
Expected return on plan assets	(12,084)	(9,638)	—	—
Amortization of prior service cost/(credit)	15	36	(1)	(1)
Amortization of actuarial losses/(gains)	879	2,372	—	396

Total net periodic benefit (credit)/cost	$(3,617)	$(1,522)	$1,393	$2,288

The weighted-average assumptions used to determine net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Benefits		Other Benefits
	2014	2013	2014	2013

Discount rate	4.85%	4.00%	4.50%	3.75%
Expected return on plan assets	7.00%	7.00%	N/A	N/A
Rate of compensation increase	N/A	N/A	N/A	N/A

The assumed health care cost trend rates used in determining net periodic benefit cost were as follows for the years ended December 31:

	2014		2013
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	7.45%	6.75%	7.75%	7.00%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2022	2022	2019	2022

Assumed health care trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point
	Increase	Decrease

Effect on total service and interest cost components	$90	$(79)
Effect of postretirement benefit obligation	1,512	(1,346)

ACTUAL CONTRIBUTIONS AND BENEFITS  The contributions made and the benefits paid from the plans at December 31 were:

	Pension Benefits		Other Benefits
	2014	2013	2014	2013

Employer Contributions	$2,658	$2,739	$1,897	$2,379
Benefits Paid	(8,843)	(8,508)	(1,897)	(2,379)

Page 40	The Penn Mutual Life Insurance Company

(In Thousands)

CASH FLOWS  The Company’s funding policy is to contribute an amount at least equal to the minimum required contribution under ERISA. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

In 2015, the Company expects to make the minimum required contribution to the funded pension plan, currently estimated to be $0. The Company expects to contribute to the unfunded pension and postretirement plans in amounts equal to the expected benefit costs of approximately $2,795 and $1,955, respectively.

The estimated future benefit payments are based on the same assumptions as used to measure the benefit obligations as of December 31, 2014 and 2013. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension Plan Benefits	Other Post Retirement Plan Benefits

2015	$9,403	$1,955
2016	9,726	1,944
2017	10,052	1,921
2018	10,363	1,875
2019	10,578	1,821
Years 2020-2024	54,402	8,157

Total	$104,524	$17,673

DEFINED CONTRIBUTION PLANS  The Company maintains four defined contribution pension plans for substantially all of its employees and full-time agents. For two plans, designated contributions of up to 6% or 8% of annual compensation are eligible to be matched by the Company. Contributions for the third plan are based on tiered earnings of full-time agents. The last plan, which covers employees of a subsidiary, is determined on a discretionary basis by the Board of Managers of that subsidiary. For the years ended December 31, 2014, and 2013, the expense recognized for these plans was $6,252 and $7,456, respectively.

At December 31, 2014 and 2013, $138,333 and $126,943, respectively, of the defined contribution plans’ assets were invested in the Company’s group annuity contracts.

Note 9.  FEDERAL INCOME TAXES

The Company is required to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable income exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused; although the realization is not assured, management believes it is more likely than not that the deferred tax assets, net valuation allowances, will be realized. The Company has not recorded a valuation allowance as of December 31, 2014 and 2013.

Effective January 1, 2012, the Company adopted Statement of Statutory Accounting Principles No. 101 — Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 includes a calculation for the limitation of gross deferred tax assets for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2013 and 2014.

2014 Statutory Financial Statements	Page 41

(In Thousands)

The components of deferred tax asset (DTAs) and deferred tax liabilities (DTLs) recognized by the Company are as follows as of December 31:

Description	2014			2013

	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$394,103	$33,710	$427,813	$295,615	$48,103	$343,718
Statutory valuation allowance adjustment	—	—	—	—	—	—

Adjusted gross deferred tax assets	394,103	33,710	427,813	295,615	48,103	343,718
Adjusted gross deferred tax assets nonadmitted	(94,522)	—	(94,522)	(60,983)	(11,502)	(72,485)

Subtotal — admitted adjusted deferred tax asset	299,581	33,710	333,291	234,632	36,601	271,233
Gross deferred tax liabilities	(70,315)	(32,825)	(103,140)	(57,218)	(21,489)	(78,707)

Net admitted deferred tax asset	$229,266	$885	$230,151	$177,414	$15,112	$192,526

Description	Changes during 2014

	Ordinary	Capital	Total
Gross deferred tax assets/(liabilities)	$98,488	$(14,393)	$84,095
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	98,488	(14,393)	84,095
Adjusted gross deferred tax asset nonadmitted	(33,539)	11,502	(22,037)

Subtotal — admitted adjusted deferred tax asset	64,949	(2,891)	62,058
Gross deferred tax (liability)/asset	(13,097)	(11,336)	(24,433)

Net admitted deferred tax asset	$51,852	$(14,227)	$37,625

Admission Calculation Components SSAP No. 101

Description	2014			2013

	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below))	196,542	33,609	230,151	177,414	15,112	192,526
1. Adjusted gross DTA expected to be realized following the balance sheet date	196,542	33,609	230,151	193,236	15,112	208,348
2. Adjusted gross DTA allowed per limitation threshold	—	—	232,766	—	—	192,526
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	103,039	101	103,140	57,218	21,489	78,707

DTA admitted as the result of application of SSAP No.101	$299,581	$33,710	$333,291	$234,632	$36,601	$271,233

Page 42	The Penn Mutual Life Insurance Company

(In Thousands)

Description	Changes during 2014

	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below))	19,128	18,497	37,625
1. Adjusted gross DTA expected to be realized following the balance sheet date	3,306	18,497	21,803
2. Adjusted gross DTA allowed per limitation threshold	—	—	40,240
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	45,821	(21,388)	24,433

DTA admitted as the result of application of SSAP No. 101	$64,949	$(2,891)	$62,058

	2014	2013

Ratio percentage used to determine recovery period and threshold limitation amount	573%	623%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$1,684,153	$1,283,506

The impact of tax planning strategies on the determination of adjusted gross DTA’s and net admitted DTA’s is as follows as of December 31:

2014			2013			Change

Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Adjusted gross DTA’s
Percentage of adjusted gross deferred tax assets attributable to the impact of tax planning strategies
100%	97%	100%	57%	97%	63%	43%	—%	37%

Net admitted DTA’s
Percentage for net admitted adjusted gross deferred tax assets admitted because of the impact of tax planning strategies
100%	100%	100%	72%	100%	74%	28%	—%	26%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no temporary differences for which a DTL has not been established.

Significant components of income taxes incurred

Current income taxes incurred consist of the following major components for the years ended December 31:

Description	2014	2013

Current federal income tax /(benefit )	$36,037	$(3,477)
Tax expense (benefit) on realized capital gains/(losses)	30,405	—
Utilization of capital loss carryforwards	—	—
Other, including prior year underaccrual/(overaccrual)	—	—

Federal and foreign income taxes incurred	$66,442	$(3,477)

2014 Statutory Financial Statements	Page 43

(In Thousands)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows as of December 31:

	2014	2013	Change

DTA resulting in book/tax difference in:
Ordinary:
Future policy benefits	$46,540	$46,725	$(185)
DAC	95,503	86,361	9,142
Dividend to policyholders	14,420	11,620	2,800
Deferred compensation	33,821	25,360	8,461
Nonadmitted assets	17,944	19,858	(1,914)
LIHTC credits	25,216	14,543	10,673
NOL Carryforward	78,512	72,155	6,357
Other- ordinary	11,004	8,422	2,582
Coinsurance transaction	10,571	10,571	—
PML Reserve Financing	60,572	—	60,572

Subtotal — Gross ordinary DTAs	394,103	295,615	98,488

Statutory valuation allowance adjustment — ordinary	—	—	—
Nonadmitted ordinary DTAs	(94,522)	(60,983)	(33,539)

Admitted ordinary DTAs	299,581	234,632	64,949

Capital:
Investments	1,162	1,818	(656)
Net unrealized capital losses	—	7,868	(7,868)
OTTI on investments	32,548	38,417	(5,869)

Gross capital DTAs	33,710	48,103	(14,393)
Statutory valuation allowance adjustment — capital	—	—	—
Nonadmitted capital DTAs	—	(11,502)	11,502

Admitted capital DTAs	33,710	36,601	(2,891)

Admitted DTAs	333,291	271,233	62,058

DTLs resulting in book/tax differences in:
Ordinary:
Investments — ordinary	(60,000)	(50,823)	(9,177)
Other	(10,315)	(6,395)	(3,920)

Ordinary DTLs	(70,315)	(57,218)	(13,097)

Capital:
Alternative asset investments	(27,791)	(21,489)	(6,302)
Net unrealized capital gains	(5,034)	—	(5,034)
Capital DTLs	(32,825)	(21,489)	(11,336)

DTLs	(103,140)	(78,707)	(24,433)

Net deferred tax asset	$230,151	$192,526	$37,625

Page 44	The Penn Mutual Life Insurance Company

(In Thousands)

The change in deferred income taxes, exclusive of the effect of nonadmitted assets, as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statements of Changes in Surplus, is comprised of the following:

	2014	2013	Change

Total deferred tax assets	$427,813	$343,718	$84,095
Total deferred tax liabilities	(103,140)	(78,707)	(24,433)

Net deferred tax asset	324,673	265,011	59,662
Statutory valuation allowance adjustment (“SVA”)	—	—	—
Net deferred tax asset/(liability) after SVA	324,673	265,011	59,662

Tax effect of net unrealized gains/(losses)			12,902
Tax effect of postretirement liability			(8,916)

Change in net deferred income tax			$63,648

Reconciliation of Federal Income Tax Rate to Actual Effective Rate

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing the differences as of December 31, 2014 are as follows:

Description	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$95,128	$33,295	35.00%
Dividends received deduction	(27,842)	(9,744)	(10.24)%
Meals and entertainment	268	94	0.10%
Executive benefits	(5,463)	(1,912)	(2.01)%
IMR tax adjustment	2,305	807	0.85%
Income from affiliates	(37,540)	(13,139)	(13.81)%
Change in funded status of postretirement plans	25,475	8,916	9.38%
LIHTC	—	(10,673)	(11.22)%
Other	(13,857)	(4,850)	-5.10%

Total	$38,474	$2,794	2.95%

Federal income taxes incurred		$36,037	37.89%
Change in net deferred income tax		(63,648)	(66.91)%
Tax on capital gains/(losses)		30,405	31.97%

Total Statutory Taxes		$2,794	2.95%

The effective tax rate is primarily driven by the following components: (1) the reversal of income from affiliates, the tax on which is recorded in their separate company financial statements, (2) the dividends received deduction, and (3) low income housing tax credits.

At December 31, 2014, the Company had $224,319 of net operating loss carryforwards available that will begin to expire in 2026. In addition, the Company had LIHTC available of $25,216 that will expire starting in 2030.

At December 31, 2014, the Company had no Alternative Minimum Tax (“AMT”) credit carryforwards.

There was no income tax expense for 2014, 2013 and 2012 that is available for recoupment in the event of future net losses.

The Company has not made any deposits regarding the suspension of running interest (protective deposits) pursuant to Internal Revenue Code Section 6603.

2014 Statutory Financial Statements	Page 45

(In Thousands)

The Company’s federal income tax return is consolidated with its majority owned subsidiaries. The method of tax allocation among the companies is subject to a written agreement, whereby the tax allocation is made on a separate return basis. Effective January 1, 2014, the Company’s Tax allocation agreements have been modified. The modification allows for each direct Subsidiary of Parent that owns stock of another Subsidiary to be treated as the Intermediate Parent of the Intermediate Parent Group.

A listing of the companies included in the consolidated return is as follows:

Penn Insurance & Annuity Company

PIA Reinsurance Company of Delaware I

Horner, Townsend & Kent, Inc

HTK Insurance Agency, Inc

Independence Capital Management, Inc

The Internal Revenue Service (“IRS”) has completed their examination of the Company’s income tax returns through the year 2005. Income tax returns for the years 2006-2010 are currently under a limited scope audit. Management is not presently aware of any potential adjustments.

The Company had no loss contingencies for which it is reasonably possible that the total liability will significantly increase within the next twelve months of the reporting date.

Note 10.  REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance ceded permits recovery of a portion of losses from reinsurers.

The Company has entered into a contract to cede reserves pursuant to transactions subject to the requirements of Section 7 of the NAIC XXX and AXXX Reinsurance Model Regulation. The contract is a 70% coinsurance with funds withheld agreement with PIA effective December 31, 2014, to reinsure all risks related to an in-force block of single life no-lapse guaranteed universal life policies, net of inuring reinsurance, issued between October 2007 and June 2013 and inforce as of December 31, 2014. The policies are within the scope of the NAIC Valuation of Life Insurance Policies Model Regulation (“Regulation AXXX”). PIA contemporaneously reinsured the policies to PIA Reinsurance Company of Delaware I (“PIA RE I”), an authorized, affiliated reinsurer. The total reserve credit transferred at December 31, 2014 was $849,045. The reserve credit is supported by primary assets in the form of a funds withheld account held at the Company of $582,795, and other assets held by the ultimate assuming Company of $266,250.

The Company paid ceded premiums of $849,045 and received a commission and expense allowance of $93,187 in connection with the transaction. A liability for funds withheld under the coinsurance arrangement was also established as of December 31, 2014 in the amount of $582,795. The Company recognized and deferred a gain of $173,062, net of tax, to surplus that will be amortized into income as the earnings emerge over of the life of business. The Company did not recognize any income through December 31, 2014.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Gross Amount	Assumed	Ceded	Net Amount

December 31, 2014:
Premium and annuity considerations	$1,617,182	$48,834	$1,002,010	$664,006
Reserves and funds for payment of insurance and annuity benefits	8,472,568	24,093	1,390,521	7,106,140

December 31, 2013:
Premium and annuity considerations	$1,665,321	$48,797	$218,236	$1,495,882
Reserves and funds for payment of insurance and annuity benefits	7,854,703	23,680	459,317	7,419,066

Page 46	The Penn Mutual Life Insurance Company

(In Thousands)

In addition to the transaction noted above, the Company cedes certain insurance risks to PIA. The Company reduced its reserves by $338,684 and $307,360 as of December 31, 2014 and 2013, respectively. Net premium and annuity considerations ceded were $37,764 and $40,830 for the years ended December 31, 2014 and 2013, respectively.

The Company assumes the equity risk associated with PIA’s Indexed UL products. Net premium and annuity considerations assumed were $41,977 and $40,588 for the years ended December 31, 2014 and 2013, respectively. The Company increased its reserves for these products by $20,988 and $20,294 for the years ended December 31, 2014 and 2013, respectively.

The Company assumed from PIA policies issued after October 1, 2006 and before October 1, 2014 which resulted in retention greater than $1,000 per life. The Company maintained reserves related to these policies of $218 and $201 as of December 31, 2014 and 2013, respectively. Net premium and annuity considerations assumed from PIA were $1,955 and $2,824 for the years ended December 31, 2014 and 2013, respectively.

The Company has entered into an indemnity reinsurance agreement with a single non-affiliated reinsurer, whereby the Company cedes its risk associated with the Disability Income line of business. Under the agreement, 95% of the assets and liabilities were transferred to the reinsurer, and the assets were placed in a trust that names the Company as beneficiary. As of December 31, 2014 and 2013, the Company had a related reserve credit of $198,765 and $201,718, respectively, which was secured by investment grade securities with a market value of $237,522 and $210,614, respectively, held in trust.

The Company entered into a coinsurance agreement with an authorized, non-affiliated reinsurer, effective January 1, 2013, to coinsure an existing block of guaranteed term products issued from 2007 through 2012. The Company retains 20% of the risk while reinsuring the remaining 80%, up to excess retention, which is already reinsured through separate treaties. The Company transferred $67,400 of reserves and $23,300 in cash, and received a $44,100 ceding commission. The after-tax gain of $30,200 was a direct increase to surplus and will be amortized into income over the emerging earnings of the business. The Company did not recognize any amortization of this gain for the years ended December 31, 2014 and 2013.

Note 11.  RELATED PARTIES

The Company entered into revolving loan agreements with JMS on March 13, 2009 and January 15, 2010, to provide funding in an amount not to exceed $65,000 and $50,000, respectively. Terms of the loans specify that semi-annual interest be paid on the outstanding balances based on market rates determined at the dates of the loans. The principal balances are due to mature in January 2029 and March 2029, respectively.

The Company entered into revolving loan agreement with JMS on January 25, 2013, to provide funding in an amount not to exceed $80,000. Terms of the loan specify the interest rate will be the published 3-Month Libor +250bps as of the draw date and will subsequently reset on the first business day of every fiscal quarter. The principal balance is due to mature in January 2033.

The Company recorded $10,911 and $10,230 in interest income on these notes for the years ended December 31, 2014 and 2013, respectively. At December 31, 2014 and 2013, the Company had outstanding principle receivables from JMS of $165,000 and $155,000 and interest receivables of $2,782 and $2,715, respectively, relating to these agreements.

The Company acts in a fiduciary capacity for its defined benefit pension plan, which invests in the Company’s Separate Accounts. For the years ended December 31, 2014 and 2013, the Company recorded $0 and $51,354, respectively, in premium & annuity considerations received from the plan.

2014 Statutory Financial Statements	Page 47

(In Thousands)

The following summarizes the statement value of the Company’s unconsolidated subsidiaries and affiliates as of:

December 31,	2014	2013

Common Stock
PIA	$417,234	$310,741
Other affiliates	9,888	10,752

Total common stock	427,122	321,493
Other invested assets
ISP	175,172	192,613

Total	$602,294	$514,106

The Company’s unconsolidated subsidiaries had combined assets of $7,727,574 and $5,768,194 and combined liabilities of $7,025,582 and $5,064,039 as of December 31, 2014 and 2013, respectively. The admitted value of the Company’s investments in subsidiaries includes goodwill of $41,371 and $47,722 and other intangible assets of $6,320 and $6,897 at December 31, 2014 and 2013, respectively.

Note 12.  COMMITMENTS, CONTINGENCIES AND UNCERTAINTIES

LITIGATION  The Company and its subsidiaries are involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

In 2012, a putative class action complaint was filed against the Company in federal court alleging that the Company breached its contracts by allegedly failing to distribute surplus in excess of an alleged statutorily prescribed limit. After the complaint was filed, the Company moved to dismiss the complaint and plaintiffs opposed the Company’s motion. The court decided the motion by abstaining from adjudicating the matter, ruling that the matter was one that should be decided by the Commonwealth of Pennsylvania Insurance Department. The Company is awaiting plaintiffs’ filing with the Insurance Department. The Company believes that it has substantial defenses and will vigorously defend itself. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

GUARANTY FUNDS  The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as of December 31, 2014 and 2013 was $750 and $750, respectively. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

LEASES  In 2013, the Company entered into agreements to sell and subsequently leaseback certain assets. Computer equipment was sold for $1,070 with two different leaseback arrangements of $17 for 30 months and $15 for 36 months. Furniture and equipment was sold for $4,005 with a leaseback arrangement of $72 for 60 months. At the end of the lease terms, the Company has the option to return the equipment, purchase it at fair value or extend

Page 48	The Penn Mutual Life Insurance Company

(In Thousands)

the leases. The Company has also entered into other leases, primarily for field offices. As of December 31, 2014 future minimum payments under noncancellable leases are as follows:

For the year ending:

2015	$13,091
2016	11,806
2017	10,669
2018	7,849
2019	7,096
Thereafter	26,265

Rent expense was $17,105 and $ 15,341 as of December 31, 2014 and 2013, respectively.

COMMITMENTS  In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2014, the Company had outstanding commitments totaling $244,537 relating to these investment activities. The fair value of these commitments approximates the face amount.

UNCLAIMED PROPERTY  Significant attention has been focused on life insurance companies’ processes and procedures used to identify unreported death claims and whether life insurance companies use the Social Security Master Death File (“SSMDF”) to identify deceased policy and contract holders. The Company received notification from 14 states of their intent to examine compliance with their respective abandoned and unclaimed property acts. It is possible that other jurisdictions may pursue similar examinations. These actions may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company’s procedures. While the Company is not currently able to estimate these additional possible costs, the Company does not believe they will have a material impact to its financial position or liquidity.

LOW INTEREST RATE ENVIRONMENT  A period of sustained low interest rates could negatively impact the Company’s profitability as the interest margin could decline. Declines in our interest margin or instances where the returns on our general account investments are not enough to support the interest rate guarantees could have a material adverse effect on our businesses or results of operations. The Company recognizes this risk and has been proactive in our investment strategies, product designs, crediting rate strategies and overall asset-liability practices to mitigate the risk of unfavorable consequences in this type of environment.

In periods when interest rates are declining or remain at low levels, we may have to reinvest the cash we receive as interest or return of principal on our investments in lower yielding instruments reducing our interest margin. Moreover, borrowers may prepay fixed-income securities and mortgage-backed securities in our general account in order to borrow at lower market rates, which exacerbates this risk. Lowering interest crediting rates helps to mitigate the effect of margin compression on some of our products. However, because many of our contracts have guaranteed minimum interest or crediting rates, our margin could still decrease and potentially become negative.

During period of low interest rates, policy reserves may not be sufficient to meet future obligations and may need to be strengthened, which would reduce net income in that reporting period. No additional policyholder reserves were established in 2014 or 2013 as a result of the low interest rate environment.

Note 13.  DEBT

The Company has entered into repurchase agreements with financial institutions in the normal course of investment activities; however, there were no open positions as of December 31, 2014 and 2013.

Note 14.  SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2014 and through the financial statement issuance date of February 13, 2015 and has determined that there were no significant events requiring recognition of disclosure in the financial statements.

2014 Statutory Financial Statements	Page 49

PennMutual.

Our Noble Purpose

Since 1847, Penn Mutual has been driven by our noble purpose — to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

© 2015 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual.com

PM6767

05/15

Item 24.	Financial Statements and Exhibits

	(a)	Financial Statements included in Part B:

Financial Statements of Penn Mutual Variable Annuity Account III:

Report of Independent Registered Public Accounting Firm
Statement of Assets and liabilities - December 31, 2014
Statement of Operations - For the Year Ended December 31, 2014
Statements of Changes in Net Assets - For the Years Ended December 31, 2014 and 2013
Notes to Financial Statements – December 31, 2014

Financial Statements of The Penn Mutual Life Insurance Company:

Report of Independent Auditors
Statements of Admitted Assets, Liabilities and Surplus for the Years Ended December 31, 2014 and 2013
Statements of Loss and Changes in Surplus for the Years Ended December 31, 2014 and 2013
Statements of Cash Flows for the Years Ended December 31, 2014 and 2013
Notes to Statutory Financial Statements

	(b)	Exhibits

		1.	(a)	Resolutions of the Executive Committee of the Board of Trustees of The Penn Mutual Life Insurance Company authorizing the establishment of Penn Mutual Variable Annuity Account III (the “Registrant”). Incorporated herein by reference to Exhibit 1(a) to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

			(b)	Resolutions of the Executive Committee of the Board of Trustees of The Penn Mutual Life Insurance Company authorizing investments of the Registrant. Incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62825), as filed with the U.S. Securities and Exchange Commission on April 27, 1999 (EDGAR Accession No. 0000950116-99-000834).

		2.		Not applicable.

		3.	(a)(1)	Sales Support Agreement between The Penn Mutual Life Insurance Company and Horner, Townsend & Kent, Inc., a wholly-owned subsidiary of Penn Mutual. Incorporated herein by reference to Exhibit 3(a) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on November 30, 1998 (EDGAR Accession No. 0001036050-98-002055).

			(a)(2)	Schedule I to the Sales Support Agreement between The Penn Mutual Life Insurance Company and Horner, Townsend & Kent, Inc., a wholly-owned subsidiary of Penn Mutual. Incorporated herein by reference to Exhibit 3(a)(2) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-16250).

			(b)	Distribution Agreement between The Penn Mutual Life Insurance Company and Horner, Townsend & Kent, Inc., a wholly-owned subsidiary of Penn Mutual. Incorporated herein by reference to Exhibit 3(b) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-16250).

			(c)	Form of Agent’s Agreement relating to broker-dealer supervision. Incorporated herein by reference to Exhibit 3(c) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-16250).

	(d)	Form of Broker-Dealer Selling Agreement (for broker-dealers licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws). Incorporated herein by reference to Exhibit 3(d) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-16250).

	(e)	Form of Broker-Dealer Selling Agreement (for broker-dealers with affiliated corporations licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws). Incorporated herein by reference to Exhibit 3(e) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-16250).

	(f)	Schedule A to the Broker-Dealer Selling Agreement, Broker-Dealer Selling Agreement - Form A-2 and Corporate Insurance Agent Selling Agreement - Form A-1 (Edition of May 2012). Incorporated herein by reference to Exhibit 3(f) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-16250).

	(g)	Schedule A to the Broker-Dealer Selling Agreement (PM5749 04/01). Incorporated herein by reference to Exhibit 3(g) to Pre-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on April 20, 2001 (EDGAR Accession No. 0000950116-01-000692).

4.	(a)	Individual Variable and Fixed Annuity Contract (Form VAA-98). Incorporated herein by reference to Exhibit 4(a) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on November 30, 1998 (EDGAR Accession No. 0001036050-98-002055).

	(b)	Rider – Guaranteed Minimum Death Benefit – Rising Floor (GDBRF-98). Incorporated herein by reference to Exhibit 4(b) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-4 (File No. 333-628115), as filed with the U.S. Securities and Exchange Commission on November 30, 1998 (EDGAR Accession No. 0001036050-98-002055).

	(c)	Rider – Guaranteed Minimum Death Benefit – Step Up (GDBSU-98). Incorporated herein by reference to Exhibit 4(c) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on November 30, 1998 (EDGAR Accession No. 0001036050-98-002055).

	(d)	Endorsement No. 1534-96 to the Individual Variable and Fixed Annuity Contract. Incorporated herein by reference to Exhibit 4(d) to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

	(e)	Endorsement No. 1542-97 to the Individual Variable and Fixed Annuity Contract. Incorporated herein by reference to Exhibit 4(e) to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

	(f)	Endorsement No. 1536-98 to the Individual Variable and Fixed Annuity Contract. Incorporated herein by reference to Exhibit 4(f) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on February 24, 1999 (EDGAR Accession No. 0000950116-99-000291).

(g)	Endorsement No. 1720-01 to the Individual Variable and Fixed Annuity Contract. Incorporated herein by reference to Exhibit 4(g) to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on February 20, 2001 (EDGAR Accession No. 0000950116-01-000282).

(h)	Endorsement No. 1721-01 to the Individual Variable and Fixed Annuity Contract. Incorporated herein by reference to Exhibit 4(h) to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on February 20, 2001 (EDGAR Accession No. 0000950116-01-000282).

(i)	Endorsement No. 1718-01 - Charitable Remainder Trust. Incorporated herein by reference to Exhibit 4(c) to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-4 (File No. 333-39804), as filed with the U.S. Securities and Exchange Commission on April 19, 2001 (EDGAR Accession No. 0000950116-01-000684).

(j)	Rider – Cumulative Free Withdrawal (CFWB-01). Incorporated herein by reference to Exhibit 4(j) to Pre-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on April 20, 2001 (EDGAR Accession No. 0000950116-01-000692).

(k)	Rider – Estate Enhancement Rider (EEDB-01). Incorporated herein by reference to Exhibit 4(k) to Pre-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on April 20, 2001 (EDGAR Accession No. 0000950116-01-000692).

(l)	Rider – Death Benefit Enhancement – Step Up. Incorporated herein by reference to Exhibit 4(d) to the Registrant’s Registration Statement on Form N-4 (File No. 333-88824), as filed with the U.S. Securities and Exchange Commission on May 22, 2022 (EDGAR Accession No. 0000950116-02-001203).

(m)	Rider – Death Benefit Enhancement – Rising Floor. Incorporated herein by reference to Exhibit 4(c) to the Registrant’s Registration Statement on Form N-4 (File No. 333-88824), as filed with the U.S. Securities and Exchange Commission on May 22, 2002 (EDGAR Accession No. 0000950116-02-001203).

(n)	Rider – Optional Guaranteed Minimum Accumulation Benefit. Incorporated herein by reference to Exhibit 4(n) to the Registrant’s Registration Statement on Form N-4 (File No. 333-88824), as filed with the U.S. Securities and Exchange Commission on April 28, 2006 (EDGAR Accession No. 0000950116-06-001380).

(o)	Rider – Optional Guaranteed Minimum Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit. Incorporated herein by reference to Exhibit 4(o) to the Registrant’s Registration Statement on Form N-4 (File No. 333-88824), as filed with the U.S. Securities and Exchange Commission on April 28, 2006 (EDGAR Accession No. 0000950116-06-001380).

(p)	Rider – Guaranteed Lifetime Withdrawal Benefit. Incorporated herein by reference to Exhibit 4(p) to the Registrant’s Registration Statement on Form N-4 (File No. 811-03457), as filed with the U.S. Securities and Exchange Commission on April 30, 2007 (EDGAR Accession No. 0000893220-07-001537).

(q)	Rider – Growth and Income Advantage. Incorporated herein by reference to Exhibit (4)(q) to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on April 24, 2009 (EDGAR Accession No. 0001104659-09-026746).

	(r)	Rider – Purchasing Power Protector. Incorporated herein by reference to Exhibit (4)(r) to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811) , as filed with the U.S. Securities and Exchange Commission on April 24, 2009 (EDGAR Accession No. 0001104659-09-026746).

5.	(a)	Application (Form PM5790) for Individual Variable Annuity Contract. Incorporated herein by reference to Exhibit 5 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

6.	(a)	Charter of The Penn Mutual Life Insurance Company (May 1983). Incorporated herein by reference to Exhibit 6(a) to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

	(b)	By-Laws of The Penn Mutual Life Insurance Company. Incorporated herein by reference to Exhibit 6(b) to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-162520).

7.		None

8.	(a)(1)	Sales Agreement between The Penn Mutual Life Insurance Company and Penn Series Funds, Inc. Incorporated herein by reference to Exhibit 8 of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-16250).

	(a)(2)	Form of Assignment and Modification Agreement between Neuberger & Berman Management Incorporated, Neuberger & Berman Advisers Management Trust, Advisers Managers Trust and The Penn Mutual Life Insurance Company. Incorporated herein by reference to Exhibit 8(b)(2) to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

	(a)(3)	Amendment to the Fund Participation Agreement between The Penn Mutual Life Insurance Company and Neuberger & Berman Advisers Management Trust. Incorporated herein by reference to Exhibit 8(b)(3) to Post-Effective Amendment No. 5 to the Registration Statement of Penn Mutual Variable Life Account I (File No. 33-54662), as filed with the U.S. Securities and Exchange Commission on April 30, 1997 (EDGAR Accession No. 0000950109-97-003328).

	(b)	Form of Participation Agreement between The Penn Mutual Life Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation. Incorporated herein by reference to Exhibit 8(d) to the Registrant’s Registration Statement on Form N-2 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

	(c)	Form of Participation Agreement between The Penn Mutual Life Insurance Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation. Incorporated herein by reference to Exhibit 8(e) to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

	(d)	Participation Agreement between The Penn Mutual Life Insurance Company, Morgan Stanley Universal Funds, Inc. (renamed The Universal Institutional Funds, Inc. effective May 1, 2002), Morgan Stanley Asset Management Inc. and Miller Andersen & Sherrerd LLP. Incorporated herein by reference to Exhibit 8(f) to Post-Effective Amendment No. 2 to the Registration Statement of PIA Variable Annuity Account I on Form N-4 (File No. 33-83120), as filed with the U.S. Securities and Exchange Commission on April 30, 1998 (EDGAR Accession No. 0000950109-97-003327).

9.		Opinion and Consent of Franklin L. Best, Jr., Esq., Managing Corporate Counsel of The Penn Mutual Life Insurance Company, as to the legality of the variable annuity contracts being registered. Incorporated herein by reference to Exhibit 9 to Pre-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on April 20, 2001 (EDGAR Accession No. 0000950116-01-000692).

10.	(a)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, is filed herewith.

	(b)	Consent of Counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

11.		Not applicable.

12.		Not applicable.

13.	(a)	Powers of Attorney for Messrs. Cook, Santomero, Lillie, Notebaert, Rock, Boehne, Chappel and Madame Carter. Incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-162520).

	(b)	Power of Attorney of Madame Pudlin. Incorporated herein by reference to Exhibit 13(b) to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on April 19, 2013 (EDGAR Accession No. 0001193125-13-162860).

	(c)	Power of Attorney of Madame Waring dated April 4, 2014. Previously filed as Exhibit 13(c) to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on April 18, 2014 (File No. 333-62811 and Accession No. 0001193125-14-149086) and incorporated herein by reference.

Item 25.	Directors and Officers of the Depositor

The following table sets forth the names of the officers and trustees of the Depositor who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant and the executive officers of the Depositor. Unless otherwise noted, the principal business address of each of the Trustee and officers is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania 19172.

Name and Principal Business Address	Position and Offices with Depositor
Eileen C. McDonnell	Chairman, President and Chief Executive Officer
David O’Malley	Chief Operating Officer
Kevin T. Reynolds.	Senior Vice President and Chief Legal Officer
Susan T. Deakins	Senior Vice President and Chief Financial Officer
Edward G. Boehne	Trustee of Penn Mutual
Joan P. Carter	Trustee of Penn Mutual
Robert E. Chappell	Trustee of Penn Mutual
William R. Cook	Trustee of Penn Mutual
Charisse R. Lillie	Trustee of Penn Mutual
Helen P. Pudlin	Trustee of Penn Mutual

Edmond F. Notebaert	Trustee of Penn Mutual
Robert H. Rock	Trustee of Penn Mutual
Anthony M. Santomero	Trustee of Penn Mutual
Susan D. Waring	Trustee of Penn Mutual

Item 26.	Persons Controlled By or Under Common Control with the Depositor or Registrant

Penn Mutual Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
The Penn Insurance and Annuity Company	Life Insurance and Annuities	Delaware

Independence Capital Management, Inc.	Investment Adviser	Pennsylvania

Penn Series Funds, Inc.	Investment Company	Maryland

Penn Mutual Payroll Administration, LLC	Payroll	Pennsylvania

Independence Square Properties, LLC*	Holding Company	Delaware

Hornor, Townsend & Kent, Inc.	Registered Broker-Dealer and Investment Adviser	Pennsylvania

ILS Holdings LLC	Holding Company	Delaware

*	Independence Square Properties, LLC is 95.45% owned by Penn Mutual and 4.5% owned by The Penn Insurance and Annuity Company

Penn Insurance and Annuity Company

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
PIA Reinsurance Company of Dealware I	Reinsurance	Delaware

Independence Square Properties, LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
Walnut O Corporation	Investments	Pennsylvania

Janney Montgomery Scott LLC	Registered Broker-Dealer and Investment Adviser	Delaware

LEAP Systems, LLC	Software	Delaware

Janney Montgomery Scott LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
JMS Resources, Inc.	Investments	Pennsylvania

Janney Capital Management, LLC	Investments	Delaware

JMS Resources, Inc.

Wholly-Owned Subsidiaries

Janney Private Equity Company, Inc.	Investments	Delaware

Hornor, Townsend & Kent, Inc.

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
HTK Insurance Agency, Inc.	Insurance Agents or Brokers	Pennsylvania

Item 27.	Number of Contract Owners

As of March 31, 2015, there were:

4,395 – owners of qualified individual variable annuity contracts; and

2,062 – owners of nonqualified individual variable annuity contracts.

Item 28.	Indemnification

Section 6.2 of the By-Laws of The Penn Mutual Life Insurance Company provides that, in accordance with the provisions of the Section, the Company shall indemnify trustees and officers against expenses (including attorneys’ fees), judgments, fines, excise taxes and amounts paid in settlement actually and reasonably incurred in connection with actions, suits and proceedings, to the extent such indemnification is not prohibited by law, and may provide other indemnification to the extent not prohibited by law. The By-Laws are filed as Exhibit 6(b) to Pre-Effective Amendment No. 1 to the Penn Mutual Variable Annuity Account III Registration Statement on Form N-4 (File No. 333-69386) and are incorporated herein by reference.

Pennsylvania law (15 Pa. C.S.A. §§ 1741-1750) authorizes Pennsylvania corporations to provide indemnification to directors, officers and other persons.

Penn Mutual owns a directors and officers liability insurance policy covering liabilities directors and officers of Penn Mutual and its subsidiaries may incur in acting as directors and officers.

Selling Agreements currently entered into by The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, Hornor, Townsend & Kent, Inc. (“HTK”) with securities brokers and insurance agents generally provide for indemnification of Penn Mutual and HTK and their directors and officers in the event of liability resulting from unauthorized acts of the brokers and insurance agents.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

Hornor Townsend & Kent, Inc. serves as principal underwriters of the securities of the Registrant. Hornor Townsend & Kent, Inc. also serves as distributor of variable annuity contracts issued through Penn Mutual Variable Annuity Account III, a separate account of Penn Mutual.

Hornor, Townsend & Kent, Inc. – Directors and Officers*

Michelle A. Barry	President, Chief Executive Officer
Jason R. Albino	Chief Compliance Officer
Thomas H. Harris	Senior Vice President, Distribution
Michael W. Williams	Assistant Vice President, Distribution
Timothy N. Donahue	Managing Director, Operations and Supervision
James G. Murray	Tax Director
Franklin L. Best, Jr.	Counsel and Secretary
Matthew Tierney	Treasurer and Controller

*	The principal business address of the directors and officers is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172.

Commissions and Other Compensation Received By Each Principal Underwriter During Last Fiscal Year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Hornor, Townsend & Kent, Inc.	$17,570	$0	$0	$0

Item 30.	Location of Accounts and Records

The name and address of the person who maintains physical possession of each account, book or other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, is as follows:

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania 19044

Item 31.	Management Services

See “Administrative and Recordkeeping Services” in Part B of this Registration Statement.

Item 32.	Undertakings

The Penn Mutual Life Insurance Company hereby undertakes:

(a)	to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b)	to include either (1) as part of any application to purchase a contract or account offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c)	to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

Restrictions on withdrawals under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

The Penn Mutual Life Insurance Company represents that the fees and charges deducted under the Individual Variable and Fixed Annuity Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Registrant.

SIGNATURES

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 to be signed on its behalf, by the undersigned, thereunto duly authorized in the Township of Horsham and Commonwealth of Pennsylvania, on this 17th day of April, 2015.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III
(Registrant)

By:	THE PENN MUTUAL LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Eileen C. McDonnell
Eileen C. McDonnell
Chairman, President and Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 has been signed below by the following persons, in the capacities indicated, on the 17th day of April, 2015.

Signature	Title
/s/ Eileen C. McDonnell	Chairman, President and Chief Executive Officer
Eileen C. McDonnell

/s/ David O’Malley	Chief Operating Officer
David O’Malley

*EDWARD G. BOEHNE	Trustee

*JOAN P. CARTER	Trustee

*ROBERT E. CHAPPELL	Trustee

*WILLIAM R. COOK	Trustee

*CHARISSE R. LILLIE	Trustee

*HELEN P. PUDLIN	Trustee

*EDMOND F. NOTEBAERT	Trustee

*ROBERT H. ROCK	Trustee

*ANTHONY M. SANTOMERO	Trustee

*SUSAN D. WARING	Trustee

*By /s/ Eileen C. McDonnell
Eileen C. McDonnell, attorney-in-fact

Exhibit Index

EXHIBIT No.	EXHIBIT

(10)(a)	Consent of PricewaterhouseCoopers LLP

(10)(b)	Morgan, Lewis & Bockius LLP